Preference Plus Account
Prospectus


                                                            May 1, 1998
                                                            As Supplemented
                                                            November 9, 1998

Plus
Pro

Preference Plus

Non-Qualified Annuities . Individual Retirement Annuities . SIMPLE IRA . Simplified Employee Pensions . Roth IRA . Non-Qualified Annuities . Individual Retirement Annuities . SIMPLE IRA . Simplified Employee Pensions . Roth IRA . Non-Qualified Annuities . Individual Retirement Annuities . SIMPLE IRA . Simplified Employee Pensions . Roth IRA . Non-Qualified Annuities . Individual Retirement Annuities . SIMPLE IRA . Simplified Employee Pensions . Roth IRA . Non-Qualified Annuities . Individual Retirement Annuities . SIMPLE IRA . Simplified Employee Pensions . Roth IRA . Non-Qualified Annuities . Individual Retirement Annuities . SIMPLE IRA .


                                                MetLife
                                                Retirement & Savings Center
                                                98102QGU(exp0599)MLIC-LD
PPAIRANQSEPPROSP(11/98)

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                                PREFERENCE PLUS
                    GROUP AND INDIVIDUAL ANNUITY CONTRACTS

                                   ISSUED BY
                                 METROPOLITAN
                            LIFE INSURANCE COMPANY

  This Prospectus describes individual and group non-qualified annuities, individual retirement annuities, Savings Incentive Match Plan for Employees individual retirement annuities, Roth individual retirement annuities and simplified employee pensions Preference Plus Contracts ("Contracts") and individual and group non-qualified annuities, individual retirement annuities, Savings Incentive Match Plan for Employees individual retirement annuities, Roth individual retirement annuities and simplified employee pensions Preference Plus Income Annuities ("Income Annuities").

  Group Contracts and Income Annuities may only be purchased through your employer, or a group, association or trust of which you are a member or participant.

  You decide where your purchase payments are directed. The choices depend on what is available under your Contract or Income Annuity and may include the Fixed Interest Account, and through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity, Santander International Stock (formerly known as State Street Research International Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund").

  The Prospectus for the Metropolitan Fund is attached to the back of your Prospectus.

     THESE SECURITIES  HAVE  NOT BEEN  APPROVED OR  DISAPPROVED  BY THE
      SECURITIES  AND  EXCHANGE  COMMISSION OR  ANY  STATE  SECURITIES
        COMMISSION NOR  HAS THE  COMMISSION OR ANY  STATE SECURITIES
         COMMISSION PASSED  UPON THE  ACCURACY OR ADEQUACY  OF THIS
          PROSPECTUS.  ANY  REPRESENTATION TO  THE CONTRARY  IS  A
            CRIMINAL OFFENSE.

INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED INTEREST ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN FUND, WHICH CONTAINS ADDITIONAL INFORMATION AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  The Prospectus sets forth information about the Contracts and Income Annuities and Separate Account E that you should know before investing. Additional information about the Contracts and Income Annuities and Separate Account E has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference and which is available upon request without charge from Metropolitan Life Insurance Company, Retirement and Savings Center, Area 2H, One Madison Avenue, New York, NY 10010 Attention: Alan DeMichele. Inquiries may be made to Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center; telephone number (800) 553-4459. The table of contents of the Statement of Additional Information appears on page A-PPA-35. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) which you may visit that contains the Statement of Additional Information, material incorporated by reference, and other information.

  The date of this Prospectus and of the Statement of Additional Information is May 1, 1998, as supplemented November 9, 1998.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
INDEX OF SPECIAL TERMS................................................. A-PPA- 3
TABLE OF EXPENSES...................................................... A-PPA- 4
SUMMARY................................................................ A-PPA- 7
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.................. A-PPA- 8
FINANCIAL STATEMENTS................................................... A-PPA- 9
OUR COMPANY AND THE SEPARATE ACCOUNT................................... A-PPA-10
DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS........................ A-PPA-11
  YOUR INVESTMENT CHOICES.............................................. A-PPA-11
  PURCHASE PAYMENTS.................................................... A-PPA-14
  DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT............ A-PPA-15
  WITHDRAWALS AND TRANSFERS............................................ A-PPA-15
  DEDUCTIONS AND CHARGES............................................... A-PPA-17
  EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES............................. A-PPA-19
  DEATH BENEFIT........................................................ A-PPA-20
  INCOME OPTIONS....................................................... A-PPA-20
INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS.......................... A-PPA-21
  ADMINISTRATION....................................................... A-PPA-21
  DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS.................... A-PPA-22
  TRANSFERS............................................................ A-PPA-22
  DEDUCTIONS AND CHARGES............................................... A-PPA-23
OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS.................. A-PPA-25
TAXES.................................................................. A-PPA-29
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........... A-PPA-35
APPENDIX............................................................... A-PPA-36
INDEX.................................................................. A-PPA-37

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                    A-PPA-2

                             INDEX OF SPECIAL TERMS

   TERMS                                                                  PAGE
   -----                                                                --------
Account Balance........................................................ A-PPA- 7
Accumulation Units..................................................... A-PPA-15
Annuity Units.......................................................... A-PPA-22
Assumed Investment Rate................................................ A-PPA-22
Contract Year.......................................................... A-PPA-17
Contracts.............................................................. A-PPA- 1
Designated Office...................................................... A-PPA-14
Early Withdrawal Charge................................................ A-PPA-18
Experience Factor...................................................... A-PPA-15
Free Corridor.......................................................... A-PPA-19
Income Annuities....................................................... A-PPA- 1
Preference Plus Contracts.............................................. A-PPA- 1
Preference Plus Income Annuities....................................... A-PPA- 1
Separate Account....................................................... A-PPA-10
Systematic Withdrawal Program.......................................... A-PPA-16
Valuation Period....................................................... A-PPA-15

                                    A-PPA-3

       TABLE OF EXPENSES--PREFERENCE PLUS CONTRACTS AND INCOME ANNUITIES

  The following table illustrates Separate Account and Metropolitan Fund expenses for the fiscal year ending December 31, 1997:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS
 CURRENTLY OFFERED
 Sales Load Imposed on Purchases...................................    None
 Deferred Sales Load............................................... From 0% to
   (as a percentage of the purchase payment funding the withdrawal    7%(a)
    during the accumulation period)
 Exchange Fee......................................................    None
 Surrender Fee.....................................................    None
ANNUAL CONTRACT FEE................................................    None(b)
SEPARATE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average account value)
 General Administrative Expenses Charge............................   .50%(c)
 Mortality and Expense Risk Charge.................................   .75%(c)
 Total Separate Account Annual Expenses............................  1.25%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net assets)

                                                           OTHER EXPENSES
                                                MANAGEMENT AFTER EXPENSE
                                                   FEES    REIMBURSEMENT  TOTAL
                                                ---------- -------------- -----
 State Street Research Income
  Portfolio(d)(e)(f)...........................    .33          .10        .43
 State Street Research Diversified
  Portfolio(d)(e)(f)...........................    .44          .06        .50
 MetLife Stock Index Portfolio(d)..............    .25          .08        .33
 State Street Research Growth
  Portfolio(d)(e)(f)...........................    .49          .07        .56
 Janus Mid Cap Portfolio(e)(g).................    .75          .14        .89
 Loomis Sayles High Yield Bond Portfolio(g)....    .70          .20        .90
 State Street Research Aggressive Growth
  Portfolio(d)(e)(f)...........................    .71          .08        .79
 T. Rowe Price Small Cap Growth
  Portfolio(e)(g)..............................    .55          .18        .73
 Scudder Global Equity Portfolio(e)(g).........    .90          .22       1.12
 Santander International Stock
  Portfolio(d)(e)(f)...........................    .75          .28       1.03
 Harris Oakmark Large Cap Value
  Portfolio(e)(h)..............................    .75          .20        .95
 Lehman Brothers Aggregate Bond Index(h).......    .25          .20        .45
 Morgan Stanley EAFE Index Portfolio(h)........    .30          .25        .55
 Neuberger&Berman Partners Mid Cap Value
  Portfolio(e)(h)..............................    .70          .20        .90
 Russell 2000 Index Portfolio(h)...............    .25          .20        .45
 T. Rowe Price Large Cap Growth
  Portfolio(e)(h)..............................    .70          .20        .90

EXAMPLE

If you surrender your Contract at the end of
 the applicable time period:
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   State Street Research Income Division.......    $80 $    98    $118     $200
   State Street Research Diversified Division..     81     100     122      208
   MetLife Stock Index Division................     79      95     113      189
   State Street Research Growth Division.......     81     102     125      214
   Janus Mid Cap Division......................     85     112      --       --
   Loomis Sayles High Yield Bond Division......     85     113      --       --
   State Street Research Aggressive Growth Di-
   vision......................................     84     109     137      239
   T. Rowe Price Small Cap Growth Division.....     83     107      --       --
   Scudder Global Equity Division..............     87     119      --       --
   Santander International Stock Division......     86     117     150      264
   Harris Oakmark Large Cap Value Division.....     85     114      --       --
   Lehman Brothers Aggregate Bond Index Divi-
   sion........................................     80      98      --       --
   Morgan Stanley EAFE Index Division..........     81     102      --       --
   Neuberger&Berman Partners Mid Cap Value Di-
   vision......................................     85     113      --       --
   Russell 2000 Index Division.................     80      98      --       --
   T. Rowe Price Large Cap Growth Division.....     85     113      --       --

11/9/98
                                    A-PPA-4

If you annuitize at the end of the applicable
 time period or do not surrender your
 Contract(i):
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   State Street Research Income Division.......    $17     $53 $    92     $200
   State Street Research Diversified Division..     18      56      96      208
   MetLife Stock Index Division................     16      50      87      189
   State Street Research Growth Division.......     19      57      99      214
   Janus Mid Cap Division......................     22      68      --       --
   Loomis Sayles High Yield Bond Division......     22      68      --       --
   State Street Research Aggressive Growth Di-
   vision......................................     21      65     111      239
   T. Rowe Price Small Cap Growth Division.....     20      63      --       --
   Scudder Global Equity Division..............     24      75      --       --
   Santander International Stock Division......     23      72     123      264
   Harris Oakmark Large Cap Value Division.....     23      70      --       --
   Lehman Brothers Aggregate Bond Index........     17      54      --       --
   Morgan Stanley EAFE Index Division..........     18      57      --       --
   Neuberger&Berman Partners Mid Cap Value Di-
   vision......................................     22      68      --       --
   Russell 2000 Index Division.................     17      54      --       --
   T. Rowe Price Large Cap Growth Division.....     22      68      --       --

-------

(a) Under certain circumstances, the deferred sales load, termed the early withdrawal charge in this Prospectus (see "Deductions and Charges," page A-PPA-17) does not apply to 10% of the Account Balance. Under certain other circumstances, the deferred sales load does not apply at all.

(b) A one time contract fee of $350 may be imposed under certain Income Annuities. (See "Income Annuities--Deductions and Charges," page A-PPA-23.)

(c) Although total Separate Account annual expenses will not exceed 1.25% of average account values, the allocation of these expenses between general administrative expenses and the mortality and expense risk charges is only an estimate. (See "Deductions and Charges," page A-PPA-17.)
(d) Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.
(e) The marginal rate of the investment management fee for these Portfolios will decrease when the dollar amount in each Portfolio reaches certain threshold amounts.
(f) Reflects 1997 management fees, restated to assume changes in management fees effective August 1997, had been in effect for the entire year.

(g) These Portfolios commenced operations on March 3, 1997. MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until each Portfolio's total net assets are at least $100 million, or until March 2, 1999, whichever is earlier. Absent such expense reimbursement, the other expenses would have been 0.39% for the Loomis Sayles High Yield Bond Portfolio and 0.31% for the Scudder Global Equity Portfolio. MetLife ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997, the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998 and the Scudder Global Equity Portfolio as of July 1, 1998.

(h) The Portfolios commenced operations on November 9, 1998. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1998. Subject to receiving New York State Insurance Department approval, MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios, and .25% of the average net assets for the Morgan Stanley EAFE Index Portfolio until each of the Portfolio's total net assets are at least $100 million, or until November 8, 2000, whichever is earlier.

(i) The annuity purchased must be a life annuity or one with a noncommutable duration of at least five years to avoid the early withdrawal charge (see "Exemptions from Early Withdrawal Charges," page A-PPA-19).

  The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account and the Metropolitan Fund. It assumes that

11/9/98                             A-PPA-5
there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the table. See "Deductions and Charges," page A-PPA-17, for a more detailed description of the charges and expenses imposed upon the assets in the Separate Account.


                                    A-PPA-6

 ...............................................................


SUMMARY
 ...............................................................................

THE USE OF CERTAIN TERMS IN THIS PROSPECTUS

  This Prospectus describes variable accumulation and income annuity contracts issued by Metropolitan Life Insurance Company ("MetLife", "we", "us" or "our"). The term "Contracts" and "Income Annuities" also includes certificates issued under certain group arrangements. Income Annuities are described separately beginning on page A-PPA-21. "You" as used in this Prospectus means the participant or annuitant for whom money is invested in a Contract or Income Annuity.

YOUR INVESTMENT CHOICES (PAGES A-PPA-11-14)

  Each of the Contracts offers an account under which we guarantee specified interest rates for specified periods (the "Fixed Interest Account"). This Prospectus does not describe that account and will mention the Fixed Interest Account only where necessary to explain how the "Separate Account" works. Each Contract also offers a choice of investment options under which values can go up or down based upon investment performance. See "Determining the Value of Your Separate Account Investment," page A-PPA-15, for a description of accumulation units and how these values are determined based upon investment performance.

  This Prospectus describes only the investment options available through a "Separate Account" as distinct from the Fixed Interest Account.

  A SUMMARY OF THE INVESTMENT OBJECTIVES OF THE INVESTMENT CHOICES APPEARS ON PAGE A-PPA-12. A MORE COMPLETE DESCRIPTION OF THE INVESTMENT CHOICES IS FOUND IN THE METROPOLITAN SERIES FUND, INC. PROSPECTUS, WHICH IS LOCATED IN THE BACK OF THIS PROSPECTUS.

TAXES (PAGES A-PPA-29-34)

  A variable annuity receives special treatment under the Federal income tax laws. Please refer to the pages above for information concerning how the Federal tax laws affect purchase payments and withdrawals in each particular tax market.

PURCHASE PAYMENTS; WITHDRAWALS AND TRANSFERS (PAGES A-PPA-14-15; A-PPA-15-17)

  The Contracts allow you to make new purchase payments, to transfer money among investment options and between the Separate Account and the Fixed Interest Account and to withdraw money credited to you ("Account Balance"). (See "Withdrawals and Transfers," page A-PPA-15.) Restrictions and early withdrawal charges may apply to withdrawals, depending on the circumstances and your Contract. (See "Withdrawals and Transfers," page A-PPA-15, "Deductions and Charges," page A-PPA-17.)

DEDUCTIONS AND CHARGES (PAGES A-PPA-17-18)

  Your Contract is subject to various charges.

  Annual Contract Fees: There is no annual Contract fee. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

  General Administrative Expenses and Mortality and Expense Risk Charge: 1.25% on an annual basis.

  Early Withdrawal Charge: A declining charge of up to 7% on amounts for the first seven years after each purchase payment is received.

  Metropolitan Series Fund, Inc.: Management fees and other expenses.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES (PAGES A-PPA-19-20)

  A withdrawal or transfer may not result in an early withdrawal charge. Provisions are more fully described within this Prospectus. A summary appears below.

  Item 1--Transfers among investment divisions or to or from the Fixed Interest Account

  Item 2--Withdrawals that represent purchase payments made over seven years ago

  Item 3--Free Corridor

  Item 4--Free Look

  Item 5--Certain Income Annuities

  Item 6--Death Benefit

  Item 7--Mandated Withdrawals under Federal law

  Item 8--Transfer from other MetLife Contracts

  Item 9--Nursing Home or Terminal Illness

  Item 10--Amendment to your IRA Contract

DEATH BENEFIT (PAGE A-PPA-20)

  Each Contract offers a death benefit that guarantees certain payments in case of your death even if the Account Balance has fallen below that amount.

INCOME ANNUITIES (PAGES A-PPA-21-24)

  You may use your money to obtain payments guaranteed for life or for certain other periods (an annuity). These payments may be either for specified, fixed amounts or for amounts that can go up or down based on the investment performance of a choice of investment options in the Separate Account ("variable income option"). You may purchase an Income Annuity if you did not have a Contract during the accumulation period. Your Income Annuity is subject to various charges. (See "Income Annuities--Deductions and Charges," page A-PPA-23-24.)

                                    A-PPA-7

             ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

  The following information has been derived from the Separate Account's full financial statements, which statements are annually audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and related notes in the Statement of Additional Information or as previously stated in earlier reports.


                                     ACCUMULATION     ACCUMULATION  NUMBER OF ACCUMULATION
                                      UNIT VALUE     UNIT VALUE END   UNITS END OF YEAR
  PREFERENCE PLUS CONTRACTS   YEAR BEGINNING OF YEAR    OF YEAR         (IN THOUSANDS)
  -------------------------   ---- ----------------- -------------- ----------------------
  State Street
   Research                   1997      $16.49           $17.89             16,307
  Income Divi-
   sion                       1996      $16.12            16.49             16,604
                              1995       13.65            16.12             15,252
                              1994       14.27            13.65             13,923
                              1993       12.98            14.27             14,631
                              1992       12.29            12.98              5,918
                              1991       10.60            12.29              1,210
                              1990       10.00(a)         10.60                 32
  State Street
   Research                   1997       19.22            22.89             62,604
  Diversified
   Division                   1996       17.00            19.22             52,053
                              1995       13.55            17.00             42,712
                              1994       14.15            13.55             40,962
                              1993       12.70            14.15             31,808
                              1992       11.75            12.70              7,375
                              1991        9.52            11.75              1,080
                              1990       10.00(a)          9.52                 44
  MetLife Stock
   Index
   Division                   1997       22.43            29.28             58,817
                              1996       18.52            22.43             43,141
                              1995       13.70            18.52             29,883
                              1994       13.71            13.70             23,458
                              1993       12.67            13.71             18,202
                              1992       11.94            12.67              8,150
                              1991        9.32            11.94              1,666
                              1990       10.00(a)          9.32                 55
  State Street
   Research                   1997       21.37            27.10             60,102
  Growth Divi-
   sion                       1996       17.71            21.37             49,644
                              1995       13.47            17.71             38,047
                              1994       14.10            13.47             32,563
                              1993       12.48            14.10             24,608
                              1992       11.32            12.48              9,432
                              1991        8.61            11.32              2,824
                              1990       10.00(a)          8.61                178
  Janus Mid Cap
   Division                   1997       10.00(b)         12.69              7,417
  Loomis Sayles
   High                       1997       10.00(b)         10.51              2,375
  Yield Bond Di-
   vision
  State Street
   Research
   Aggressive
   Growth
   Division                   1997       23.77            25.05             43,359
                              1996       22.35            23.77             43,962
                              1995       17.47            22.35             33,899
                              1994       18.03            17.47             26,890
                              1993       14.89            18.03             17,094
                              1992       13.66            14.89              5,747
                              1991        8.31            13.66              1,060
                              1990       10.00(a)          8.31                 49
  T. Rowe Price
   Small Cap                  1997       10.00(b)         11.76              6,932
  Growth
   Division
  Scudder Global
   Equity
   Division                   1997       10.00(b)         10.85              4,826
  Santander
   International
   Stock
   Division                   1997       13.77            13.28             15,865
                              1996       14.19            13.77             17,780
                              1995       14.25            14.19             17,553
                              1994       13.74            14.25             16,674
                              1993        9.41            13.74              6,921
                              1992       10.61             9.41                966
                              1991       10.00(c)         10.61                 92

   In addition to the above mentioned Accumulation Units, there were cash reserves of $14,503,548 as of December 31, 1997 applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.


(a) Inception Date July 2, 1990
(b) Inception Date March 3, 1997
(c) Inception Date July 1, 1991

11/9/98                             A-PPA-8

                                             1990      1991      1992      1993      1994      1995      1996      1997
                                             ----      ----      ----      ----      ----      ----      ----      ----
State Street Research Income                 10.6     12.29     12.98     14.27     13.65     16.12     16.49     17.89
State Street Research Diversified            9.52     11.75      12.7     14.15     13.55        17     19.22     22.89
Met Life Stock Index                         9.32     11.94     12.67     13.71      13.7     18.52     22.43     29.28
State Street Research Growth                 8.61     11.32     12.48      14.1     13.47     17.71     21.37      27.1
Janus Mid Cap                                                                                                     12.69
Loomis Sayles High Yield Bond                                                                                     10.51
State Street Research Aggressive Growth      8.31     13.66     14.89     18.03     17.47     22.35     23.77     25.05
T. Rowe Price Small Cap Growth                                                                                    11.76
Scudder Global Equity                                                                                             10.85
Santander International Stock                         10.61      9.41     13.74     14.25     14.19     13.77     13.28

Financial Statements

     The financial statements for the Separate Account and MetLife are in the Statement of Additional Information and are available upon request from MetLife.

                                    A-PPA-9

 ...............................................................................


OUR COMPANY AND THE SEPARATE ACCOUNT
 ................................................................................

WHO IS METLIFE?

  We are a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were formed in 1868 in New York and operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. As of December 31, 1997, we had approximately $330.3 billion in assets under management.

WHAT IS THE SEPARATE ACCOUNT?

  We organized the Separate Account on September 27, 1983. It is an investment account that we maintain separate from our other assets. It is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. All income, gains and losses, whether or not realized, from the Separate Account's assets are credited to or charged against the Separate Account, without regard to our other business. In other words, the Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. Our obligation to honor all of our promises under the Contracts and Income Annuities is not limited by the amount of assets in the Separate Account.

                                    A-PPA-10

          SECTION I: DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS


WHAT ARE THE CONTRACTS?

  The Contracts offer you the choice of an account that pays interest guaranteed by MetLife (the Fixed Interest Account) or an account offering a range of investment choices where performance is not guaranteed. The Contracts are called "annuities" since they offer a variety of payment options, including guaranteed income for life.

  We offer many types of Preference Plus Contracts to meet your individual needs. These include contracts meeting the tax requirements under the following provisions of the Internal Revenue Code ("Code"): (1) Individual Retirement Annuities (IRAs) under (S)408(b); (2) Roth Individual Retirement Annuities (Roth IRAs) under ((S))408A; (3) Simplified Employee Pensions (SEPs) under (S)408(k); (4) Savings Incentive Match Plan for Employees Individual Retirement Annuities (SIMPLE IRAs) under (S)408(p); (5) Tax Sheltered Annuities (TSAs) under (S)403(b); (6) Public Employee Deferred Compensation
(PEDC) under (S)457; (7) Keogh plans under (S)401; (8) Qualified Annuity Plans (403(a)) under (S)403(a); and (9) Non-Qualified Annuities under (S)72. Our Contracts may be individual or group (offered to an employer, association, trust or other group for its employees, members or participants). Group Contracts may be issued to a bank that does nothing but hold them as contractholder. Contracts are either allocated (we keep records of your Account Balance) or unallocated (we keep Account Balance records only for the plan as a whole). Some contracts have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes five types of Contracts: IRAs, Roth IRAs, SIMPLE IRAs, SEPs and Non-Qualified.

  The Prospectus will occasionally refer to the Fixed Interest Account. However, this Prospectus does not describe that account.

MAY THE CONTRACTS BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. If your purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan that may limit or affect the exercise of your rights under the Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income annuity types. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. The Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Contract will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

YOUR INVESTMENT CHOICES
 ...............................................................................

WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?

  The investment choices are provided through our Separate Account. Divisions available for new investments are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, and Santander International Stock Divisions. If approved in your state, the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions are also available. If you are covered under a group Contract, your employer, association or group may have limited the number of available divisions. Your Contract will indicate the divisions available to you when we issued it. We may add or eliminate divisions for some or all persons.

  The divisions do not invest directly in stocks, bonds or other investments. Instead they buy and sell shares of mutual fund portfolios that in turn do the investing. The portfolios are part of the Metropolitan Fund as shown on page
1. All dividends declared by any of the portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Contracts. No sales or redemption charges apply to our purchase or sale through the Separate Account of these mutual fund shares. These mutual funds are available only through the purchase of annuities and life insurance policies and are never sold directly to the public. These

11/9/98                            A-PPA-11

 ...............................................................................


mutual funds are "series" types of funds registered with the Securities and Exchange Commission as "open-end management investment companies" under the 1940 Act. Except for the Janus Mid Cap Portfolio, each fund is "diversified" under the 1940 Act. Each division invests in shares of a comparably named portfolio.

  A summary of the investment objectives of the currently available portfolios is as follows:

State Street Research Income Portfolio: Seeks a) the highest possible return, by combining current income with capital gains, consistent with prudent investment risk, and b) secondarily, the preservation of capital by investing at least 75% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization, or of comparable quality.

State Street Research Diversified Portfolio: Seeks a high total return while attempting to limit investment risk and preserve capital by investing portions of its assets in: equity securities of the type that can be purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments.

MetLife Stock Index Portfolio: Seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") by normally investing most of its assets in common stocks included in the S&P 500 Index.

State Street Research Growth Portfolio: Seeks long-term growth of capital and income, and moderate current income. Generally, the greatest portion of the Portfolio's assets will be invested in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.

Janus Mid Cap Portfolio: Seeks to provide long-term growth of capital by normally investing at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

Loomis Sayles High Yield Bond Portfolio: Seeks high total investment return through a combination of current income and capital appreciation by normally investing at least 65% of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds").

State Street Research Aggressive Growth Portfolio: Seeks maximum capital appreciation by generally investing most of its assets in the common stocks and other securities convertible into or carrying the right to acquire common stocks of less mature companies with the potential for rapid growth and companies whose unusual circumstances have not been fully recognized.

T. Rowe Price Small Cap Growth Portfolio: Seeks long-term capital growth by normally investing at least 65% of its total assets in a diversified group of small capitalization companies.

Scudder Global Equity Portfolio: Seeks to provide long-term growth of capital by generally investing most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter.

Santander International Stock Portfolio: Seeks long-term growth of capital by normally investing at least 65% of its net assets in equity securities of established large capitalization foreign (non-U.S. domiciled) companies with attractive long-term prospects for growth of capital.

Harris Oakmark Large Cap Value Portfolio: To achieve long-term capital appreciation. The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies.

Lehman Brothers Aggregate Bond Index Portfolio: To equal the return of the Lehman Brothers Aggregate Bond Index. The Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

Morgan Stanley EAFE Index Portfolio: To equal the return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index.

Neuberger&Berman Partners Mid Cap Value Portfolio: To achieve capital growth. The Portfolio will normally invest at least 65% of its total assets in common stocks of mid capitalization companies.

Russell 2000 Index Portfolio: To equal the return of the Russell 2000 Index. The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.

T. Rowe Price Large Cap Growth Portfolio: To achieve long-term growth of capital, and, secondarily, dividend income. The Portfolio will invest at least 65% of its total assets in a diversified group of large capitalization growth companies.

  Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers Aggregate Bond Index, MetLife Stock

11/9/98                            A-PPA-12

 ...............................................................................

Index and Russell 2000 Index Portfolios, we receive monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the Morgan Stanley EAFE Index Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .30% of the average daily assets of the aggregate net assets of the Portfolio. For providing investment management services to the State Street Research Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and .45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Income Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .35% of the average daily value of the aggregate net assets up to $250 million, .30% of such assets on the next $250 million and .25% of such assets on amounts over $500 million. For providing investment management services to the State Street Research Diversified Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million and
 .40% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Aggressive Growth Portfolio, we receive monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Income, State Street Research Diversified, State Street Research Growth and State Street Research Aggressive Growth Portfolios.

  For providing investment management services to the Santander International Stock Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. Effective on or about November 9, 1998, Santander Global Advisors, Inc., of which MetLife owns 25% of the outstanding common stock, will become the sub-investment manager for the Santander International Stock Portfolio.

  For providing investment management services to the Loomis Sayles High Yield Bond Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. Loomis Sayles & Company, L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. For providing investment management services to the Janus Mid Cap Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million and .65% of such assets on amounts in excess of $500 million. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio. For providing investment management services to the T. Rowe Price Small Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million and .45% of such assets in excess of $400 million. For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million and .60% of such assets in excess of $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the
T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth Portfolios.

  For providing investment management services to the Scudder Global Equity Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.) is the sub-investment manager for the Scudder Global Equity Portfolio.

  For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates LP, whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

  For providing investment management services to the Neuberger&Berman Partners Mid Cap Value Portfolio, we receive monthly compensation from the

11/9/98                            A-PPA-13

 ...............................................................................

Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .675% of such assets on the next $250 million, .65% of such assets on the next $500 million, .625% of such assets on the next $750 million and .60% of such assets over $1.6 billion. Neuberger&Berman Management Incorporated is the sub-investment manager for the Neuberger&Berman Partners Mid Cap Value Portfolio.

  Sub-investment management services are provided to us and we pay fees for such services according to contracts between us and each of the sub-investment managers. Sub-investment management fees are solely our responsibility, not that of the Metropolitan Fund.

  The Metropolitan Fund is more fully described in its prospectus and the Statement of Additional Information that the prospectus refers to. The Metropolitan Fund's prospectus is attached at the end of this prospectus. The Statement of Additional Information is available upon request.

  See "The Fund and its Purpose," in the prospectus for the Metropolitan Fund for a discussion of the different separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund and the risks related to that arrangement.

PURCHASE PAYMENTS
 ...............................................................................

ARE THERE SPECIAL RULES CONCERNING THE FIRST PAYMENT AND OTHER ADMINISTRATIVE DETAILS THAT YOU SHOULD KNOW?

  Yes. All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to one of our "Designated Office(s)." We will provide you with information indicating which Designated Office to contact regarding various matters and the addresses for these Offices. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Under certain group Contracts, your employer, or the group in which you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.

  Your first purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree or we cannot reach you by the fifth business day, your purchase payment will be returned immediately.

  For IRA, Roth IRA and Non-Qualified Contracts, your purchase payments may also be made "automatically" through procedures that we call "automatic payroll deduction" and "check-o-matic." With automatic payroll deduction, your employer deducts an amount from your salary and makes the purchase payment for you. With check-o-matic, your bank deducts monies from your bank checking account and makes the purchase payment for you.

  Purchase payments, including check-o-matic payments, are effective and valued as of 4:00 p.m. Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the accumulation unit value (discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.

  Under certain circumstances, we may be able to electronically submit your complete initial application to our Designated Office. For the purpose of crediting and valuing any purchase payment electronically submitted with your initial application we may, for certain Contracts, treat the electronic purchase payment as a payment received at our Designated Office if: (1) the electronic purchase payment is received at the Designated Office accompanied by a correct and complete electronic application record; and (2) your actual purchase payment, application and other documentation are received in good order at our Designated Office within five business days following the transmission of the electronic record. In such case, the sales representative or local office will electronically transmit a record of your purchase payment and application and then forward your actual purchase payment, application and other documentation to our Designated Office. Generally, the electronic record is received at our Designated Office the business day following its transmission by the sales representative or local office. If, however, your purchase payment and application are received at our Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  There is no minimum purchase payment. We may reject purchase payments over $500,000. Your purchase payments may also be limited by the Federal tax laws.

11/9/98                            A-PPA-14

 ...............................................................................



HOW ARE PURCHASE PAYMENTS ALLOCATED?

  You decide how a purchase payment is allocated among the Fixed Interest Account and the investment divisions of the Separate Account available to your Contract. Allocation changes for new purchase payments will be made upon our receipt of your notification of changes. You may also specify a day as long as it is within 30 days after we receive the request.

ARE THERE ANY LIMITS ON SUBSEQUENT PURCHASE PAYMENTS?

  You may generally make purchase payments at any time before the date income payments begin except as limited by the Federal tax laws.

  You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, except if purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

  In order to comply with regulatory requirements in Washington and Oregon, we may limit the ability of a resident of either state to make purchase payments
(1) after the Contract has been held for more than three years, if the Contract was issued after age 60 or (2) after age 63, if the Contract was issued before age 61.

DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
 ...............................................................................

WHAT IS AN ACCUMULATION UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "accumulation units." When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units credited is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.

HOW IS AN ACCUMULATION UNIT VALUE CALCULATED?

  We calculate accumulation unit values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive accumulation unit value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The accumulation unit values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses, accumulation unit values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses, accumulation unit values will go down.

   We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying portfolio.The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for the Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risk we assume under the Contracts.

  To calculate an accumulation unit value we multiply the experience factor for the Valuation Period by the last previously calculated accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was 1.05, the new accumulation unit value is $12.60 ($12.00 X 1.05). On the other hand, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was .95, the new accumulation unit value is $11.40 ($12.00 X .95).

WITHDRAWALS AND TRANSFERS
 ...............................................................................

CAN YOU MAKE WITHDRAWALS AND TRANSFERS?

  Yes. You may either withdraw all or part of your Account Balance from the Contract or transfer it from one investment division to another or to the Fixed Interest Account.

  Withdrawals must be at least $500 (or the Account Balance, if less). You may make an unlimited number of

11/9/98                            A-PPA-15

 ...............................................................................


transfers. Your request must tell us the percentage or dollar amount to be withdrawn or transferred and we may require that this request be made on the form we provide for this purpose. If we agree, you may also submit an authorization directing us to make transfers on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account. We may require that you maintain a minimum Account Balance in investment divisions from which amounts are transferred based upon an authorization.

WHEN WILL WITHDRAWALS OR TRANSFERS BE PROCESSED?

  Generally, we will process withdrawals or transfers as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased.

CAN YOU MAKE PAYMENTS DIRECTLY TO OTHER INVESTMENTS ON A TAX-FREE BASIS?

  Generally yes, you can make payments directly to other investments on a tax-free basis, if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.

CAN YOU MAKE CHANGES BY TELEPHONE?

  Yes. You can request transfers, change your allocation of future investments and make changes to transfers made on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account by telephone unless prohibited by state law. If we agree and you complete the form we supply, you may also authorize your sales representative to request transfers, change your allocation of future investments and make changes to transfers made on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account on your behalf by telephone. Whether you or your sales representative make such requests by telephone, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to make these requests which affect both your Fixed Interest and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls making such requests will be recorded. You (or the sales representative) will be asked to produce your personalized data prior to our initiating any requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transaction. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to the Designated Office.

CAN YOU MAKE SYSTEMATIC WITHDRAWALS?

  Yes. If we agree and, if approved in your state, for IRA, Roth IRA, SIMPLE IRA, SEP and Non-Qualified Contracts, you may request us to make "automatic" withdrawals for you on a periodic basis through our Systematic Withdrawal Program. Systematic Withdrawal Program payments are not payments made under an income option or under an Income Annuity, as described later in this Prospectus. You may choose to receive Systematic Withdrawal Program payments for either a specific dollar amount or a percentage of your Account Balance. Beginning on or about December 15, 1998, if you choose to receive a percentage of your Account Balance, we will determine the initial dollar amount payable as of the date these payments begin and we will pay the dollar amount over the remainder of the Contract Year. For example, if you ask for a percentage equal to $12,000 and there are six months left in the Contract Year, we will pay you $2,000 a month if payments are made monthly. For each later Contract Year that the Systematic Withdrawal Program remains in effect, we will pay you either the dollar amount that you have chosen or a dollar amount equal to the percentage of your Account Balance you have chosen, applied to your Account Balance as of your first Systematic Withdrawal Program payment date in that Contract Year. We will pay this amount over the full Contract Year. For example, if you ask for a percentage equal to $12,000 a year, we will pay you $1,000 a month if payments are to be made monthly. Each Systematic Withdrawal Program payment must be at least $50. Your payment date is the date we make payment, which is not the date you receive it. You should allow approximately 10 business days for processing your request. If we do not receive the request at least 10 business days in advance of the Systematic Withdrawal Program payment start date, we will process your first Systematic Withdrawal Program payment the following month. If you do not specify a payment date, payments will commence 30 days from the date we receive your request. The date of the first Systematic Withdrawal Program payment is your Systematic Withdrawal Program anniversary date. Requests to commence Systematic Withdrawal Program payments may not be made by telephone. Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year prior to your Systematic Withdrawal Program anniversary date or, on or about December 15, 1998, prior to the beginning of any Contract Year, unless we agree

11/9/98                            A-PPA-16

 ...............................................................................

otherwise. Requests for such changes must be made at least 30 days prior to the Systematic Withdrawal Program anniversary date or, on or about December 15, 1998, at least 30 days prior to the beginning of any Contract Year, unless we agree otherwise. You may cancel your Systematic Withdrawal Program request at any time by telephone or by writing us at the Designated Office.

FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?

  Each Systematic Withdrawal Program payment may be taken on a pro rata basis from the Fixed Interest Account and investment divisions of the Separate Account in which you then have money. If your Account Balance is insufficient to make a requested Systematic Withdrawal Program payment, the remaining Account Balance will be paid to you. You will also be able to select the percentage to be withdrawn from each investment division and/or the Fixed Interest Account based on your preference. If you do not specify percentages or if there are insufficient amounts in one or more of your selected investment divisions or the Fixed Interest Account, then your Systematic Withdrawal Program payment will automatically be taken on a pro rata basis from the Fixed Interest Account and investment divisions in which you then have money.

WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?

  For purposes of the early withdrawal charge, Systematic Withdrawal Program payments are characterized as a single withdrawal made in a series of payments over a twelve month period. If Systematic Withdrawal Program payments comprise the first withdrawal of the Contract Year and are within the 10% Free Corridor, calculated for this purpose as 10% of the Account Balance on the Systematic Withdrawal Program anniversary date, no Systematic Withdrawal Program payment will be subject to an early withdrawal charge.

  Beginning on or about December 15, 1998, if you have elected the Systematic Withdrawal Program, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal on the first Systematic Withdrawal Program payment date for the first Contract Year for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. For Contract Years thereafter, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal as of the first Systematic Withdrawal Program payment date after the Contract Year anniversary for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. However, each Systematic Withdrawal Program payment will be treated separately as of the date of a withdrawal from your Contract to determine whether or not it is subject to a withdrawal charge. We will withdraw that portion of the withdrawal that constitutes the early withdrawal charge when we make the Systematic Withdrawal Program payment. (Depending on underwriting and plan requirements, the first Contract Year is the initial three to fifteen month period the Contract is in force; thereafter, it is each subsequent twelve month period).

  Systematic Withdrawal Program payments in excess of the 10% Free Corridor and Systematic Withdrawal Program payments that comprise the second or later withdrawal of the Contract Year will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. On or about December 15, 1998, only Systematic Withdrawal Program payments in excess of the 10% Free Corridor will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. See "Deductions and Charges."

  Systematic Withdrawal Program payments are treated as withdrawals for Federal income tax purposes. All or a portion of the amounts withdrawn under Systematic Withdrawal Program will be subject to Federal income tax. If you are under age 59 1/2, tax penalties may also apply. See "Taxes," pages A-PPA-29-34.

CAN MINIMUM DISTRIBUTION PAYMENTS BE MADE ON A PERIODIC BASIS?

  Yes. Rather than receiving your minimum distribution in one annual payment, you may request that we make minimum distribution payments to you on a periodic basis. However, you may be required to meet certain total Account Balance minimums at the time you request periodic minimum distribution payments.

DEDUCTIONS AND CHARGES
 ...............................................................................

ARE THERE ANNUAL CONTRACT CHARGES?

  There are no Separate Account annual Contract charges. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

WHAT ARE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Contract purchasers and participants may live for a longer period

11/9/98                            A-PPA-17

 ...............................................................................


of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay will be larger than the Account Balance. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Contracts will be greater than we estimated.

  These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See "How is an accumulation unit value calculated?" on A-PPA-15.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.25% of the average value of the assets in each investment division. Of this charge, we estimate that .50% is for administrative expenses and .75% is for the mortality and expense risk.

  During 1997, these charges were $87,711,107 for all contracts in Separate Account E.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES AND WHEN ARE THEY PAID?

  Some jurisdictions tax what are called "annuity considerations." These may include purchase payments, account balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only when you purchase an income annuity. In Mississippi, Wyoming, South Dakota, Kentucky and Washington, D.C., we may also deduct money to pay annuity taxes on lump sum withdrawals or when you purchase an income annuity. We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

  A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page A-PPA-36.

WHAT IS THE EARLY WITHDRAWAL CHARGE (SALES LOAD)?

  The following paragraphs describe how the early withdrawal charge is determined. The early withdrawal charge reimburses us for our costs in selling the Contracts. We may use any of our profits derived from the mortality and expense risk charge to pay for any of our costs in selling the Contracts that exceed the revenues generated by the early withdrawal charge. However, we believe that our sales expenses may exceed revenues generated by the early withdrawal charge and, in such event, we will pay such excess out of our surplus.

  To determine the early withdrawal charge for Preference Plus Contracts, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and what account or investment division the withdrawal is actually coming from. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from each investment division in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

  For partial withdrawals from an investment division, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown below. Then we will make the payment directed, and withdraw the early withdrawal charge from that investment division.

  For a full withdrawal from an investment division we multiply the amount to which the withdrawal charge applies by the percentage shown below, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal from an investment division if your Account Balance in that investment division is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

  For the Contracts, withdrawal charges are imposed on amounts (other than earnings) for the first seven years after the purchase payment is received as shown in the table below.

 DURING PURCHASE PAYMENT YEAR

                                                                                                  [8 &
   1          2             3             4             5             6             7            BEYOND]
  7%          6%            5%            4%            3%            2%            1%              0%


  As required by the Federal securities laws, your total early withdrawal charges will never exceed 9% of all your purchase payments applied to the investment divisions to the date of the withdrawal. When no allocations or transfers are made to the Separate Account, except in connection with the Equity Generator SM investment strategy, withdrawal charges will be calculated as described above, but the charge imposed will not exceed earnings.

                                    A-PPA-18

 ...............................................................................



EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES
 ...............................................................................

CAN YOU MAKE WITHDRAWALS OR TRANSFERS WITHOUT EARLY WITHDRAWAL CHARGES?

  Yes. There are several types of withdrawals that will not result in an early withdrawal charge to you. Tax penalties may still apply and the amounts withdrawn may also be subject to Federal income tax, see "Taxes," pages A-PPA-29-34. We may require proof satisfactory to us that any necessary conditions have been met.

  The following describes the situations where we do not impose an early withdrawal charge:

  1. Transfers made among the investment divisions of the Separate Account or to and from the Fixed Interest Account.

  2. Withdrawals that represent purchase payments made over seven years ago.

  3. A Free Corridor withdrawal: the Free Corridor is the first withdrawal of up to 10% of your Account Balance during the Contract Year. Beginning on or about December 15, 1998 and if approved in your state, the Free Corridor withdrawal percentage of up to 10% of your Account Balance may be taken in an unlimited number of partial withdrawals. For each withdrawal we calculate the percentage it represents of your Account Balance and whenever the total of such percentages exceeds the specified percentage the early withdrawal charge applies.

  4. Free Look: You may cancel your Contract within 10 days (20 days in North Dakota and Idaho) after you receive it by telling us in writing. We will then refund all of your purchase payments (however for Contracts issued in New York, Illinois, Minnesota and Pennsylvania we will instead pay you your Account Balance). The Free Look is 30 days if the Contract was issued to you in California and you are 60 years old or older. If you cancel the Contract, we will then refund your Account Balance. If you purchased your Contract by mail, you may have more time to return your Contract.

  5. You purchase an income annuity from us for life or a noncommutable period of five years or more.

  6. You die before any income payments have been made and we pay your beneficiary a death benefit.

  7. Except for Non-Qualified and Roth IRA Contracts, the withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to the Contract from which the withdrawal is made.

  8. Transfer from other MetLife Contracts: (A) For transfers prior to January 1, 1996: If you rolled over amounts from other MetLife contracts we designate, of the following two formulas, we will apply the one that is more favorable to you:

  (1) treat our other contract and this Contract as if they were one for purposes of determining when a purchase payment was made, credit your purchase payments with the time you held them under our other contract prior to the time they were rolled over or

  (2) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                         DURING PURCHASE PAYMENT YEAR

                                                                                                          [6 &
   1              2                     3                     4                     5                    BEYOND]
  5%              4%                    3%                    2%                    1%                       0


  (B) For transfers commencing on or after January 1, 1996:

  (1) If you roll over amounts from other MetLife contracts we designate that have been in force at least two years (except as covered in (2) below), we will apply the one of the following two formulas that is more favorable to you: (a) the same withdrawal charge schedule that would have applied to the rollover amounts had they remained in your other MetLife contracts, however, any exceptions or reductions to the basic withdrawal charge percentage that this Contract does not provide for (such as a 0% charge at the end of an interest rate guarantee period or a 3% charge at the third anniversary) will not apply; or (b) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                         DURING PURCHASE PAYMENT YEAR

                                                                                                          6 &
   1              2                     3                     4                     5                    BEYOND
  5%              4%                    3%                    2%                    1%                     0%


For this purpose, purchase payment year is measured from the date of the rollover, not the original purchase payment date under the other MetLife contracts.

  (2) If the other MetLife contracts have been in force less than two years or provide for a separate withdrawal charge for each purchase payment, we will treat the other contracts and this Contract as if they were one for purposes of determining when a purchase payment was made by crediting under this Contract your purchase payments with the time you held them under our other contract prior to the date they were rolled over.

11/9/98                            A-PPA-19

 ...............................................................................



  (C) We may instead, if provided for by this Contract, treat another contract and this Contract as if they were one for purposes of determining when a purchase payment was made by deeming your purchase payments to have been made under this Contract on the dates they were made under the other contract.

  9. Nursing Home or Terminal Illness: To the first withdrawal if you or your spouse (A) is a resident in certain nursing home facilities for at least 90 consecutive days or (B) has been diagnosed as terminally ill and is expected to die within twelve months, but only if this provision has been approved by your state.

  10. If permitted under the tax laws and approved in your state, you accept an amendment to your IRA Contract, converting it to a Roth IRA Contract.

DEATH BENEFIT
 ................................................................................

WHAT IS THE DEATH BENEFIT?

  The death benefit is the greatest of (i) your Account Balance, (ii) your highest Account Balance as of December 31 of any fifth Contract anniversary less any later partial withdrawals and any later annual Contract charges withdrawn from the Fixed Interest Account and (iii) the total of all of your purchase payments less any partial withdrawals.

WHEN AND TO WHOM WILL THE DEATH BENEFIT BE PAID?

  The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.

  You name your beneficiary.

  The payee may take a lump sum cash payment or apply the death benefit (less any applicable annuity taxes) to an income annuity from the types available under your Contract.

INCOME OPTIONS
 ................................................................................

CAN METLIFE PROVIDE YOU WITH AN INCOME GUARANTEED FOR LIFE OR OFFER A WIDE CHOICE OF OTHER PERIODS?

  Yes. You may withdraw all or a portion of your Account Balance and apply that money (less any annuity taxes and applicable Contract charges that must be paid) to an income annuity.

  You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis. Non-life contingent annuities are available which guarantee payments for at least five years, but not more than 30 years.

  Other life annuity options are available which have a refund feature or are guaranteed for a period of time and are life contingent afterwards. The amount of the initial payment under an income annuity must be at least $50 ($20 in Massachusetts). You may defer receipt of income payments for up to 12 months once an income annuity has been elected.

  All provisions relating to income annuities are subject to the limitations imposed by the Code.

WHAT TYPES OF INCOME OPTIONS ARE AVAILABLE?

  Both fixed and variable income options are available. Under a fixed income option, we guarantee a specified, fixed payment, which will depend on the income option chosen, the age and sex of the annuitant and joint annuitant, if applicable, (except where unisex rates are required by law) and the portion of your Account Balance used to provide the fixed income option. If a currently issued immediate annuity of the same type will provide greater income payments, the immediate annuity rates will be used.

  If you do not select an income option by the date the Contract specifies, you have not withdrawn your entire Account Balance, and your Contract was not issued under a retirement plan, you will be issued a life annuity with a ten
(10) year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a fixed income option and your Separate Account Balance will be used to provide a variable income option.

  More information concerning the variable income option, including investment choices, determining the value of variable income payments, transfers, deductions and charges, variable income option types and taxes are discussed under "Income Annuities."

                                    A-PPA-20

           SECTION II: INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS
 ...............................................................................



WHAT ARE INCOME ANNUITIES?

  Income Annuities provide you with a series of payments for either a period of time or life that are based upon the investment performance of the investment divisions of the Separate Account. The amount of the payment will fluctuate and is not guaranteed as to a specified amount. You may elect to have a portion of your income payment under the fixed income option that is guaranteed by MetLife's general account. That portion of the payment from the fixed income option will not fluctuate and is fixed. You may purchase an Income Annuity (except for Roth IRAs where this is not available) even if you did not have a Contract during the accumulation period.

  Income Annuities can be either group or individual and are offered as IRAs, SIMPLE IRAs, SEPs, TSAs, PEDC, Keogh, 403(a) and Non-Qualified annuities. This prospectus also describes Roth IRA Income Annuities which are available only if purchased with the Account Balance of a Roth IRA Contract. Some income annuities have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes five types of Income Annuities: IRAs, Roth IRAs, SIMPLE IRAs, SEPs and Non-Qualified Annuities.

MAY THE INCOME ANNUITY BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. Your Income Annuity may provide that your choice of income types is subject to the terms of your retirement plan. Your Income Annuity will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

WHAT ARE THE INVESTMENT CHOICES?

  The investment choices provided through the Separate Account are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions described earlier in Section 1 under "YOUR INVESTMENT CHOICES." If you are covered under a group Income Annuity, the employer, association or group may have limited the number of available divisions. Your Income Annuity will indicate which divisions were available to you when we issued it. We may add or eliminate divisions for some or all persons. In some states, you may be limited to four investment divisions to provide the variable income payment or up to three investment divisions if a fixed income option is also selected.

ADMINISTRATION
 ...............................................................................

WHAT ADMINISTRATIVE DETAILS SHOULD YOU KNOW?

  Your purchase payment and all requests concerning Income Annuities should be sent to our Designated Office. We will provide you with the address for this Office. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have the purchase payment for the Income Annuity credited to you, we must receive your payment and complete documentation. We will provide the appropriate forms. Under group Income Annuities, your employer or the group in which you are an annuitant or member must also identify you to us on their reports and tell us how the purchase payment should be allocated among the investment divisions of the Separate Account and the fixed income option.

  Your purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the annuity unit value (which will be discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the payment will be effective the next day the annuity unit value is calculated.

11/9/98                            A-PPA-21

 ...............................................................................



HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  Your purchase payment must be large enough to produce an initial income payment of at least $50 ($20 in Massachusetts).

HOW IS THE PURCHASE PAYMENT ALLOCATED?

  You decide how the purchase payment is allocated among the fixed income option and the investment divisions of the Separate Account available to your Income Annuity.

DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS
 ................................................................................

WHAT IS AN ANNUITY UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "annuity units." These annuity units are similar to "accumulation units" described earlier in Section I except that we deduct the contract fee (which may be waived) and applicable annuity taxes from the purchase payment before we determine the number of annuity units in each investment division chosen.

HOW IS AN ANNUITY UNIT VALUE CALCULATED?

  We calculate annuity unit values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive annuity unit value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The annuity unit values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the assumed investment rate ("AIR"), discussed later in this Prospectus, annuity unit values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, annuity unit values will go down.

  When we determine the annuity unit value for an investment division, we use the same "experience factor" as that derived for the calculation of accumulation units as described in Section I.

  To calculate an annuity unit value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the valuation period. For an AIR of 4% and a one day valuation period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Income Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated annuity unit value to produce the new annuity value.

HOW IS A VARIABLE INCOME PAYMENT DETERMINED AND WHAT IS THE AIR?

  Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

WHEN ARE VARIABLE INCOME PAYMENTS DETERMINED AND HOW OFTEN WILL THEY CHANGE?

  Variable income payments are determined as of the 10th day prior to the date each variable income payment is to be paid or the issue date, if later. Each variable income payment may vary from a prior payment, depending, as discussed above, upon the investment performance of the investment divisions, the AIR and Separate Account charges.

TRANSFERS
 ................................................................................

CAN YOU MAKE TRANSFERS?

  You can make transfers from one investment division to another or from an investment division to a fixed income option as long as the total number of investment divisions under your Income Annuity is no greater than four (or three investment divisions if a fixed income option is chosen). You may make an unlimited number of transfers. Your request must tell us the percentage to be transferred. You may not make a transfer from the fixed income option to an investment division.

WHEN WILL TRANSFERS BE PROCESSED?

  Generally, we will process a transfer as of the end of the Valuation Period during which we receive your
                                    A-PPA-22

 ...............................................................................


request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and continue to make payments to your beneficiary under a guarantee or a joint annuitant or pay your beneficiary a refund, if you have chosen one of these income types.

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. If we agree, and you complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. All telephone transfers are subject to the same procedures and limitations of liability as described earlier in Section I.

DEDUCTIONS AND CHARGES
 ................................................................................

WHAT IS THE CONTRACT FEE?

  A one time $350 contract fee is taken from your purchase payment prior to crediting annuity units and determining the amount of any fixed income payments. This charge covers our administrative costs which include preparation of the Income Annuities, review of applications and recordkeeping. If you purchase an Income Annuity as the variable income option under your Contract and you purchased the Contract at least two years earlier, the contract fee will be waived.

WHAT ARE THE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that annuitants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Income Annuity will be greater than we estimated.

  These charges do not reduce the number of annuity units credited to you. These charges are calculated and paid every time we calculate the value of annuity units. (See "How is an annuity unit value calculated?" on A-PPA-22.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.25% of the average value of the assets in each investment division. Of this charge, we estimate that .50% is for administrative expenses and .75% is for the mortality and expense risk.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES?

  Yes. Some jurisdictions tax what are called "annuity considerations." We deduct money to pay annuity taxes when you make the purchase payment. A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page A-PPA-36.

WHAT VARIABLE INCOME TYPES ARE AVAILABLE?

  Three persons figure in the description below: the owner of the Income Annuity (the person with all rights under the Contract including the right to direct who receives payments), the annuitant (the person whose life is the measure for determining the timing and sometimes the amount of income payments) and the beneficiary (the person who may receive benefits if no annuitants or owners are living).

  Your Lifetime Annuity--A variable income payable during the annuitant's life.

  Your Lifetime with a Guaranteed Period Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Your Lifetime With a Refund Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, the total of all of our payments is less than the purchase payment that we received, we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for Two Lives Annuity--A variable income payable while either of two annuitants is alive. After one annuitant dies payments continue if the other annuitant is alive, otherwise payments stop. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

  Income for Two Lives with a Guaranteed Period Annuity--This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guarantee period even if one or both annuitants die. If, at the death of both annuitants, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

                                    A-PPA-23

 ...............................................................................



  Income for Two Lives with a Refund Annuity--This is the same as the Income for Two Lives Annuity described above but if, at the death of both annuitants, the total of all of our payments is less than the purchase payment that we received, we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for a Guaranteed Period Annuity--A variable income payable for a guarantee period (5-30 years). Payments cease at the end of the guarantee period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies prior to the end of the guarantee period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

IS THERE A FREE LOOK?

  Yes. There is a Free Look when you purchase an Income Annuity. There is no Free Look when an Income Annuity is the variable income option under a Contract. You may cancel your Income Annuity within 10 days (20 days in North Dakota and Idaho) after you receive it by telling us in writing. We will then refund your purchase payment (however, for Income Annuities issued in Pennsylvania, Illinois and Minnesota we will instead pay you the value of your annuity units). The Free Look is 30 days if the Income Annuity was issued in California and you are 60 years old or older. If you cancel the Income Annuity, we will then refund the value of your annuity units. If you purchased your Income Annuity by mail, you may have more time to return your Income Annuity.

                                    A-PPA-24

      SECTION III: OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS


CAN WE CANCEL YOUR CONTRACT OR INCOME ANNUITY?

  We may not cancel your Income Annuity.

  We may cancel your Contract. If we do so for a Contract delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

  We will only cancel your Contract if we do not receive any purchase payments for you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law.

ARE THERE SPECIAL PROVISIONS THAT APPLY IF YOU ARE A PARTICIPANT IN A PLAN SUBJECT TO ERISA?

  Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract or Income Annuity may be subject to your spouse's rights as described below.

  Generally, the spouse must give qualified consent whenever you elect to:

    a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

    b. make certain withdrawals under plans for which a qualified consent is required;

    c. name someone other than the spouse as your beneficiary;

    d. use your accrued benefit as security for a loan exceeding $5,000.

  Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing that acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

  If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without spousal consent.

WHEN ARE YOUR REQUESTS EFFECTIVE?

  In general, your requests are effective when we receive them at our Designated Office unless otherwise provided by this Prospectus.

WILL WE CONFIRM YOUR TRANSACTIONS?

  Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments and pre-authorized systematic purchase payments which are transfers from the Fixed Interest Account, may be confirmed quarterly.

CAN WE CHANGE THE PROVISIONS OF YOUR CONTRACT OR INCOME ANNUITY?

  Yes. We have the right to make certain changes to your Contract or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of all participants or would be appropriate in carrying out the purposes of the Contract or Income Annuity. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:


11/9/98                            A-PPA-25

 ...............................................................................


  1. To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  2. To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

  3. To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

  4. To substitute for the portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

  5. To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Contracts or Income Annuities.

  6. To make any necessary technical changes in the Contracts or Income Annuities in order to conform with any of the above-described actions.

  If any changes result in a material change in the underlying investments of an investment division in which you have an Account Balance, we will notify you of the change. You may then make a new choice of investment divisions. For Contracts issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before any technical changes are made.

WHAT ARE YOUR VOTING RIGHTS REGARDING PORTFOLIO SHARES?

  In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to the Contract or Income Annuity) at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

  Accordingly, you have voting interests under the Contracts or Income Annuities. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

  Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Contracts and Income Annuities) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

  You will be entitled to give instructions regarding the votes attributable to your Contract or Income Annuity in your sole discretion.

  You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

CAN YOUR VOTING INSTRUCTIONS BE DISREGARDED?

  Yes. MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


                                   A-PPA-26

 ...............................................................................


  In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

WHO SELLS YOUR CONTRACT OR INCOME ANNUITY AND DO YOU PAY A COMMISSION ON THE PURCHASE OF YOUR CONTRACT OR INCOME ANNUITY?

  All Contracts and Income Annuities, certificates and interests in the Contracts and Income Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and we are a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail.

  The licensed sales representatives and broker-dealers who sell Contracts and Income Annuities and certificates and interests in the Contracts and Income Annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account also does not pay sales commissions. The commissions we pay range from 0% to 6% depending on the age of the participant or annuitant.

  We also make payments to our licensed sales representatives based upon the total Account Balances of the Contracts assigned to the sales representative. Under the program, we pay an amount up to .12% of the total Account Balances of the Contracts, other registered variable annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Contracts. These payments are not made for Income Annuities.

DOES METLIFE ADVERTISE THE PERFORMANCE OF THE SEPARATE ACCOUNT?

  Yes. From time to time we advertise the performance of various Separate Account investment divisions. This performance is stated in terms of either "yield," "change in accumulation unit value," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in accumulation unit value, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in accumulation unit value or change in annuity unit value refers to the comparison between values of accumulation or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage. Change in accumulation unit value or change in annuity unit value may also be expressed as an annualized figure. In addition, change in accumulation unit value or change in annuity unit value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield and change in accumulation unit value figures do not reflect the possible imposition of an early withdrawal charge of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in accumulation unit value and change in annuity unit value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various Contracts and Income Annuities as a result of different Separate Account charges and early withdrawal charges. Performance may be calculated based upon historical performance of the underlying portfolios of the Metropolitan Fund and may assume that certain Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

  Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch

11/9/98                            A-PPA-27

 ...............................................................................

High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

  Performance may be shown for certain investment strategies that are made available under certain Contracts. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "EqualizerSM." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index SelectorSM." Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis for the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

  An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

11/9/98                            A-PPA-28

                               SECTION IV: TAXES


GENERAL

  Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

  In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Contracts and Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR DEFERRED CONTRACT?

  All contributions under the Contracts, other than contributions under Non-Qualified and Roth IRA Contracts, non-deductible contributions under IRA Contracts and certain other qualified Contracts, will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. To the extent contributions to your Contract were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your Contract are generally subject to income tax when distributed. However, "qualified distributions" of earnings from a Roth IRA are not subject to Federal income tax.

  Contributions to Non-Qualified and Roth IRA Contracts, as well as non-deductible contributions to an IRA Contract, are made on an "after-tax" basis so that making purchase payments does not reduce the taxes you pay. Earnings under Non-Qualified and IRA Contracts are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed. For Roth IRA Contracts, "qualified distributions" of earnings are not subject to Federal income tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

  The IRA Contracts accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code. Roth IRA Contracts only accept "after-tax" contributions.

  All taxable distributions from the Contracts will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment.

  Each type of Contract is subject to various tax limitations. Typically, except for the Non-Qualified Contracts, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Contracts before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Contract (or in some cases from the plan or arrangement that purchased the Contract) before you are age 59 1/2. Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA. The following paragraphs will briefly summarize some of the federal tax rules on a Contract-by-Contract basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  Traditional IRA Contracts. Annual contributions to all IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed in the next paragraph. Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.

  Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as

11/9/98                            A-PPA-29

 ...............................................................................

married for these purposes if you lived apart for the entire taxable year and file separate returns. For 1998, if you are an "active participant" in another retirement plan and if your adjusted gross income is $30,000 or less ($50,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $40,000 ($60,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to $4,000 ($2,000 each) to two IRAs, one in your name and one in your spouse's. Neither can exceed $2,000, nor can it exceed your joint compensation.

  Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expenses; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) made after December 31, 1997 to pay for qualified higher education expenses; or (7) made after December 31, 1997 for qualified first time home purchases. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payments.

  If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro rata withdrawal of both, based on all of your IRAs (not just the IRA Contracts). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, and the 10% tax penalty does not apply. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

  Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements are met. Your Contract is not forfeitable and you may not transfer it.

  Your entire interest in the Contract must be withdrawn or begun to be with-drawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and cal-culation of these withdrawals. Other complex rules apply to how rapidly with-drawals must be made after your death. Generally, if you die before the re-quired withdrawals have begun, we must make payment of your entire interest within five years of the year in which you died or begin payments under an in-come annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary, and, if your Contract permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expec-tancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your beneficiary is your spouse, he or she may elect to continue the Contract as his or her own IRA Contract after your death. If you die after the required withdrawal has begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death. The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retire-ment arrangements you own.

  Roth IRA Contracts: You may contribute up to the annual contribution limit to a Roth IRA in 1998 if your adjusted gross income is not in excess of $95,000 ($150,000 for married couples filing jointly). The contribution limits to a Roth IRA are phased out ratably for individuals with income between $95,000 and $110,000 and for married couples filing jointly with income be-tween $150,000 and $160,000; and for married couples filing separately between $0 and $10,000. Annual contributions to all IRAs, including Roth IRAs, may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except for "spousal IRAs." These limits on annual contributions do not apply to a rollover

11/9/98                            A-PPA-30

 ...............................................................................


from a Roth IRA to another Roth IRA or a conversion from an existing IRA to a Roth IRA. You may make contributions to a Roth IRA after age 70 1/2. Excess contributions are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions.

  You may convert/rollover an existing IRA to a Roth IRA if your adjusted gross income does not exceed $100,000 in the year you convert. If you are married but file separately, you may not convert a non-Roth IRA into a Roth IRA.

  Except to the extent you have non-deductible IRA contributions, the amount converted from a non-Roth IRA into a Roth IRA is taxable. Generally, the 10% early withdrawal penalty does not apply to conversions/ rollovers. (See excep-tion discussed below.) For conversions occurring in 1998, the taxable amount will be included ratably in income over a four year period beginning in 1998, unless you elect otherwise.

  Distributions from a Roth IRA are made first from contributions and then from earnings. Generally, withdrawals from contributions are not subject to tax. However, withdrawals of taxable converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% pre-mature penalty tax (unless you meet an exception). In addition, withdrawals in 1998, 1999 or 2000 of converted amounts that have received four year income in-clusion treatment will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.

  Withdrawals of earnings will not be subject to Federal income tax if they are "qualified distributions." In order to be a qualified distribution, the with-drawal must be: (a) made at least five taxable years from the year you estab-lished a Roth IRA, and (b) made after age 59 1/2, or for death, disability, or a first-time home purchase (up to $10,000). (Please consult your tax advisor regarding the state income tax treatment of your withdrawal.)

  The withdrawal of earnings not meeting the foregoing requirements will be subject to income tax and possibly the 10% premature tax penalty.

  Mandatory minimum distribution rules do not apply while you are alive. Generally, when you die, we must make payment of your entire interest within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his/her lifetime or over a period not beyond your beneficiary's life or life expectancy starting by December 31 of the year following the year in which you die.

  Since the Roth IRA was signed into the tax law in August, 1997, and many aspects of the law have yet to be clarified, you should consult your tax advisor regarding developments concerning the tax treatment of Roth IRAs and the appropriateness of the Roth IRA to your particular situation.

  SEP Contracts. Partners and sole proprietors may make purchase payments under SEPs for themselves and their employees, and corporations may make purchase payments under SEPs for their employees. Complex rules apply to which employees or other persons must be allowed to participate, and what contributions may be made for each of them. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made (under these SEP rules), your SEP generally operates as if it were an IRA purchased by you under the IRA rules discussed above. An employer is not permitted to establish a salary reduction SEP plan ("SARSEP") after December 31, 1996. However, you may make contributions, in accordance with your plan's provisions, to your existing SARSEP contract if your employer's SARSEP plan was established prior to January 1, 1997.

  SIMPLE IRAs. If an employer has no more than 100 employees (who earn at least $5,000) and the SIMPLE IRA is the exclusive tax-qualified plan of the employer, employees may make contributions on a before-tax basis of up to $6,000 (subject to indexing) and the employer must generally match employee contributions dollar-for-dollar up to 3% of compensation. Under certain circumstances, the employer can elect to make a lesser matching contribution or make a contribution equal to 2% of compensation for all eligible employees. SIMPLE IRAs are exempt from complex nondiscrimination, top-heavy and reporting rules. Once a contribution is made, you (not the employer) have all rights to it. Once contributions are made under these SIMPLE IRA rules, your SIMPLE IRA generally operates as if it were an IRA purchased by you under the IRA rules discussed above. (However, the tax penalty for early withdrawals is generally increased for withdrawals within the first two years of an employee's participating in the SIMPLE IRA.)

  Non-Qualified Contracts. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Contracts is generally deferred until it is withdrawn only if you, as owner of the Contract, are an individual (or are treated as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

  Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from

11/9/98                             A-PPA-31

 ...............................................................................


your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

  Taxable withdrawals (other than tax-free exchanges to other Non-Qualified contracts) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

  Your Non-Qualified Contract may be exchanged for another non-qualified contract without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, It is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before payment under an income annuity begins, we must make payment of your entire interest in the Contract within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Contract, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

  The tax law treats all non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. This may cause a greater portion of your withdrawals from the Contract to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR INCOME ANNUITY?

  All purchase payments under the Income Annuities, other than purchase pay-ments under Non-Qualified and Roth IRA Income Annuities and purchase payments consisting of non-deductible contributions under IRA Income Annuities, will be on a "before-tax" basis. This means that the purchase payment was either a re-duction from income, entitled you to a tax deduction or was not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Income Annuity.

  The Non-Qualified Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal. For the Roth IRA Income Annuity, "qualified distributions" of earnings are not subject to tax. Withdrawals of contributions are generally not subject to income tax. However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

  The IRA Income Annuities accept both purchase payments that have entitled you as the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you as the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code. Roth IRA contracts only accept "after-tax" contributions.

  All taxable income payments will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code at the time of payment.

  Income payments that are allowed before you are age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. Under a SIMPLE IRA, the tax penalty is increased to 25% for withdrawals during the first two years of an employee's participation in the SIMPLE IRA. This penalty does not apply to income payments (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy

11/9/98                            A-PPA-32

 ...............................................................................


of you or you and another person named by you as your beneficiary; or (4) under a Non-Qualified Income Annuity purchased with a single purchase payment which provides for substantially equal payments (to be made not less frequently than annually) commencing no later than one year from the purchase date. For IRAs, SIMPLE IRAs and SEPs, the 10% tax penalty will not apply to income payments to pay deductible medical expenses, (whether or not you actually itemize deductions); to enable certain unemployed persons to pay medical insurance premiums; made after December 31, 1997 to pay for qualified higher education expenses; or made after December 31, 1997 for qualified first time home purchases. There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.

  Income payments from a Roth IRA Income Annuity generally will be tax-free to the extent the payment represents the return of contributions. However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2. Distributions from earnings will not be subject to income taxes if they are "qualified distributions." To the extent your income payments relate to earnings that do not meet the definition of "qualified distribution" they will be subject to income tax and may be subject to the 10% tax penalty if you are under 59 1/2 and do not meet one of the exceptions previously described. However, withdrawals of taxable converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception). In addition, withdrawals in 1998, 1999 or 2000 of converted amounts that have received four year income inclusion treatment will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion. Since the Roth IRA was signed into the tax law in August, 1997, and since many aspects of the law have yet to be clarified, you should consult with your tax advisor regarding developments concerning the tax treatment of Roth IRAs and the appropriateness of the Roth IRA Income Annuity to your particular situation. The following paragraphs will briefly summarize some of the federal tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  You must generally begin receiving distributions under the IRA, SIMPLE IRA, and SEP Income Annuities no later than the April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to payments which should have been made but were not. This does not apply to a Roth IRA Income Annuity. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before income payments begin under an Income Annuity, the Code generally requires that your entire interest be paid within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. If you die before income payments begin, we will pay your entire interest under the Contract in a lump sum to your beneficiary after we receive proof of your death. For IRA, SIMPLE IRA and SEP Income Annuities, if you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments of your remaining interest in the Contract be made at least as rapidly as under the method of distribution that was used at the time of your death.

  For the Roth IRA Income Annuity, the Code requires any remaining payment be made to your beneficiary within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. Therefore, if you choose a Roth IRA Income Annuity that has a period certain (e.g., an income annuity for life with a ten year term certain), the period certain cannot exceed the greater of five years or the life expectancy of your beneficiary. (Subsequent changes to your beneficiary after choosing a Roth IRA Income Annuity may cause you to be in violation of this rule.)

  Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other cir-cumstances specified in the Code).

  Income payments are subject to an "exclusion ratio" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment, all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  If you die before income payments begin, the Code generally provides that we must make payment of your

11/9/98                            A-PPA-33

 ..........................................................................


entire interest in the Income Annuity within five years of the date of your death. If you die before income payments begin under your Income Annuity, we will pay your entire interest under your Income Annuity in a lump sum to your beneficiary after we receive proof of your death. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution before your death in accordance with the income type selected.

  The tax law treats two or more non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. It is unclear whether this rule adversely affects the tax treatment of income payments received under a contract which was issued during the same calendar year in which you purchased another annuity contract from the same company (or its affiliates) under which you are not yet receiving income payments.

                                    A-PPA-34

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
Cover Page................................................................   1
Table of Contents.........................................................   1
Independent Auditors......................................................   2
Services..................................................................   2
Distribution of Certificates and Interests in the Contracts and Income
 Annuities................................................................   2
Early Withdrawal Charge...................................................   2
Variable Income Payments..................................................   2
Performance Data..........................................................   4
Financial Statements of the Separate Account..............................  15
Financial Statements of MetLife...........................................  37


                                    A-PPA-35

                                   APPENDIX

                               ANNUITY TAX TABLE

The following is a current list of jurisdictions in which annuity taxes apply in respect of the Contracts and Income Annuities and the applicable annuity tax rates:

                                                                                           NON-QUALIFIED
                                                                                           AND ROTH IRA
                         TSA CONTRACTS IRA, SIMPLE IRA AND KEOGH AND 403(A) PEDC CONTRACTS CONTRACTS AND
                          AND INCOME    SEP CONTRACTS AND   CONTRACTS AND     AND INCOME      INCOME
                           ANNUITIES   INCOME ANNUITIES(1) INCOME ANNUITIES  ANNUITIES(2)    ANNUITIES
                         ------------- ------------------- ---------------- -------------- -------------
California..............     0.5%             0.5%(3)            0.5%            2.35%         2.35%
District of Columbia....     2.25%            2.25%              2.25%           2.25%         2.25%
Kentucky(4).............     2.0%             2.0%               2.0%            2.0%          2.0%
Maine...................      --               --                 --              --           2.0%
Nevada..................      --               --                 --              --           3.5%
Puerto Rico.............     1.0%             1.0%               1.0%            1.0%          1.0%
South Dakota............      --               --                 --              --           1.25%
U.S. Virgin Islands.....     5.0%             5.0%               5.0%            5.0%          5.0%
West Virginia...........     1.0%             1.0%               1.0%            1.0%          1.0%
Wyoming.................      --               --                 --              --           1.0%

-------
(1) Annuity tax rates applicable to IRA, SIMPLE IRA and SEP Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of
    (S)408(a) of the Code are included under the column headed "IRA, SIMPLE IRA and SEP Contracts and Income Annuities."
(2) Annuity tax rates applicable to Contracts and Income Annuities purchased under retirement plans of public employers meeting the requirements of
    (S)401(a) of the Code are included under the column headed "Keogh Contracts and Income Annuities."
(3) With respect to Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of (S)408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.
(4) The annuity tax in Kentucky is repealed effective January 1, 2000.

                                   A-PPA-36

INDEX

                                                             A-PPA
 ACCOUNT BALANCE............................................ 7
 ACCUMULATION UNIT VALUES................................... 8, 9
  Calculation............................................... 15
 ANNUAL CONTRACT FEE........................................ 4, 7, 17
 ANNUITY TAXES ............................................. 18, 36
 ANNUITY UNITS.............................................. 22
 ASSUMED INVESTMENT RATE.................................... 22
 AUTOMATIC PAYROLL DEDUCTION................................ 14
 AVERAGE ANNUAL TOTAL RETURN................................ 27
 CANCELLATION............................................... 25
 CHANGE IN ACCUMULATION UNIT VALUE.......................... 27
 CHANGE IN ANNUITY UNIT VALUE............................... 27
 CHECK-O-MATIC.............................................. 14, 15, 25
 COMMISSION................................................. 27
 CONFIRMATION............................................... 25
 CONTRACTS.................................................. 1, 7, 11
 CONTRACT YEAR.............................................. 17
 DEATH BENEFIT.............................................. 7, 20
 DESIGNATED OFFICE.......................................... 14
 DIVIDENDS.................................................. 11
 EARLY WITHDRAWAL CHARGE (DEFERRED SALES LOAD).............. 5, 7, 18
 EQUALIZER SM .............................................. 28
 EQUITY GENERATOR SM ....................................... 18, 28
 ERISA...................................................... 25
 EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES................... 7, 19-20
  Amendment to IRA.......................................... 20
  Certain Purchase Payments................................. 19
  Death..................................................... 19
  Federal Taxes............................................. 19
  Free Corridor............................................. 19
  Free Look................................................. 19
  Income Annuity............................................ 19
  Nursing Home or Terminal Illness.......................... 20
  Transfers................................................. 19
  Transfers from other MetLife Contracts.................... 19
 EXPERIENCE FACTOR.......................................... 15
 FIXED INCOME OPTION........................................ 20
 FREE CORRIDOR.............................................. 17, 19
 FREE LOOK.................................................. 19, 24
 GENERAL ADMINISTRATIVE EXPENSES CHARGE..................... 4, 7, 17
 INCOME ANNUITIES........................................... 1, 7, 19, 20, 21-28
  Administration............................................ 21
  Annuity Unit Value........................................ 22
  Annuity Taxes............................................. 23
  Assumed Investment Rate................................... 22
  Contract Fee.............................................. 23
  Free Look................................................. 24
  General Administrative Expenses Charge.................... 23
  Income Types.............................................. 23
  Investment Choices........................................ 21
  Mortality and Expense Risk Charge......................... 23
  Income for Two Lives Annuity.............................. 23
  Income for Two Lives with a Guaranteed Period Annuity..... 23
  Income for Two Lives with Refund Annuity.................. 24

                                    A-PPA-37

                                                           A-PPA
  Your Lifetime Annuity................................... 23
  Your Lifetime with a Guaranteed Period Annuity.......... 23
  Your Lifetime with a Refund Annuity..................... 23
  Income for a Guaranteed Period Annuity.................. 24
  Purchase Payment........................................ 21
  Transfers............................................... 22-23
  Taxes................................................... 32-34
  Valuation Period........................................ 22
INCOME OPTIONS............................................ 20
  Fixed Income Option..................................... 20
  Variable Income Option.................................. 20
INDEX SELECTOR SM......................................... 28
INDIVIDUAL RETIREMENT ANNUITY CONTRACTS................... 1, 11, 14, 16, 19,
                                                           20, 21, 29, 30, 31,
                                                           32, 33, 36
                                                           4, 5, 8, 9, 11-14,
INVESTMENT CHOICES........................................  21
  Harris Oakmark Large Cap Value Portfolio................ 1, 4, 5, 11-13, 21
                                                           1, 4, 5, 8, 9, 11-
  Janus Mid Cap Portfolio.................................  13, 21
  Lehman Brothers Aggregate Bond Index Portfolio.......... 1, 4, 5, 11-13, 21
                                                           1, 4, 5, 8, 9, 11-
  Loomis Sayles High Yield Bond Portfolio.................  13, 21
                                                           1, 4, 5, 8, 9, 11-
  MetLife Stock Index Portfolio...........................  13, 21
  Morgan Stanley EAFE Index Portfolio..................... 1, 4, 5, 11-13, 21
  Newberger&Berman Partners Mid Cap Value Portfolio....... 1, 4, 5, 11-14, 21
  Russell 2000 Index Portfolio............................ 1, 4, 5, 11-13, 21
                                                           1, 4, 5, 8, 9, 11-
  Santander International Stock Portfolio.................  13, 21
                                                           1, 4, 5, 8, 9, 11-
  Scudder Global Equity Portfolio.........................  13, 21
                                                           1, 4, 5, 8, 9, 11-
  State Street Research Aggressive Growth Portfolio.......  13, 21
                                                           1, 4, 5, 8, 9, 11-
  State Street Research Diversified Portfolio.............  13, 21
                                                           1, 4, 5, 8, 9, 11-
  State Street Research Growth Portfolio..................  13, 21
                                                           1, 4, 5, 8, 9, 11-
  State Street Research Income Portfolio..................  13, 21
  T. Rowe Price Large Cap Growth Portfolio................ 1, 4, 5, 11-13, 21
                                                           1, 4, 5, 8, 9, 11-
  T. Rowe Price Small Cap Growth Portfolio................  13, 21
MANAGEMENT FEES........................................... 4, 5, 12, 13, 14
MORTALITY AND EXPENSE RISK CHARGE......................... 4, 17
NON-QUALIFIED CONTRACT.................................... 1, 11, 14, 16, 19,
                                                           21, 29, 31, 32, 33,
                                                           36
NURSING HOME OR TERMINAL ILLNESS.......................... 20
PERFORMANCE............................................... 27
PURCHASE PAYMENTS (CONTRIBUTIONS)......................... 7, 14-15
REBALANCER SM (withdrawals and transfers)................. 15
ROTH IRA.................................................. 1, 11, 14, 16, 19,
                                                           21, 29-31, 32, 33,
                                                           36
SALES LOAD................................................ 4, 17-18, 27
SALES REPRESENTATIVES..................................... 27
SEPARATE ACCOUNT.......................................... 1, 7, 9, 10, 27, 29
SIMPLIFIED EMPLOYEE PENSION CONTRACT...................... 1, 11, 16, 21, 31,
                                                           33, 36
SUMMARY................................................... 7
SYSTEMATIC WITHDRAWAL PROGRAM............................. 16, 17, 25, 30
TAXES..................................................... 7, 16, 17, 23, 29-34
  General--all markets.................................... 29
  IRA Contracts........................................... 29-33, 36
  Non-Qualified Contracts................................. 29, 31, 32, 33, 36
  Roth IRA Contracts...................................... 30, 31, 32, 33, 36
  SEP Contracts........................................... 29, 31, 33, 36
  SIMPLE IRAs............................................. 29, 31, 33, 36

                                    A-PPA-38

                                                                  A-PPA
TELEPHONE REQUESTS............................................... 16
TOTAL OPERATING EXPENSES......................................... 4
TRANSFERS........................................................ 7, 15, 16, 19
VALUATION PERIOD................................................. 15, 22, 23
VOTING RIGHTS.................................................... 26-27
WITHDRAWALS...................................................... 15-17, 18, 19
YIELD............................................................ 27

                                    A-PPA-39

        REQUEST FOR A STATEMENT OF ADDITIONAL
            INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E,
  Metropolitan Series Fund, Inc.

[_] I have changed my address. My CURRENT address is:


                                   Name:
------------------------------          ---------------------------
      (Contract Number)         Address:
                                        ---------------------------

------------------------------          ---------------------------
        (Signature)                                            zip


 METROPOLITAN LIFE INSURANCE COMPANY
 ATTN: ALAN DEMICHELE
 RETIREMENT AND SAVINGS CENTER, AREA 2H
 ONE MADISON AVENUE
 NEW YORK, NY 10010

Preference Plus(R) Account
Prospectus

                                                               May 1, 1998
                                                               As Supplemented
                                                               November 9, 1998


Plus
Pro


Preference Plus

Tax Sheltered Annuities . Public Employee Deferred Compensation . Keogh . Qualified Annuity Plans under Section 403(a) of the Internal Revenue Code . Tax Sheltered Annuities . Public Employee Deferred Compensation . Keogh . Qualified Annuity Plans under Section 403(a) of the Internal Revenue Code . Tax Sheltered Annuities . Public Employee Deferred Compensation . Keogh . Qualified Annuity Plans under Section 403(a) of the Internal Revenue Code . Tax Sheltered Annuities . Public Employee Deferred Compensation . Keogh . Qualified Annuity Plans under Section 403(a) of the Internal Revenue Code .



                                             MetLife
                                             Retirement & Savings Center
PPATSAPEDCPROSP(1198)                        98102QGR(exp0599)MLIC-LD

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                                PREFERENCE PLUS
                    GROUP AND INDIVIDUAL ANNUITY CONTRACTS

                                   ISSUED BY
                                 METROPOLITAN
                            LIFE INSURANCE COMPANY

  This Prospectus describes individual and group tax sheltered annuities, qualified annuity plans under (S)403(a) of the Internal Revenue Code, Public Employee Deferred Compensation, and Keogh Preference Plus Contracts ("Contracts") and individual and group tax sheltered annuities, qualified annuity plans under (S)403(a) of the Internal Revenue Code, Public Employee Deferred Compensation, and Keogh Preference Plus Income Annuities ("Income Annuities").

  Group Contracts and Income Annuities may only be purchased through your employer, or a group, association or trust of which you are a member or participant.

  You decide where your purchase payments are directed. The choices depend on what is available under your Contract or Income Annuity and may include the Fixed Interest Account and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity, Santander International Stock (formerly known as State Street Research International Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), and the Calvert Social Balanced Portfolio (formerly Calvert Responsibly Invested Balanced Portfolio) of the Calvert Variable Series, Inc. (formerly Acacia Capital Corporation).

  The Prospectus for the Metropolitan Fund is attached to the back of your Prospectus. The Prospectus for the Calvert Social Balanced Portfolio is delivered separately to those whom this investment choice is offered.

     THESE SECURITIES  HAVE  NOT BEEN  APPROVED OR  DISAPPROVED  BY THE
      SECURITIES  AND  EXCHANGE  COMMISSION OR  ANY  STATE  SECURITIES
        COMMISSION NOR  HAS THE  COMMISSION OR ANY  STATE SECURITIES
         COMMISSION PASSED  UPON THE  ACCURACY OR ADEQUACY  OF THIS
          PROSPECTUS.  ANY  REPRESENTATION TO  THE CONTRARY  IS  A
            CRIMINAL OFFENSE.

INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED INTEREST ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN FUND, AND ACCOMPANIED BY THE CURRENT PROSPECTUS FOR CALVERT SOCIAL BALANCED PORTFOLIO WHERE APPLICABLE, WHICH CONTAIN ADDITIONAL INFORMATION AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  The Prospectus sets forth information about the Contracts and Income Annuities and Separate Account E that you should know before investing. Additional information about the Contracts and Income Annuities and Separate Account E has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference and which is available upon request without charge from Metropolitan Life Insurance Company, Retirement and Savings Center, Area 2H, One Madison Avenue, New York, NY 10010 Attention: Alan DeMichele. Inquiries may be made to Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center; telephone number (800) 553-4459. The table of contents of the Statement of Additional Information appears on page B-PPA-36. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) which you may visit that contains the Statement of Additional Information, material incorporated by reference, and other information.

  The date of this Prospectus and of the Statement of Additional Information is May 1, 1998, as supplemented November 9, 1998.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
INDEX OF SPECIAL TERMS................................................. B-PPA- 3
TABLE OF EXPENSES...................................................... B-PPA- 4
SUMMARY................................................................ B-PPA- 6
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.................. B-PPA- 8
FINANCIAL STATEMENTS................................................... B-PPA- 9
OUR COMPANY AND THE SEPARATE ACCOUNT................................... B-PPA-10
THE DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS.................... B-PPA-11
  YOUR INVESTMENT CHOICES.............................................. B-PPA-11
  PURCHASE PAYMENTS.................................................... B-PPA-14
  DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT............ B-PPA-15
  WITHDRAWALS AND TRANSFERS............................................ B-PPA-16
  DEDUCTIONS AND CHARGES............................................... B-PPA-18
  EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES............................. B-PPA-19
  DEATH BENEFIT........................................................ B-PPA-21
  INCOME OPTIONS....................................................... B-PPA-22
INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS.......................... B-PPA-23
  ADMINISTRATION....................................................... B-PPA-23
  DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS.................... B-PPA-24
  TRANSFERS............................................................ B-PPA-24
  DEDUCTIONS AND CHARGES............................................... B-PPA-25
OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS.................. B-PPA-27
TAXES.................................................................. B-PPA-31
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........... B-PPA-36
APPENDIX............................................................... B-PPA-37
INDEX.................................................................. B-PPA-38

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                    B-PPA-2

                             INDEX OF SPECIAL TERMS

   TERMS                                                                  PAGE
   -----                                                                --------
Account Balance........................................................ B-PPA- 6
Accumulation Units..................................................... B-PPA-15
Annuity Units.......................................................... B-PPA-24
Assumed Investment Rate................................................ B-PPA-24
Contract Year.......................................................... B-PPA-15
Contracts.............................................................. B-PPA- 1
Designated Office...................................................... B-PPA-14
Early Withdrawal Charge................................................ B-PPA-18
Experience Factor...................................................... B-PPA-16
Free Corridor.......................................................... B-PPA-19
Income Annuities....................................................... B-PPA- 1
Preference Plus Contracts.............................................. B-PPA- 1
Preference Plus Income Annuities....................................... B-PPA- 1
Separate Account....................................................... B-PPA- 6
Systematic Termination................................................. B-PPA-20
Systematic Withdrawal Program.......................................... B-PPA-17
Valuation Period....................................................... B-PPA-15

                                    B-PPA-3

       TABLE OF EXPENSES--PREFERENCE PLUS CONTRACTS AND INCOME ANNUITIES

  The following table illustrates Separate Account, Metropolitan Fund and Calvert Social Balanced Portfolio expenses for the fiscal year ending December 31, 1997:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS
 CURRENTLY OFFERED
 Sales Load Imposed on Purchases...................................    None
 Deferred Sales Load............................................... From 0% to
   (as a percentage of the purchase payment funding the withdrawal    7%(a)
    during the accumulation period)
 Exchange Fee......................................................    None
 Surrender Fee.....................................................    None
ANNUAL CONTRACT FEE................................................    None(b)
SEPARATE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average account value)
 General Administrative Expenses Charge............................   .50%(c)
 Mortality and Expense Risk Charge.................................   .75%(c)
 Total Separate Account Annual Expenses............................  1.25%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net assets)

                                                           OTHER EXPENSES
                                                MANAGEMENT AFTER EXPENSE
                                                   FEES     REIMBUSEMENT  TOTAL
                                                ---------- -------------- -----
 State Street Research Income
  Portfolio(d)(e)(f)...........................    .33          .10        .43
 State Street Research Diversified
  Portfolio(d)(e)(f)...........................    .44          .06        .50
 MetLife Stock Index Portfolio(d)..............    .25          .08        .33
 State Street Research Growth
  Portfolio(d)(e)(f)...........................    .49          .07        .56
 Janus Mid Cap Portfolio(e)(g).................    .75          .14        .89
 Loomis Sayles High Yield Bond Portfolio(g)....    .70          .20        .90
 State Street Research Aggressive Growth
  Portfolio(d)(e)(f)...........................    .71          .08        .79
 T. Rowe Price Small Cap Growth
  Portfolio(e)(g)..............................    .55          .18        .73
 Scudder Global Equity Portfolio(e)(g).........    .90          .22       1.12
 Santander International Stock
  Portfolio(d)(e)(f)...........................    .75          .28       1.03
 Harris Oakmark Large Cap Value
  Portfolio(e)(h)..............................    .75          .20        .95
 Lehman Brothers Aggregate Bond Index
  Portfolio(h).................................    .25          .20        .45
 Morgan Stanley EAFE Index Portfolio(h)........    .30          .25        .55
 Neuberger&Berman Partners Mid Cap Value
  Portfolio(e)(h)..............................    .70          .20        .90
 Russell 2000 Index Portfolio(h)...............    .25          .20        .45
 T. Rowe Price Large Cap Growth
  Portfolio(e)(h)..............................    .70          .20        .90

CALVERT SOCIAL BALANCED PORTFOLIO ANNUAL
 EXPENSES(I)
   (as a percentage of average net assets)
                                                      OTHER EXPENSES
                                           MANAGEMENT AFTER EXPENSE
                                              FEES    REIMBURSEMENT  TOTAL
                                           ---------- -------------- -----
                                              .69          .12        .81


EXAMPLE

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
If you surrender your Contract at the end of
 the applicable time period:
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   State Street Research Income Division.......  $80    $ 98    $118     $200
   State Street Research Diversified Division..   81     100     122      208
   MetLife Stock Index Division................   79      95     113      189
   State Street Research Growth Division.......   81     102     125      214
   Janus Mid Cap Division......................   85     112     --       --
   Loomis Sayles High Yield Bond Division......   85     113     --       --
   State Street Research Aggressive Growth Di-
   vision......................................   84     109     137      239
   T. Rowe Price Small Cap Growth Division.....   83     107     --       --
   Scudder Global Equity Division..............   87     119     --       --
   Santander International Stock Division......   86     117     150      264
   Calvert Social Balanced Division............   84     110     138      241
   Harris Oakmark Large Cap Value Division.....   85     114     --       --
   Lehman Brothers Aggregate Bond Index Divi-
    sion.......................................   80      98     --       --
   Morgan Stanley EAFE Index Division..........   81     102     --       --
   Neuberger&Berman Partners Mid Cap Value Di-
    vision.....................................   85     113     --       --
   Russell 2000 Index Division.................   80      98     --       --

11/9/98
                                    B-PPA-4

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   T. Rowe Price Large Cap Growth Division.....  $85    $113     --       --
If you annuitize at the end of the applicable
 time period or do not surrender your
 Contract(j):
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   State Street Research Income Division.......   17      53     $92     $200
   State Street Research Diversified Division..   18      56      96      208
   MetLife Stock Index Division................   16      50      87      189
   State Street Research Growth Division.......   19      57      99      214
   Janus Mid Cap Division......................   22      68     --       --
   Loomis Sayles High Yield Bond Division......   22      68     --       --
   State Street Research Aggressive Growth Di-
   vision......................................   21      65     111      239
   T. Rowe Price Small Cap Growth Division.....   20      63     --       --
   Scudder Global Equity Division..............   24      75     --       --
   Santander International Stock Division......   23      72     123      264
   Calvert Social Balanced Division............   21      65     112      241
   Harris Oakmark Large Cap Value Division.....   23      70     --       --
   Lehman Brothers Aggregate Bond Index Divi-
    sion.......................................   17      54     --       --
   Morgan Stanley EAFE Index Division..........   18      57     --       --
   Neuberger&Berman Partners Mid Cap Value Di-
    vision.....................................   22      68     --       --
   Russell 2000 Index Division.................   17      54     --       --
   T. Rowe Price Large Cap Growth Division.....   22      68     --       --

-------

(a) Under certain circumstances, the deferred sales load, termed the early withdrawal charge in this Prospectus (see "Deductions and Charges," page B-PPA-18) does not apply to 10% or 20% of the Account Balance. Under certain other circumstances, the deferred sales load does not apply at all.

(b) A one time contract fee of $350 may be imposed under certain Income Annuities. (See "Income Annuities--Deductions and Charges," page B-PPA-
    25).

(c) Although total Separate Account annual expenses will not exceed 1.25% of average account values, the allocation of these expenses between general administrative expenses and the mortality and expense risk charges is only an estimate. (See "Deductions and Charges," page B-PPA-18.)
(d) Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.
(e) The marginal rate of the investment management fee for these Portfolios will decrease when the dollar amount in each Portfolio reaches certain threshold amounts.
(f) Reflects 1997 management fees, restated to assume changes in management fees effective August 1997, had been in effect for the entire year.

(g) The Portfolios commenced operations on March 3, 1997. MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until each Portfolio's total net assets are at least $100 million, or until March 2, 1999, whichever is earlier. Absent such expense reimbursement, the other expenses would have been 0.39% for the Loomis Sayles High Yield Bond Portfolio and 0.31% for the Scudder Global Equity Portfolio. MetLife ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997, the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998, and the Scudder Global Equity Portfolio as of July 1, 1998.

(h) Portfolios commenced operations on November 9, 1998. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1998. Subject to receiving New York State Insurance Department approval. MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios, and .25% of the average net assets for the Morgan Stanley EAFE Index Portfolio until each of the Portfolio's total net assets are at least $100 million, or until November 8, 2000, whichever is earlier.

(i) The management fees of the Calvert Social Balanced Portfolio are subject to a performance adjustment which could cause this fee to be as high as 0.85% or as low as 0.55%, depending on the Portfolio's performance. The figures are based on expenses for fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% for the Portfolio expected to be incurred in 1998. "Other Expenses" reflects an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78% for the Portfolio.

(j) The annuity purchased must be a life annuity or one with a noncommutable duration of at least five years to avoid the early withdrawal charge (see "Exemptions from Early Withdrawal Charges," page B-PPA-19).

  The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account, the Metropolitan Fund and the Calvert Social Balanced Portfolio. It assumes that there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the table. See "Deductions and Charges," page B-PPA-18, for a more detailed description of the charges and expenses imposed upon the assets in the Separate Account.

11/9/98                             B-PPA-5

 ...............................................................


SUMMARY
 ................................................................................

THE USE OF CERTAIN TERMS IN THIS PROSPECTUS

  This Prospectus describes variable accumulation and income annuity contracts issued by Metropolitan Life Insurance Company ("MetLife", "we", "us" or "our"). The term "Contracts" and "Income Annuities" also includes certificates issued under certain group arrangements. Income Annuities are described separately beginning on page B-PPA-23. "You" as used in this Prospectus means the participant or annuitant for whom money is invested in a Contract or Income Annuity. Under the Contracts and Income Annuities issued for Public Employee Deferred Compensation Plans, the employer or trustee retains all rights to control the money under the Contract or Income Annuity. For these Contracts or Income Annuities, where we refer to giving instructions or making payments to us, "you" means such employer. Under the Contracts issued for Keogh Plans, the trustee retains all rights to control the money under the Contract. For these Contracts, where we refer to giving instructions or making payments to us, "you" means such trustee. For those Public Employee Deferred Compensation or Keogh Plans where the Contract or Income Annuity allows the participant or annuitant to choose among investment options, where we refer to giving instructions as to investment options for those contracts, "you" means such participant or annuitant.

YOUR INVESTMENT CHOICES (PAGES B-PPA-11-14)

  Each of the Contracts offers an account under which we guarantee specified interest rates for specified periods (the "Fixed Interest Account"). This Prospectus does not describe that account and will mention the Fixed Interest Account only where necessary to explain how the "Separate Account" works. Each Contract also offers a choice of investment options under which values can go up or down based upon investment performance. See "Determining the Value of Your Separate Account Investment," pages B-PPA-15-16, for a description of accumulation units and how these values are determined based upon investment performance.

  This Prospectus describes only the investment options available through a "Separate Account" as distinct from the Fixed Interest Account.

  A SUMMARY OF THE INVESTMENT OBJECTIVES OF THE INVESTMENT CHOICES APPEARS ON PAGE B-PPA-12-13. A MORE COMPLETE DESCRIPTION OF THE INVESTMENT CHOICES IS FOUND IN THE METROPOLITAN SERIES FUND, INC. PROSPECTUS, WHICH IS LOCATED IN THE BACK OF THIS PROSPECTUS AND THE CALVERT SOCIAL BALANCED PORTFOLIO PROSPECTUS, WHICH IS DELIVERED SEPARATELY.

TAXES (PAGES B-PPA-31-35)

  A variable annuity receives special treatment under the Federal income tax laws. Please refer to the pages above for information concerning how the Federal tax laws affect purchase payments and withdrawals in each particular tax market.

PURCHASE PAYMENTS; WITHDRAWALS AND TRANSFERS (PAGES B-PPA-14-15; B-PPA-16-18)

  The Contracts allow you to make new purchase payments, to transfer money among investment options and between the Separate Account and the Fixed Interest Account, and to withdraw money credited to you ("Account Balance"). (See "Withdrawals and Transfers," pages B-PPA 16-18.) Restrictions and early withdrawal charges may apply to withdrawals, depending on the circumstances and your Contract. (See "Withdrawals and Transfers," pages B-PPA-16-18, and "Deductions and Charges," pages B-PPA-18-19.)

DEDUCTIONS AND CHARGES (PAGES B-PPA-18-19)

  Your Contract is subject to various charges.

  Annual Contract Fees: There is no annual Contract fee. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

  General Administrative Expenses and Mortality and Expense Risk Charge: 1.25% on an annual basis.

  Early Withdrawal Charge: A declining charge of up to 7% on amounts for the first seven years after each purchase payment is received.

  Metropolitan Series Fund, Inc.: Management fees and other expenses.

  Calvert Social Balanced Portfolio: Management fees and other expenses.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES (PAGES B-PPA-19-21)

  A withdrawal or transfer may not result in an early withdrawal charge. Provisions are more fully described within this Prospectus. A summary appears below.

(a) Withdrawals or Transfers without a Charge for All Markets:

  Item 1--Transfers among investment divisions or to or from the Fixed Interest Account

  Item 2--Withdrawals that represent purchase payments made over seven years ago

  Item 3--Free Corridor

  Item 4--Free Look

                                    B-PPA-6

 ...............................................................



  Item 5--Certain Income Annuities

  Item 6--Death Benefit (except unallocated Keogh)

  Item 7--Mandated Withdrawals under Federal law

(b) Withdrawals or Transfers Without a Charge for the Tax Sheltered Annuity Market--(in addition to (a) above):

  Item 8--Systematic Termination

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

  Item 12--Plan Termination

  Item 13--Hardship

(c) Withdrawals of Transfers Without a Charge for Qualified Annuity Plans Market under (S)403(a) of the Internal Revenue Code--(in addition to (a) above):

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

(d) Withdrawals or Transfers Without a Charge for the Keogh Market--(in addition to (a) above):

  Item 8--Systematic Termination

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

  Item 12--Plan Termination

  Item 13--Hardship

  Item 14--Pre-Approved Investment Vehicles

(e) Withdrawals or Transfers Without a Charge for the Public Employee Deferred Compensation Market--(in addition to (a) above):

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

  Item 13--Hardship

DEATH BENEFIT (PAGE B-PPA-21-22)

  Each Contract (other than the unallocated Keogh Contract) offers a death benefit that guarantees certain payments in case of your death even if the Account Balance has fallen below that amount.

INCOME ANNUITIES (PAGE B-PPA-23)

  You may use your money to obtain payments guaranteed for life or for certain other periods (an annuity). These payments may be either for specified, fixed amounts or for amounts that can go up or down based on the investment performance of a choice of investment options in the Separate Account ("variable income option"). You may purchase an Income Annuity if you did not have a Contract during the accumulation period. Your Income Annuity is subject to various charges. (See "Income Annuities--Deductions and Charges," page B-PPA-25.)

                                    B-PPA-7

             ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

  The following information has been derived from the Separate Account's full financial statements, which statements are annually audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and related notes in the Statement of Additional Information or as previously stated in earlier reports.


                                       ACCUMULATION     ACCUMULATION  NUMBER OF ACCUMULATION
                                        UNIT VALUE     UNIT VALUE END   UNITS END OF YEAR
  PREFERENCE PLUS CONTRACTS     YEAR BEGINNING OF YEAR    OF YEAR         (IN THOUSANDS)
  ----------------------------  ----      ------           ------             ------
  State Street Research Income
   Division                     1997      $16.49           $17.89             16,307
                                1996       16.12            16.49             16,604
                                1995       13.65            16.12             15,252
                                1994       14.27            13.65             13,923
                                1993       12.98            14.27             14,631
                                1992       12.29            12.98              5,918
                                1991       10.60            12.29              1,210
                                1990       10.00(a)         10.60                 32
  State Street Research
   Diversified Division         1997       19.22            22.89             62,604
                                1996       17.00            19.22             52,053
                                1995       13.55            17.00             42,712
                                1994       14.15            13.55             40,962
                                1993       12.70            14.15             31,808
                                1992       11.75            12.70              7,375
                                1991        9.52            11.75              1,080
                                1990       10.00(a)          9.52                 44
  MetLife Stock Index Division  1997       22.43            29.28             58,817
                                1996       18.52            22.43             43,141
                                1995       13.70            18.52             29,883
                                1994       13.71            13.70             23,458
                                1993       12.67            13.71             18,202
                                1992       11.94            12.67              8,150
                                1991        9.32            11.94              1,666
                                1990       10.00(a)          9.32                 55
  State Street Research Growth
   Division                     1997       21.37            27.10             60,102
                                1996       17.71            21.37             49,644
                                1995       13.47            17.71             38,047
                                1994       14.10            13.47             32,563
                                1993       12.48            14.10             24,608
                                1992       11.32            12.48              9,432
                                1991        8.61            11.32              2,824
                                1990       10.00(a)          8.61                178
  Janus Mid Cap Division        1997       10.00(b)         12.69              7,417
  Loomis Sayles High Yield      1997       10.00(b)         10.51              2,375
   Bond Division
  State Street Research
   Aggressive Growth Division   1997       23.77            25.05             43,359
                                1996       22.35            23.77             43,962
                                1995       17.47            22.35             33,899
                                1994       18.03            17.47             26,890
                                1993       14.89            18.03             17,094
                                1992       13.66            14.89              5,747
                                1991        8.31            13.66              1,060
                                1990       10.00(a)          8.31                 49
  T. Rowe Price Small Cap       1997       10.00(b)         11.76              6,932
   Growth Division


11/9/98
                                    B-PPA-8

                                                   Accumulation        Accumulation    Number of Accumulation
                                                    Unit Value        Unit Value End      Units End of Year
Preference Plus Contracts               Year     Beginning of Year       of Year           (in thousands)
-------------------------               ----     -----------------    --------------   ----------------------
Scudder Global Equity Division          1997           10.00(b)           10.85               4,826

                                        1997           13.77              13.28              15,865
                                        1996           14.19              13.77              17,780
                                        1995           14.25              14.19              17,553
                                        1994           13.74              14.25              16,674
                                        1993            9.41              13.74               6,921
                                        1992           10.61               9.41                 966
                                        1991           10.00(c)           10.61                  92

Calvert Social                          1997           18.68              22.16               1,181
Balanced Division                       1996           16.80              18.68                 995
                                        1995           13.11              16.80                 787
                                        1994           13.71              13.11                 630
                                        1993           12.86              13.71                 473
                                        1992           12.10              12.86                 239
                                        1991           10.58              12.10                  63
                                        1990           10.00(d)           10.58                   0

      In addition to the above mentioned Accumulation Units, there were cash reserves of $14,503,548 as of December 31, 1997 applicable to Income Annuities (including those not described in this Prospectus receiving annuity payouts.

                             [CHART APPEARS HERE]

                           PREFERENCE PLUS CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES

                                             1990      1991      1992      1993      1994      1995      1996      1997
                                             ----      ----      ----      ----      ----      ----      ----      ----
State Street Research Income                 10.6     12.29     12.98     14.27     13.65     16.12     16.49     17.89
State Street Research Diversified            9.52     11.75      12.7     14.15     13.55        17     19.22     22.89
Met Life Stock Index                         9.32     11.94     12.67     13.71      13.7     18.52     22.43     29.28
State Street Research Growth                 8.61     11.32     12.48      14.1     13.47     17.71     21.37      27.1
Janus Mid Cap                                                                                                     12.69
Loomis Sayles High Yield Bond                                                                                     10.51
State Street Research Aggressive Growth      8.31     13.66     14.89     18.03     17.47     22.35     23.77     25.05
T. Rowe Price Small Cap Growth                                                                                    11.76
Scudder Global Equity                                                                                             10.85
Santander International Stock                         10.61      9.41     13.74     14.25     14.19     13.77     13.28
Calvert Social Balanced                     10.58      12.1     12.86     13.71     13.11      16.8     18.68     22.16

(a) Inception Date July 2, 1990.
(b) Inception Date March 3, 1997.
(c) Inception Date July 1, 1991.
(d) Inception Date September 17, 1990.

Financial Statements

     The financial statement for the Separate Account and MetLife are in the Statement of Additional Information and are available upon request from MetLife.


                                    B-PPA-9

 ...............................................................


OUR COMPANY AND THE SEPARATE ACCOUNT
 ................................................................................

WHO IS METLIFE?

  We are a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were formed in 1868 in New York and operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. As of December 31, 1997, we had approximately $330.3 billion in assets under management.

WHAT IS THE SEPARATE ACCOUNT?

  We organized the Separate Account on September 27, 1983. It is an investment account that we maintain separate from our other assets. It is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. All income, gains and losses, whether or not realized, from the Separate Account's assets are credited to or charged against the Separate Account, without regard to our other business. In other words, the Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. Our obligation to honor all of our promises under the Contracts and Income Annuities is not limited by the amount of assets in the Separate Account.

                                    B-PPA-10

        SECTION I: THE DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS

WHAT ARE THE CONTRACTS?

  The Contracts offer you the choice of an account that pays interest guaranteed by MetLife (the Fixed Interest Account) or an account offering a range of investment choices where performance is not guaranteed. The Contracts are called "annuities" since they offer a variety of payment options, including guaranteed income for life.

  We offer many types of Preference Plus Contracts to meet your individual needs. These include contracts meeting the tax requirements under the following provisions of the Internal Revenue Code ("Code"): (1) Individual Retirement Annuities (IRAs) under (S)408(b); (2) Simplified Employee Pensions
(SEPs) under (S)408(k); (3) Tax Sheltered Annuities (TSAs) under (S)403(b);
(4) Public Employee Deferred Compensation (PEDC) under (S)457; (5) Keogh plans under (S)401; (6) Qualified Annuity Plans (403(a)) under (S)403(a); and (7) Tax Deferred Annuities (Non-Qualified) under (S)72. Our Contracts may be individual or group (offered to an employer, association, trust or other group for its employees, members or participants). Group Contracts may be issued to a bank that does nothing but hold them as contractholder. Contracts are either allocated (we keep records of your Account Balance) or unallocated (we keep Account Balance records only for the plan as a whole). Some contracts have a reduced mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes four types of Contracts: TSAs, PEDC, 403(a), and Keogh.

  The Prospectus will occasionally refer to the Fixed Interest Account. However, this Prospectus does not describe that account.

MAY THE CONTRACTS BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. If your purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan that may limit or affect the exercise of your rights under the Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income annuity types. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. The Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Contract will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

YOUR INVESTMENT CHOICES
 ...............................................................................

WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?

  The investment choices are provided through our Separate Account. Divisions available for new investments are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, and Scudder Global Equity Divisions. If approved in your state, the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions are also available. The Calvert Social Balanced Division is available in some cases. If you are covered under a group Contract, your employer, association or group may have limited the number of available divisions. Your Contract will indicate the divisions available to you when we issued it. We may add or eliminate divisions for some or all persons.

  The divisions do not invest directly in stocks, bonds or other investments. Instead they buy and sell shares of mutual fund portfolios that in turn do the investing. The portfolios are part of the Metropolitan Fund and Calvert Vari-able Series, Inc. as shown on page 1. All dividends declared by any of the portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Contracts. No sales or redemption charges apply to our purchase or sale through the Separate Account of these mutual fund shares. These mutual funds are available only through the purchase of an-nuities and life insurance policies and are never sold directly to the public. These mutual funds are "series" types of funds registered with the Securities and Exchange Commission as "open-end management invest-

11/9/98                            B-PPA-11

 ...............................................................



ment companies" under the 1940 Act. Except for the Janus Mid Cap and Calvert Social Balanced Portfolios, each fund is "diversified" under the 1940 Act. Each division invests in shares of a comparably named portfolio.

  A summary of the investment objectives of the currently available portfolios is as follows:

State Street Research Income Portfolio: Seeks a) the highest possible return, by combining current income with capital gains, consistent with prudent investment risk, and b) secondarily, the preservation of capital by investing at least 75% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization, or of comparable quality.

State Street Research Diversified Portfolio: Seeks a high total return while attempting to limit investment risk and preserve capital by investing portions of its assets in: equity securities of the type that can be purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments.

MetLife Stock Index Portfolio: Seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") by normally investing most of its assets in common stocks included in the S&P 500 Index.

State Street Research Growth Portfolio: Seeks long-term growth of capital and income, and moderate current income. Generally, the greatest portion of the Portfolio's assets will be invested in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.

Janus Mid Cap Portfolio: Seeks to provide long-term growth of capital by normally investing at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

Loomis Sayles High Yield Bond Portfolio: Seeks high total investment return through a combination of current income and capital appreciation by normally investing at least 65% of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds").

State Street Research Aggressive Growth Portfolio: Seeks maximum capital appreciation by generally investing most of its assets in the common stocks and other securities convertible into or carrying the right to acquire common stocks of less mature companies with the potential for rapid growth and companies whose unusual circumstances have not been fully recognized.

T. Rowe Price Small Cap Growth Portfolio: Seeks long-term capital growth by normally investing at least 65% of its total assets in a diversified group of small capitalization companies.

Scudder Global Equity Portfolio: Seeks to provide long-term growth of capital by generally investing most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter.

Santander International Stock Portfolio: Seeks long-term growth of capital by normally investing at least 65% of its net assets in equity securities of established large capitalization foreign (non-U.S. domiciled) companies with attractive long-term prospects for growth of capital.



Harris Oakmark Large Cap Value Portfolio: To achieve long-term capital appreciation. The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies.

Lehman Brothers Aggregate Bond Index Portfolio: To equal the performance of the Lehman Brothers Aggregate Bond Index. The Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

Morgan Stanley EAFE Index Portfolio: To equal the return of the Morgan Stanley Capital International Europe, Australasia, Far East (MCSI EAFE) Index. The Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index.

Neuberger&Berman Partners Mid Cap Value Portfolio: To achieve capital growth. The Portfolio will normally invest at least 65% of its total assets in common stocks of mid capitalization companies.

Russell 2000 Index Portfolio: To equal the return of the Russell 2000 Index. The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.

T. Rowe Price Large Cap Growth Portfolio: To achieve long-term growth of capital, and, secondarily, dividend income. The Portfolio will invest at least 65% of its total assets in a diversified group of large capitalization growth companies.

11/9/98                            B-PPA-12

 ...............................................................



Calvert Social Balanced Portfolio: To achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Social Balanced Portfolio.

  Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers Aggregate Bond Index, MetLife Stock Index and Russell 2000 Index Portfolios, we receive monthly compensation from each Portfolio at an annual rate of .25% of the av-erage daily value of the aggregate net assets of each Portfolio. For providing investment management services to the Morgan Stanley EAFE Index Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .30% of the average daily assets of the aggregate net assets of the Portfolio. For providing investment management services to the State Street Research Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and
 .45% of such assets on amounts over $1 billion. For providing investment man-agement services to the State Street Research Income Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .35% of the aver-age daily value of the aggregate net assets up to $250 million, .30% of such assets on the next $250 million and .25% of such assets on amounts over $500 million. For providing investment management services to the State Street Re-search Diversified Portfolio, we receive monthly compensation from the Portfo-lio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million and .40% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Aggressive Growth Portfolio, we receive monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Income, State Street Research Diversified, State Street Research Growth and State Street Research Aggressive Growth Portfolios.


  For providing investment management services to the Santander International Stock Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. Effective on or about November 9, 1998, Santander Global Advisors, Inc., of which MetLife owns 25% of the outstanding common stock, became the sub-investment manager for the Santander International Stock Portfolio.

  For providing investment management services to the Loomis Sayles High Yield Bond Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. For providing investment management services to the Janus Mid Cap Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million and .65% of such assets on amounts in excess of $500 million. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio. For providing investment management services to the T. Rowe Price Small Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million and .45% of such assets in excess of $400 million. For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million and .60% of such assets in excess of $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the
T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth Portfolios.


  For providing investment management services to the Scudder Global Equity Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. Scudder Kemper Investments, Inc. (formerly Scudder Stevens & Clark, Inc.) is the sub-investment manager for the Scudder Global Equity Portfolio.

11/9/98                            B-PPA-13

 ...............................................................

  For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

  For providing investment management services to the Neuberger&Berman Partners Mid Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .675% of such assets on the next $250 million, .65% of such assets on the next $500 million, .625% of such assets on the next $750 million and .60% of such assets over $1.6 billion. Neuberger&Berman Management Incorporated is the sub-investment manager for the Neuberger&Berman Partners Mid Cap Value Portfolio.

  Sub-investment management services are provided to us and we pay fees for such services according to contracts between us and each of the sub-investment managers. Sub-investment management fees are solely our responsibility, not that of the Metropolitan Fund.

  Similarly, the Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment adviser, a base monthly investment advisory fee equivalent to an annual rate of .70% of the first $500 million of the average daily net assets of the Calvert Social Balanced Portfolio, .65% of the next $500 million and .60% of the remainder. In addition, the Calvert Social Balanced Portfolio pays Calvert a performance fee adjustment based on the extent to which performance of the Calvert Social Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index as follows:

PERFORMANCE VERSUS                                                   PERFORMANCE
THE LIPPER BALANCED FUNDS                                                FEE
INDEX                                                                ADJUSTMENT
-------------------------                                            -----------
At least 6%, but less than 12%......................................    .05%
At least 12%, but less than 18%.....................................    .10%
More than 18%.......................................................    .15%

  Payment by the Calvert Social Balanced Portfolio of the performance adjustment will be conditioned on: (1) the performance of the Portfolio as a whole having exceeded the Lipper Balanced Funds Index; and (2) payment of the performance adjustment not causing the Calvert Social Balanced Portfolio's performance to fall below the Lipper Balanced Funds Index.

  Calvert pays sub-investment advisory fees to NCM Capital Management Group, Inc. consisting of a base fee and a performance fee adjustment based on the extent to which performance of the Calvert Social Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index. These fees are solely the responsibility of Calvert, not the Calvert Social Balanced Portfolio.

  The Metropolitan Fund and the Calvert Social Balanced Portfolio are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund's prospectus is attached at the end of this prospectus. The Calvert Social Balanced Portfolio prospectus is given out separately to those investors to whom this investment choice is offered. The Statements of Additional Information are available upon request.

  See "The Fund and its Purpose," in the prospectus for the Metropolitan Fund for a discussion of the different separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund and the risks related to that arrangement. See "Purchase and Redemptions of Shares," in the prospectus for the Calvert Social Balanced Portfolio for a discussion of the different separate accounts of the various insurance companies that invest in these funds and the risks related to those arrangements.

PURCHASE PAYMENTS
 ................................................................................

ARE THERE SPECIAL RULES CONCERNING THE FIRST PAYMENT AND OTHER ADMINISTRATIVE DETAILS THAT YOU SHOULD KNOW?

  Yes. All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to one of our "Designated Office(s)." We will provide you with information indicating which Designated Office to contact regarding various matters and the addresses for these offices. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Under certain group Contracts, your employer, the trustee of the Keogh plan (if an allocated Contract) or the group in which you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.

  Your first purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or

11/9/98                             B-PPA-14

 ...............................................................


incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree or we cannot reach you by the fifth business day, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the accumulation unit value (discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  There is no minimum purchase payment except for the unallocated Keogh Contract. For the unallocated Keogh Contract, each purchase payment must be at least $2,000, and total purchase payments must be at least $15,000 for the first Contract Year. (For certain Contracts, depending on underwriting and plan requirements, the first Contract Year is the initial three to fifteen month period the Contract is in force; thereafter, it is each subsequent twelve month period.) For other Contracts the Contract Year is twelve months. During subsequent Contract Years, total purchase payments made under the unallocated Keogh Contract must be at least $5,000.

  We may reject purchase payments over $500,000. Your purchase payments may also be limited by the Federal tax laws.

HOW ARE PURCHASE PAYMENTS ALLOCATED?

  You decide how a purchase payment is allocated among the Fixed Interest Account and the investment divisions of the Separate Account available to your Contract. Allocation changes for new purchase payments will be made upon our receipt of your notification of changes. You may also specify a day as long as it is within 30 days after we receive the request.

ARE THERE ANY LIMITS ON SUBSEQUENT PURCHASE PAYMENTS?

  You may generally make purchase payments at any time before the date income payments begin except as limited by the Federal tax laws. You may not make purchase payments after you have made a withdrawal based on termination of employment under the Keogh, TSA and PEDC Contracts. No additional purchase payments may be made after commencement of a systematic termination (from both the Fixed Interest and Separate Accounts), described below, until we receive written notice that you request cancellation of the systematic termination. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, except if purchase payments are made through salary reduction or salary deduction.

  Except for the PEDC Contract, in order to comply with regulatory requirements in Oregon, we may limit the ability of an Oregon resident to make purchase payments (1) after the Contract has been held for more than three years, if the Contract was issued after age 60 or (2) after age 63, if the Contract was issued before age 61.

DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
 ...............................................................................

WHAT IS AN ACCUMULATION UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "accumulation units." When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units credited is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.

HOW IS AN ACCUMULATION UNIT VALUE CALCULATED?

  We calculate accumulation unit values once a day on every day the New York Stock Exchange is open for trading. We call the time between the two consecutive accumulation unit value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The accumulation unit values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses, accumulation unit values will go up. Conversely, if the

11/9/98                            B-PPA-15

 ...............................................................


investment performance is negative, after payment of Separate Account expenses, accumulation unit values will go down.

   We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%) for the other Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risk we assume under the Contracts.

  To calculate an accumulation unit value we multiply the experience factor for the Valuation Period by the last previously calculated accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was 1.05, the new accumulation unit value is $12.60 ($12.00 X 1.05). On the other hand, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was .95, the new accumulation unit value is $11.40 ($12.00X.95).

WITHDRAWALS AND TRANSFERS
 ...............................................................................

CAN YOU MAKE WITHDRAWALS AND TRANSFERS?

  Yes. You may either withdraw all or part of your Account Balance from the Contract or transfer it from one investment division to another or to the Fixed Interest Account.

  Withdrawals must be at least $500 (or the Account Balance, if less). You may make an unlimited number of transfers. Your request must tell us the percentage or dollar amount to be withdrawn or transferred and we may require that this request be made on the form we provide for this purpose. If we agree, you may also submit an authorization directing us to make transfers on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account. We may require that you maintain a minimum Account Balance in investment divisions from which amounts are transferred based upon an authorization.

WHEN WILL WITHDRAWALS OR TRANSFERS BE PROCESSED?

  Generally, we will process withdrawals or transfers as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased.

CAN YOU MAKE PAYMENTS DIRECTLY TO OTHER INVESTMENTS ON A TAX-FREE BASIS?

  Generally yes, you can make payments directly to other investments on a tax-free basis if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.

WHAT RESTRICTIONS APPLY TO TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANTS?

  If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment, as well as a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with applicable law.

WHAT RESTRICTIONS APPLY TO TSA CONTRACTS?

  As required by the Code, withdrawals from the Contracts before age 59 1/2 are generally prohibited. See "Taxes--TSA Contracts" at page B-PPA-32-33.

CAN YOU MAKE CHANGES BY TELEPHONE?

  Yes. You can request transfers, change your allocation of future investments and make changes to transfers made on a continuing periodic basis from one investment division to another or to and from the Fixed

                                   B-PPA-16

 ...............................................................


Interest Account by telephone unless prohibited by state law. Except for Keogh Contracts, if we agree and you complete the form we supply, you may also authorize your sales representative to request transfers, change your allocation of future investments and make changes to transfers made on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account on your behalf by telephone. Whether you or your sales representative make such requests by telephone, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to these requests which affect both your Fixed Interest and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls making such requests will be recorded. You (or the sales representative) will be asked to produce your personalized data prior to our initiating any requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transaction. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to the Designated Office.

CAN YOU MAKE SYSTEMATIC WITHDRAWALS?

  Yes. If we agree and, if approved in your state, for TSA Contracts, you may request us to make "automatic" withdrawals for you on a periodic basis through our Systematic Withdrawal Program. Systematic Withdrawal Program payments are not payments made under an income option or under an Income Annuity, as described later in this Prospectus. You must have separated from service to elect Systematic Withdrawal Program if you are under age 59 1/2 under a TSA Contract. Also, you may not receive Systematic Withdrawal Program payments if you have an outstanding loan. You may choose to receive Systematic Withdrawal Program payments for either a specific dollar amount or a percentage of your Account Balance. If you choose to receive a percentage of your Account Balance, we will determine the initial dollar amount payable as of the date these payments begin and we will pay the dollar amount over the remainder of the Contract Year. For example, if you ask for a percentage equal to $12,000 and there are six months left in the Contract Year, we will pay you $2,000 a month if payments are made monthly. For each later Contract Year that the Systematic Withdrawal Program remains in effect, we will pay you either the dollar amount that you have chosen or a dollar amount equal to the percentage of your Account Balance you have chosen, applied to your Account Balance as of your first Systematic Withdrawal Program payment date in that Contract Year. We will pay this amount over the full Contract Year. For example, if you ask for a percentage equal to $12,000 a year, we will pay you $1,000 a month if payments are to be made monthly. Each Systematic Withdrawal Program payment must be at least $50. You should allow approximately 10 business days for processing your request. If we do not receive the request at least 10 business days in advance of the Systematic Withdrawal Program payment start date, we will process your first Systematic Withdrawal Program payment the following month. If you do not specify a payment date, payments will commence 30 days from the date we receive your request. Requests to commence Systematic Withdrawal Program payments may not be made by telephone. Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year prior to the beginning of any Contract Year, unless we agree otherwise. The change will be effective for the first Systematic Withdrawal Program payment for the following Contract Year. Requests for such changes must be made at least 30 days prior to the Contract Year anniversary date, unless we agree otherwise. You may cancel your Systematic Withdrawal Program request at any time by telephone or by writing us at the Designated Office.

FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?

  Each Systematic Withdrawal Program payment may be taken on a pro rata basis from the Fixed Interest Account and investment divisions of the Separate Account in which you then have money. If your Account Balance is insufficient to make a requested Systematic Withdrawal Program payment, the remaining Account Balance will be paid to you. You will also be able to select the percentage to be withdrawn from each investment division and/or the Fixed Interest Account based on your preference. If you do not specify percentages or if there are insufficient amounts in one or more of your selected investment divisions or the Fixed Interest Account, then your Systematic Withdrawal Program payment will automatically be taken on a pro rata basis from the Fixed Interest Account and investment divisions in which you then have money.

WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?

  For purposes of the early withdrawal charge, Systematic Withdrawal Program payments are characterized as a single withdrawal made in a series of

11/9/98                            B-PPA-17

 ...............................................................

payments over a twelve month period. If you have elected the Systematic Withdrawal Program, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal on the first Systematic Withdrawal Program payment date for the first Contract Year for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. For Contract Years thereafter, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal as of the first Systematic Withdrawal Program payment date after the Contract Year Anniversary for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. However, each Systematic Withdrawal Program payment will be treated separately as of the date of a withdrawal from your Contract to determine whether of not it is subject to a withdrawal charge. We will withdraw that portion of the withdrawal that constitutes the early withdrawal charge when we make the Systematic Withdrawal Program payment.

  If Systematic Withdrawal Program payments are within the applicable Free Corridor percentage, no Systematic Withdrawal Program payment will be subject to an early withdrawal charge. Systematic Withdrawal Program payments in excess of the Free Corridor will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. See "Exemptions from Early Withdrawal Charges," pages B-PPA-19-21.

  Systematic Withdrawal Program payments are treated as withdrawals for Federal income tax purposes. All or a portion of the amounts withdrawn under Systematic Withdrawal Program will be subject to Federal income tax. If you are under age 59 1/2, tax penalties may apply. See "Taxes," pages B-PPA-31-35.

CAN MINIMUM DISTRIBUTION PAYMENTS BE MADE ON A PERIODIC BASIS?

  Yes. Rather than receiving your minimum distribution in one annual payment, you may request that we make minimum distribution payments to you on a periodic basis. However, you may be required to meet certain total Account Balance minimums at the time you request periodic minimum distribution payments.

DEDUCTIONS AND CHARGES
 ................................................................................

ARE THERE ANNUAL CONTRACT CHARGES?

  There are no Separate Account annual Contract charges. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

WHAT ARE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Contract purchasers and participants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay for allocated Contracts will be larger than the Account Balance. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Contracts will be greater than we estimated.

  These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See "How is an accumulation unit value calculated?" on B-PPA-15-16.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.25% of the average value of the assets in each investment division. Of this charge, we estimate that .50% is for administrative expenses and .75% is for the mortality and expense risk.

  During 1997, these charges were $87,711,107 for all contracts in Separate Account E.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES AND WHEN ARE THEY PAID?

  Some jurisdictions tax what are called "annuity considerations." These may include purchase payments, account balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only when you purchase an income annuity. In Mississippi, Wyoming, South Dakota, Kentucky and Washington, D.C., we may also deduct money to pay annuity taxes on lump sum withdrawals or when you purchase an income annuity. We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

  A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page B-PPA-37.

WHAT IS THE EARLY WITHDRAWAL CHARGE (SALES LOAD)?

  The following paragraphs describe how the early withdrawal charge is determined. The early withdrawal charge reimburses us for our costs in selling the Contracts. We may use any of our profits derived from

11/9/98                             B-PPA-18

 ...............................................................


the mortality and expense risk charge to pay for any of our costs in selling the Contracts that exceed the revenues generated by the early withdrawal charge. However, we believe that our sales expenses may exceed revenues generated by the early withdrawal charge and, in such event, we will pay such excess out of our surplus.

  To determine the early withdrawal charge for Preference Plus Contracts, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and what account or investment division the withdrawal is actually coming from. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from each investment division in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

  For partial withdrawals from an investment division, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown below. Then we will make the payment directed, and withdraw the early withdrawal charge from that investment division.

  For a full withdrawal from an investment division we multiply the amount to which the withdrawal charge applies by the percentage shown below, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal from an investment division if your Account Balance in that investment division is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

  For TSA Contracts issued before January 15, 1996, to school districts that employ members of the Michigan Education Association, you must specify the source of amounts (other than earnings) from which a withdrawal may be taken, such as salary reduction elective deferrals, direct rollovers, direct transfers or employer contributions.

  Except as described in the following paragraph, for the Contracts, withdrawal charges are imposed on amounts (other than earnings) for the first seven years after the purchase payment is received as shown in the table below.

  For TSA Contracts issued before January 15, 1996, to school districts that employ members of the Michigan Education Association, withdrawal charges are imposed on amounts (other than earnings) for the first seven Contract Years after the purchase payment is received as shown in the table below:

                     DURING PURCHASE PAYMENT/CONTRACT YEAR

                                                                                                  [8 &
   1          2             3             4             5             6             7            BEYOND]
  7%          6%            5%            4%            3%            2%            1%              0%


  As required by the Federal securities laws, your total early withdrawal charges will never exceed 9% of all your purchase payments applied to the investment divisions to the date of the withdrawal. When no allocations or transfers are made to the Separate Account except in connection with the Equity Generator SM investment strategy, withdrawal charges will be calculated as described above, but the charge imposed will not exceed earnings.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES
 ................................................................................

CAN YOU MAKE WITHDRAWALS OR TRANSFERS WITHOUT EARLY WITHDRAWAL CHARGES?

  Yes. There are several types of withdrawals that will not result in an early withdrawal charge to you. Tax penalties may still apply and the amounts withdrawn may also be subject to Federal income tax, see "Taxes," pages B-PPA-31-35. We may require proof satisfactory to us that any necessary conditions have been met.

  The following describes the situations where we do not impose an early withdrawal charge:

  1. Transfers made among the investment divisions of the Separate Account or to and from the Fixed Interest Account.

  2. Withdrawals that represent purchase payments made over seven years ago.

  3. A Free Corridor withdrawal described below. Depending on your Contract, the Free Corridor percentage may either be taken in an unlimited number of partial withdrawals (for each withdrawal we calculate the percentage it represents of your Account Balance and whenever the total of such percentages exceeds the specified percentage the early withdrawal charge applies) or as part of the first withdrawal from your Account Balance during the Contract Year. Beginning on or about December 15, 1998 and if approved in your state, the Free Corridor withdrawal percentage may be

11/9/98                             B-PPA-19

 ...............................................................

taken in an unlimited number of partial withdrawals during the Contract year for all Contracts. In either case the Free Corridor is the greater of the percentage described below or amounts which are not subject to an early withdrawal charge. For the Keogh, the Free Corridor is in addition to any amounts which are not subject to an early withdrawal charge as described in items 4-15 below, except for amounts which are exempted pursuant to Systematic Terminations, described in item 8 below.

   (a) For the unallocated Keogh and certain TSA Contracts, you can withdraw up to 20% of your Account Balance during each Contract Year.

   (b) For all other Contracts, you can withdraw up to 10% of your Account Balance during each Contract Year.

  4. Free Look: You may cancel your Contract within 10 days (20 days in North Dakota and Idaho for individual Contracts) after you receive it by telling us in writing. We will then refund all of your purchase payments. However, for TSA Contracts issued in New York, Illinois, Minnesota and Pennsylvania we will instead pay you your Account Balance. The Free Look is 30 days if an individual Contract was issued to you in California and you are 60 years old or older. If you cancel the Contract, we will then refund your Account Balance. If you purchased your Contract by mail, you may have more time to return your Contract.

  5. You purchase an income annuity from us for life or a noncommutable period of five years or more.

  6. You die before any income payments have been made and we pay your beneficiary a death benefit.

  7. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to the Contract from which the withdrawal is made.

  8. Systematic Termination: For (a) the unallocated Keogh Contract and (b) under the TSA Contract issued to certain Texas institutions of higher education (1) to take effect with respect to the participants of such institution if such institution withdraws its endorsement of the Contract or,
(2) with respect to any participant under such Contract, if that participant retires or terminates employment according to the requirements of the Texas Optional Retirement Program, and (c) for certain other TSA Contracts, a total withdrawal ("Systematic Termination") that is paid in annual installments of
(1) 20% of your Account Balance upon receipt of your request (we will reduce this first installment by the amount of any previous partial withdrawals during the current Contract Year); (2) 25% of your then current Account Balance one year later; (3) 33 1/3% of your then current Account Balance two years later; (4) 50% of your then current Account Balance three years later; and (5) the remainder four years later. You may cancel remaining payments under a Systematic Termination at any time. However, if you again decide to take a full withdrawal, the entire Systematic Termination process starts over. If, after beginning a Systematic Termination, you decide to take your full withdrawal in amounts exceeding the percentages allowed, the excess amount withdrawn in any year is subject to the applicable withdrawal charges.

  9. Disability: For TSA, 403(a), Keogh and PEDC Contracts, if you are totally disabled (as defined under the Federal Social Security Act) and you request a total withdrawal. For the Keogh Contracts and TSA Contracts that fund plans subject to the Employee Retirement Income Security Act of 1974, the definition of disability is also as defined under the Federal Social Security Act, unless defined in the plan.

  10. Retirement:

   (a) For the Keogh Contracts, TSA and 403(a) Contracts, if there is a plan which defines retirement and you retire under such definition. For certain TSA Contracts, if there is no plan, you must have at least ten years of uninterrupted Contract participation. For other TSA Contracts, you must have at least ten years of uninterrupted Contract participation. This exemption does not apply to withdrawals of amounts transferred into these TSA Contracts from other investment vehicles on a tax-free basis (plus earnings on such amounts). For the unallocated Keogh Contract, if you are a "restricted" participant, as shown on the Contract, you must have been a participant in the Contract for the period stated in the Contract. For the allocated Keogh Contract, you must also have at least seven years of uninterrupted Contract participation.

   (b) For the PEDC Contract, if you retire.

   (c) For certain TSA Contracts, if you retired before the TSA Contract is purchased (including amounts transferred into the TSA Contract from other investment vehicles on a tax free basis plus earnings on such amounts).

  11. Separation from Service: For Keogh and PEDC Contracts, if your employment terminates. For the unallocated Keogh Contract, if you are a "restricted" participant, as shown on the Contract, you must also have been a participant in the Contract for the period stated in the Contract. For the allocated Keogh Contract, you must also have at least seven years of uninterrupted Contract participation. For the TSA and 403(a) Contracts, you must have at least ten years of uninterrupted Contract participation. This exemption to

11/9/98                            B-PPA-20

 ...............................................................


the early withdrawal charge for TSA and 403(a) Contracts does not apply to withdrawals of amounts transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). For other TSA Contracts, if your employment terminates.

  For certain TSA Contracts, if you separated from service before the TSA Contract is purchased (including amounts transferred into the TSA Contract from other investment vehicles on a tax free basis plus earnings on such amounts).

  12. Plan Termination: For the Keogh and certain TSA Contracts, if your plan terminates and the Account Balance is rolled over into another annuity contract we issue.

  13. Hardship: For the PEDC and unallocated Keogh and certain TSA Contracts, if you suffer an unforeseen hardship.

  14. Pre-Approved Investment Vehicles: For Keogh Contracts, if you make a direct transfer to other investment vehicles we have pre-approved. For the unallocated Keogh Contract, if you are a "restricted" participant, as shown on the Contract, and your Account Balance is rolled over to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

  15. Transfer from other MetLife Contracts (A) For transfers prior to January 1, 1996: If you rolled over amounts from other MetLife contracts we designate, of the following two formulas, we will apply the one that is more favorable to you:

  (1) treat our other contract and this Contract as if they were one for purposes of determining when a purchase payment was made, credit your purchase payments with the time you held them under our other contract prior to the time they were rolled over or

  (2) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                         DURING PURCHASE PAYMENT YEAR

                                                                                                          [6 &
   1              2                     3                     4                     5                    BEYOND]
  5%              4%                    3%                    2%                    1%                       0


  (B) For transfers commencing on or after January 1, 1996:

  (1) If you roll over amounts from other MetLife contracts we designate that they have been in force at least two years (except as covered in (2) below), we will apply the one of the following two formulas that is more favorable to you: (a) the same withdrawal charge schedule that would have applied to the rollover amounts had they remained in your other MetLife contracts, however, any exceptions or reductions to the basic withdrawal charge percentage that this Contract does not provide for (such as a 0% charge at the end of an interest rate guarantee period or a 3% charge at the third anniversary) will not apply; or (b) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                         DURING PURCHASE PAYMENT YEAR

                                                                                                          6 &
   1              2                     3                     4                     5                    BEYOND
  5%              4%                    3%                    2%                    1%                     0%


For this purpose, purchase payment year is measured from the date of the rollover, not the original purchase payment date under the other MetLife contracts.

  (2) If the other MetLife contracts have been in force less than two years or provide for a separate withdrawal charge for each purchase payment, we will treat the other contracts and this Contract as if they were one for purposes of determining when a purchase payment was made by crediting under this Contract your purchase payments with the time you held them under our other contract prior to the date they were rolled over.

  (C) We may instead, if provided for by this Contract, treat another contract and this Contract as if they were one for purposes of determining when a purchase payment was made by deeming your purchase payments to have been made under this Contract on the dates they were made under the other contract.

DEATH BENEFIT
 ...............................................................................

WHAT IS THE DEATH BENEFIT?

  The death benefit is the greatest of (i) your Account Balance, (ii) your highest Account Balance as of December 31 of any fifth Contract anniversary less any later partial withdrawals and any later annual Contract charges withdrawn from the Fixed Interest Account and (iii) the total of all of your purchase payments less any partial withdrawals, in any case less any outstanding loan balance under your Fixed Interest Account. The amount determined to be the death benefit under the formula above for the allocated Keogh Contract will be deemed to be the participant's account balance under his/her plan. There is no death benefit for any unallocated Keogh Contract.

                                   B-PPA-21

 ...............................................................



WHEN AND TO WHOM WILL THE DEATH BENEFIT BE PAID?

  The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.

  You name the beneficiary under the TSA and 403(a) Contracts. The death benefit is paid either to the PEDC trustee, to your employer under the PEDC Contract or the Keogh trustee under the Keogh Contract.

  The payee may take a lump sum cash payment or apply the death benefit (less any applicable annuity taxes) to an income annuity from the types available under your Contract.

INCOME OPTIONS
 ...............................................................................

CAN METLIFE PROVIDE YOU WITH AN INCOME GUARANTEED FOR LIFE OR OFFER A WIDE CHOICE OF OTHER PERIODS?

  Yes. You may withdraw all or a portion of your Account Balance and apply that money (less any annuity taxes and applicable Contract charges that must be paid) to an income annuity.

  You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis. Non-life contingent annuities are available which guarantee payments for at least five years, but no more than 30 years.

  Other life annuity options are available which have a refund feature or are guaranteed for a period of time and are life contingent afterwards. The amount of the initial payment under an income annuity must be at least $50 ($20 in Massachusetts). You may defer receipt of income payments for up to 12 months once an income annuity has been elected.

  All provisions relating to income annuities are subject to the limitations imposed by the Code.

WHAT TYPES OF INCOME OPTIONS ARE AVAILABLE?

  Both fixed and variable income options are available. Under a fixed income option, we guarantee a specified, fixed payment, which will depend on the income option chosen, the age and sex of the annuitant and joint annuitant, if applicable, (except where unisex rates are required by law) and the portion of your Account Balance used to provide the fixed income option. If a currently issued immediate annuity of the same type will provide greater income payments, the immediate annuity rates will be used.

  If you do not select an income option by the date the Contract specifies, you have not withdrawn your entire Account Balance, and your Contract was not issued under a retirement plan, you will be issued a life annuity with a ten
(10) year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a fixed income option and your Separate Account Balance will be used to provide a variable income option.

  More information concerning the variable income option, including investment choices, determining the value of variable income payments, transfers, deductions and charges, variable income option types and taxes are discussed under "Income Annuities."
                                   B-PPA-22

           SECTION II: INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS

WHAT ARE INCOME ANNUITIES?

  Income Annuities provide you with a series of payments for either a period of time or life that are based upon the investment performance of the investment divisions of the Separate Account. The amount of the payment will fluctuate and is not guaranteed as to a specified amount. You may elect to have a portion of your income payment under the fixed income option that is guaranteed by MetLife's general account. That portion of the payment from the fixed income option will not fluctuate and is fixed. You may purchase an Income Annuity even if you did not have a Contract during the accumulation period.

  Income Annuities can be either group or individual and are offered as IRAs, SEPs, TSAs, PEDC, Keogh, 403(a) and Non-Qualified annuities. Some income annuities have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes four types of Income Annuities: TSAs, PEDC, Keogh and 403(a) annuities.

MAY THE INCOME ANNUITY BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. Your Income Annuity may provide that your choice of income types is subject to the terms of your retirement plan. Your Income Annuity will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

WHAT ARE THE INVESTMENT CHOICES?

  The investment choices provided through the Separate Account are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions described earlier in Section 1 under "YOUR INVESTMENT CHOICES." The Calvert Social Balanced Division is available in some cases. If you are covered under a group Income Annuity, the employer, association or group may have limited the number of available divisions. Your Income Annuity will indicate which divisions were available to you when we issued it. We may add or eliminate divisions for some or all persons. In some states, you may be limited to four investment divisions to provide the variable income payment or up to three investment divisions if a fixed income option is also selected.

ADMINISTRATION
 ...............................................................................

WHAT ADMINISTRATIVE DETAILS SHOULD YOU KNOW?

  Your purchase payment and all requests concerning Income Annuities should be sent to our Designated Office. We will provide you with the address for this Office. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have the purchase payment for the Income Annuity credited to you, we must receive your payment and complete documentation. We will provide the appropriate forms. Under group Income Annuities, your employer, the trustee of the Keogh plan or the group in which you are an annuitant or member must also identify you to us on their reports and tell us how the purchase payment should be allocated among the investment divisions of the Separate Account and the fixed income option.

  Your purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the annuity unit value (which will be discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the payment will be effective the next day the annuity unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  Your purchase payment must be large enough to produce an initial income payment of at least $50 ($20 in Massachusetts).

11/9/98                            B-PPA-23

 ...............................................................



HOW IS THE PURCHASE PAYMENT ALLOCATED?

  You decide how the purchase payment is allocated among the fixed income option and the investment divisions of the Separate Account available to your Income Annuity.

DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS
 ................................................................................

WHAT IS AN ANNUITY UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "annuity units." These annuity units are similar to "accumulation units" described earlier in Section I except that we deduct the contract fee (which may be waived) and applicable annuity taxes from the purchase payment before we determine the number of annuity units in each investment division chosen.

HOW IS AN ANNUITY UNIT VALUE CALCULATED?

  We calculate annuity unit values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive annuity unit value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The annuity unit values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the assumed investment rate ("AIR"), discussed later in this Prospectus, annuity unit values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, annuity unit values will go down.

  When we determine the annuity unit value for an investment, we use the same "experience factor" as that derived for the calculation of accumulation units as described in Section I.

  To calculate an annuity unit value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the valuation period. For an AIR of 4% and a one day valuation period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Income Annuity and the laws of your state.) The resulting number is then multiplied by the last previously calculated annuity unit value to produce the new annuity unit value.

HOW IS A VARIABLE INCOME PAYMENT DETERMINED AND WHAT IS THE AIR?

  Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

WHEN ARE VARIABLE INCOME PAYMENTS DETERMINED AND HOW OFTEN WILL THEY CHANGE?

  Variable income payments are determined as of the 10th day prior to the date each variable income payment is to be paid or the issue date, if later. Each variable income payment may vary from a prior payment, depending, as discussed above, upon the investment performance of the investment divisions, the AIR and Separate Account charges.

TRANSFERS
 ................................................................................

CAN YOU MAKE TRANSFERS?

  You can make transfers from one investment division to another or from an investment division to a fixed income option as long as the total number of investment divisions under your Income Annuity is no greater than four (or three investment divisions if a fixed income option is chosen). You may make an unlimited number of transfers. Your request must tell us the percentage to be transferred. You may not make a transfer from the fixed income option to an investment division.

WHEN WILL TRANSFERS BE PROCESSED?

  Generally, we will process a transfer as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and continue to make payments to your beneficiary under a guarantee or a joint annuitant or pay your beneficiary a refund, if you have chosen one of these income types.

                                    B-PPA-24

 ...............................................................



CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. Except for Keogh Income Annuities, if we agree and you complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. All telephone transfers are subject to the same procedures and limitations of liability as described earlier in
Section I.

DEDUCTIONS AND CHARGES
 ...............................................................................

WHAT IS THE CONTRACT FEE?

  A one time $350 contract fee is taken from your purchase payment prior to crediting annuity units and determining the amount of any fixed income payments. This charge covers our administrative costs which include preparation of the Income Annuities, review of applications and recordkeeping. If you purchase an Income Annuity as the variable income option under your Contract and you purchased the Contract at least two years earlier, the contract fee will be waived.

WHAT ARE THE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that annuitant's may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Income Annuity will be greater than we estimated.

  These charges do not reduce the number of annuity units credited to you. These charges are calculated and paid every time we calculate the value of annuity units. (See "How is an annuity unit value calculated?" on B-PPA-24.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed 1.25% of the average value of the assets in each investment division. Of this charge, we estimate that .50% is for administrative expenses and .75% is for the mortality and expense risk.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES?

  Yes. Some jurisdictions tax what are called "annuity considerations." We deduct money to pay annuity taxes when you make the purchase payment. A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page B-PPA-37.

WHAT VARIABLE INCOME TYPES ARE AVAILABLE?

  Three persons figure in the description below: the owner of the Income Annuity (the person with all rights under the contract including the right to direct who receives payments), the annuitant (the person whose life is the measure for determining the timing and sometimes the amount of income payments) and the beneficiary (the person who may receive benefits if no annuitants or owners are living).

  Your Lifetime Annuity--A variable income payable during the annuitant's life.

  Your Lifetime with a Guaranteed Period Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Your Lifetime With a Refund Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, the total of all of our payments is less than the purchase payment that we received, we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for Two Lives Annuity--A variable income payable while either of two annuitants is alive. After one annuitant dies payments continue if the other annuitant is alive, otherwise payments stop. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

  Income for Two Lives with a Guaranteed Period Annuity--This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guarantee period even if one or both annuitants die. If, at the death of both annuitants, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Income for Two Lives with a Refund Annuity--This is the same as the Income for Two Lives Annuity

                                   B-PPA-25

 ...............................................................


described above but if, at the death of both annuitants, the total of all of our payments is less than the purchase payment that we received, we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for a Guaranteed Period Annuity--A variable income payable for a guarantee period (5-30 years). Payments cease at the end of the guarantee period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies prior to the end of the guarantee period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

IS THERE A FREE LOOK?

  Yes. There is a Free Look when you purchase an Income Annuity. There is no Free Look when an Income Annuity is the variable income option under a Contract. You may cancel your Income Annuity within 10 days (20 days in North Dakota and Idaho for individual Income Annuities) after you receive it by telling us in writing. We will then refund your purchase payment (however, for Income Annuities issued in Pennsylvania, Illinois and Minnesota we will instead pay you the value of your annuity units). The Free Look is 30 days if an individual Income Annuity was issued in California and you are 60 years old or older. If you cancel the Income Annuity, we will then refund the value of your annuity units. If you purchased your Income Annuity by mail, you may have more time to return your Income Annuity.

                                    B-PPA-26

                      SECTION III: OTHER DEFERRED CONTRACT
                         AND INCOME ANNUITY PROVISIONS

CAN WE CANCEL YOUR CONTRACT OR INCOME ANNUITY?

  We may not cancel your Income Annuity.

  We may cancel your Contract. If we do so for a Contract delivered in New York, we will return the full Account Balance. In other states, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

  We will only cancel your Contract if we do not receive any purchase payments for you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Contract). We may only cancel the unallocated Keogh Contract if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less then $15,000. We will only do so to the extent allowed by law. Certain Contracts do not contain these cancellation provisions.

ARE THERE SPECIAL PROVISIONS THAT APPLY IF YOU ARE A PARTICIPANT IN A PLAN SUBJECT TO ERISA?

  Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract or Income Annuity may be subject to your spouse's rights as described below.

  Generally, the spouse must give qualified consent whenever you elect to:

    a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA"), (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

    b. make certain withdrawals under plans for which a qualified consent is required;

    c.  name someone other than the spouse as your beneficiary;

    d.  use accrued benefit as security for a loan exceeding $5,000.

  Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing that acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing which acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death. If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without spousal consent.

WHEN ARE YOUR REQUESTS EFFECTIVE?

  In general, your requests are effective when we receive them at our Designated Office unless otherwise provided by this Prospectus.

WILL WE CONFIRM YOUR TRANSACTIONS?

  Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as pre-authorized systematic purchase payments which are transfers from the Fixed Interest Account and Systematic Withdrawal Program payments, may be confirmed quarterly. MetLife confirms quarterly purchase transactions under TSA Contracts made on the basis of salary reduction or deduction.

CAN WE CHANGE THE PROVISIONS OF YOUR CONTRACT OR INCOME ANNUITY?

  Yes. We have the right to make certain changes to your Contract or Income Annuity, but only as permitted by law. We make changes when we think they would

11/9/98                             B-PPA-27

 ...............................................................


best serve the interest of all participants or would be appropriate in carrying out the purposes of the Contract or Income Annuity. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:

  1. To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  2. To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

  3. To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

  4. To substitute for the portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

  5. To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Contracts or Income Annuities.

  6. To make any necessary technical changes in the Contracts or Income Annuities in order to conform with any of the above-described actions.

  If any changes result in a material change in the underlying investments of an investment division in which you have an Account Balance, we will notify you of the change. You may then make a new choice of investment divisions. For Contracts issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before any technical changes are made.

WHAT ARE YOUR VOTING RIGHTS REGARDING PORTFOLIO SHARES?

  In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to the Contract or Income Annuity) at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

  Accordingly, you have voting interests under the Contracts or Income Annuities. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

  Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Contracts and Income Annuities) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

  You will be entitled to give instructions regarding the votes attributable to your Contract or Income Annuity in your sole discretion. Under the Keogh Contracts, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Contract. Under the Keogh Contracts, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

  You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.


                                   B-PPA-28

 ...............................................................


CAN YOUR VOTING INSTRUCTIONS BE DISREGARDED?

  Yes. MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's or Calvert Variable Series, Inc.'s boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

WHO SELLS YOUR CONTRACT OR INCOME ANNUITY AND DO YOU PAY A COMMISSION ON THE PURCHASE OF YOUR CONTRACT OR INCOME ANNUITY?

  All Contracts and Income Annuities, certificates and interests in the Contracts and Income Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and we are a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail.

  The licensed sales representatives and broker-dealers who sell Contracts and Income Annuities and certificates and interests in the Contracts and Income Annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account also does not pay sales commissions. The commissions we pay range from 0% to 6% depending on the age of the participant or annuitant.

  From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

  We also make payments to our licensed sales representatives based upon the total Account Balances of the Contracts assigned to the sales representatives. Under the program, we pay an amount up to .12% of the total Account Balances of the Contracts, other registered variable annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representatives for servicing the Contracts. These payments are not made for Income Annuities.

DOES METLIFE ADVERTISE THE PERFORMANCE OF THE SEPARATE ACCOUNT?

  Yes. From time to time we advertise the performance of various Separate Account investment divisions. This performance is stated in terms of either "yield," "change in accumulation unit value," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in accumulation unit value, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in accumulation unit value or change in annuity unit value refers to the comparison between values of accumulation or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage. Change in accumulation unit value or change in annuity unit value may also be expressed as an annualized figure. In addition, change in accumulation unit value or change in annuity unit value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield and change in accumulation unit value figures do not reflect the possible imposition of an early withdrawal charge of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in accumulation unit value and change in annuity unit value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various Contracts and Income Annuities as a result of

                                   B-PPA-29

 ...............................................................


different Separate Account charges and early withdrawal charges. Performance may be calculated based upon historical performance of the underlying portfolios of the Metropolitan Fund and the Calvert Social Balanced Portfolio and may assume that certain Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

  Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS (R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

  Performance may be shown for certain investment strategies that are made available under certain Contracts. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "Equalizer SM." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the FIxed Interest Account to the MetLife Stock Index Division or State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector SM." Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis for the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

  An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

11/9/98                            B-PPA-30

                               SECTION IV: TAXES

GENERAL

  Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

  In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Contracts and Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR DEFERRED CONTRACT?

  Generally, all contributions under the Contracts will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money you withdraw as well as on income earned under the Contract.

  Non-Qualified contracts with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, contributions under such contracts will be made on a "before-tax" basis and the rules applicable to Keogh plans will apply to such contracts, notwithstanding any provision in the contracts to the contrary. Wherever the terms "Keogh Contract" or "Keogh plan" appears in this section, the term shall be deemed to include non-qualified contracts with an appropriate endorsement issued to Keogh and corporate plans covering one individual.

  Under some circumstances certain of the Contracts, accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

  The taxable portion of a distribution from a Keogh, 403(a) and TSA Contract to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of
(1) an individual retirement arrangement under (S)408; (2) a qualified trust or 403(a) annuity plan, if the distribution is from a Keogh or 403(a) Contract; or
(3) a TSA, if the distribution is from a TSA Contract. An eligible rollover distribution generally is the taxable portion of any distribution from a Keogh, 403(a) or TSA Contract, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant;
(b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in (S)401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; and (h) any other taxable distributions from any of these plans which are not eligible rollover distributions.

  All taxable distributions from Keogh, 403(a) and TSA Contracts that are not eligible rollover distributions will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment. All taxable distributions from the PEDC Contract will be subject to the same Federal income tax withholding as regular wages.

  Each type of Contract is subject to various tax limitations. Typically, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Contracts before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Contract (or in some cases from the plan or arrangement that purchased the Contract) before you are age 59 1/2. Withdrawals from the TSA Contracts are generally entirely prohibited before age 59 1/2.


                                    B-PPA-31

 ...............................................................


  The following paragraphs will briefly summarize some of the tax rules on a Contract-by-Contract basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  TSA Contracts. These fall under (S)403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under (S)501(c)(3) of the Code.

  Your employer buys the Contract for you although you then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your
(S)403(b) arrangement before January 1, 1989 that were either paid into or earned under the Contract or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other (S)403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to your pre-tax contributions and their earnings); (d) after you die, separate from service or become disabled (as defined in the Code); (e) in the case of financial hardship (as defined in the Code) but only your purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under (S)403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds under custodial arrangements even after such amounts are transferred to a Contract.

  Taxable withdrawals (other than tax-free transfers) that are allowed before you are age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you, where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); (6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; or (8) timely made to reduce an elective deferral as allowed by the Code. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before age 59 1/2 or, if later, five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty rule before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payments.

  Withdrawals may be transferred to another (S)403(b) funding vehicle or (for eligible rollover distributions) to an IRA without Federal tax consequences if Code requirements are met. Your Contract is not forfeitable and you may not transfer it. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Contract must be withdrawn or begin to be withdrawn by April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year in which you retire. A tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest under the Contract within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death. If your Contract is subject to the Retirement Equity Act, your spouse has certain rights which may be waived with the written consent of your spouse. The IRS allows you to aggregate the amount required to be withdrawn from each TSA contract you

11/9/98                            B-PPA-32

 ...............................................................


own and to withdraw this amount in total from any one or more of the TSA contracts you own.

  Keogh Contracts. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subject to a 10% penalty. Special rules apply to the withdrawal of excess contributions.

  Taxable withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary where such payments begin after separation from service; (4) made to you after you separate from service with your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).

  Under rules similar to those described above for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Contract must be made or begun to be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the Contract generally must be paid within five years of the year in which you died.

  If your benefit under the Keogh plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.

  Non-Qualified contracts with an endorsement containing tax provisions required for Keogh and corporate plans may be issued to Keogh and corporate plans covering one individual. In such event, the rules applicable to Keogh plans as outlined above will apply to such contracts, notwithstanding any provision in the contracts to the contrary.

  PEDC Contract. PEDC plans are available to State or local governments and certain tax-exempt organizations as described in (S)457 of the Code. These plans, which must meet the requirements of (S)457(b), provide certain tax deferral benefits to employees and independent contractors. The plans are not available to churches and qualified church-controlled organizations. A PEDC plan maintained by a State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. However, for state or local government plans in existence on August 20, 1996, these requirements do not have to be met prior to January 1, 1999. Plan benefit deferrals, contributions and all income attributable to such amounts under PEDC plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

  The compensation amounts that may be deferred under a PEDC plan may not exceed certain deferral limits established under the federal tax law. In addition, contributions to other plans may reduce the deferral limit even further.

  Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant separates from service with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements, or (ii) the total amount payable is $5,000 or less and certain other requirements are met.

  Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or, to the extent permitted under your plan or contract, the year the participant retires. Although the minimum distribution rules are similar to the rules summarized above for TSAs there are some differences. For example, for PEDC plans, any distribution payable over a period of more than one year can only be made in substantially non-increasing amounts, and generally distributions may not exceed 15 years.

  Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but

                                    B-PPA-33

 ...............................................................


based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

  403(a) Contracts. The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

  The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Taxable withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Contracts are generally taxed according to the rules described under (S)72 of the Code. Under rules similar to those described above for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Contract must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the plan generally must be paid within five years of the year in which you died. The minimum distribution rules for 403(a) Contracts are similar to those rules summarized above for TSAs.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR INCOME ANNUITY?

  Generally, all purchase payments under the Income Annuities will be on a "before-tax" basis. This means that the purchase payment was either a reduction from income, entitled you to a tax deduction or was not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Income Annuity.

  Under some circumstances certain of the Income Annuities accept both purchase payments that have entitled you or the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you or the owner were entitled to deduct or exclude from income the purchase payment in compliance with the Code.

  All taxable income payments other than income payments under the PEDC Income Annuity will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code at the time of payment. All taxable income payments under the PEDC Income Annuity will be subject to the same Federal income tax withholding treatment as regular wages.

  Income payments (other than tax-free transfers to other (S)403(b) funding vehicles and those made under a PEDC plan) that are allowed before you are age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. This penalty does not apply to income payments
(1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary, where such payments begin after separation from service. Additionally, under TSAs, Keogh and 403(a) plans the penalty does not apply to income payments (1) made to you after you separate from service with your employer after age 55; (2) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); or (3) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse). There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.

  The following paragraphs will briefly summarize some of the tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, income payments under the TSA, Keogh, PEDC and 403(a) Income Annuities generally must begin by April 1 of the year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire and a tax penalty of 50% applies to payments which should have been made but were not. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before income payments begin under the Income Annuity, the Code generally requires that your entire interest under the Income Annuity be paid within five years of the year in which you died. If you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

                                   B-PPA-34

 ...............................................................



  If your benefit under a plan subject to REA is worth more than $5,000, the Code requires that your Income Annuity protect your spouse if you die before you receive any income payments under the Income Annuity or if you die while income payments are being made. If your Income Annuity is subject to the Retirement Equity Act (REA), your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

  Any income payments distributed under 403(a) Income Annuities are generally taxed according to the rules described under (S)72 of the Code.

                                   B-PPA-35

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
Cover Page................................................................   1
Table of Contents.........................................................   1
Independent Auditors......................................................   2
Services..................................................................   2
Distribution of Certificates and Interests in the Contracts and Income
 Annuities................................................................   2
Early Withdrawal Charge...................................................   2
Variable Income Payments..................................................   2
Performance Data..........................................................   4
Financial Statements of the Separate Account..............................  15
Financial Statements of MetLife...........................................  37


                                    B-PPA-36

                                   APPENDIX

                               ANNUITY TAX TABLE

The following is a current list of jurisdictions in which annuity taxes apply in respect of the Contracts and Income Annuities and the applicable annuity tax rates:

                                       IRA, SIMPLE
                                       IRA AND SEP                                  NON-QUALIFIED
                         TSA CONTRACTS  CONTRACTS   KEOGH AND 403(A) PEDC CONTRACTS CONTRACTS AND
                          AND INCOME    AND INCOME   CONTRACTS AND     AND INCOME      INCOME
                           ANNUITIES   ANNUITIES(1) INCOME ANNUITIES  ANNUITIES(2)    ANNUITIES
                         ------------- ------------ ---------------- -------------- -------------
California..............     0.5%          0.5%(3)        0.5%            2.35%         2.35%
District of Columbia....     2.25%         2.25%          2.25%           2.25%         2.25%
Kentucky(4).............     2.0%          2.0%           2.0%            2.0%          2.0%
Maine...................      --            --             --              --           2.0%
Nevada..................      --            --             --              --           3.5%
Puerto Rico.............     1.0%          1.0%           1.0%            1.0%          1.0%
South Dakota............      --            --             --              --           1.25%
U.S. Virgin Islands.....     5.0%          5.0%           5.0%            5.0%          5.0%
West Virginia...........     1.0%          1.0%           1.0%            1.0%          1.0%
Wyoming.................      --            --             --              --           1.0%

-------
(1) Annuity tax rates applicable to IRA, SIMPLE IRA and SEP Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of
    (S)408(a) of the Code are included under the column headed "IRA, SIMPLE IRA and SEP Contracts and Income Annuities."
(2) Annuity tax rates applicable to Contracts and Income Annuities purchased under retirement plans of public employers meeting the requirements of
    (S)401(a) of the Code are included under the column headed "Keogh Contracts and Income Annuities."
(3) With respect to Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of (S)408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.
(4) The annuity tax in Kentucky is repealed effective January 1, 2000.

                                   B-PPA-37

INDEX

                            B-PPA
ACCOUNT BALANCE...........  6
ACCUMULATION UNIT VALUES..  8-9
  Calculation.............  15
ANNUAL CONTRACT FEE.......  4, 6
ANNUITY TAXES.............  5, 6, 18
ANNUITY UNITS.............  24
ASSUMED INVESTMENT RATE...  24
AVERAGE ANNUAL TOTAL
 RETURN...................  29
CALVERT SOCIAL BALANCED
 PORTFOLIO MANAGEMENT
 FEES.....................  4, 14
CALVERT SOCIAL BALANCED
 PORTFOLIO TOTAL OPERATING
 EXPENSES.................  4
CANCELLATION..............  27
CHANGE IN ACCUMULATION
 UNIT VALUE...............  29
CHANGE IN ANNUITY UNIT
 VALUE....................  29
COMMISSION................  29
CONFIRMATION..............  27
CONTRACTS.................  1, 6, 11
CONTRACT YEAR.............  15
DEATH BENEFIT.............  7, 21
DESIGNATED OFFICE.........  14
DISABILITY................  20
DIVIDENDS.................  11
EARLY WITHDRAWAL CHARGE
 (DEFERRED SALES LOAD)....  4, 6, 17, 18-19
EQUALIZER SM..............  30
EQUITY GENERATOR SM ......  19, 30
ERISA.....................  27
EXEMPTIONS FROM EARLY
 WITHDRAWAL CHARGES.......  6, 19-21
  Certain Purchase
   Payments...............  19
  Death...................  20
  Disability: Keogh, TSA,
   403(a), PEDC Contracts.  20
  Federal Taxes...........  20
  Free Corridor--All other
   Contracts..............  19-20
  Free Corridor--
   Unallocated Keogh
   Contract...............  19-20
  Free Corridor--TSA and
   403(a) Contracts.......  19-20
  Free Look...............  20
  Hardship................  21
  Income Annuity..........  20
  Plan Termination........  21
  Preapproved Investment
   Vehicles...............  21
  Retirement..............  20
  Separation from Service.  20-21
  Systematic Termination..  20
  Transfers...............  19
  Transfers from other
   MetLife Contracts......  21
EXPERIENCE FACTOR.........  16
FIXED INCOME OPTION.......  22
403(A) CONTRACT...........  1, 7, 11, 20, 21,
                            23, 31, 32, 34, 35,
                            37
FREE CORRIDOR.............  19-20
FREE LOOK.................  20
GENERAL ADMINISTRATIVE
 EXPENSES CHARGE..........  4, 6, 18
INCOME ANNUITIES .........  1, 7, 23-26
  Administration..........  23
  Annuity Unit Value......  24
  Annuity Taxes...........  25
  Assumed Investment Rate.  24
  Contract Fee............  25
  Free Look...............  26
  General Administrative
   Expenses Charge........  25
  Income Types............  25-26
  Investment Choices......  23
  Mortality and Expense
   Risk Charge............  25

                                    B-PPA-38

                                                B-PPA
  Income for Two Lives Annuity................. 25
  Income for Two Lives with a Guaranteed Period
   Annuity..................................... 25
  Income for Two Lives with a Refund Annuity... 25-26
  Your Lifetime Annuity........................ 25
  Your Lifetime with a Guaranteed Period Annui-
   ty.......................................... 25
  Your Lifetime with Refund Annuity............ 25
  Income for a Guaranteed Period Annuity....... 26
  Purchase Payment............................. 23-24
  Transfers.................................... 24-25
  Taxes........................................ 25, 34-35
  Valuation Period............................. 24
INCOME OPTIONS................................. 22
  Fixed Income Option.......................... 22
  Variable Income Option....................... 22
INDEX SELECTOR SM ............................. 30
INVESTMENT CHOICES............................. 1, 4, 5, 6, 8, 9, 11, 12, 13,
                                                14, 23
  Calvert Social Balanced Portfolio............ 1, 4, 5, 6, 9, 11, 12, 13, 14,
                                                23
  Harris Oakmark Large Cap Value Portfolio .... 1, 4, 5, 11, 12, 14, 23
  Janus Mid Cap Portfolio...................... 1, 4, 5, 8, 9, 11, 12, 13, 23
  Lehman Brothers Aggregate Bond Index Portfo-
   lio ........................................ 1, 4, 5, 11, 12, 13, 23
  Loomis Sayles High Yield Bond Portfolio...... 1, 4, 5, 8, 9, 11, 12, 13, 23
  MetLife Stock Index Portfolio................ 1, 4, 5, 8, 9, 11, 12, 13, 23
  Morgan Stanley EAFE Index Portfolio ......... 1, 4, 5, 11, 12, 13, 23
  Neuberger&Berman Partners Mid Cap Value Port-
   folio ...................................... 1, 4, 5, 11, 12, 14, 23
  Russell 2000 Index Portfolio ................ 1, 4, 5, 11, 12, 13, 23
  Santander International Stock Portfolio...... 1, 4, 5, 9, 11, 12, 13, 23
  Scudder Global Equity Portfolio.............. 1, 4, 5, 9, 11, 12, 13, 23
  State Street Research Aggressive Growth Port-
   folio....................................... 1, 4, 5, 8, 9, 11, 12, 13, 23
  State Street Research Diversified Portfolio.. 1, 4, 5, 8, 9, 11, 12, 13, 23
  State Street Research Growth Portfolio....... 1, 4, 5, 8, 9, 11, 12, 13, 23
  State Street Research Income Portfolio....... 1, 4, 5, 8, 9, 11, 12, 13, 23
  T. Rowe Price Large Cap Growth Portfolio .... 1, 4, 5, 11, 12, 13, 23
  T. Rowe Price Small Cap Growth Portfolio..... 1, 4, 5, 8, 9, 11, 12, 13, 23
HARDSHIP....................................... 21
KEOGH CONTRACTS................................ 1, 6, 7, 11, 15, 19-21,
                                                23, 27-28, 31-35
MANAGEMENT FEES................................ 4, 12-14
MORTALITY AND EXPENSE RISK CHARGE.............. 4, 6, 18
PEDC CONTRACT.................................. 1, 6-7, 11, 15, 20, 23, 31, 33-
                                                35
PERFORMANCE.................................... 29-30
PLAN TERMINATION............................... 21
PURCHASE PAYMENTS (CONTRIBUTIONS).............. 6, 14-15
REBALANCER SM (WITHDRAWALS & TRANSFER)......... 16
RETIREMENT..................................... 20
SALES LOAD..................................... 17, 18, 19
SALES REPRESENTATIVES.......................... 29
SEPARATE ACCOUNT............................... 6, 10
SEPARATION FROM SERVICE........................ 20-21
SUMMARY........................................ 6
SYSTEMATIC TERMINATION......................... 20
SYSTEMATIC WITHDRAWAL PROGRAM.................. 17, 18, 27, 32
TAX-SHELTERED ANNUITY CONTRACT................. 1, 7, 11, 15, 16, 18-22, 23,
                                                27, 31-35

                                    B-PPA-39

                                                                       B-PPA
TAXES................................................................. 6, 31-35
  403(a) Contract..................................................... 31, 34
  General--all markets................................................ 31, 34
  Keogh Contracts..................................................... 31, 33
  PEDC Contract....................................................... 31, 33
  TSA Contracts....................................................... 31, 32-33
TELEPHONE REQUESTS.................................................... 16-17
TEXAS OPTIONAL RETIREMENT PROGRAM..................................... 16
TOTAL OPERATING EXPENSES.............................................. 4
TRANSFERS............................................................. 6, 16-17
VALUATION PERIOD...................................................... 15-16
VOTING RIGHTS......................................................... 28-29
WITHDRAWALS........................................................... 6, 16-17
YIELD................................................................. 29

                                    B-PPA-40

      REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc.

[_] Calvert Social Balanced Portfolio

[_] I have changed my address. My CURRENT address is:


                           Name:
-----------------------         ------------------------
  (Contract Number)     Address:
                                ------------------------

-----------------------         ------------------------
     (Signature)                                    zip

 METROPOLITAN LIFE INSURANCE COMPANY
 ATTN: ALAN DEMICHELE
 RETIREMENT AND SAVINGS CENTER, AREA 2H
 ONE MADISON AVENUE
 NEW YORK, NY 10010

Preference Plus(R) Account
Prospectus-Enhanced
Contracts

Plus
Pro
                                                                     May 1, 1998
                                                                 As Supplemented
                                                                November 9, 1998


Preference Plus

Enhanced Contracts . Enhanced Income Annuities . Enhanced Contracts . Enhanced Income Annuities . Enhanced Contracts . Enhanced Income Annuities . Enhanced Contracts . Enhanced Income Annuities . Enhanced Contracts . Enhanced Income Annuities . Enhanced Contracts . Enhanced Income Annuities . Enhanced Contracts
 . Enhanced Income Annuities . Enhanced Contracts . Enhanced Income Annuities . Enhanced Contracts . Enhanced Income Annuities . Enhanced Contracts . Enhanced Income Annuities . Enhanced Contracts . Enhanced Income Annuities .



                                                     MetLife
                                                     Retirement & Savings Center
                                                     98102QGO(exp0599)MLIC-LD

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

                           ENHANCED PREFERENCE PLUS
                            GROUP ANNUITY CONTRACTS

                                   ISSUED BY
                                 METROPOLITAN
                            LIFE INSURANCE COMPANY

  This Prospectus describes group Enhanced Preference Plus Contracts ("Enhanced Contracts") and group Enhanced Preference Plus Income Annuities ("Enhanced Income Annuities").

  Group Enhanced Contracts and Enhanced Income Annuities may only be purchased through your employer, or a group, association or trust of which you are a member or participant.

  You decide where your purchase payments are directed. The choices depend on what is available under your Contract or Income Annuity and may include the Fixed Interest Account and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity, Santander International Stock (formerly known as State Street Research International Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund").

  The Prospectus for the Metropolitan Fund is attached to the back of your Prospectus.

     THESE SECURITIES  HAVE  NOT BEEN  APPROVED OR  DISAPPROVED  BY THE
      SECURITIES  AND  EXCHANGE  COMMISSION OR  ANY  STATE  SECURITIES
       COMMISSION  NOR HAS  THE  COMMISSION OR  ANY STATE  SECURITIES
         COMMISSION PASSED  UPON THE  ACCURACY OR  ADEQUACY OF  THIS
          PROSPECTUS.  ANY REPRESENTATION  TO  THE  CONTRARY  IS A
           CRIMINAL OFFENSE.

INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED INTEREST ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN FUND, WHICH CONTAINS ADDITIONAL INFORMATION AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  The Prospectus sets forth information about the Enhanced Contracts and Enhanced Income Annuities and Separate Account E that you should know before investing. Additional information about the Enhanced Contracts and Enhanced Income Annuities and Separate Account E has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference and which is available upon request without charge from Metropolitan Life Insurance Company, Retirement and Savings Center, Area 2H, One Madison Avenue, New York, NY 10010, Attention: Alan DeMichele. Inquiries may be made to Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center; telephone number (800) 553-4459. The table of contents of the Statement of Additional Information appears on page C-PPA-35. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) which you may visit that contains the Statement of Additional Information, material incorporated by reference, and other information.

  The date of this Prospectus and of the Statement of Additional Information is May 1, 1998, as supplemented November 9, 1998.

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                       --------
INDEX OF SPECIAL TERMS................................................ C-PPA- 3
TABLE OF EXPENSES..................................................... C-PPA- 4
SUMMARY............................................................... C-PPA- 6
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION................. C-PPA- 8
FINANCIAL STATEMENTS.................................................. C-PPA- 9
OUR COMPANY AND THE SEPARATE ACCOUNT.................................. C-PPA-10
THE ENHANCED DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS.......... C-PPA-11
  YOUR INVESTMENT CHOICES............................................. C-PPA-11
  PURCHASE PAYMENTS................................................... C-PPA-14
  DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT........... C-PPA-15
  WITHDRAWALS AND TRANSFERS........................................... C-PPA-15
  DEDUCTIONS AND CHARGES.............................................. C-PPA-17
  EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES............................ C-PPA-19
  DEATH BENEFIT....................................................... C-PPA-20
  INCOME OPTIONS...................................................... C-PPA-21
ENHANCED INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS................ C-PPA-22
  ADMINISTRATION...................................................... C-PPA-22
  DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS................... C-PPA-23
  TRANSFERS........................................................... C-PPA-23
  DEDUCTIONS AND CHARGES.............................................. C-PPA-24
OTHER DEFERRED ENHANCED CONTRACT AND ENHANCED INCOME ANNUITY
 PROVISIONS........................................................... C-PPA-26
TAXES................................................................. C-PPA-30
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.......... C-PPA-35
APPENDIX.............................................................. C-PPA-36
INDEX................................................................. C-PPA-37

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                    C-PPA-2

                             INDEX OF SPECIAL TERMS

   TERMS                                                                  PAGE
   -----                                                                --------
Account Balance........................................................ C-PPA- 6
Accumulation Units..................................................... C-PPA-15
Annuity Units.......................................................... C-PPA-23
Assumed Investment Rate................................................ C-PPA-23
Contract Year.......................................................... C-PPA-14
Designated Office...................................................... C-PPA-14
Early Withdrawal Charge................................................ C-PPA-18
Enhanced Contracts..................................................... C-PPA- 1
Enhanced Income Annuities.............................................. C-PPA- 1
Experience Factor...................................................... C-PPA-15
Free Corridor.......................................................... C-PPA-19
Enhanced Preference Plus Contracts..................................... C-PPA- 1
Enhanced Preference Plus Income Annuities.............................. C-PPA- 1
Separate Account....................................................... C-PPA- 6
Systematic Termination................................................. C-PPA-19
Systematic Withdrawal Program.......................................... C-PPA-16
Valuation Period....................................................... C-PPA-15

                                    C-PPA-3

   TABLE OF EXPENSES--ENHANCED PREFERENCE PLUS CONTRACTS AND ENHANCED INCOME
                                   ANNUITIES

  The following table illustrates Separate Account and Metropolitan Fund expenses for the fiscal year ending December 31, 1997:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS
 CURRENTLY OFFERED
 Sales Load Imposed on Purchases...................................    None
 Deferred Sales Load............................................... From 0% to
   (as a percentage of the purchase payment funding the withdrawal    7%(a)
    during the accumulation period)
 Exchange Fee......................................................    None
 Surrender Fee.....................................................    None
ANNUAL CONTRACT FEE................................................    None
SEPARATE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average account value)
 General Administrative Expenses Charge............................   .20%(b)
 Mortality and Expense Risk Charge.................................   .75%(b)
 Total Separate Account Annual Expenses............................   .95%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net assets)

                                                                OTHER
                                                              EXPENSES
                                                                AFTER
                                                 MANAGEMENT    EXPENSE
                                                    FEES    REIMBURSEMENT TOTAL
                                                 ---------- ------------- -----
 State Street Research Income
  Portfolio(c)(d)(e)............................    .33          .10       .43
 State Street Research Diversified
  Portfolio(c)(d)(e)............................    .44          .06       .50
 MetLife Stock Index Portfolio(c)...............    .25          .08       .33
 State Street Research Growth
  Portfolio(c)(d)(e)............................    .49          .07       .56
 Janus Mid Cap Portfolio(d)(f)..................    .75          .14       .89
 Loomis Sayles High Yield Bond Portfolio(f).....    .70          .20       .90
 State Street Research Aggressive Growth
  Portfolio(c)(d)(e)............................    .71          .08       .79
 T. Rowe Price Small Cap Growth Portfolio(d)(f).    .55          .18       .73
 Scudder Global Equity Portfolio(d)(f)..........    .90          .22      1.12
 Santander International Stock
  Portfolio(c)(d)(e)............................    .75          .28      1.03
 Harris Oakmark Large Cap Value Portfolio(d)(g).    .75          .20       .95
 Lehman Brothers Aggregate Bond Index
  Portfolio(g)..................................    .25          .20       .45
 Morgan Stanley EAFE Index Portfolio(g).........    .30          .25       .55
 Neuberger&Berman Partners Mid Cap Value
  Portfolio(d)(g)...............................    .70          .20       .90
 Russell 2000 Index Portfolio(g)................    .25          .20       .45
 T. Rowe Price Large Cap Growth Portfolio(d)(g).    .70          .20       .90

EXAMPLE

If you surrender your Contract at the end of the
 applicable time period:
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on as-
  sets:                                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                  ------ ------- ------- --------
   State Street Research Income Division.........    $77    $ 88    $102     $167
   State Street Research Diversified Division....     78      91     106      174
   MetLife Stock Index Division..................     76      85      97      155
   State Street Research Growth Division.........     78      93     109      181
   Janus Mid Cap Division........................     82     103     --       --
   Loomis Sayles High Yield Bond Division........     82     103     --       --
   State Street Research Aggressive Growth Divi-
   sion..........................................     81     100     122      207
   T. Rowe Price Small Cap Growth Division.......     80      98     --       --
   Scudder Global Equity Division................     84     110     --       --
   Santander International Stock Division........     83     107     134      232
   Harris Oakmark Large Cap Value Division.......     82     105     --       --
   Lehman Brothers Aggregate Bond Index Division.     77      89     --       --
   Morgan Stanley EAFE Index Division............     78      92     --       --
   Neuberger&Berman Partners Mid Cap Value Divi-
   sion..........................................     82     103     --       --
   Russell 2000 Index Division...................     77      89     --       --
   T. Rowe Price Large Cap Growth Division.......     82     103     --       --

11/9/98                             C-PPA-4

If you annuitize at the end of the applicable
 time period or do not surrender your
 Contract(h):                                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   State Street Research Income Division.......    $14    $ 44    $ 76     $167
   State Street Research Diversified Division..     15      46      80      174
   MetLife Stock Index Division................     13      41      71      155
   State Street Research Growth Division.......     15      48      83      181
   Janus Mid Cap Division......................     19      58     --       --
   Loomis Sayles High Yield Bond Division......     19      59     --       --
   State Street Research Aggressive Growth Di-
   vision......................................     18      55      95      207
   T. Rowe Price Small Cap Growth Division.....     17      53     --       --
   Scudder Global Equity Division..............     21      66     --       --
   Santander International Stock Division......     20      63     108      232
   Harris Oakmark Large Cap Value Division.....     19      60     --       --
   Lehman Brothers Aggregate Bond Index Divi-
   sion........................................     14      45     --       --
   Morgan Stanley EAFE Index Division..........     15      48     --       --
   Neuberger&Berman Partners Mid Cap Value Di-
   vision......................................     19      59     --       --
   Russell 2000 Index Division.................     14      45     --       --
   T. Rowe Price Large Cap Growth Division.....     19      59     --       --

-------

(a) Under certain circumstances, the deferred sales load, termed the early withdrawal charge in this Prospectus (see "Deductions and Charges," page C-PPA-17) does not apply to 10% or 20% of the Account Balance. Under certain other circumstances, the deferred sales load does not apply at all.

(b) Although total Separate Account annual expenses will not exceed .95% of average account values, the allocation of these expenses between general administrative expenses and the mortality and expense risk charges is only an estimate. (See "Deductions and Charges," page C-PPA-17.)
(c) Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.
(d) The marginal rate of the investment management fee for these Portfolios will decrease when the dollar amount in each Portfolio reaches certain threshold amounts.
(e) Reflects 1997 management fees, restated to assume changes in management fees, effective August 1997, had been in effect for the entire year.

(f) The Portfolios commenced operations on March 3, 1997. MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until each Portfolio's total net assets are at least $100 million, or until March 2, 1999, whichever is earlier. Absent such expense reimbursement, other expenses would have been 0.39% for the Loomis Sayles High Yield Bond Portfolio and 0.31% for the Scudder Global Equity Portfolio. MetLife ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997, the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998 and the Scudder Global Equity Portfolio as of July 1, 1998.

(g) The Portfolios commenced operations on November 9, 1998. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1998. Subject to receiving New York State Insurance Department approval, MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios, and .25% of the average net assets for the Morgan Stanley EAFE Index Portfolio until each of the Portfolio's total net assets are at least $100 million, or until November 8, 2000, whichever is earlier.

(h) The annuity purchased must be a life annuity or one with a noncommutable duration of at least five years to avoid the early withdrawal charge. (See "Exemptions from Early Withdrawal Charges," page C-PPA-19-20.)

  The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the Separate Account and the Metropolitan Fund. It assumes that there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the table. See "Deductions and Charges," page C-PPA-17, for a more detailed description of the charges and expenses imposed upon the assets in the Separate Account.

11/9/98                             C-PPA-5

 ...............................................................


SUMMARY
 ................................................................................

THE USE OF CERTAIN TERMS IN THIS PROSPECTUS

  This Prospectus describes variable accumulation and income annuity contracts issued by Metropolitan Life Insurance Company ("MetLife," "we," "us" or "our"). The term "Enhanced Contracts" and "Enhanced Income Annuities" also includes certificates issued under certain group arrangements. Enhanced Income Annuities are described separately beginning on page C-PPA-22. "You" as used in this Prospectus means the participant or annuitant for whom money is invested in an Enhanced Contract or Enhanced Income Annuity. Under the Enhanced Contracts issued for Keogh Plans, the trustee retains all rights to control the money under the Enhanced Contract. For these Contracts, where we refer to giving instructions or making payments to us, "you" means such trustee.

YOUR INVESTMENT CHOICES (PAGES C-PPA-11-14)

  Each of the Enhanced Contracts offers an account under which we guarantee specified interest rates for specified periods (the "Fixed Interest Account"). This Prospectus does not describe that account and will mention the Fixed Interest Account only where necessary to explain how the "Separate Account" works. Each Enhanced Contract also offers a choice of investment options under which values can go up or down based upon investment performance. See "Determining the Value of Your Separate Account Investment," page C-PPA-15, for a description of accumulation units and how these values are determined based upon investment performance.

  This Prospectus describes only the investment options available through a "Separate Account" as distinct from the Fixed Interest Account.

  A SUMMARY OF THE INVESTMENT OBJECTIVES OF THE INVESTMENT CHOICES APPEARS ON PAGE C-PPA-12. A MORE COMPLETE DESCRIPTION OF THE INVESTMENT CHOICES IS FOUND IN THE METROPOLITAN SERIES FUND, INC. PROSPECTUS, WHICH IS LOCATED IN THE BACK OF THIS PROSPECTUS.

TAXES (PAGES C-PPA-30-34)

  A variable annuity receives special treatment under the Federal income tax laws. Please refer to the pages above for information concerning how the Federal tax laws affect purchase payments and withdrawals in each particular tax market.

PURCHASE PAYMENTS; WITHDRAWALS AND TRANSFERS (PAGES C-PPA-14-15; C-PPA-15-17)

  The Enhanced Contracts allow you to make new purchase payments, to transfer money among investment options and between the Separate Account and the Fixed Interest Account and to withdraw money credited to you ("Account Balance"). (See "Withdrawals and Transfers," page C-PPA-15.) Restrictions and early withdrawal charges may apply to withdrawals, depending on the circumstances and your Enhanced Contract. (See "Withdrawals and Transfers," page C-PPA-15, and "Deductions and Charges," page C-PPA-17.)

DEDUCTIONS AND CHARGES (PAGES C-PPA-17-18)

  Your Enhanced Contract is subject to various charges.

  Annual Enhanced Contract Fees: There is no annual Enhanced Contract fee. (There is a $20 annual Enhanced Contract fee imposed on certain Fixed Interest Account balances.)

  General Administrative Expenses and Mortality and Expense Risk Charge: .95% on an annual basis.

  Early Withdrawal Charge: A declining charge of up to 7% on amounts for the first seven years after each purchase payment is received.

  Metropolitan Series Fund, Inc.: Management fees and other expenses.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES (PAGES C-PPA-19-20)

  A withdrawal or transfer may not result in an early withdrawal charge. Provisions are more fully described within this Prospectus. A summary appears below.

(a) Withdrawals or Transfers without a Charge for All Markets:

  Item 1--Transfers among investment divisions or to the Fixed Interest
  Account

  Item 2--Withdrawals that represent purchase payments made over seven years ago

  Item 3--Free Corridor

  Item 4--Free Look

  Item 5--Certain Income Annuities

  Item 7--Mandated Withdrawals under Federal law


(b) Withdrawals or Transfers without a charge for the Enhanced Individual Retirement Annuities Market--(in addition to (a) above):

  Item 6--Death Benefit

  Item 16--Nursing Home or Terminal Illness

                                    C-PPA-6

 ...............................................................



(c) Withdrawals or Transfers without a charge for the Enhanced Non-Qualified Market--(in addition to (a) above):

  Item 6--Death Benefit

  Item 10--Retirement

  Item 11--Separation from Service

  Item 16--Nursing Home or Terminal Illness

(d) Withdrawals or Transfers Without a Charge for the Enhanced unallocated Keogh Market--(in addition to (a) above):

  Item 8--Systematic Withdrawal

  Item 9--Disability

  Item 10--Retirement

  Item 11--Separation from Service

  Item 12--Plan Termination

  Item 13--Hardship

  Item 14--Pre-Approved Investment Vehicles

DEATH BENEFIT (PAGE C-PPA-20-21)

  Each Enhanced Contract (other than the Enhanced unallocated Keogh Contract) offers a death benefit that guarantees certain payments in case of your death even if the Account Balance has fallen below that amount.

INCOME ANNUITIES (PAGE C-PPA-22-25)

  You may use your money to obtain payments guaranteed for life or for certain other periods (an annuity). These payments may be either for specified, fixed amounts or for amounts that can go up or down based on the investment performance of a choice of investment options in the Separate Account ("variable income option"). You may purchase an Enhanced Income Annuity if you did not have an Enhanced Contract during the accumulation period. Your Enhanced Income Annuity is subject to various charges. (See "Enhanced Income Annuities-- Deductions and Charges," page C-PPA-24.)

                                    C-PPA-7

             ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

  The following information has been derived from the Separate Account's full financial statements, which statements are annually audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and related notes in the Statement of Additional Information or as previously stated in earlier reports.


                                              ACCUMULATION     ACCUMULATION  NUMBER OF ACCUMULATION
                                               UNIT VALUE     UNIT VALUE END   UNITS END OF YEAR
  ENHANCED PREFERENCE PLUS CONTRACTS   YEAR BEGINNING OF YEAR    OF YEAR         (IN THOUSANDS)
  ----------------------------------   ---- ----------------- -------------- ----------------------
  State Street                         1997      $30.13           $32.77              139
  Research
  Income
  Division
                                       1996       29.36            30.13              128
                                       1995       24.79            29.36              123
                                       1994       25.83            24.79              125
                                       1993       23.43            25.83              151
                                       1992       22.12            23.43                0
                                       1991       19.02            22.12                0
                                       1990       17.91(a)         19.02                0
  State Street                         1997       28.11            33.57              390
  Research
  Diversified
  Division
                                       1996       24.78            28.11              371
                                       1995       19.69            24.78              346
                                       1994       20.51            19.69              341
                                       1993       18.36            20.51              360
                                       1992       16.93            18.36               50
                                       1991       13.68            16.93                0
                                       1990       14.34(a)         13.68                0
  MetLife Stock                        1997       24.83            32.50              701
  Index Division
                                       1996       20.44            24.83              629
                                       1995       15.07            20.44              518
                                       1994       15.04            15.07              432
                                       1993       13.86            15.04              399
                                       1992       13.02            13.86               12
                                       1991       10.13            13.02                0
                                       1990       10.85(a)         10.13                0
  State Street                         1997       47.19            60.00              443
  Research
  Growth
  Division
                                       1996       38.99            47.19              402
                                       1995       29.57            38.99              334
                                       1994       30.85            29.57              296
                                       1993       27.22            30.85              258
                                       1992       24.63            27.22                5
                                       1991       18.67            24.63                0
                                       1990       21.66(a)         18.67                0
  Janus Mid Cap                        1997       10.00(b)         12.72               54
  Division
  Loomis Sayles                        1997       10.00(b)         10.53               15
  High Yield
  Bond Division

11/9/98
                                    C-PPA-8

                                                   Accumulation        Accumulation    Number of Accumulation
                                                    Unit Value        Unit Value End      Units End of Year
Enhanced Preference Plus Contracts      Year     Beginning of Year       of Year           (in thousands)
----------------------------------      ----     -----------------    --------------   ----------------------
State Street Research                   1997           35.98              38.02                 340
Aggressive Growth Division              1996           33.72              35.98                 341
                                        1995           26.29              33.72                 254
                                        1994           27.05              26.29                 189
                                        1993           22.26              27.05                 163
                                        1992           20.37              22.26                   1
                                        1991           12.35              20.37                   0
                                        1990           14.85(a)           12.35                   0

T. Rowe Price Small Cap                 1997           10.00(b)           11.79                  85
Growth Division

Scudder Global Equity                   1997           10.00(b)           10.88                  62

Santander International                 1997           13.99              13.54                 324
Stock Division                          1996           14.38              13.99                 368
                                        1995           14.40              14.38                 396
                                        1994           13.84              14.40                 446
                                        1993            9.45              13.84                 339
                                        1992           10.63               9.45                   1
                                        1991           10.00(c)           10.63                   0

     In addition to the above mentioned Accumulation Units, there were cash reserves of $14,503,548 as of December 31, 1997 applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.

(a) Inception Date July 2, 1990
(b) Inception Date March 3, 1997
(c) Inception Date July 1, 1991

                           [BAR GRAPH APPEARS HERE]

                                             1990      1991      1992      1993      1994      1995      1996      1997
                                             ----      ----      ----      ----      ----      ----      ----      ----
State Street Research Income                 10.6     12.29     12.98     14.27     13.65     16.12     16.49     17.89
State Street Research Diversified            9.52     11.75      12.7     14.15     13.55        17     19.22     22.89
Met Life Stock Index                         9.32     11.94     12.67     13.71      13.7     18.52     22.43     29.28
State Street Research Growth                 8.61     11.32     12.48      14.1     13.47     17.71     21.37      27.1
Janus Mid Cap                                                                                                     12.69
Loomis Sayles High Yield Bond                                                                                     10.51
State Street Research Aggressive Growth      8.31     13.66     14.89     18.03     17.47     22.35     23.77     25.05
T. Rowe Price Small Cap Growth                                                                                    11.76
Scudder Global Equity                                                                                             10.85
Santander International Stock                         10.61      9.41     13.74     14.25     14.19     13.77     13.28

Financial Statements

     The financial statements for the Separate Account and Met Life are in the Statement of Additional Information and are available upon request from Met Life.

                                    C-PPA-9

 ...............................................................................


OUR COMPANY AND THE SEPARATE ACCOUNT
 ................................................................................

WHO IS METLIFE?

  We are a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were formed in 1868 in New York and operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. As of December 31, 1997, we had approximately $330.3 billion in assets under management.

WHAT IS THE SEPARATE ACCOUNT?

  We organized the Separate Account on September 27, 1983. It is an investment account that we maintain separate from our other assets. It is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. All income, gains and losses, whether or not realized, from the Separate Account's assets are credited to or charged against the Separate Account, without regard to our other business. In other words, the Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. Our obligation to honor all of our promises under the Enhanced Contracts and Enhanced Income Annuities is not limited by the amount of assets in the Separate Account.

                                    C-PPA-10

    SECTION I: THE ENHANCED DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS


WHAT ARE THE ENHANCED CONTRACTS?

  The Enhanced Contracts offer you the choice of an account that pays interest guaranteed by MetLife (the Fixed Interest Account) or an account offering a range of investment choices where performance is not guaranteed. The Enhanced Contracts are called "annuities" since they offer a variety of payment options, including guaranteed income for life.

  We offer many types of Preference Plus Contracts to meet your individual needs. These include contracts meeting the tax requirements under the following provisions of the Internal Revenue Code ("Code"): (1) Individual Retirement Annuities (IRAs) under (S)408(b); (2) Simplified Employee Pensions
(SEPs) under (S)408(k); (3) Tax Sheltered Annuities (TSAs) under (S)403(b);
(4) Public Employee Deferred Compensation (PEDC) under (S)457; (5) Keogh plans under (S)401; (6) Qualified Annuity Plans (403(a)) under (S)403(a); and (7) Tax Deferred Annuities (Non-Qualified) under (S)72. Our contracts may be individual or group (offered to an employer, association, trust or other group for its employees, members or participants). Group Contracts may be issued to a bank that does nothing but hold them as contractholder. Contracts are either allocated (we keep records of your Account Balance) or unallocated (we keep Account Balance records only for the plan as a whole). Some Contracts ("Enhanced Contracts") have a reduced mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes the following Enhanced Contracts: IRAs, unallocated Keogh and Non-Qualified.

  The Prospectus will occasionally refer to the Fixed Interest Account. However, this Prospectus does not describe that account.

MAY THE ENHANCED CONTRACTS BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. If your purchase payments are made under a retirement plan, the Enhanced Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan that may limit or affect the exercise of your rights under the Enhanced Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income annuity types. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Enhanced Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. The Enhanced Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Enhanced Contract will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

YOUR INVESTMENT CHOICES
 ...............................................................................

WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?

  The investment choices are provided through our Separate Account. Divisions available for new investments are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, and Santander International Stock Divisions. If approved in your state, the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions are also available. Your employer, association or group may have limited the number of available divisions. Your Enhanced Contract will indicate the divisions available to you when we issued it. We may add or eliminate divisions for some or all persons.

  The divisions do not invest directly in stocks, bonds or other investments. Instead they buy and sell shares of mutual fund portfolios that in turn do the investing. The portfolios are part of the Metropolitan Fund as shown on page
1. All dividends declared by any of the portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Contracts. No sales or redemption charges apply to our purchase or sale through the Separate Account of these mutual fund shares. These mutual funds are available only through the purchase of annuities and life insurance policies and are never sold directly to the public. These mutual funds are "series" types of funds registered with the Securities and Exchange Commission as "open-end management investment companies" under the 1940

11/9/98                            C-PPA-11

 ...............................................................


Act. Except for the Janus Mid Cap Portfolio, each fund is "diversified" under the 1940 Act. Each division invests in shares of a comparably named portfolio.

  A summary of the investment objectives of the currently available portfolios is as follows:

State Street Research Income Portfolio: Seeks a) the highest possible return, by combining current income with capital gains, consistent with prudent investment risk, and b) secondarily, the preservation of capital by investing at least 75% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization, or of comparable quality.

State Street Research Diversified Portfolio: Seeks a high total return while attempting to limit investment risk and preserve capital by investing portions of its assets in: equity securities of the type that can be purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments.

MetLife Stock Index Portfolio: Seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") by normally investing most of its assets in common stocks included in the S&P 500 Index.

State Street Research Growth Portfolio: Seeks long-term growth of capital and income, and moderate current income. Generally, the greatest portion of the Portfolio's assets will be invested in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.

Janus Mid Cap Portfolio: Seeks to provide long-term growth of capital by normally investing at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

Loomis Sayles High Yield Bond Portfolio: Seeks high total investment return through a combination of current income and capital appreciation by normally investing at least 65% of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds").

State Street Research Aggressive Growth Portfolio: Seeks maximum capital appreciation by generally investing most of its assets in the common stocks and other securities convertible into or carrying the right to acquire common stocks of less mature companies with the potential for rapid growth and companies whose unusual circumstances have not been fully recognized.

T. Rowe Price Small Cap Growth Portfolio: Seeks long-term capital growth by normally investing at least 65% of its total assets in a diversified group of small capitalization companies.

Scudder Global Equity Portfolio: Seeks to provide long-term growth of capital by generally investing most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter.

Santander International Stock Portfolio: Seeks long-term growth of capital by normally investing at least 65% of its net assets in equity securities of established large capitalization foreign (non-U.S. domiciled) companies with attractive long-term prospects for growth of capital.

Harris Oakmark Large Cap Value Portfolio: To achieve long-term capital appreciation. The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies.

Lehman Brothers Aggregate Bond Index Portfolio: To equal the performance of the Lehman Brothers Aggregate Bond Index. The Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

Morgan Stanley EAFE Index Portfolio: To equal the return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index.

Newberger&Berman Partners Mid Cap Value Portfolio: To achieve capital growth. The Portfolio will normally invest at least 65% of its total assets in common stocks of mid capitalization companies.

Russell 2000 Index Portfolio: To equal the return of the Russell 2000 Index. The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.

T. Rowe Price Large Cap Growth Portfolio: To achieve long-term growth of capital, and, secondarily, dividend income. The Portfolio will invest at least 65% of its total assets in a diversified group of large capitalization growth companies.

  Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee.

  For providing investment management services to the Lehman Brothers Aggregate Bond Index, MetLife Stock Index and Russell 2000 Index Portfolios, we receive monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the Morgan Stanley

11/9/98                             C-PPA-12

 ...............................................................

EAFE Index Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .30% of the average daily assets of the aggregate net assets of the Portfolio. For providing investment management services to the State Street Research Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and .45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Income Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .35% of the average daily value of the aggregate net assets up to $250 million, .30% of such assets on the next $250 million and .25% of such assets on amounts over $500 million. For providing investment management services to the State Street Research Diversified Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million and .40% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Aggressive Growth Portfolio, we receive monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Income, State Street Research Diversified, State Street Research Growth and State Street Research Aggressive Growth Portfolios.

  For providing investment management services to the Santander International Stock Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. Effective on or about November 9, 1998, Santander Global Advisors, Inc., of which MetLife owns 25% of the outstanding common stock, became the sub-investment manager for the Santander International Stock Portfolio.

  For providing investment management services to the Loomis Sayles High Yield Bond Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. For providing investment management services to the Janus Mid Cap Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million and .65% of such assets on amounts in excess of $500 million. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio. For providing investment management services to the T. Rowe Price Small Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million and .45% of such assets in excess of $400 million. For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million and .60% of such assets in excess of $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the
T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth Portfolios.

  For providing investment management services to the Scudder Global Equity Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.) is the sub-investment manager for the Scudder Global Equity Portfolio.

  For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

  For providing investment management services to the Neuberger&Berman Partners Mid Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .675% of such assets on the next $250 million, .65% of such assets on the next $500 million,

11/9/98                            C-PPA-13

 ...............................................................

 .625% of such assets on the next $750 million and .60% of such assets over $1.6 billion. Neuberger&Berman Management Incorporated is the sub-investment manager for the Neuberger&Berman Partners Mid Cap Value Portfolio.

  Sub-investment management services are provided to us and we pay fees for such services according to contracts between us and each of the sub-investment managers. Sub-investment management fees are solely our responsibility, not that of the Metropolitan Fund.

  The Metropolitan Fund is more fully described in its prospectus and the Statement of Additional Information that the prospectus refers to. The Metropolitan Fund's prospectus is attached at the end of this prospectus. The Statement of Additional Information is available upon request.

  See "The Fund and its Purpose," in the prospectus for the Metropolitan Fund for a discussion of the different separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund and the risks related to that arrangement.

PURCHASE PAYMENTS
 ...............................................................................

ARE THERE SPECIAL RULES CONCERNING THE FIRST PAYMENT AND OTHER ADMINISTRATIVE DETAILS THAT YOU SHOULD KNOW?

  Yes. All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to one of our "Designated Office(s)." We will provide you with information indicating which Designated Office to contact regarding various matters and the addresses for these Offices. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Under certain group Enhanced Contracts, your employer or the group in which you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.

  Your first purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree or we cannot reach you by the fifth business day, your purchase payment will be returned immediately.

  For Enhanced Non-Qualified Contracts, your purchase payments may also be made "automatically" through procedures that we call "automatic payroll deduction" and "check-o-matic." With automatic payroll deduction, your employer deducts an amount from your salary and makes the purchase payment for you. With check-o-matic, your bank deducts monies from your bank checking account and makes the purchase payment for you.

  Purchase payments, including check-o-matic payments, are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the accumulation unit value (discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  There is no minimum purchase payment except for the Enhanced unallocated Keogh Contract. For the Enhanced unallocated Keogh Contract, each purchase payment must be at least $2,000, and total purchase payments must be at least $15,000 for the first Contract Year. (Depending on underwriting and plan requirements, the first Contract Year is the initial three to fifteen month period the Contract is in force; thereafter, it is each subsequent twelve month period.) During subsequent Contract Years, total purchase payments made under the Enhanced unallocated Keogh Contract must be at least $5,000.

  We may reject purchase payments over $500,000. Your purchase payments may also be limited by the Federal tax laws.

HOW ARE PURCHASE PAYMENTS ALLOCATED?

  You decide how a purchase payment is allocated among the Fixed Interest Account and the investment divisions of the Separate Account available to your Enhanced Contract. Allocation changes for new purchase payments will be made upon our receipt of your notification of changes. You may also specify a day as long as it is within 30 days after we receive the request.

ARE THERE ANY LIMITS ON SUBSEQUENT PURCHASE PAYMENTS?

  You may generally make purchase payments at any time before the date income payments begin except as limited by the Federal tax laws. You may not make purchase payments after you have made a withdrawal
11/9/98                            C-PPA-14

 ...............................................................

based on termination of employment under the Enhanced unallocated Keogh Contract or retirement under certain Enhanced Contracts. No additional purchase payments may be made after commencement of a systematic termination (from both the Fixed Interest and Separate Accounts), described below, until we receive written notice that you request cancellation of the systematic termination. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, except if purchase payments are made through automatic payroll deduction, check-o-matic, salary reduction or salary deduction.

  In order to comply with regulatory requirements in Oregon, we may limit the ability of an Oregon resident to make purchase payments (1) after the Contract has been held for more than three years, if the Contract was issued after age 60, or (2) after age 63, if the Contract was issued before age 61.

DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
 ...............................................................................

WHAT IS AN ACCUMULATION UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "accumulation units." When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units credited is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.

HOW IS AN ACCUMULATION UNIT VALUE CALCULATED?

  We calculate accumulation unit values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive accumulation unit value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The accumulation unit values can increase or decrease, based on the investment performance of the correspondence underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses, accumulation unit values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses, accumulation unit values will go down.

  We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge not to exceed .000025905 (the daily equivalent of an effective annual rate of .95%) for Enhanced Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risk we assume under the Enhanced Contracts.

  To calculate an accumulation unit value we multiply the experience factor for the valuation period by the last previously calculated accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was 1.05, the new accumulation unit value is $12.60 ($12.00 X 1.05). On the other hand, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was .95, the new accumulation unit value is $11.40 ($12.00 X .95).

WITHDRAWALS AND TRANSFERS
 ...............................................................................

CAN YOU MAKE WITHDRAWALS AND TRANSFERS?

  Yes. You may either withdraw all or part of your Account Balance from the Enhanced Contract or transfer it from one investment division to another or to the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Separate Account.

  Withdrawals must be at least $500 (or the Account Balance, if less). You may make an unlimited number of transfers. Your request must tell us the percentage or dollar amount to be withdrawn or transferred and we may require that this request be made on the form we provide for this purpose. If we agree, you may also submit an authorization directing us to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Interest Account. We may
11/9/98                            C-PPA-15

 ...............................................................


require that you maintain a minimum Account Balance in investment divisions from which amounts are transferred based upon an authorization.

WHEN WILL WITHDRAWALS OR TRANSFERS BE PROCESSED?

  Generally, we will process withdrawals or transfers as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased.

CAN YOU MAKE PAYMENTS DIRECTLY TO OTHER INVESTMENTS ON A TAX-FREE BASIS?

  Generally yes, you can make payments directly to other investments on a tax-free basis, if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.

CAN YOU MAKE CHANGES BY TELEPHONE?

  Yes. You can request transfers, change your allocation of future investments and make changes to transfers made on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account by telephone unless prohibited by state law. Except for the Enhanced unallocated Keogh Contract, if we agree and you complete the form we supply, you may also authorize your sales representative to request transfers, change your allocation of future investments and make changes to transfers made on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account on your behalf by telephone. Whether you or your sales representative make such requests by telephone, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to these requests which affect both your Fixed Interest and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls making such requests will be recorded. You (or the sales representative) will be asked to produce your personalized data prior to our initiating any requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transaction. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to the Designated Office.

CAN YOU MAKE SYSTEMATIC WITHDRAWALS?

  Yes. If we agree and, if approved in your state, for Enhanced IRA and Non-Qualified Contracts, you may request us to make "automatic" withdrawals for you on a periodic basis through our Systematic Withdrawal Program. Systematic Withdrawal Program payments are not payments made under an income option or under an Income Annuity, as described later in this Prospectus. You may choose to receive Systematic Withdrawal Program payments for either a specific dollar amount or a percentage of your Account Balance. Beginning on or about December 15, 1998, if you choose to receive a percentage of your Account Balance, we will determine the initial dollar amount payable as of the date these payments begin and we will pay the dollar amount over the remainder of the Contract Year. For example, if you ask for a percentage equal to $12,000 and there are six months left in the Contract Year, we will pay you $2,000 a month if payments are made monthly. For each later Contract Year that the Systematic Withdrawal Program remains in effect, we will pay you either the dollar amount that you have chosen or a dollar amount equal to the percentage of your Account Balance you have chosen, applied to your Account Balance as of your first Systematic Withdrawal Program payment date in that Contract Year. We will pay this amount over the full Contract Year. For example, if you ask for a percentage equal to $12,000 a year, we will pay you $1,000 a month if payments are to be made monthly. Each Systematic Withdrawal Program payment must be at least $50. Your payment date is the date we make payment, which is not the date you receive it. You should allow approximately 10 business days for processing your request. If we do not receive the request at least 10 business days in advance of the Systematic Withdrawal Program payment start date, we will process your first Systematic Withdrawal Program payment the following month. If you do not specify a payment date, payments will commence 30 days from the date we receive your request. The date of the first Systematic Withdrawal Program payment is your Systematic Withdrawal Program anniversary date. Requests to commence Systematic Withdrawal Program payments may not be made by telephone. Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year prior to your Systematic Withdrawal Program anniversary date or, on or about December 15, 1998, prior to the beginning of any Contract Year, unless we agree otherwise. Requests for such changes must be made at least 30 days prior to the Systematic Withdrawal Program anniversary date or, on or about December 15, 1998, at least 30 days prior to the beginning of any Contract Year, unless we agree

11/9/98                            C-PPA-16

 ...............................................................................

otherwise. You may cancel your Systematic Withdrawal Program request at anytime by telephone or by writing us at the Designated Office.

FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?

  Depending on your Enhanced IRA or Enhanced Non-Qualified Contract, each Systematic Withdrawal Program payment may be taken on a pro rata basis from either (1) the Fixed Interest Account and investment divisions of the Separate Account in which you then have money or (2) only from investment divisions of the Separate Account in which you then have money. If your Account Balance is insufficient to make a requested Systematic Withdrawal Program payment, the remaining Account Balance will be paid to you. You will also be able to select the percentage to be withdrawn from each investment division and/or Fixed Interest Account based on your preference. If you do not specify percentages or if there are insufficient amounts in one or more of your selected investment divisions or the Fixed Interest Account, then your Systematic Withdrawal Program payment will automatically be taken on a pro rata basis from the Fixed Interest Account and investment divisions in which you then have money.

WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?

  For purposes of the early withdrawal charge, Systematic Withdrawal Program payments are characterized as a single withdrawal made in a series of payments over a twelve month period. If Systematic Withdrawal Program payments comprise the first withdrawal of the Contract Year and are within the 10% Free Corridor, calculated for this purpose as 10% of the Account Balance on the Systematic Withdrawal Program anniversary date, no Systematic Withdrawal Program payment will be subject to an early withdrawal charge.

  Beginning on or about December 15, 1998, if you have elected the Systematic Withdrawal Program, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal on the first Systematic Withdrawal Program payment date for the first Contract Year for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. For Contract Years thereafter, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal as of the first Systematic Withdrawal Program payment date after the Contract Year anniversary for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. However, each Systematic Withdrawal Program payment will be treated separately as of the date of a withdrawal from your Contract to determine whether or not it is subject to a withdrawal charge. We will withdraw that portion of the withdrawal that constitutes the early withdrawal charge when we make the Systematic Withdrawal Program payment.

  Systematic Withdrawal Program payments in excess of the 10% Free Corridor and Systematic Withdrawal Program payments that comprise the second or later withdrawal of the Contract Year will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. On or about December 15, 1998, only Systematic Withdrawal Program payments in excess of the 10% Free Corridor will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. See "Deductions and Charges."

  Systematic Withdrawal Program payments are treated as withdrawals for Federal income tax purposes. All or a portion of the amounts withdrawn under Systematic Withdrawal Program will be subject to Federal income tax. If you are under age 59 1/2, tax penalties may apply. See "Taxes," pages C-PPA-30-34.

CAN MINIMUM DISTRIBUTION PAYMENTS BE MADE ON A PERIODIC BASIS?

  Yes. Rather than receiving your minimum distribution in one annual payment, you may request that we make minimum distribution payments to you on a periodic basis. However, you may be required to meet certain total Account Balance minimums at the time you request periodic minimum distribution payments.

DEDUCTIONS AND CHARGES
 ...............................................................................

ARE THERE ANNUAL ENHANCED CONTRACT CHARGES?

  There are no Separate Account annual Enhanced Contract charges. (There is $20 annual Enhanced Contract fee imposed on certain Fixed Interest Account balances.)

WHAT ARE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Enhanced Contract purchasers and participants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay for Enhanced allocated Contracts will be larger than the Account Balance. The expense

                                   C-PPA-17
11/9/98

 ...............................................................


risk portion of the mortality and expense risk charge is that our expenses in administering the Enhanced Contracts will be greater than we estimated.

  These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See "How is an accumulation unit value calculated?" on C-PPA-15.)

  As a result of reduced administrative expenses associated with Enhanced Contracts, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed .95% of the average value of the assets in each investment division. Of this charge, we estimate that .20% is for administrative expenses and .75% is for the mortality and expense risk.

  During 1997, these charges were $87,711,107 for all contracts in Separate Account E.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES AND WHEN ARE THEY PAID?

  Some jurisdictions tax what are called "annuity considerations." These may include purchase payments, account balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only when you purchase an income annuity. In Mississippi, Wyoming, South Dakota, Kentucky and Washington, D.C., we may also deduct money to pay annuity taxes on lump sum withdrawals or when you purchase an income annuity. We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

  A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page C-PPA-36.

WHAT IS THE EARLY WITHDRAWAL CHARGE (SALES LOAD)?

  The following paragraphs describe how the early withdrawal charge is determined. The early withdrawal charge reimburses us for our costs in selling the Enhanced Contracts. We may use any of our profits derived from the mortality and expense risk charge to pay for any of our costs in selling the Enhanced Contracts that exceed the revenues generated by the early withdrawal charge. However, we believe that our sales expenses may exceed revenues generated by the early withdrawal charge and, in such event, we will pay such excess out of our surplus.

  To determine the early withdrawal charge for the Enhanced Contracts, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and what account or investment division the withdrawal is actually coming from. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from each investment division in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

  For partial withdrawals from an investment division, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown below. Then we will make the payment directed, and withdraw the early withdrawal charge from that investment division.

  For a full withdrawal from an investment division we multiply the amount to which the withdrawal charge applies by the percentage shown below, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal from an investment division if your Account Balance in that investment division is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

  For the Enhanced Contracts, withdrawal charges are imposed on amounts (other than earnings) for the first seven years after the purchase payment is received as shown in the table below.

                          DURING PURCHASE PAYMENT YEAR

                                                                                                  [8 &
   1          2             3             4             5             6             7            BEYOND]
  7%          6%            5%            4%            3%            2%            1%              0%


  As required by the Federal securities laws, your total early withdrawal charges will never exceed 9% of all your purchase payments applied to the investment divisions to the date of the withdrawal. As a result of the reduced sales costs associated with certain Enhanced Preference Plus Contracts, no early withdrawal charges from the Separate Account are deducted for withdrawals under those Enhanced Contracts. When no allocations or transfers are made to the Separate Account except in connection with the Equity GeneratorSM investment strategy, withdrawal charges will be calculated as described above, but the charge imposed will not exceed earnings.

                                    C-PPA-18

 ...............................................................



EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES
 ................................................................................

CAN YOU MAKE WITHDRAWALS OR TRANSFERS WITHOUT EARLY WITHDRAWAL CHARGES?

  Yes. There are several types of withdrawals that will not result in an early withdrawal charge to you. Tax penalties may still apply and the amounts withdrawn may also be subject to Federal income tax, see "Taxes," pages C-PPA-30-34. We may require proof satisfactory to us that any necessary conditions have been met.

  The following describes the situations where we do not impose an early withdrawal charge:

  1. Transfers made among the investment divisions of the Separate Account or to the Fixed Interest Account.

  2. Withdrawals that represent purchase payments made over seven years ago.

  3. A Free Corridor withdrawal described below. Depending on your Enhanced Contract, the Free Corridor percentage may either be taken in an unlimited number of partial withdrawals (for each withdrawal we calculate the percentage it represents of your Account Balance and whenever the total of such percentages exceeds the specified percentage the early withdrawal charge applies) or as part of the first withdrawal from your Account Balance during the Contract Year. Beginning on or about December 15, 1998 and if approved in your state, the Free Corridor withdrawal percentage may be taken in an unlimited number of partial withdrawals during the Contract year for all Contracts. In either case the Free Corridor is the greater of the percentage described below or amounts which are not subject to an early withdrawal charge. For the Enhanced unallocated Keogh and certain Enhanced Contracts, the Free Corridor is in addition to any amounts which are not subject to an early withdrawal charge as described in items 4-15 below, except for amounts which are exempted pursuant to Systematic Termination, described in item 8 below.

   (a) For the Enhanced unallocated Keogh, you can withdraw up to 20% of your Account Balance during each Contract Year.

   (b) For certain Enhanced IRA and Non-Qualified Contracts, you can withdraw up to 10% of your Account Balance during each Contract Year. For other Enhanced IRA and Non-Qualified Contracts, you can withdraw or transfer up to 10% of your Fixed Interest Account balance each Contract Year.

  4. Free Look: You may cancel your Enhanced Contract within 10 days (20 days in North Dakota) after you receive it by telling us in writing. We will then refund all of your purchase payments (however for Enhanced IRA and Non-Qualified Contracts issued in Minnesota we will instead pay you your Account Balance). If you purchased your Contract by mail, you may have more time to return your Contract.

  5. You purchase an income annuity from us for life or a noncommutable period of five years or more.

  6. You die before any income payments have been made and we pay your beneficiary a death benefit.

  7. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to the Enhanced Contract from which the withdrawal is made.

  8. Systematic Termination: For the Enhanced unallocated Keogh Contract, a total withdrawal ("Systematic Termination") that is paid in annual installments of (1) 20% of your Account Balance upon receipt of your request (we will reduce this first installment by the amount of any previous partial withdrawals during the current Contract Year); (2) 25% of your then current Account Balance one year later; (3) 33 1/3% of your then current Account Balance two years later;
(4) 50% of your then current Account Balance three years later; and (5) the remainder four years later. You may cancel remaining payments under a Systematic Termination at any time. However, if you again decide to take a full withdrawal, the entire Systematic Termination process starts over. If, after beginning a Systematic Termination, you decide to take your full withdrawal in amounts exceeding the percentages allowed, the excess amount withdrawn in any year is subject to the applicable withdrawal charges.

  9. Disability: For the Enhanced unallocated Keogh Contract, if you are totally disabled (as defined under the Federal Social Security Act) and you request a total withdrawal. For the Enhanced unallocated Keogh Contract that fund plans subject to the Employee Retirement Income Security Act of 1974, the definition of disability is also as defined under the Federal Social Security Act, unless defined in the plan.

  10. Retirement:

   (a) For the Enhanced Non-Qualified Contract, if you retire and you are receiving retirement benefits from your employer's qualified plan.

   (b) For the Enhanced unallocated Keogh Contract, if there is a plan which defines retirement and you retire under such definition. If you are a "restricted" participant, as shown in the Enhanced Contract, you must have been a participant in the Enhanced Contract for the period stated in the Enhanced Contract.

11/9/98                             C-PPA-19

 ...............................................................



  11. Separation from Service: For the Enhanced unallocated Keogh Contract, if you are a "restricted" participant, as shown on the Enhanced Contract, you must also have been a participant in the Enhanced Contract for the period stated in the Enhanced Contract. For certain Enhanced Non-Qualified Contracts, if your employment terminates. For certain other Enhanced Non-Qualified Contracts, you must also be eligible to receive retirement benefits.

  12. Plan Termination: For the Enhanced unallo- cated Keogh Contract, if your plan terminates and the Account Balance is rolled over into another annuity contract we issue.

  13. Hardship: For the Enhanced unallocated Keogh Contract, if you suffer an unforeseen hardship.

  14. Pre-Approved Investment Vehicles: For the Enhanced unallocated Keogh Contract, if you make a direct transfer to other investment vehicles we have pre-approved. For the Enhanced unallocated Keogh Contract, if you are a "restricted" participant, as shown in the Contract, and your Account Balance is rolled over to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

  15. Transfer from other MetLife Contracts: (A) For transfers prior to January 1, 1996: If you roll over amounts from other MetLife contracts we designate, of the following two formulas we will apply the one that is more favorable to you:

  (1) treat our other contract and this Enhanced Contract as if they were one for purposes of determining when a purchase payment was made, credit your purchase payments with the time you held them under our other contract prior to the time they were rolled over or (2) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                         DURING PURCHASE PAYMENT YEAR

                                                                                                          [6 &
   1              2                     3                     4                     5                    BEYOND]
  5%              4%                    3%                    2%                    1%                       0


  (B) For transfers commencing on or after January 1, 1996:

  (1) If you roll over amounts from other MetLife contracts we designate that they have been in force at least two years (except as covered in (2) below), we will apply the one of the following two formulas that is more favorable to you: (a) the same withdrawal charge schedule that would have applied to the rollover amounts had they remained in your other MetLife contracts, however, any exceptions or reductions to the basic withdrawal charge percentage that this Contract does not provide for (such as a 0% charge at the end of an interest rate guarantee period or a 3% charge at the third anniversary) will not apply; or (b) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                         DURING PURCHASE PAYMENT YEAR

                                                                                                          6 &
   1              2                     3                     4                     5                    BEYOND
  5%              4%                    3%                    2%                    1%                     0%


For this purpose, purchase payment year is measured from the date of the rollover, not the original purchase payment date under the other MetLife contracts.

  (2) If the other MetLife contracts have been in force less than two years or provide for a separate withdrawal charge for each purchase payment, we will treat the other contracts and this Contract as if they were one for purposes of determining when a purchase payment was made by crediting under this Contract your purchase payments with the time you held them under our other contract prior to the date they were rolled over.

  (C) We may instead, if provided for by this Contract, treat another contract and this Contract as if they were one for purposes of determining when a purchase payment was made by deeming your purchase payments to have been made under this Contract on the dates they were made under the other contract.

  16. Nursing Home or Terminal Illness: For the Enhanced IRA and Non-Qualified Contracts, to the first withdrawal if you or your spouse (A) is a resident in certain nursing home facilities for at least 90 consecutive days or (B) has been diagnosed as terminally ill and is expected to die within twelve months, but only if this provision has been approved by your state.

DEATH BENEFIT
 ...............................................................................

WHAT IS THE DEATH BENEFIT?

  The death benefit is the greatest of (i) your Account Balance, (ii) your highest Account Balance as of December 31 of any fifth Contract anniversary less any later partial withdrawals and any later annual Enhanced Contract charges withdrawn from the Fixed Interest Account and (iii) the total of all of your purchase payments less any partial withdrawals. There is no death benefit for the Enhanced unallocated Keogh Contract.

                                   C-PPA-20

 ...............................................................



WHEN AND TO WHOM WILL THE DEATH BENEFIT BE PAID?

  The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.

  You name the beneficiary under the Enhanced IRA and Non-Qualified Contracts. The death benefit is paid to the Keogh trustee under the Enhanced unallocated Keogh Contract.

  The payee may take a lump sum cash payment or apply the death benefit (less any applicable annuity taxes) to an income annuity from the types available under your Enhanced Contract.

INCOME OPTIONS
 ................................................................................

CAN METLIFE PROVIDE YOU WITH AN INCOME GUARANTEED FOR LIFE OR OFFER A WIDE CHOICE OF OTHER PERIODS?

  Yes. You may withdraw all or a portion of your Account Balance and apply that money (less any annuity taxes that must be paid) to an income annuity.

  You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis. Non-life contingent annuities are available for various payout periods.

  Other life annuity options are available which have a refund feature or are guaranteed for a period of time and are life contingent afterwards. The amount of the initial payment under an income annuity must be at least $50 ($20 in Massachusetts).

  All provisions relating to income annuities are subject to the limitations imposed by the Code.

WHAT TYPES OF INCOME OPTIONS ARE AVAILABLE?

  Both fixed and variable income options are available. Under a fixed income option, we guarantee a specified, fixed payment, which will depend on the income option chosen, the age and sex of the annuitant and joint annuitant, if applicable, (except where unisex rates are required by law) and the portion of your Account Balance used to provide the fixed income option. If a currently issued immediate annuity of the same type will provide greater income payments, the immediate annuity rates will be used.

  If you do not select an income option by the date the Enhanced Contract specifies, you have not withdrawn your entire Account Balance, and your Enhanced Contract was not issued under a retirement plan, you will be issued a life annuity with a ten (10) year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a fixed income option and your Separate Account Balance will be used to provide a variable income option.

  More information concerning the variable income option, including investment choices, determining the value of variable income payments, transfers, deductions and charges, variable income option types and taxes are discussed under "Income Annuities."

                                    C-PPA-21

      SECTION II: ENHANCED INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS

WHAT ARE THE ENHANCED INCOME ANNUITIES?

  Enhanced Income Annuities provide you with a series of payments for either a period of time or life that are based upon the investment performance of the investment divisions of the Separate Account. The amount of the payment will fluctuate and is not guaranteed as to a specified amount. You may elect to have a portion of your income payment under the fixed income option that is guaranteed by MetLife's general account. That portion of the payment from the fixed income option will not fluctuate and is fixed. You may purchase an Enhanced Income Annuity even if you did not have an Enhanced Contract during the accumulation period.

  Income Annuities can be either group or individual and are offered as IRAs, SEPs, TSAs, PEDC, Keogh, 403(a) and Non-Qualified annuities. Some Income Annuities ("Enhanced Income Annuities") have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses.

  This Prospectus describes the following Enhanced Income Annuities: IRAs, unallocated Keogh and Non-Qualified.

MAY THE ENHANCED INCOME ANNUITY BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. Your Enhanced Income Annuity may provide that your choice of income types is subject to the terms of your retirement plan. Your Enhanced Income Annuity will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

WHAT ARE THE INVESTMENT CHOICES?

  The investment choices provided through the Separate Account are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions described earlier in Section 1 under "YOUR INVESTMENT CHOICES." Your employer, association or group may have limited the number of available divisions. Your Enhanced Income Annuity will indicate which divisions were available to you when we issued it. We may add or eliminate divisions for some or all persons. In some states, you may be limited to four investment divisions to provide the variable income payment or up to three investment divisions if a fixed income option is also selected.

ADMINISTRATION
 ...............................................................................

WHAT ADMINISTRATIVE DETAILS SHOULD YOU KNOW?

  Your purchase payment and all requests concerning Enhanced Income Annuities should be sent to our Designated Office. We will provide you with the address for this Office. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have the purchase payment for the Enhanced Income Annuity credited to you, we must receive your payment and complete documentation. We will provide the appropriate forms. Your employer, the trustee of the Keogh plan or the group in which you are an annuitant or member must also identify you to us on their reports and tell us how the purchase payment should be allocated among the investment divisions of the Separate Account and the fixed income option.

  Your purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the annuity unit value (which will be discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the payment will be effective the next day the annuity unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  Your purchase payment must be large enough to produce an initial income payment of at least $50 ($20 in Massachusetts).

11/9/98                            C-PPA-22

 ...............................................................



HOW IS THE PURCHASE PAYMENT ALLOCATED?

  You decide how the purchase payment is allocated among the fixed income option and the investment divisions of the Separate Account available to your Enhanced Income Annuity.

DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS
 ................................................................................

WHAT IS AN ANNUITY UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "annuity units." These annuity units are similar to "accumulation units" described earlier in Section I except that we deduct applicable annuity taxes from the purchase payment before we determine the number of annuity units in each investment division chosen.

HOW IS AN ANNUITY UNIT VALUE CALCULATED?

  We calculate the annuity unit values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive annuity unit value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The annuity units values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the assumed investment rate ("AIR"), discussed later in this Prospectus, annuity unit values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, annuity unit values will go down.

  When we determine the annuity unit value for an investment division, we use the same "experience factor" as that derived for the calculation of accumulation units as described in Section I.

  To calculate an annuity unit value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the valuation period. For an AIR of 4% and a one day valuation period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Enhanced Income Annuity and the laws of your state.) The resulting number is then multiplied by the last previously calculated annuity unit value to produce the new annuity unit value.

HOW IS A VARIABLE INCOME PAYMENT DETERMINED AND WHAT IS THE AIR?

  Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

WHEN ARE VARIABLE INCOME PAYMENTS DETERMINED AND HOW OFTEN WILL THEY CHANGE?

  Variable income payments are determined as of the 10th day prior to the date each variable income payment is to be paid or the issue date, if later. Each variable income payment may vary from a prior payment, depending, as discussed above, upon the investment performance of the investment divisions, the AIR and Separate Account charges.

TRANSFERS
 ................................................................................

CAN YOU MAKE TRANSFERS?

  You can make transfers from one investment division to another or from an investment division to a fixed income option as long as the total number of investment divisions under your Enhanced Income Annuity is no greater than four (or three investment divisions if a fixed income option is chosen). You may make an unlimited number of transfers. Your request must tell us the percentage to be transferred. You may not make a transfer from the fixed income option to an investment division.

WHEN WILL TRANSFERS BE PROCESSED?

  Generally, we will process a transfer as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and continue to make payments to your beneficiary under a guarantee or a joint annuitant or pay your beneficiary a refund, if you have chosen one of these income types.

                                    C-PPA-23

 ...............................................................



CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. Except for the Enhanced unallocated Keogh Income Annuity, if we agree, and you complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. All telephone transfers are subject to the same procedures and limitations of liability as described earlier in Section I.

DEDUCTIONS AND CHARGES
 ................................................................................

WHAT IS THE CONTRACT FEE?

  There is no contract fee under the Enhanced Income Annuities.

WHAT ARE THE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that annuitants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Enhanced Income Annuity will be greater than we estimated.

  These charges do not reduce the number of annuity units credited to you. These charges are calculated and paid every time we calculate the value of annuity units. (See "How is an annuity unit value calculated?" on C-PPA-23.)

  As a result of reduced administrative expenses associated with Enhanced Income Annuities, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed .95% of the average value of the assets in each investment division. Of this charge, we estimate that .20% is for administrative expenses and .75% is for the mortality and expense risk.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES?

  Yes. Some jurisdictions tax what are called "annuity considerations." We deduct money to pay annuity taxes when you make the purchase payment. A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page C-PPA-36.

WHAT VARIABLE INCOME TYPES ARE AVAILABLE?

  Three persons figure in the description below: the owner of the Income Annuity (the person with all rights under the contract including the right to direct who receives payments), the annuitant (the person whose life is the measure for determining the timing and sometimes the amount of income payments) and the beneficiary (the person who may receive benefits if no annuitants or owners are living).

  Your Lifetime Annuity--A variable income payable during the annuitant's life.

  Your Lifetime with a Guaranteed Period Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Your Lifetime With a Refund Annuity--A variable income payable during the annuitant's life. If, at the death of the annuitant, the total of all of our payments is less than the purchase payment that we received, we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for Two Lives Annuity--A variable income payable while either of two annuitants is alive. After one annuitant dies payments continue if the other annuitant is alive, otherwise payments stop. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

  Income for Two Lives with a Guaranteed Period Annuity--This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guarantee period even if one or both annuitants die. If, at the death of both annuitants, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Income for Two Lives with a Refund Annuity--This is the same as the Income for Two Lives Annuity described above but if, at the death of both annuitants, the total of all of our payments is less than the purchase payment that we received, we will pay an amount equal to the difference to the owner of the annuity (or to the

                                    C-PPA-24

 ...............................................................


beneficiary if the owner is not alive) when the annuitant dies.

  Income for a Guaranteed Period Annuity--A variable income payable for a guarantee period (5-30 years). Payments cease at the end of the guarantee period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies prior to the end of the guarantee period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

IS THERE A FREE LOOK?

  Yes. There is a Free Look when you purchase an Enhanced Income Annuity. There is no Free Look when an Enhanced Income Annuity is the variable income option under an Enhanced Contract. You may cancel your Enhanced Income Annuity within 10 days (20 days in North Dakota) after you receive it by telling us in writing. We will then refund your purchase payment (however, for Enhanced Income Annuities issued in Minnesota we will instead pay you your Account Balance). If you purchased your Enhanced Income Annuity by mail, you may have more time to return your Enhanced Income Annuity.

                                    C-PPA-25

   SECTION III: OTHER DEFERRED ENHANCED CONTRACT AND ENHANCED INCOME ANNUITY
                                   PROVISIONS

CAN WE CANCEL YOUR ENHANCED CONTRACT OR ENHANCED INCOME ANNUITY?

  We may not cancel your Enhanced Income Annuity.

  We may cancel your Enhanced Contract. If we do so for an Enhanced Contract delivered in New York, we will return the full Account Balance for Enhanced IRA or Non-Qualified Contracts. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

  We will only cancel your Enhanced Contract if we do not receive any purchase payments for you for 36 consecutive months and your Account Balance is less than $2,000 (except for the Enhanced unallocated Keogh Contract). We may only cancel the Enhanced unallocated Keogh Contract if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. We will only do so to the extent allowed by law. Certain Enhanced Contracts do not contain these cancellation provisions.

ARE THERE SPECIAL PROVISIONS THAT APPLY IF YOU ARE A PARTICIPANT IN A PLAN SUBJECT TO ERISA?

  Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Enhanced Contract or Enhanced Income Annuity may be subject to your spouse's rights as described below.

  Generally, the spouse must give qualified consent whenever you elect to:

    a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payment to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

    b. make certain withdrawals under plans for which a qualified consent is required;

    c. name someone other than the spouse as your beneficiary;

    d. use your accrued benefit as security for a loan exceeding $5,000.

  Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing that acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

  If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without spousal consent.

WHEN ARE YOUR REQUESTS EFFECTIVE?

  In general, your requests are effective when we receive them at our Designated Office unless otherwise provided by this Prospectus.

WILL WE CONFIRM YOUR TRANSACTIONS?

  Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as check-o-matic, pre-authorized systematic purchase payments which are transfers from the Fixed Interest Account and Systematic Withdrawal Program payments, may be confirmed quarterly.

CAN WE CHANGE THE PROVISIONS OF YOUR ENHANCED CONTRACT OR ENHANCED INCOME
ANNUITY?

  Yes. We have the right to make certain changes to your Enhanced Contract or Enhanced Income Annuity,

11/9/98                             C-PPA-26

 ...............................................................


but only as permitted by law. We make changes when we think they would best serve the interest of all participants or would be appropriate in carrying out the purposes of the Enhanced Contract or Enhanced Income Annuity. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:

  1. To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  2. To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

  3. To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

  4. To substitute for the portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

  5. To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Enhanced Contracts or Enhanced Income Annuities.

  6. To make any necessary technical changes in the Enhanced Contracts or Enhanced Income Annuities in order to conform with any of the above-described actions.

  If any changes result in a material change in the underlying investments of an investment division in which you have an Account Balance, we will notify you of the change. You may then make a new choice of investment divisions. For Enhanced Contracts issued in Pennsylvania (and Enhanced Income Annuities where required by law), we will ask your approval before any technical changes are made.

WHAT ARE YOUR VOTING RIGHTS REGARDING PORTFOLIO SHARES?

  In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to the Enhanced Contract or Enhanced Income Annuity) at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

  Accordingly, you have voting interests under the Enhanced Contracts or Enhanced Income Annuities. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

  Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Enhanced Contracts and Enhanced Income Annuities) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

  You will be entitled to give instructions regarding the votes attributable to your Enhanced Contract or Enhanced Income Annuity in your sole discretion. Under the Enhanced unallocated Keogh Contract, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Enhanced Contract. Under the Enhanced unallocated Keogh Contract, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

                                   C-PPA-27

 ...............................................................



  You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

CAN YOUR VOTING INSTRUCTIONS BE DISREGARDED?

  Yes. MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

WHO SELLS YOUR ENHANCED CONTRACT OR ENHANCED INCOME ANNUITY AND DO YOU PAY A COMMISSION ON THE PURCHASE OF YOUR ENHANCED CONTRACT OR ENHANCED INCOME ANNUITY?

  All Enhanced Contracts and Enhanced Income Annuities, certificates and interests in the Enhanced Contracts and Enhanced Income Annuities are sold through individuals who are our licensed life insurance sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and we are a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and in the case of certain Enhanced Contracts and Enhanced Income Annuities by certain of our qualified employees.

  The licensed sales representatives and broker-dealers who sell Enhanced Contracts and Enhanced Income Annuities and certificates and interests in the Enhanced Contracts and Enhanced Income Annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account also does not pay sales commissions. The commissions we pay range from 0% to 6% depending on the age of the participant or annuitant.

  We also make payments to our licensed sales representatives based upon the total Account Balances of the Contracts assigned to the sales representatives. Under the program, we pay an amount up to .12% of the total Account Balances of the Contracts, other registered variable annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representatives for servicing the Contracts. These payments are not made for Income Annuities.

DOES METLIFE ADVERTISE THE PERFORMANCE OF THE SEPARATE ACCOUNT?

  Yes. From time to time we advertise the performance of various Separate Account investment divisions. This performance is stated in terms of either "yield," "change in accumulation unit value," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in accumulation unit value, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in accumulation unit value or change in annuity unit value refers to the comparison between values of accumulation or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage. Change in accumulation unit value or change in annuity unit value may also be expressed as an annualized figure. In addition, change in accumulation unit value or change in annuity unit value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield and change in accumulation unit value figures do not reflect the possible imposition of an early withdrawal charge of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in accumulation unit value and change in annuity unit value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various contracts and income annuities as a result of different Separate Account charges and early withdrawal charges. Performance may be calculated based upon historical performance of the underlying portfolios of the

                                   C-PPA-28

 ...............................................................


Metropolitan Fund and may assume that certain Contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

  Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS (R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

  Performance may be shown for certain investment strategies that are made available under certain Enhanced Contracts. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "Equalizer SM." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index SelectorSM". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis for the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

  An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of the period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

11/9/98                            C-PPA-29

                               SECTION IV: TAXES

GENERAL

  Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

  In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Enhanced Contracts and Enhanced Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR DEFERRED ENHANCED CONTRACT?

  All contributions under the Enhanced Contracts, other than contributions under Enhanced Non-Qualified Contracts, non-deductible contributions under the Enhanced IRA Contracts and certain other qualified Enhanced Contracts, will be made on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Because of this, Federal income taxes are payable on contributions to your contract which were not subject to tax when you withdraw them, as well as on income earned under the Enhanced Contract.

  Enhanced Non-Qualified Contracts are issued on an "after-tax basis" so that making purchase payments does not reduce the taxes you pay. Income earned under the Enhanced Contracts is normally not taxed until withdrawn. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed.

  Under some circumstances certain Enhanced Contracts, accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or excluded the purchase payments from income in compliance with the Code.

  The taxable portion of a distribution from an Enhanced unallocated Keogh Contract to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of (1) an individual retirement arrangement under (S)408;
(2) a qualified trust or a 403(a) annuity plan, if the distribution is from an Enhanced unallocated Keogh Contract. An eligible rollover distribution is generally the taxable portion of any distribution from an Enhanced unallocated Keogh Contract, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant; (b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in (S)401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; and (h) any other taxable distributions from any of these plans which are not eligible rollover distributions.

  All taxable distributions from the Enhanced unallocated Keogh Contracts that are not eligible rollover distributions and all taxable distributions from Enhanced IRA and Non-Qualified Contracts will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment.

  Each type of Enhanced Contract is subject to various tax limitations. Typically, except for the Enhanced Non-Qualified Contracts, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Enhanced Contracts before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Enhanced Contract (or in some cases from the plan or arrangement that purchased the Enhanced Contract) before you are age 59 1/2.

  The rules as to what payments are subject to this provision are complex. The following paragraphs will

11/9/98                             C-PPA-30

 ...............................................................


briefly summarize some of the tax rules on an Enhanced Contract-by-Enhanced Contract basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  Enhanced Traditional IRA Contracts. Annual contributions to all IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed below. Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.

  Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 1998, if you are an "active participant" in another retirement plan and your adjusted gross income is $30,000 or less ($50,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $40,000 ($60,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to $4,000 ($2,000 each) to two IRAs, one in your name and one in your spouse's. Neither can exceed $2,000, nor can it exceed your joint compensation.

  Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expenses; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) made after December 31, 1997 to pay for qualified higher education expenses; or (7) made after December 31, 1997 for qualified first time home purchases. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modification to your Systematic Withdrawal Program payments.

  If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro-rata withdrawal of both, based on all of your IRAs (not just the Enhanced IRA Contracts). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, and the 10% tax penalty does not apply. You must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

  Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements are met. Your Enhanced Contract is not forfeitable and you may not transfer it.

  Your entire interest in the Enhanced IRA Contract must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest under the Enhanced Contract within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary and, if your Enhanced Contract permits, payments may be made over your spouse's lifetime or over a period not beyond your

11/9/98                            C-PPA-31

 ...............................................................


spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your beneficiary is your spouse, he or she may elect to continue the Enhanced IRA Contract as his or her own Enhanced IRA Contract after your death. If you die after the required with-drawals have begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

  The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.

  Enhanced Unallocated Keogh Contract. Pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. Complex rules apply to the establishment and operation of such plans, including the amounts that may be contributed under them. Excess contributions are subject to a 10% penalty. Special rules apply to the withdrawal of excess contributions.

  Taxable withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments). This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you where such payments begin after separation from service;
(4) made to you after you separate from service with your employer after age 55; or (5) made to you on account of deductible medical expenses (whether or not you actually itemize deductions).

  Withdrawals may be transferred to another qualified trust or a 403(a) annuity plan or (for eligible rollover distributions) to an IRA without Federal tax consequences if Code requirements are met. Your Contract is not forfeitable and you may not transfer it. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Contract must be withdrawn or begin to be withdrawn by April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year in which you retire. A tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest under the Contract within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expectancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

  If your benefit under the Keogh plan is worth more than $5,000, the Code requires that your income annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime.

  Enhanced Non-Qualified Contracts. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Enhanced Contracts is generally deferred until it is withdrawn only if you as owner of the Enhanced Contract are an individual (or are treated as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

  Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

11/9/98                            C-PPA-32

 ...............................................................



  Taxable withdrawals (other than tax-free exchanges to other non-qualified contracts) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

  Your Enhanced Non-Qualified Contract may be exchanged for another non-qualified contract without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, It is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before payments under an income annuity begins, we must make payment of your entire interest under the Enhanced Contract within five years of the date of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Enhanced Non-Qualified Contract, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death.

  The federal tax law treats all non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. This may cause a greater portion of your withdrawals from the Enhanced Contract to be treated as income made then would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR ENHANCED INCOME ANNUITY?

  All purchase payments under the Enhanced Income Annuities, other than purchase payments under Enhanced Non-Qualified Income Annuities and purchase payments consisting of non-deductible contributions under Enhanced IRA Income Annuities, will be on a "before-tax" basis. This means that the purchase payment was either a reduction from income, entitled you to a tax deduction or was not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Enhanced Income Annuity.

  The Enhanced Non-Qualified Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal.

  The Enhanced IRA Income Annuities and under some circumstances certain other Enhanced Income Annuities accept both purchase payments that have entitled you or the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you or the owner were entitled to deduct or exclude from income the purchase payment in compliance with the Code.

  All taxable income payments will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code at the time of payment.

  Income payments that are allowed before you are age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. This penalty does not apply to income payments (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you (however, for Keogh plans, you must also be separated from service when payments begin) or (4) under an Enhanced Non-Qualified Income Annuity purchased with a single purchase payment which provides for substantially equal periodic payments (to be made not less frequently than annually) commencing no later than one year from the purchase date. Additionally, under Keogh plans the penalty does not apply to income payments (1) made to you after you separate from service with your employer after age 55; (2) made to you on account of deductible medical expenses (whether or not you actually itemize deductions; or (3) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse). For Enhanced IRAs, the 10% tax penalty also will not apply to income payments to pay deductible medical expenses (whether or not you actually itemize your deduction); to enable certain unemployed persons to pay medical insurance premiums; made after December 31, 1997 to pay for qualified higher education expenses; or made after December 31, 1997 for qualified first time home

                                   C-PPA-33

 ...............................................................


purchases. There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Enhanced Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.

  The rules as to what payments are subject to this provision are complex. The following paragraphs will briefly summarize some of the tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  You must generally begin receiving distributions under the Enhanced IRA Annuities no later than the April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to payments which should have been made but were not. (For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, distributions for Keogh Income Annuities must generally begin no later than April 1 of the calendar year following the later of: the year in which you reach 70 1/2 or, to the extent permitted under your plan or contract, the year you retire.) Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before income payments begin under an Enhanced Income Annuity, the Code generally requires that your entire interest under the Income Annuity be paid within five years of the year in which you died. If you die before income payments begin, we will pay your entire interest under the Income Annuity to your beneficiary in a lump sum after we receive proof of your death. If you die after income payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death.

  If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your Enhanced Income Annuity protect your spouse if you die before you receive any income payments under the Enhanced Income Annuity or if you die while income payments are being made. If your Enhanced Income Annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

  Enhanced Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified in the Code).

  Income payments are subject to an "exclusion ratio" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment, all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  If you die before income payments begin, the Code generally requires payment of your entire interest in the Enhanced Income Annuity be made within five years of the date of your death. If you die before income payments begin, we will pay your entire interest under the Income Annuity to your beneficiary in a lump sum after we receive proof of your death. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution before your death, in accordance with the income type selected.

  The tax law treats two or more non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. It is unclear whether this rule adversely affects the tax treatment of income payments received under a contract which was issued during the same calendar year in which you purchased another annuity contract from the same company (or its affiliates) under which you are not yet receiving income payments.

                                   C-PPA-34

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
Cover Page................................................................   1
Table of Contents.........................................................   1
Independent Auditors......................................................   2
Services..................................................................   2
Distribution of Certificates and Interests in the Contracts and Income
 Annuities................................................................   2
Early Withdrawal Charge...................................................   2
Variable Income Payments..................................................   2
Performance Data..........................................................   4
Financial Statements of the Separate Account..............................  15
Financial Statements of MetLife...........................................  37


                                    C-PPA-35

                                   APPENDIX

                               ANNUITY TAX TABLE

The following is a current list of jurisdictions in which annuity taxes apply in respect of the Contracts and Income Annuities and the applicable annuity tax rates:

                                       IRA, SIMPLE IRA
                                           AND SEP                                     NON-QUALIFIED
                         TSA CONTRACTS  CONTRACTS AND  KEOGH AND 403(A) PEDC CONTRACTS CONTRACTS AND
                          AND INCOME       INCOME       CONTRACTS AND     AND INCOME      INCOME
                           ANNUITIES    ANNUITIES(1)   INCOME ANNUITIES  ANNUITIES(2)    ANNUITIES
                         ------------- --------------- ---------------- -------------- -------------
California..............     0.5%           0.5%(3)          0.5%            2.35%         2.35%
District of Columbia....     2.25%          2.25%            2.25%           2.25%         2.25%
Kentucky(4).............     2.0%           2.0%             2.0%            2.0%          2.0%
Maine...................      --             --               --              --           2.0%
Nevada..................      --             --               --              --           3.5%
Puerto Rico.............     1.0%           1.0%             1.0%            1.0%          1.0%
South Dakota............      --             --               --              --           1.25%
U.S. Virgin Islands.....     5.0%           5.0%             5.0%            5.0%          5.0%
West Virginia...........     1.0%           1.0%             1.0%            1.0%          1.0%
Wyoming.................      --             --               --              --           1.0%

-------
(1) Annuity tax rates applicable to IRA, SIMPLE IRA and SEP Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of
    (S)408(a) of the Code are included under the column headed "IRA, SIMPLE IRA and SEP Contracts and Income Annuities."
(2) Annuity tax rates applicable to Contracts and Income Annuities purchased under retirement plans of public employers meeting the requirements of
    (S)401(a) of the Code are included under the column headed "Keogh Contracts and Income Annuities."
(3) With respect to Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of (S)408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.
(4) The annuity tax in Kentucky is repealed effective January 1, 2000.

                                   C-PPA-36

INDEX

                                                             C-PPA
ACCOUNT BALANCE............................................. 6, 11
ACCUMULATION UNIT VALUES.................................... 8-9
  Calculation............................................... 15
ANNUAL CONTRACT FEE......................................... 4, 6, 17
ANNUITY TAXES............................................... 18, 24, 36
ANNUITY UNITS............................................... 23
ASSUMED INVESTMENT RATE..................................... 23
AUTOMATIC PAYROLL DEDUCTION................................. 14
AVERAGE ANNUAL TOTAL RETURN................................. 28
CANCELLATION................................................ 26
CHANGE IN ACCUMULATION UNIT VALUE........................... 28
CHANGE IN ANNUITY UNIT VALUE................................ 28
CHECK-O-MATIC............................................... 14, 26
COMMISSION.................................................. 28
CONFIRMATION................................................ 26
CONTRACT YEAR............................................... 14
DEATH BENEFIT............................................... 7, 20-21
DESIGNATED OFFICE........................................... 14
DISABILITY.................................................. 19
EARLY WITHDRAWAL CHARGE (DEFERRED SALES LOAD)............... 4, 5, 6, 17, 18, 19
ENHANCED CONTRACTS.......................................... 1, 6, 11
ENHANCED INCOME ANNUITIES................................... 1, 6, 7, 22-25
  Administration............................................ 22
  Annuity Unit Value........................................ 23
  Annuity Taxes............................................. 24
  Assumed Investment Rate................................... 23
  Contract Fee.............................................. 24
  Free Look................................................. 25
  General Administrative Expenses Charge.................... 24
  Income Types.............................................. 24-25
  Investment Choices........................................ 22
  Mortality and Expense Risk Charge......................... 24
  Income for Two Lives Annuity.............................. 24
  Income for Two Lives with a Guaranteed Period Annuity..... 24-25
  Income for Two Lives with a Refund Annuity................ 24
  Your Lifetime Annuity..................................... 24
  Your Lifetime with a Guaranteed Period Annuity............ 24
  Your Lifetime with Refund Annuity......................... 24
  Income for a Guaranteed Period Annuity.................... 25
  Purchase Payment.......................................... 22, 23
  Transfers................................................. 23-24
  Taxes..................................................... 33-34
  Valuation Period.......................................... 23
ENHANCED INDIVIDUAL RETIREMENT ANNUITIES.................... 6, 11, 16, 17, 19,
                                                             20, 21, 26, 30, 31,
                                                             33, 34, 36
ENHANCED NON-QUALIFIED CONTRACT............................. 7, 11, 14, 16, 17,
                                                             19, 20, 21, 22, 26,
                                                             30, 32, 33, 34, 36
ENHANCED UNALLOCATED KEOGH CONTRACT......................... 6, 7, 11, 14, 15,
                                                             16, 19, 20, 22, 24,
                                                             26, 27, 30, 32, 33,
                                                             34, 36
EQUALIZER SM................................................ 29
EQUITY GENERATOR SM ........................................ 18, 29
ERISA....................................................... 26

                                    C-PPA-37

                                                           C-PPA
EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES.................. 6-7, 19-20
  Certain Purchase Payments............................... 19
  Death................................................... 19
  Disability: Enhanced Unallocated Keogh Contract......... 19
  Federal Taxes........................................... 19
  Free Corridor--All other Contracts...................... 19
  Free Corridor--Enhanced Unallocated Keogh Contract...... 19
  Free Look............................................... 19
  Income Annuity.......................................... 19
  Plan Termination........................................ 20
  Preapproved Investment Vehicles--Enhanced Unallocated
   Keogh Contract......................................... 20
  Retirement--Enhanced Contracts.......................... 19
  Retirement--Enhanced Unallocated Keogh Contract......... 19
  Separation from Service................................. 20
  Systematic Termination--Enhanced Unallocated Keogh Con-
   tract.................................................. 19
  Transfers............................................... 19
  Transfers from other MetLife Contracts.................. 20
  Nursing Home or Terminal Illness........................ 20
EXPERIENCE FACTOR......................................... 15
FIXED INCOME OPTION....................................... 21
FREE CORRIDOR............................................. 17, 19
FREE LOOK................................................. 19
GENERAL ADMINISTRATIVE EXPENSES CHARGE.................... 4, 6, 17-18
INCOME OPTIONS............................................ 21
  Fixed Income Option..................................... 21
  Variable Income Option.................................. 21
INDEX SELECTOR SM ........................................ 29
INVESTMENT CHOICES........................................ 6, 11-14, 22
  Harris Oakmark Large Cap Value Portfolio ............... 1, 4, 5, 11, 12, 13,
                                                           22
  Janus Mid Cap Portfolio................................. 1, 4, 5, 8, 9, 11,
                                                           12, 13, 22
  Lehman Brothers Aggregate Bond Index Portfolio ......... 1, 4, 5, 11, 12, 22
  Loomis Sayles High Yield Bond Portfolio................. 1, 4, 5, 8, 9, 11,
                                                           12, 13, 22
  MetLife Stock Index Portfolio........................... 1, 4, 5, 8, 9, 11,
                                                           12, 22
  Morgan Stanley EAFE Index Portfolio .................... 1, 4, 5, 11, 12-13,
                                                           22
  Neuberger & Berman Partners Mid Cap Value Portfolio .... 1, 4, 5, 11, 12, 13-
                                                           14, 22
  Russell 2000 Index Portfolio ........................... 1, 4, 5, 11, 12, 22
  Scudder Global Equity Portfolio......................... 1, 4, 5, 9, 11, 12,
                                                           13, 22
  State Street Research Aggressive Growth Portfolio....... 1, 4, 5, 9, 11, 12,
                                                           13, 22
  State Street Research Diversified Portfolio............. 1, 4, 5, 8, 9, 11,
                                                           12, 13, 22
  State Street Research Growth Portfolio.................. 1, 4, 5, 8, 9, 11,
                                                           12, 13, 22
  State Street Research Income Portfolio.................. 1, 4, 5, 8, 9, 11,
                                                           12, 13, 22
  Santander International Stock Portfolio................. 1, 4, 5, 9, 11, 12,
                                                           13, 22
  T. Rowe Price Large Cap Growth Portfolio ............... 1, 4, 5, 11, 12, 13,
                                                           22
  T. Rowe Price Small Cap Growth Portfolio................ 1, 4, 5, 9, 11, 12,
                                                           13, 22
MANAGEMENT FEES........................................... 4, 6, 12, 13, 14
MORTALITY AND EXPENSE RISK CHARGE......................... 4, 6, 17-18
NURSING HOME OR TERMINAL ILLNESS.......................... 20
PERFORMANCE............................................... 28-29

                                    C-PPA-38

                                                              C-PPA
PLAN TERMINATION............................................. 20
PURCHASE PAYMENTS (CONTRIBUTIONS)............................ 6, 14-15, 22, 23
REBALANCER SM (withdrawals and transfers).................... 15
RETIREMENT................................................... 19
SALES LOAD................................................... 4, 17, 18
SALES REPRESENTATIVES........................................ 28
                                                              4, 6, 10, 15, 22,
SEPARATE ACCOUNT............................................. 28-29
SEPARATION FROM SERVICE...................................... 20
SUMMARY...................................................... 6-7
SYSTEMATIC TERMINATION....................................... 19
SYSTEMATIC WITHDRAWAL PROGRAM................................ 15, 16-17, 26, 31
TAXES........................................................ 6, 30-34, 36
  General--all markets....................................... 30, 33-34, 36
  Enhanced IRA Contracts..................................... 30-32, 33-34
  Enhanced Unallocated Keogh Contracts....................... 30, 32, 33, 34, 36
  Enhanced Non-Qualified Contracts........................... 30, 32, 33, 34, 36
TELEPHONE REQUESTS........................................... 16
TOTAL OPERATING EXPENSES..................................... 4
TRANSFERS.................................................... 6, 15-16
VALUATION PERIOD............................................. 15, 16
VOTING RIGHTS................................................ 27-28
WITHDRAWALS.................................................. 15-17, 18, 19-20
YIELD........................................................ 28

                                    C-PPA-39

      REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc.

[_] I have changed my address. My CURRENT address is:


                              Name:
--------------------------         ------------------------
    (Contract Number)      Address:
                                   ------------------------

--------------------------         ------------------------
       (Signature)                                     zip

 METROPOLITAN LIFE INSURANCE COMPANY
 ATTN: ALAN DEMICHELE
 RETIREMENT AND SAVINGS CENTER, AREA 2H
 ONE MADISON AVENUE
 NEW YORK, NY 10010

MetLife's Enhanced

Preference Plus(R) Account
Prospectus


                                                                     May 1, 1998
                                                                 As Supplemented
                                                                November 9, 1998
Plus
Pro

Preference Plus


MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account . MetLife's Enhanced Preference Plus Account .



                                                      MetLife
                                                      Retirement & Saving Center
                                                      98102QGL(exp0599)MLIC-LD

Financial Freedom Account
Prospectus

                                                                     May 1, 1998
                                                                 As Supplemented
                                                                November 9, 1998

Financial
Freedom
Pro



Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom Account . Financial Freedom



                                                     MetLife
                                                     Retirement & Savings Center
                                                     98102QGL(exp0599)MLIC-LD

                     METROPOLITAN LIFE SEPARATE ACCOUNT E

ENHANCED TSA, ENHANCED NON-QUALIFIED, ENHANCED IRA, ENHANCED PEDC AND ENHANCED
             403(A) PREFERENCE PLUS AND FINANCIAL FREEDOM ACCOUNT
                            GROUP ANNUITY CONTRACTS

                                   ISSUED BY
                                 METROPOLITAN
                            LIFE INSURANCE COMPANY

  This Prospectus describes group Enhanced TSA, Enhanced Non-Qualified, Enhanced Individual Retirement, Enhanced Public Employee Deferred Compensation and Enhanced 403(a) Preference Plus and Financial Freedom Account Contracts ("Enhanced Preference Plus Contracts," "FFA Contracts" or collectively "Contracts") and group Enhanced TSA, Enhanced Non-Qualified, Enhanced Individual Retirement, Enhanced Public Employee Deferred Compensation and Enhanced 403(a) Preference Plus and Financial Freedom Account Income Annuities ("Enhanced Preference Plus Income Annuities" or "FFA Income Annuities" or collectively "Income Annuities").

  The Enhanced Non-Qualified Preference Plus and FFA Contracts and Enhanced Non-Qualified Preference Plus and FFA Income Annuities for (S)457(e)(11) severance and death benefit plans have special tax risks. See "Special Tax Considerations for Non-Qualified Contract for (S)457(e)(11) Severance and Death Benefit Plans," page FFA-46 and "Special Tax Considerations for Non-Qualified Income Annuity for (S)457(e)(11) Severance and Death Benefit Plans," page FFA-49. These Contracts and Income Annuities are no longer currently offered for purchase.

  Group Contracts and Income Annuities may only be purchased through your employer, or a group, association or trust of which you are a member or participant or by a trust for the benefit of independent contractors or employees of the grantor of the trust.

  You decide where your purchase payments are directed. The choices depend on what is available under your Contract and may include the Fixed Interest Account and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity, Santander International Stock (formerly known as State Street Research International Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Calvert Social Balanced Portfolio (formerly Calvert Responsibly Invested Balanced Portfolio) and Calvert Social Mid Cap Growth Portfolio (formerly Calvert Responsibly Invested Capital Accumulation Portfolio) of the Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) and the Money Market VIP, Equity-Income VIP, Growth VIP and Overseas VIP Portfolios of the Variable Insurance Products Fund and the Investment Grade Bond VIP II and Asset Manager VIP II Portfolios of the Variable Insurance Products Fund II. ("Fidelity VIP and VIPII Funds")

  The Prospectus for the Metropolitan Fund is attached to the back of your Prospectus. The Prospectuses for the Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and the Fidelity VIP and VIPII Funds are delivered separately.

     THESE SECURITIES  HAVE  NOT BEEN  APPROVED OR  DISAPPROVED  BY THE
      SECURITIES  AND  EXCHANGE  COMMISSION OR  ANY  STATE  SECURITIES
       COMMISSION  NOR HAS  THE  COMMISSION OR  ANY STATE  SECURITIES
         COMMISSION PASSED  UPON THE  ACCURACY OR ADEQUACY  OF THIS
          PROSPECTUS.  ANY REPRESENTATION  TO  THE  CONTRARY IS  A
           CRIMINAL OFFENSE.

INTERESTS IN THE SEPARATE ACCOUNT AND THE FIXED INTEREST ACCOUNT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, OR GUARANTEED BY THE U.S. GOVERNMENT, ANY BANK OR OTHER DEPOSITORY INSTITUTION. UNITS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO THE CURRENT PROSPECTUS FOR THE METROPOLITAN FUND, AND ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR CALVERT SOCIAL BALANCED PORTFOLIO, CALVERT SOCIAL MID CAP GROWTH PORTFOLIO AND BOTH OF THE FIDELITY VIP AND VIPII FUNDS, WHERE APPLICABLE, WHICH CONTAIN ADDITIONAL INFORMATION AND WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

  The Prospectus sets forth information about the Contracts and Income Annuities and Separate Account E that you should know before investing. Additional information about the Contracts and Income Annuities and Separate Account E has been filed with the Securities and Exchange Commission in a Statement of Additional Information which is incorporated herein by reference and which is available upon request without charge from Metropolitan Life Insurance Company, Retirement and Savings Center, Area 2H, One Madison Avenue, New York, NY 10010, Attention: Alan DeMichele. Inquiries may be made to Metropolitan Life Insurance Company, One Madison Avenue, New York, New York 10010, Attention: Retirement and Savings Center; telephone number (800) 553-4459. The table of contents of the Statement of Additional Information appears on page FFA-51. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) which you may visit that contains the Statement of Additional Information, material incorporated by reference, and other information.

  The date of this Prospectus and of the Statement of Additional Information is May 1, 1998, as supplemented November 9, 1998.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                         ------
INDEX OF SPECIAL TERMS.................................................. FFA- 4
TABLES OF EXPENSES...................................................... FFA- 5
SUMMARY................................................................. FFA-10
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION BY CONTRACT....... FFA-12
FINANCIAL STATEMENTS.................................................... FFA-17
OUR COMPANY AND THE SEPARATE ACCOUNT.................................... FFA-18
  Who Is MetLife?....................................................... FFA-18
  What Is The Separate Account?......................................... FFA-18
THE DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS..................... FFA-19
  What Are The Contracts?............................................... FFA-19
  May The Contracts Be Affected By Your Retirement Plan?................ FFA-19
YOUR INVESTMENT CHOICES................................................. FFA-19
  What Are The Investment Choices And How Do We Provide Them?........... FFA-19
PURCHASE PAYMENTS....................................................... FFA-23
  Are There Special Rules Concerning The First Payment And Other Admin-
   istrative Details That You Should Know?.............................. FFA-23
  How Small Or Large Can Your Purchase Payment Be?...................... FFA-24
  How Are Purchase Payments Allocated?.................................. FFA-24
  Are There Any Limits On Subsequent Purchase Payments?................. FFA-24
DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT............... FFA-24
  What Is An Accumulation Unit Value?................................... FFA-24
  How Is An Accumulation Unit Value Calculated?......................... FFA-24
WITHDRAWALS AND TRANSFERS............................................... FFA-25
  Can You Make Withdrawals And Transfers?............................... FFA-25
  When Will Withdrawals Or Transfers Be Processed?...................... FFA-25
  Can You Make Payments Directly To Other Investments On A Tax-free Ba-
   sis?................................................................. FFA-25
  What Restrictions Apply To Texas Optional Retirement Program Partici-
   pants?............................................................... FFA-25
  What Restrictions Apply To TSA Contracts?............................. FFA-25
  Can You Make Changes By Telephone?.................................... FFA-25
  Can You Make Systematic Withdrawals?.................................. FFA-26
  From Which Investment Divisions Will Withdrawals Be Made For
   Systematic Withdrawal Program Payments?.............................. FFA-26
  Will You Pay An Early Withdrawal Charge (Sales Load) When You Receive
   A Systematic Withdrawal Program Payment?............................. FFA-26
  Can Minimum Distribution Payments Be Made On A Periodic Basis?........ FFA-27
DEDUCTIONS AND CHARGES.................................................. FFA-27
  Are There Annual Contract Charges?.................................... FFA-27
  What Are Charges For General Administrative Expenses And The Mortality
   And Expense Risk And How Much Are They?.............................. FFA-27
  Are There Deductions For Annuity Taxes And When Are They Paid?........ FFA-27
  What Is The Early Withdrawal Charge (Sales Load)?..................... FFA-28
  What Is The Early Withdrawal Charge For The Enhanced TSA, Enhanced
   403(a), Enhanced Non-Qualified, Enhanced PEDC and Enhanced IRA Pref-
   erence Plus Contracts?............................................... FFA-28
  What Is The Early Withdrawal Charge For Enhanced Non-Qualified Prefer-
   ence Plus Contracts For (S)457(f) Deferred Compensation Plans, (S)451
   Deferred Fee Arrangements, (S)451 Deferred Compensation Plans And
   (S)457 (e)(11) Severance And Death Benefit Plans And FFA Contracts?.. FFA-28
EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES................................ FFA-28
  Can You Make Withdrawals Or Transfers From The Enhanced TSA, Enhanced
   403(a), Enhanced Non-Qualified, Enhanced PEDC And Enhanced IRA Pref-
   erence Plus Contracts Without Early Withdrawal Charges?.............. FFA-28
DEATH BENEFIT........................................................... FFA-30
  What Is The Death Benefit?............................................ FFA-30
  When And To Whom Will The Death Benefit Be Paid?...................... FFA-30

                                     FFA-2

                                                                          PAGE
                                                                         ------
INCOME OPTIONS.......................................................... FFA-31
  Can MetLife Provide You With An Income Guaranteed For Life Or Offer A
   Wide Choice Of Other Periods?........................................ FFA-31
  What Types Of Income Options Are Available?........................... FFA-31
INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS........................... FFA-32
  What Are Income Annuities?............................................ FFA-32
  May The Income Annuity Be Affected By Your Retirement Plan?........... FFA-32
  What Are The Investment Choices?...................................... FFA-32
ADMINISTRATION.......................................................... FFA-32
  What Administrative Details Should You Know?.......................... FFA-32
  How Small Or Large Can Your Purchase Payment Be?...................... FFA-33
  How is the Purchase Payment Allocated?................................ FFA-33
DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS....................... FFA-33
  What Is An Annuity Unit Value?........................................ FFA-33
  How Is An Annuity Unit Value Calculated?.............................. FFA-33
  How Is A Variable Income Payment Determined And What Is The AIR?...... FFA-33
  When Are Variable Income Payments Determined And How Often Will They
   Change?.............................................................. FFA-33
TRANSFERS............................................................... FFA-33
  Can You Make Transfers?............................................... FFA-33
  When Will Transfers Be Processed?..................................... FFA-34
  Can You Make Transfers By Telephone?.................................. FFA-34
DEDUCTIONS AND CHARGES.................................................. FFA-34
  What Is The Contract Fee?............................................. FFA-34
  What Are The Charges For General Administrative Expenses And The Mor-
   tality And Expense Risk And How Much Are They?....................... FFA-34
  Are There Deductions For Annuity Taxes?............................... FFA-34
  What Variable Income Types Are Available?............................. FFA-34
  Is There A Free Look?................................................. FFA-35
OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS................... FFA-36
  Can We Cancel Your Contract Or Income Annuity?........................ FFA-36
  Are There Special Provisions That Apply If You Are A Participant In A
   Plan Subject To ERISA?............................................... FFA-36
  When Are Your Requests Effective?..................................... FFA-36
  Will We Confirm Your Transactions?.................................... FFA-37
  Can We Change The Provisions Of Your Contract Or Income Annuity?...... FFA-37
  What Are Your Voting Rights Regarding Portfolio Shares?............... FFA-37
  Can Your Voting Instructions Be Disregarded?.......................... FFA-38
  Who Sells Your Contract Or Income Annuity And Do You Pay A Commission
   On The Purchase Of Your Contract Or Income Annuity?.................. FFA-38
  Does MetLife Advertise The Performance Of The Separate Account?....... FFA-38
  Are There Special Charges That Apply If Your Retirement Plan Termi-
   nates Its Contract Or Takes Other Action?............................ FFA-40
TAXES................................................................... FFA-41
  General............................................................... FFA-41
  How Do Federal Income Taxes Affect Your Deferred Contract?............ FFA-41
  How Do Federal Income Taxes Affect Your Income Annuity?............... FFA-47
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............ FFA-51
APPENDIX................................................................ FFA-52

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. METLIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED PROSPECTUS OR ANY SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY METLIFE.

                                     FFA-3

                             INDEX OF SPECIAL TERMS

   TERMS                                                                 PAGE
   -----                                                               ---------
Account Balance.......................................................    FFA-10
Accumulation Units....................................................    FFA-24
Annuity Units.........................................................    FFA-33
Assumed Investment Rate...............................................    FFA-33
Contract Year.........................................................    FFA-24
Contracts.............................................................    FFA- 1
Designated Office.....................................................    FFA-23
Early Withdrawal Charge...............................................    FFA-28
Enhanced Preference Plus Contracts....................................    FFA- 1
Enhanced Preference Plus Income Annuities.............................    FFA- 1
Experience Factor.....................................................    FFA-25
Financial Freedom Account Contracts...................................    FFA- 1
Financial Freedom Account Income Annuities............................    FFA- 1
Free Corridor.........................................................    FFA-29
Income Annuities......................................................    FFA- 1
Separate Account...................................................... FFA-10,18
Systematic Termination................................................    FFA-29
Systematic Withdrawal Program.........................................    FFA-26
Valuation Period......................................................    FFA-24

                                     FFA-4

TABLE OF EXPENSES--ENHANCED TSA, ENHANCED NON-QUALIFIED, ENHANCED IRA, ENHANCED
    PEDC AND ENHANCED 403(A) PREFERENCE PLUS CONTRACTS AND INCOME ANNUITIES

  The following table illustrates Separate Account, Metropolitan Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and Fidelity VIP and VIPII Funds expenses for the fiscal year ending December 31, 1997:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS
 CURRENTLY OFFERED
 Sales Load Imposed on Purchases...................................    None
 Deferred Sales Load............................................... From 0% to
   (as a percentage of the purchase payment funding the withdrawal    7%(a)
    during the accumulation period)
 Exchange Fee......................................................    None
 Surrender Fee.....................................................    None
ANNUAL CONTRACT FEE................................................    None
SEPARATE ACCOUNT ANNUAL EXPENSES
   (as a percentage of average account value)
 General Administrative Expenses Charge............................   .20%(b)
 Mortality and Expense Risk Charge.................................   .75%(b)
 Total Separate Account Annual Expenses............................   .95%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net assets)

                                                           OTHER EXPENSES
                                                MANAGEMENT AFTER EXPENSE
                                                   FEES    REIMBURSEMENT  TOTAL
                                                ---------- -------------- -----
 State Street Research Income
  Portfolio(c)(d)(e)...........................    .33          .10        .43
 State Street Research Diversified
  Portfolio(c)(d)(e)...........................    .44          .06        .50
 MetLife Stock Index Portfolio(c)..............    .25          .08        .33
 State Street Research Growth
  Portfolio(c)(d)(e)...........................    .49          .07        .56
 Janus Mid Cap Portfolio (d)(f)................    .75          .14        .89
 Loomis Sayles High Yield Bond Portfolio(f)....    .70          .20        .90
 State Street Research Aggressive Growth
  Portfolio(c)(d)(e)...........................    .71          .08        .79
 T. Rowe Price Small Cap Growth
  Portfolio(d)(f)..............................    .55          .18        .73
 Scudder Global Equity Portfolio(d)(f).........    .90          .22       1.12
 Santander International Stock
  Portfolio(c)(d)(e)...........................    .75          .28       1.03
 Harris Oakmark Large Cap Value
  Portfolio(d)(g)..............................    .75          .20        .95
 Lehman Brothers Aggregate Bond Index
  Portfolio(g).................................    .25          .20        .45
 Morgan Stanley EAFE Index Portfolio(g)........    .30          .25        .55
 Neuberger&Berman Partners Mid Cap Value
  Portfolio(d)(g)..............................    .70          .20        .90
 Russell 2000 Index Portfolio(g)...............    .25          .20        .45
 T. Rowe Price Large Cap Growth
  Portfolio(d)(g)..............................    .70          .20        .90

                                                        OTHER EXPENSES(J)
 CALVERT SOCIAL BALANCED PORTFOLIO ANNUAL    MANAGEMENT   AFTER EXPENSE
  EXPENSES(H)                                   FEES      REIMBURSEMENT   TOTAL
                                             ---------- ----------------- -----
 (as a percentage of average net assets)        .69            .12         .81
                                                        OTHER EXPENSES(J)
 CALVERT SOCIAL MID CAP GROWTH PORTFOLIO AN- MANAGEMENT   AFTER EXPENSE
  NUAL EXPENSES(I)                              FEES      REIMBURSEMENT   TOTAL
                                             ---------- ----------------- -----
 (as a percentage of average net assets)        .90            .15        1.05
 FIDELITY VIP AND VIPII FUNDS ANNUAL
  EXPENSES(K)
 (as a percentage of average net assets)
                                             MANAGEMENT       OTHER
                                                FEES        EXPENSES      TOTAL
                                             ---------- ----------------- -----
 Equity-Income VIP Portfolio(l).............    .50            .08         .58
 Growth VIP Portfolio(l)....................    .60            .09         .69
 Overseas VIP Portfolio(l)..................    .75            .17         .92
 Investment Grade Bond VIPII Portfolio......    .44            .14         .58
 Asset Manager VIPII Portfolio(l)...........    .55            .10         .65

11/9/98                              FFA-5

EXAMPLE

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
If you surrender your Contract at the end of
the applicable time period:
  You would pay the following expenses on
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   State Street Research Income Division.......  $70     $83    $ 99     $167
   State Street Research Diversified Division..   70      85     103      174
   MetLife Stock Index Division................   69      80      93      155
   State Street Research Growth Division.......   71      87     106      181
   Janus Mid Cap Division......................   74      97     --       --
   Loomis Sayles High Yield Bond Division......   75      98     --       --
   State Street Research Aggressive Growth
    Division...................................   73      94     118      207
   T. Rowe Price Small Cap Growth Division.....   73      92     --       --
   Scudder Global Equity Division..............   77     105     --       --
   Santander International Stock Division......   76     102     131      232
   Calvert Social Balanced Division............   74      95     119      209
   Calvert Social Mid Cap Growth Division......   76     102     132      234
   Fidelity Equity-Income Division.............   71      88     107      183
   Fidelity Growth Division....................   72      91     113      196
   Fidelity Overseas Division..................   75      98     125      221
   Fidelity Investment Grade Bond Division.....   71      88     107      183
   Fidelity Asset Manager Division.............   72      90     111      191
   Harris Oakmark Large Cap Value Division.....   75      99     --       --
   Lehman Brothers Aggregate Bond Index
    Division...................................   70      83     --       --
   Morgan Stanley EAFE Index Division..........   71      87     --       --
   Neuberger&Berman Partners Mid Cap Value
    Division...................................   75      98     --       --
   Russell 2000 Index Division.................   70      83     --       --
   T. Rowe Price Large Cap Growth Division.....   75      98     --       --
If you annuitize at the end of the applicable
time period or do not surrender your
Contract(m):
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   State Street Research Income Division.......  $14     $44    $ 76     $167
   State Street Research Diversified Division..   15      46      80      174
   MetLife Stock Index Division................   13      41      71      155
   State Street Research Growth Division.......   15      48      83      181
   Janus Mid Cap Division......................   19      58     --       --
   Loomis Sayles High Yield Bond Division......   19      59     --       --
   State Street Research Aggressive Growth Di-
   vision......................................   18      55      95      207
   T. Rowe Price Small Cap Growth Division.....   17      53     --       --
   Scudder Global Equity Division..............   21      66     --       --
   Santander International Stock Division......   20      63     108      232
   Calvert Social Balanced Division............   18      56      96      209
   Calvert Social Mid Cap Growth Division......   21      63     109      234
   Fidelity Equity-Income Division.............   16      49      84      183
   Fidelity Growth Division....................   17      52      90      196
   Fidelity Overseas Division..................   19      59     102      221
   Fidelity Investment Grade Bond Division.....   16      49      84      183
   Fidelity Asset Manager Division.............   16      51      88      191
   Harris Oakmark Large Cap Value Division.....   19      60     --       --
   Lehman Brothers Aggregate Bond Index
    Division...................................   14      45     --       --
   Morgan Stanley EAFE Index Division..........   15      48     --       --
   Neuberger&Berman Partners Mid Cap Value
    Division...................................   19      59     --       --
   Russell 2000 Index Division.................   14      45     --       --
   T. Rowe Price Large Cap Growth Division.....   19      59     --       --

11/9/98
                                     FFA-6

             TABLE OF EXPENSES--FFA CONTRACTS AND INCOME ANNUITIES

  The following table illustrates Separate Account, Metropolitan Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and Fidelity VIP and VIPII Funds expenses for the fiscal year ending December 31, 1997:

CONTRACTOWNER TRANSACTION EXPENSES FOR ALL INVESTMENT DIVISIONS
 CURRENTLY OFFERED
 Sales Load Imposed on Purchases....................................     None
 Deferred Sales Load................................................     None
 Exchange Fee.......................................................     None
 Surrender Fee......................................................     None
ANNUAL CONTRACT FEE.................................................     None
SEPARATE ACCOUNT ANNUAL EXPENSES
 (as a percentage of average account
  value)
  General Administrative Expenses Charge............................     .20%(b)
  Mortality and Expense Risk Charge.................................     .75%(b)
  Total Separate Account Annual Expenses............................     .95%
METROPOLITAN FUND ANNUAL EXPENSES
   (as a percentage of average net as-
    sets)
                                                          OTHER
                                                         EXPENSES
                                          MANAGEMENT  AFTER EXPENSE
                                             FEES     REIMBURSEMENT     TOTAL
                                          ---------- ---------------- ----------

 State Street Research Income
  Portfolio(c)(d)(e)....................     .33           .10           .43
 State Street Research Diversified
  Portfolio(c)(d)(e)....................     .44           .06           .50
 MetLife Stock Index Portfolio(c).......     .25           .08           .33
 State Street Research Growth
  Portfolio(c)(d)(e)....................     .49           .07           .56
 Janus Mid Cap Portfolio(d)(f)..........     .75           .14           .89
 Loomis Sayles High Yield Bond
  Portfolio(f)..........................     .70           .20           .90
 State Street Research Aggressive Growth
  Portfolio(c)(d)(e)....................     .71           .08           .79
 T. Rowe Price Small Cap Growth
  Portfolio(d)(f).......................     .55           .18           .73
 Scudder Global Equity Portfolio(d)(f)..     .90           .22          1.12
 Santander International Stock
  Portfolio(c)(d)(e)....................     .75           .28          1.03
 Harris Oakmark Large Cap Value
  Portfolio(d)(g).......................     .75           .20           .95
 Lehman Brothers Aggregate Bond Index
  Portfolio(g)..........................     .25           .20           .45
 Morgan Stanley EAFE Index Portfolio(g).     .30           .25           .55
 Neuberger&Berman Partners Mid Cap Value
  Portfolio(d)(g).......................     .70           .20           .90
 Russell 2000 Index Portfolio(g)........     .25           .20           .45
 T. Rowe Price Large Cap Growth
  Portfolio(d)(g).......................     .70           .20           .90
                                                          OTHER
                                                         EXPENSES
                                          MANAGEMENT  AFTER EXPENSE
                                             FEES    REIMBURSEMENT(J)   TOTAL
                                          ---------- ---------------- ----------
CALVERT SOCIAL BALANCED PORTFOLIO ANNUAL
 EXPENSES(H)
 (as a percentage of average net assets)     .69           .12           .81
                                                          OTHER
                                                      EXPENSES AFTER
                                          MANAGEMENT     EXPENSE
                                             FEES    REIMBURSEMENT(J)   TOTAL
                                          ---------- ---------------- ----------
CALVERT SOCIAL MID CAP GROWTH PORTFOLIO
 ANNUAL EXPENSES(I)
 (as a percentage of average net assets)     .90           .15          1.05
FIDELITY VIP AND VIPII FUNDS ANNUAL
 EXPENSES(K)
 (as a percentage of average net assets)
                                                          OTHER
                                                         EXPENSES
                                          MANAGEMENT  AFTER EXPENSE
                                             FEES     REIMBURSEMENT     TOTAL
                                          ---------- ---------------- ----------
  Money Market VIP Portfolio............     .21           .10           .31
  Equity-Income VIP Portfolio(l)........     .50           .08           .58
  Growth VIP Portfolio(l)...............     .60           .09           .69
  Overseas VIP Portfolio(l).............     .75           .17           .92
  Investment Grade Bond VIPII Portfolio.     .44           .14           .58
  Asset Manager VIPII Portfolio(l)......     .55           .10           .65

11/9/98                              FFA-7

EXAMPLE

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
If you surrender your Contract at the end of
the applicable time period:
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   State Street Research Income Division.......  $14     $44     $76     $167
   State Street Research Diversified Division..   15      46      80      174
   MetLife Stock Index Division................   13      41      71      155
   State Street Research Growth Division.......   15      48      83      181
   Janus Mid Cap Division......................   19      58     --       --
   Loomis Sayles High Yield Bond Division......   19      59     --       --
   State Street Research Aggressive Growth Di-
   vision......................................   18      55      95      207
   T. Rowe Price Small Cap Growth Division.....   17      53     --       --
   Scudder Global Equity Division..............   21      66     --       --
   Santander International Stock Division......   20      63     108      232
   Calvert Social Balanced Division............   18      56      96      209
   Calvert Social Mid Cap Growth Division......   21      63     109      234
   Fidelity Money Market Division..............   13      40      70      153
   Fidelity Equity-Income Division.............   16      49      84      183
   Fidelity Growth Division....................   17      52      90      196
   Fidelity Overseas Division..................   19      59     102      221
   Fidelity Investment Grade Bond Division.....   16      49      84      183
   Fidelity Asset Manager Division.............   16      51      88      191
   Harris Oakmark Large Cap Value Division.....   19      60     --       --
   Lehman Brothers Aggregate Bond Index Divi-
   sion........................................   14      45     --       --
   Morgan Stanley EAFE Index Division..........   15      48     --       --
   Neuberger&Berman Partners Mid Cap Value Di-
   vision......................................   19      59     --       --
   Russell 2000 Index Division.................   14      45     --       --
   T. Rowe Price Large Cap Growth Division.....   19      59     --       --
If you annuitize at the end of the applicable
time period or do not surrender your
Contract(m):
  You would pay the following expenses on a
  $1,000 investment in each investment division
  listed below, assuming 5% annual return on
  assets:
   State Street Research Income Division.......  $14     $44     $76     $167
   State Street Research Diversified Division..   15      46      80      174
   MetLife Stock Index Division................   13      41      71      155
   State Street Research Growth Division.......   15      48      83      181
   Janus Mid Cap Division......................   19      58     --       --
   Loomis Sayles High Yield Bond Division......   19      59     --       --
   State Street Research Aggressive Growth Di-
   vision......................................   18      55      95      207
   T. Rowe Price Small Cap Growth Division.....   17      53     --       --
   Scudder Global Equity Division..............   21      66     --       --
   Santander International Stock Division......   20      63     108      232
   Calvert Social Balanced Division............   18      56      96      209
   Calvert Social Mid Cap Growth Division......   21      63     109      234
   Fidelity Money Market Division..............   13      40      70      153
   Fidelity Equity-Income Division.............   16      49      84      183
   Fidelity Growth Division....................   17      52      90      196
   Fidelity Overseas Division..................   19      59     102      221
   Fidelity Investment Grade Bond Division.....   16      49      84      183
   Fidelity Asset Manager Division.............   16      51      88      191
   Harris Oakmark Large Cap Value Division.....   19      60     --       --
   Lehman Brothers Aggregate Bond Index Divi-
   sion........................................   14      45     --       --
   Morgan Stanley EAFE Index Division..........   15      48     --       --
   Neuberger&Berman Partners Mid Cap Value Di-
   vision......................................   19      59     --       --
   Russell 2000 Index Division.................   14      45     --       --
   T. Rowe Price Large Cap Growth Division.....   19      59     --       --

-------

(a) Under certain circumstances, the deferred sales load, termed the early withdrawal charge in this Prospectus (See "Deductions and Charges," page FFA-27) does not apply to 10% or 20% of the Account Balance. Under certain other circumstances, the deferred sales load does not apply at all. There is no deferred sales load imposed under the Enhanced Non-Qualified Preference Plus Contract for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and
    (S)457(e)(11) severance and death benefit plans.

(b) Although total Separate Account annual expenses will not exceed .95% of average account values, the allocation of these expenses between general administrative expenses and the mortality and expense risk charges is only an estimate. (See "Deductions and Charges," page FFA-27.)

11/9/98                              FFA-8

(c) Prior to May 16, 1993, MetLife paid all expenses of the Metropolitan Fund other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses.
(d) The marginal rate of the investment management fee for these Portfolios will decrease when the dollar amount in each Portfolio reaches certain threshold amounts.
(e) Reflects 1997 management fees, restated to assume changes in management fees, effective August 1997, had been in effect for the entire year.

(f) The Portfolios commenced operations on March 3, 1997. MetLife agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Loomis Sayles High Yield Bond, T. Rowe Price Small Cap Growth, Janus Mid Cap and Scudder Global Equity Portfolios until each Portfolio's total net assets are at least $100 million, or until March 2, 1999, whichever is earlier. Absent such expense reimbursement, the other expenses would have been 0.39% for the Loomis Sayles High Yield Bond Portfolio and 0.31% for the Scudder Global Equity Portfolio. MetLife ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997, the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998 and the Scudder Global Equity Portfolio as of July 1, 1998.

(g) The Portfolios commenced operations on November 9, 1998. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1998. Subject to receiving New York State Insurance Department approval, MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios, and .25% of the average net assets for the Morgan Stanley EAFE Index Portfolio until each of the Portfolio's total net assets are at least $100 million, or until November 8, 2000, whichever is earlier.

(h) The management fees of the Calvert Social Balanced Portfolio are subject to a performance adjustment which could cause this fee to be as high as 0.85% or as low as 0.55%, depending on the Portfolio's performance.

(i) Management and advisory expenses for the Calvert Social Mid Cap Growth Portfolio include an administrative service fee of .10% paid to an affiliate of Calvert. The management fees of the Calvert Social Mid Cap Growth Portfolio are subject to a performance adjustment which could cause this fee to be as high as 0.95% or as low as 0.85%, depending on the Portfolio's performance.

(j) The figures are based on expenses for fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% for each Portfolio expected to be incurred in 1998. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78% for the Calvert Social Balanced Portfolio and 0.97% for the Calvert Social Mid Cap Growth Portfolio.

(k) Each Fidelity VIP and VIPII Funds Portfolio has adopted a Distribution and Service Plan under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). No separate payments are authorized to be made by any of the Fidelity VIP and VIPII Funds Portfolios under these plans. Rather, the plans recognize that Fidelity Management & Research Company ("FMR") may use its management fee or other resources to pay expenses associated with activities primarily intended to result in the sale of the Fidelity VIP and VIPII Funds Portfolios' shares. These plans also provide that FMR may make payments from these sources to third parties. FMR or Fidelity Distributors Corp. makes payments to MetLife for providing distribution and certain shareholder services for the Fidelity VIP and VIPII Funds. Additionally, Fidelity Investments Institutional Operations Company, Inc. makes payments to MetLife for providing administrative services to the Fidelity VIP and VIPII Funds. You are not responsible for these fees. FMR and its affiliates are responsible for paying such fees to MetLife.

(l) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. If these reductions had been included, the total operating expenses presented in the table would have been 0.57% for the Fidelity VIP Equity-Income Portfolio, 0.67% for the Fidelity VIP Growth Portfolio, 0.90% for the Fidelity VIP Overseas Portfolio and 0.76% for the Fidelity VIPII Asset Manager Portfolio.

(m) The annuity purchased must be a life annuity or one with a noncommutable duration of at least five years to avoid the early withdrawal charge (see "Exemptions from Early Withdrawal Charges," page FFA-28).

  The purpose of the above tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The tables reflect expenses of the Separate Account, the Metropolitan Fund, the Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and the Fidelity VIP and VIPII Funds. They assume that there are no other transactions. The Example is intended for illustrative purposes only; it should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown. Annuity taxes are not reflected in the tables.

11/9/98                              FFA-9

 ...............................................................


SUMMARY
 ...............................................................................

THE USE OF CERTAIN TERMS IN THIS PROSPECTUS

  This Prospectus describes variable accumulation and income annuity contracts issued by Metropolitan Life Insurance Company ("MetLife," "we," "us" or "our"). The term "Contracts" and "Income Annuities" also includes certificates issued under certain group arrangements. Income Annuities are described separately beginning on page FFA-32. "You" as used in this Prospectus means the participant or annuitant for whom money is invested in a Contract or Income Annuity. Under the Contracts and Income Annuities issued for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457(e)(11) severance and death benefit plans, the trustee or the employer retains all rights to control the money under the Contract or Income Annuity. Under the Contracts and Income Annuities issued for Public Employee Deferred Compensation plans, the employer retains all rights to control the money under the Contract or Income Annuity. Under several Contracts and Income Annuities issued for (S)403(b) tax sheltered annuities, the employer retains all rights to control the money under the Contract and Income Annuity. Under the Non-Qualified Contract and Income Annuity for (S)415(m) qualified governmental excess benefit arrangements, the trustee or employer retains all rights to control the money under the Contract and Income Annuity. For these Contracts and Income Annuities, where we refer to giving instructions or making payments to us, "you" means such trustee or employer.

INVESTMENT CHOICES (PAGES FFA-19-23)

  Each of the Contracts offers an account under which we guarantee specified interest rates for specified periods (the "Fixed Interest Account"). This Prospectus does not describe that account and will mention the Fixed Interest Account only where necessary to explain how the "Separate Account" works. Each Contract also offers a choice of investment options under which values can go up or down based upon investment performance. See "Determining the Value of Your Separate Account Investment," page FFA-24, for a description of accumulation units and how these values are determined based upon investment performance.

  This Prospectus describes only the investment options available through a "Separate Account" as distinct from the Fixed Interest Account.

A SUMMARY OF THE INVESTMENT OBJECTIVES OF THE INVESTMENT CHOICES APPEARS ON PAGES FFA-20-21. A MORE COMPLETE DESCRIPTION OF THE INVESTMENT CHOICES IS FOUND IN THE METROPOLITAN SERIES FUND, INC. PROSPECTUS, WHICH IS LOCATED IN THE BACK OF THIS PROSPECTUS AND THE CALVERT SOCIAL BALANCED PORTFOLIO, CALVERT SOCIAL MID CAP GROWTH PORTFOLIO AND FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS PROSPECTUSES, WHICH ARE DELIVERED SEPARATELY.

TAXES (PAGES FFA-41-50)

  A variable annuity receives special treatment under the Federal income tax laws. Please refer to the pages above for information concerning how the Federal tax laws affect purchase payments and withdrawals in each particular tax "market."

PURCHASE PAYMENTS; WITHDRAWALS AND TRANSFERS (PAGES FFA-23-24; FFA 25-27)

  The Contracts allow you to make new purchase payments, to transfer money between investment options and between the Separate Account and the Fixed Interest Account and to withdraw money credited to you ("Account Balance"). (See "Withdrawals and Transfers," page FFA-25.) Restrictions and early withdrawal charges may apply to withdrawals, depending on the circumstances and your Contract. (See "Withdrawals and Transfers," page FFA-25, and "Deductions and Charges," page FFA-27.)

DEDUCTIONS AND CHARGES (PAGES FFA-27-28)

Your Contract is subject to various charges.

  Annual Contract Fees: There is no annual Contract fee. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

  General Administrative Expenses and Mortality and Expense Risk Charge: .95% on an annual basis.

  Early Withdrawal Charge: A declining charge of up to 7% on amounts for the first seven years after each purchase payment is received. (THERE IS NO EARLY WITHDRAWAL CHARGE FOR FINANCIAL FREEDOM ACCOUNT AND ENHANCED NON-QUALIFIED PREFERENCE PLUS CONTRACTS FOR (S)457(F) DEFERRED COMPENSATION PLANS, (S)451 DEFERRED FEE ARRANGEMENTS, (S)451 DEFERRED COMPENSATION PLANS AND (S)457(E)(11) SEVERANCE AND DEATH BENEFIT PLANS.)

  Metropolitan Series Fund, Inc.:  Management fees and other expenses.

  Calvert Social Balanced Portfolio: Management fees and other expenses.

  Calvert Social Mid Cap Growth Portfolio: Management fees and other expenses.

  Fidelity Variable Insurance Products Funds: Management fees and other expenses.

                                    FFA-10

 ...............................................................

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES (PAGES FFA-28-30)

  A withdrawal or transfer may not result in an early withdrawal charge. Provisions are more fully described within this Prospectus. A summary appears below.

  (a) Withdrawals or transfers without a charge for All Markets:

    Item 1--Transfers among investment divisions or to the Fixed Interest
    Account.

    Item 2--Withdrawals that represent purchase payments made over seven years ago.

    Item 3--Free Corridor

    Item 4--Free Look

    Item 5--Certain Income Annuities

    Item 6--Death Benefit

    Item 7--Mandated Withdrawals under Federal law

    Item 9--Disability

  (b) Withdrawals or Transfers without a charge for the Non-Qualified market-- (in addition to (a) above):

    Item 10--Retirement

    Item 11--Separation from Service

  (c) Withdrawals or transfers without a charge for the 403(b) and 403(a) markets--(in addition to (a) above):

    Item 8--Systematic Termination

    Item 10--Retirement

    Item 11--Separation from Service

    Item 12--Plan Termination

    Item 13--Hardship

    Item 14--Pre-Approved Investment Vehicles

    Item 15--Pre-Approved Plan Provison

  (d) Withdrawals or Transfers without a charge for the Public Employee Deferred Compensation Market--(in addition to (a) above):

    Item 8--Systematic Termination

    Item 10--Retirement

    Item 11--Separation from Service

    Item 12--Plan Termination

    Item 13--Hardship

    Item 14--Pre-Approved Investment Vehicles

DEATH BENEFIT (PAGES FFA-30-31)

  Each Contract (other than the Enhanced Non-Qualified Preference Plus Contract for (S)457(f), deferred compensation plans, (S)451 deferred fee arrangements,
(S)451 deferred compensation plans, and (S)457(e)(11) severance and death benefit plans) offers a death benefit that guarantees certain payments in case of your death even if the Account Balance has fallen below that amount.

INCOME ANNUITIES (PAGE FFA-32)

  You may use your money to obtain payments guaranteed for life or for certain other periods (an annuity). These payments may be either for specified, fixed amounts or for amounts that can go up or down based on the investment performance of a choice of investment options in the Separate Account ("variable income option"). You may purchase an Income Annuity if you did not have a Contract during the accumulation period. Your Income Annuity is subject to various charges. (See "Income Annuities--Deductions and Charges," page FFA-34.)

                                     FFA-11

        ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION BY CONTRACT
          (For an accumulation unit outstanding throughout the period)

          The following information has been derived from the Separate Account's full financial statements, which statements are annually audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing with the full financial statements and related notes in the Statement of Additional Information or as previously stated in earlier reports.

                                                                                                             Number of
    Enhanced TSA, Enhanced                                    Accumulation          Accumulation            Accumulation
Non-Qualified and Enhanced 403(a)                              Unit Value             Unit Value         Units End of Year
   Preference Plus Contracts(a)                    Year    Beginning of Year         End of Year           (in thousands
---------------------------------                  ----    -----------------        ------------         -----------------
State Street Research                              1997         $30.13                 $32.77                   314
Income Division                                    1996          29.36                  30.13                   272
                                                   1995          24.79                  29.36                   213
                                                   1994          25.83                  24.79                   155
                                                   1993          23.43                  25.83                   111
                                                   1992          22.12                  23.43                    51
                                                   1991          19.02                  22.12                     3
                                                   1990          17.91(b)               19.02                     0
State Street Research                              1997          28.11                  33.57                   515
Diversified Division                               1996          24.78                  28.11                   365
                                                   1995          19.69                  24.78                   333
                                                   1994          20.51                  19.69                   241
                                                   1993          18.36                  20.51                   125
                                                   1992          16.93                  18.36                    28
                                                   1991          13.68                  16.93                     3
                                                   1990          14.34(b)               13.68                     0
MetLife Stock Index Division                       1997          24.83                  32.50                 2,504
                                                   1996          20.44                  24.83                 1,648
                                                   1995          15.07                  20.44                 1,062
                                                   1994          15.04                  15.07                   631
                                                   1993          13.86                  15.04                   507
                                                   1992          13.02                  13.86                   260
                                                   1991          10.13                  13.02                     0
                                                   1990          10.85(b)               10.13                     0
State Street Research                              1997          47.19                  60.00                   656
Growth Division                                    1996          38.99                  47.19                   436
                                                   1995          29.57                  38.99                   324
                                                   1994          30.85                  29.57                   197
                                                   1993          27.22                  30.85                   123
                                                   1992          24.63                  27.22                    47
                                                   1991          18.67                  24.63                     7
                                                   1990          21.66(b)               18.67                     0
Janus Mid Cap Division                             1997          10.00(h)               12.72                   167
Loomis Sayles High Yield Bond Division             1997          10.00(h)               10.53                    49
State Street Research                              1997          35.98                  38.02                 1,572
Aggressive Growth Division                         1996          33.72                  35.98                 1,396
                                                   1995          26.29                  33.72                   997
                                                   1994          27.05                  26.29                   625
                                                   1993          22.26                  27.05                   358
                                                   1992          20.37                  22.26                   134
                                                   1991          12.35                  20.37                     7
                                                   1990          14.85(b)               12.35                     0

                                     FFA-12

                                                                                                              Number of
    Enhanced TSA, Enhanced                                   Accumulation             Accumulation          Accumulation
Non-Qualified and Enhanced 403(a)                             Unit Value               Unit Value         Units End of Year
  Preference Plus Contracts(a)                     Year     Beginning of Year          End of Year          in thousands)
---------------------------------                  ----     -----------------         ------------        -----------------
T. Rowe Price Small Cap Growth Division            1997          10.00(h)                11.79                  279
Scudder Global Equity Division                     1997          10.00(h)                10.88                  120
Santander International Stock Division             1997          13.99                   13.54                  853
                                                   1996          14.38                   13.99                  868
                                                   1995          14.40                   14.38                  814
                                                   1994          13.84                   14.40                  558
                                                   1993           9.45                   13.84                  191
                                                   1992          10.63                    9.45                   50
                                                   1991          10.00(c)                10.63                    4
Calvert Social Balanced Division                   1997          17.08                   20.32                  225
                                                   1996          15.31                   17.08                  179
                                                   1995          11.91                   15.31                  129
                                                   1994          12.43                   11.91                   90
                                                   1993          11.62                   12.43                   66
                                                   1992          10.90                   11.62                   27
                                                   1991          10.00(d)                10.90                    2
Calvert Social Mid Cap Growth Division             1997          16.81                   20.58                   80
                                                   1996          15.80                   16.81                   57
                                                   1995          11.43                   15.80                   18
                                                   1994          12.81                   11.43                    2
                                                   1993          12.03                   12.81                    1
                                                   1992          10.78(e)                12.03                    0
Fidelity Money Market Division(f)                  1997          11.85                   12.24                    0
                                                   1996          11.46                   11.85                    0
                                                   1995          11.02                   11.46                    0
                                                   1994          10.72                   11.02                   12
                                                   1993          10.50                   10.72                    0
                                                   1992          10.33                   10.50                    0

Fidelity Equity-Income Division                    1997          23.99                   30.45                2,476
                                                   1996          21.19                   23.99                1,775
                                                   1995          15.84                   21.19                1,200
                                                   1994          15.02                   15.84                  513
                                                   1993          12.83                   15.02                  195
                                                   1992        11.75(e)                  12.83                   27

Fidelity Growth Division                           1997          23.95                   29.30                2,249
                                                   1996          21.08                   23.95                1,757
                                                   1995          15.72                   21.08                1,218
                                                   1994          15.87                   15.72                  641
                                                   1993          13.43                   15.87                  290
                                                   1992        12.05(e)                  13.43                   93
Fidelity Overseas Division                         1997          16.08                   17.77                  647
                                                   1996          14.34                   16.08                  397
                                                   1995          13.20                   14.34                  197
                                                   1994          13.10                   13.20                   93
                                                   1993           9.63                   13.10                   27
                                                   1992        11.22(e)                   9.63                    4

                                    FFA-13


------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
    Enhanced TSA, Enhanced                           Accumulation           Accumulation              Accumulation
Non-Qualified and Enhanced 403(a)                     Unit Value             Unit Value             Units End of Year
  Preference Plus Contracts(a)            Year     Beginning of Year         End of Year             (in thousands)
----------------------------------        ----     -----------------        ------------             ---------------
Fidelty Investment Grade Bond Division    1997          14.46                 15.62                       235
                                          1996          14.15                 14.46                       165
                                          1995          12.17                 14.15                        89
                                          1994          12.77                 12.17                        24
                                          1993          11.62                 12.77                         7
                                          1992          10.99(e)              11.62                         1

Fidelty Asset Manager Division            1997          17.52                 20.94                     1,346
                                          1996          15.44                 17.52                     1,118
                                          1995          13.32                 15.44                     1,066
                                          1994          14.32                 13.32                       728
                                          1993          11.94                 14.32                       292
                                          1992          11.23(e)              11.94                        81

  In addition to the above mentioned Accumulation Units, there were cash reserves of $14,503,548 as of December 31, 1997 applicable to income Annuities (including those not described in this Prospectus) receiving annuity payouts.

--------------------------------------------------------------------------------

                     ENHANCED TSA, ENHANCED NON-QUALIFIED
                 AND ENHANCED 403(a) PREFERENCE PLUS CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES

                           [LINE GRAPH APPEARS HERE]

                                                     1990           1991       1992       1993      1994     1995    1996    1997
State Street Research Income                         19.02         22.12       23.43      25.83     24.79    29.36   30.13   32.77
State Street Research Diversified                    13.68         16.93       18.36      20.51     19.69    24.78   28.11   33.57
MetLife Stock Index                                  10.13         13.02       13.86      15.04     15.07    20.44   24.83    32.5
State Street Research Growth                         18.67         24.63       27.22      30.85     29.57    38.99   47.19      60
Janus Mid Cap                                                                                                                12.72
Loomis Sayles High Yield Bond                                                                                                10.53
State Street Research Aggressive Growth              12.35         20.37       22.26      27.05     26.29    33.72   35.98   38.02
T.Rowe Price Small Cap Growth                                                                                                11.79
Scudder Global Equity                                                                                                        10.88
Santander International Stock                                      10.63         9.45     13.84      14.4    14.38   13.99   13.54
Calvert Social Balanced                                             10.9        11.62     12.43     11.91    15.31   17.08   20.32
Calvert Social Mid Cap Growth                                                   12.03     12.81     11.46     15.8   16.81   20.58


                                    FFA-14

                     ENHANCED TSA, ENHANCED NON-QUALIFIED
                 AND ENHANCED 403(a) PREFERENCE PLUS CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES

                           [BAR GRAPH APPEARS HERE]

                                   1991            1992            1993            1994            1995            1996         1997
Fidelity Money Market             10.22            10.5           10.72           11.02           11.46           11.85        12.24
Fidelity Equity Income                            12.83           15.02           15.84           21.08           23.99        30.45
Fidelity Growth                                   13.43           15.87           15.72           21.08           23.95         29.3
Fidelity Overseas                                  9.63            13.1            13.2           14.34           16.08        17.77
Fidelity Investment Grade Bond                    11.62           12.77           12.17           14.15           14.46        15.62
Fidelity Asset Manager                            11.94           14.32           13.32           15.44           17.52        20.94

----------------------------------------------------------------------------------------------------------------------
                                                            Accumulation                                Accumulation
                                                             Unit Value        Accumulation                 Units
                                                            Beginning of        Unit Value               End of Year
Financial Freedom Account Contracts             Year            Year            End of Year             (in thousands)
-----------------------------------             ----      ----------------     ------------            ---------------
State Street Research Income Division           1997           $30.13             $32.77                        5
                                                1996            29.36(g)           30.13                        0
State Street Research Diversified Division      1997            28.11              33.57                       20
                                                1996            24.78(g)           28.11                        0
MetLife Stock Index Division                    1997            21.18              27.72                      799
                                                1996            17.43              21.18                      514
                                                1995            12.86              17.43                      310
                                                1994            12.83              12.86                      226
                                                1993            11.82              12.83                      150
                                                1992            11.11              11.82                    1,999
                                                1991            10.00(c)           11.11                    2,181
State Street Research Growth Division           1997            47.19              60.00                       32
                                                1996            38.99(g)           47.19                        0
Janus Mid Cap Division                          1997            10.00(h)           12.72                       52
Loomis Sayles High Yield Bond Division          1997            10.00(h)           10.53                        8
State Street Research                           1997            35.98              38.02                       14
Aggressive Growth Division                      1996            33.72(g)           35.98                        3
T. Rowe Price Small Cap Growth Division         1997            10.00(h)           11.79                      108
Scudder Global Equity Division                  1997            10.00(h)           10.88                       56
Santander International Stock Division          1997            13.99              13.54                       10
                                                1996            14.38(g)           13.99                        0
Calvert Social Balanced Division                1997            17.11              20.35                      162
                                                1996            15.34              17.11                      120
                                                1995            11.93              15.34                       82
                                                1994            12.45              11.93                       56
                                                1993            11.63              12.45                       35
                                                1992            10.91              11.63                       22
                                                1991            10.00(c)           10.91                        0
Calvert Social Mid Cap Growth Division          1997            16.81              20.58                      118
                                                1996            15.80              16.81                      108
                                                1995            11.43              15.80                       62
                                                1994            12.81              11.43                       44
                                                1993            12.03              12.81                       29
                                                1992            10.67              12.03                       16
                                                1991            10.00(c)           10.67                        0
----------------------------------------------------------------------------------------------------------------------

                                    FFA-15
11\9\98


                                                             Accumulation                                Accumulation
                                                              Unit Value              Accumulation           Units
                                                             Beginning of              Unit Value         End of Year
Financial Freedom Account Contracts               Year           Year                  End of Year       (in thousands
-----------------------------------               ----      --------------            ------------       -------------
Fidelity Money Market Division                    1997          11.85                    12.24                  81
                                                  1996          11.46                    11.85                 101
                                                  1995          11.02                    11.46                  41
                                                  1994          10.72                    11.02                  26
                                                  1993          10.50                    10.72                  19
                                                  1992          10.22                    10.50                  12
                                                  1991          10.00(c)                 10.22               1,146
Fidelity Equity-Income Division                   1997          23.99                    30.45                 906
                                                  1996          21.19                    23.99                 659
                                                  1995          15.84                    21.19                 445
                                                  1994          15.02                    15.84                 270
                                                  1993          12.83                    15.02                 165
                                                  1992          11.07                    12.83                  66
                                                  1991          10.00(c)                 11.07                   4
Fidelity Growth Division                          1997          23.95                    29.30               1,317
                                                  1996          21.08                    23.95               1,058
                                                  1995          15.72                    21.08                 762
                                                  1994          15.87                    15.72                 508
                                                  1993          13.43                    15.87                 317
                                                  1992          12.40                    13.43                 136
                                                  1991          10.00(c)                 12.40                  30
Fidelity Overseas Division                        1997          16.08                    17.77                 508
                                                  1996          14.34                    16.08                 365
                                                  1995          13.20                    14.34                 259
                                                  1994          13.10                    13.20                 197
                                                  1993           9.63                    13.10                  98
                                                  1992          10.89                     9.63                  24
                                                  1991          10.00(c)                 10.89                   4
Fidelity Investment Grade Bond Division           1997          14.46                    15.62                 170
                                                  1996          14.15                    14.46                 133
                                                  1995          12.17                    14.15                 115
                                                  1994          12.77                    12.17                  72
                                                  1993          11.62                    12.77                  46
                                                  1992          11.00                    11.62                  25
                                                  1991          10.00(c)                 11.00                   2
Fidelity Asset Manager Division                   1997          17.52                    20.94                 816
                                                  1996          15.44                    17.52                 742
                                                  1995          13.32                    15.44                 600
                                                  1994          14.32                    13.32                 511
                                                  1993          11.94                    14.32                 309
                                                  1992          10.78                    11.94                 111
                                                  1991          10.00(c)                 10.78                  12


       In addition to the above mentioned Accumulation Units, there were cash reserves of $14,503,548 as of December 31, 1997 applicable to Income Annuities (including those not described in this Prospectus) receiving annuity payouts.



                                    FFA-16

------------------
(a) Not all investment divisions are offered under the various Enhanced Preference Plus Contracts. See "Your Investment Choices," page FFA-19.
(b) Inception Date July 2, 1990.
(c) Inception Date July 1, 1991. Sales commenced for Enhanced Non-Qualified Preference Plus Contracts for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans, and (S)451
    (e)(11) severance and death benefit plans in 1991.
(d) Inception Date May 1, 1991.
(e) Inception Date May 1, 1992.
(f) No longer offered under the Enhanced Preference Plus Contracts.
(g) Inception Date May 1, 1996.
(h) Inception Date March 3, 1997.

                      FINANCIAL FREEDOM ACCOUNT CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES

                           [BAR GRAPH APPEARS HERE]

                                                1991        1992       1993        1994        1995        1996        1997
State Street Research Income                                                                               30.13       32.77
State Street Research Diversified                                                                          28.11       33.57
MetLife Stock Index                             11.11       11.82      12.83       12.86       17.43       21.18       27.72
State Street Research Growth                                                                               47.19        60
Janus Mid Cap                                                                                                          12.72
Loomis Sayles High Yield Bond                                                                                          10.53
State Street Research Aggressive Growth                                                                    35.98       38.02
T. Rowe Price Small Cap Growth                                                                                         11.79
Scudder Global Equity                                                                                                  10.88
Santander International Stock                                                                              13.99       13.54


                      FINANCIAL FREEDOM ACCOUNT CONTRACTS
                        ENDING ACCUMULATION UNIT VALUES

                           [BAR GRAPH APPEARS HERE]

                                                1991        1992       1993        1994        1995        1996        1997
Calvert Social Balanced                         10.91       11.63      12.45       11.93       15.34       17.11       20.35
Calvert Social Mid Cap Growth                   10.67       12.03      12.81       11.43        15.8       16.81       20.58
Fidelity Money Market                           10.22        10.5      10.72       11.02       11.46       11.85       12.24
Fidelity Equity-Income                          11.07       12.83      15.02       15.84       21.19       23.99       30.45
Fidelity Growth                                  12.4       13.43      15.87       15.72       21.08       23.95        29.3
Fidelity Overseas                               10.89        9.63       13.1        13.2       14.34       16.08       17.77
Fidelity Investment Grade Bond                     11       11.62      12.77       12.17       14.15       14.46       15.62
Fidelity Asset Manager                          10.78       11.94      14.32       13.32       15.44       17.52       20.94


Financial Statements

     The financial statements for the Separate Account and MetLife are in the Statement of Additional Information and are available upon request from MetLife.

11/9/98                             FFA-17

 ...............................................................


OUR COMPANY AND THE SEPARATE ACCOUNT
 ................................................................................

WHO IS METLIFE?

  We are a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were formed in 1868 in New York and operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, serving millions of people, is one of the largest financial services companies in the world with many of the largest United States corporations for its clients. As of December 31, 1997, we had approximately $330.3 billion in assets under management.

WHAT IS THE SEPARATE ACCOUNT?

  We organized the Separate Account on September 27, 1983. It is an investment account that we maintain separate from our other assets. It is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. All income, gains and losses, whether or not realized, from the Separate Account's assets are credited to or charged against the Separate Account, without regard to our other business. In other words, the Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. Our obligation to honor all of our promises under the Contracts and Income Annuities is not limited by the amount of assets in the Separate Account.

                                     FFA-18

         SECTION I: THE DEFERRED CONTRACTS DESCRIBED IN THIS PROSPECTUS

WHAT ARE THE CONTRACTS?

  The Contracts offer you the choice of an account that pays interest guaranteed by MetLife (the Fixed Interest Account) or an account offering a range of investment choices where performance is not guaranteed. The Contracts are called "annuities" since they offer a variety of payment options, including guaranteed income for life.

  We offer many types of Contracts to meet your needs. These Contracts include Tax Sheltered Annuities (TSAs) under (S)403(b) of the Internal Revenue Code ("Code"), Qualified Annuity Plans (403(a)) under (S)403(a), Tax Deferred Annuities (Non-Qualified) under (S)72, Individual Retirement Annuities (IRAs) under (S)408(b), Public Employee Deferred Compensation (PEDC) under (S)457, Tax Deferred Annuities (Non-Qualified) under (S)72 for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans, (S)457(e)(11) severance and death benefit plans, and Tax Deferred Annuities (Non-Qualified) under (S)72 for (S)415(m) qualified governmental excess benefit arrangements. These are group Contracts offered to an employer, association, trust or other group for its employees, members, participants or independent contractors or employees of the grantor of the trust. These Contracts may be issued to a bank that does nothing but hold them as contractholder. Enhanced Non-Qualified Contracts for (S)457(e)(11) severance and death benefit plans are no longer currently offered for purchase.

  This Prospectus covers two categories of Contracts: certain Enhanced Preference Plus Contracts and FFA Contracts (the latter being available only to a limited number of TSA plans, (S)403(a) plans, (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans,
(S)457(e)(11) severance and death benefit plans and (S)415(m) qualified governmental excess benefit arrangements). Make sure you read the descriptions that apply to your Contract. The Contracts have a reduced general administrative expenses and mortality and expense risk charge as a result of reduced administration expenses. Differences between the Contracts include what investment choices are available, what rights you have to withdraw or transfer money, and a number of other features.

  The following sections of this Prospectus will describe in more detail the investment options, minimum and maximum purchase payments, how the value of your Contract is determined, withdrawal and transfer rights, death benefits, charges and expenses, income options and many other important features. It will occasionally refer to the Fixed Interest Account. However, this Prospectus does not describe that account.

MAY THE CONTRACTS BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. If your purchase payments are made under a retirement plan, the Contract may provide that all or some of your rights as described in this Prospectus are subject to the terms of the plan. You should consult the plan document to determine whether there are any provisions under your plan that may limit or affect the exercise of your rights under the Contract. Rights that may be affected include those concerning purchase payments, withdrawals, transfers, the death benefit and income annuity types. For example, if part of your Account Balance represents non-vested employer contributions, you may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include all or part of the employer contributions. The Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. The Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. Your Contract will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

YOUR INVESTMENT CHOICES
 ................................................................................

WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?

  The investment choices are provided through our Separate Account. Divisions available for new investments for the Enhanced Preference Plus Contracts are the State Street Research Income, State Street Research Diversified, State Street Research Growth, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Calvert Social Balanced, Calvert Social Mid Cap Growth, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions. In some cases, the Fidelity Equity-Income, Growth, Overseas, Investment Grade Bond and Asset Manager Divisions are also available for the Enhanced Preference Plus Contracts. Divisions available for the FFA Contracts are the MetLife Stock Index, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell

11/9/98                              FFA-19

 ...............................................................

2000 Index and T. Rowe Price Large Cap Growth Divisions, and both Calvert Divisions and the five Fidelity Divisions. In some cases, the State Street Research Income, State Street Research Diversified, State Street Research Growth, State Street Research Aggressive Growth and Santander International Stock Divisions and the Fidelity Money Market Division are also available for the FFA Contracts. Your employer, association or group may have limited the number of available divisions. Your Contract will indicate the divisions available to you when we issued it. We may add or eliminate divisions for some or all persons.

  The divisions do not invest directly in stocks, bonds or other investments. Instead they buy and sell shares of mutual fund portfolios that in turn do the investing. The portfolios are part of the Metropolitan Fund, the Calvert Variable Series, Inc., and the Fidelity VIP and VIPII Funds as shown on page 1. All dividends declared by any of the portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Contracts. No sales or redemption charges apply to our purchase or sale through the Separate Account of these mutual fund shares. These mutual funds are available only through the purchase of annuities and life insurance policies and are never sold directly to the public. These mutual funds are "series" types of funds registered with the Securities and Exchange Commission as "open-end management investment companies" under the 1940 Act. Except for the Janus Mid Cap, Calvert Social Balanced and Calvert Social Mid Cap Growth Portfolios, each fund is "diversified" under the 1940 Act. Each division invests in shares of a comparably named portfolio.

  A summary of the investment objectives of the currently available portfolios is as follows:

State Street Research Income Portfolio: Seeks a) the highest possible return, by combining current income with capital gains, consistent with prudent investment risk, and b) secondarily, the preservation of capital by investing at least 75% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization, or of comparable quality.

State Street Research Diversified Portfolio: Seeks a high total return while attempting to limit investment risk and preserve capital by investing portions of its assets in: equity securities of the type that can be purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments.

MetLife Stock Index Portfolio: Seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") by normally investing most of its assets in common stocks included in the S&P 500 Index.

State Street Research Growth Portfolio: Seeks long-term growth of capital and income, and moderate current income. Generally, the greatest portion of the Portfolio's assets will be invested in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.

Janus Mid Cap Portfolio: Seeks to provide long-term growth of capital by normally investing at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

Loomis Sayles High Yield Bond Portfolio: Seeks high total investment return through a combination of current income and capital appreciation by normally investing at least 65% of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds").

State Street Research Aggressive Growth Portfolio: Seeks maximum capital appreciation by generally investing most of its assets in the common stocks and other securities convertible into or carrying the right to acquire common stocks of less mature companies with the potential for rapid growth and companies whose unusual circumstances have not been fully recognized.

T. Rowe Price Small Cap Growth Portfolio: Seeks long-term capital growth by normally investing at least 65% of its total assets in a diversified group of small capitalization companies.

Scudder Global Equity Portfolio: Seeks to provide long-term growth of capital by generally investing most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter.

Santander International Stock Portfolio: Seeks long-term growth of capital by normally investing at least 65% of its net assets in equity securities of established large capitalization foreign (non-U.S. domiciled) companies with attractive long-term prospects for growth of capital.

Harris Oakmark Large Cap Value Portfolio: To achieve long-term capital appreciation. The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies.

Lehman Brothers Aggregate Bond Index Portfolio: To equal the performance of the Lehman Brothers Aggregate Bond Index. The Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

11/9/98                              FFA-20

 ...............................................................


 ...............................................................

Morgan Stanley EAFE Index Portfolio: To equal the return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE Index.

Neuberger&Berman Partners Mid Cap Value Portfolio: To achieve capital growth. The Portfolio will normally invest at least 65% of its total assets in common stocks of mid capitalization companies.

Russell 2000 Index Portfolio: To equal the return of the Russell 2000 Index. The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.

T. Rowe Price Large Cap Growth Portfolio: To achieve long-term growth of capital, and, secondarily, dividend income. The Portfolio will invest at least 65% of its total assets in a diversified group of large capitalization growth companies.

Calvert Social Balanced Portfolio: To achieve a total return above the rate of inflation through an actively managed, non-diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Social Balanced Portfolio.

Calvert Social Mid Cap Growth Portfolio: To achieve long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities of mid-sized companies.

Fidelity's VIP Money Market Portfolio: To achieve as high a level of current income as is consistent with preserving capital and providing liquidity.

Fidelity's VIP Equity-Income Portfolio: To achieve reasonable income by investing primarily in income-producing equity securities.

Fidelity's VIP Growth Portfolio: To achieve capital appreciation.

Fidelity's VIP Overseas Portfolio: To achieve long-term growth of capital primarily through investments in foreign securities.

Fidelity's VIPII Investment Grade Bond Portfolio: To achieve as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

Fidelity's VIPII Asset Manager Portfolio: To achieve high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

  Each of the currently available Metropolitan Fund Portfolios pays us, the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers Aggregate Bond Index, MetLife Stock Index and Russell 2000 Index Portfolios, we receive monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the Morgan Stanley EAFE Index Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .30% of the average daily assets of the aggregate net assets of the Portfolio. For providing investment management services to the State Street Research Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .50% of such assets on the next $500 million and .45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Income Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .35% of the average daily value of the aggregate net assets up to $250 million, .30% of such assets on the next $250 million and .25% of such assets on amounts over $500 million. For providing investment management services to the State Street Research Diversified Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .45% of such assets on the next $500 million and .40% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Aggressive Growth Portfolio, we receive monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Income, State Street Research Diversified, State Street Research Growth and State Street Research Aggressive Growth Portfolios.



  For providing investment management services to the Santander International Stock Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. Effective on or about November 9, 1998, Santander Global Advisors, Inc., of which MetLife owns 25% of the outstanding common stock, became the sub-investment manager for the Santander International Stock Portfolio.

11/9/98                              FFA-21

 ...............................................................

  For providing investment management services to the Loomis Sayles High Yield Bond Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. Loomis, Sayles & Company, L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Loomis Sayles High Yield Bond Portfolio. For providing investment management services to the Janus Mid Cap Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .70% of such assets on the next $400 million and .65% of such assets on amounts in excess of $500 million. Janus Capital Corporation is the sub-investment manager for the Janus Mid Cap Portfolio. For providing investment management services to the T. Rowe Price Small Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .55% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .50% of such assets on the next $300 million and .45% of such assets in excess of $400 million. For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million and .60% of such assets in excess of $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios.

  For providing investment management services to the Scudder Global Equity Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .90% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, .55% of such assets on the next $50 million, .50% of such assets on the next $400 million and .475% of such assets on amounts in excess of $500 million. Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.) is the sub-investment manager for the Scudder Global Equity Portfolio.

  For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

  For providing investment management services to the Neuberger&Berman Partners Mid Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .675% of such assets on the next $250 million, .65% of such assets on the next $500 million, .625% of such assets on the next $750 million and .60% of such assets over $1.6 billion. Neuberger&Berman Management Incorporated is the sub-investment manager for the Neuberger&Berman Partners Mid Cap Value Portfolio.

  Sub-investment management services are provided to us and we pay fees for such services according to contracts between us and each of the sub-investment managers. Sub-investment management fees are solely our responsibility, not that of the Metropolitan Fund.

  Similarly, the Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment adviser, a base monthly investment advisory fee equivalent to an annual rate of .70% of the first $500 million of the average daily net assets of the Calvert Social Balanced Portfolio, .65% of the next $500 million and .60% of the remainder. In addition, the Calvert Social Balanced Portfolio pays Calvert a performance fee adjustment based on the extent to which performance of the Calvert Social Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index as follows:

PERFORMANCE                                                          PERFORMANCE
VERSUS THE                                                               FEE
LIPPER BALANCED FUNDS INDEX                                          ADJUSTMENT
---------------------------                                          -----------
at least 6%, but less than 12%......................................    .05%
at least 12%, but less than 18%.....................................    .10%
more than 18%.......................................................    .15%

  Payment by the Calvert Social Balanced Portfolio of the performance adjustment will be conditioned on: (1) the performance of the Portfolio as a whole having exceeded the Lipper Balanced Funds Index; and (2) payment of the performance adjustment not causing the Calvert Social Balanced Portfolio's performance to fall below the Lipper Balanced Funds Index.

  Calvert pays sub-investment advisory fees to NCM Capital Management Group, Inc. consisting of a base fee and a performance fee adjustment based on the extent to which performance of the Calvert Social Balanced Portfolio exceeds or trails the Lipper Balanced Funds Index. These fees are solely the responsibility of Calvert, not the Calvert Social Balanced Portfolio.

  The Calvert Social Mid Cap Growth Portfolio pays Calvert, the Calvert Social Mid Cap Growth Portfolio's investment advisor, a monthly investment advisory fee

11/9/98                              FFA-22

 ...............................................................


equivalent to an annual rate of .80% of the Portfolio's average daily net assets. In addition, the Calvert Social Mid Cap Growth Portfolio will pay Calvert a performance fee adjustment based on the extent to which performance of the Calvert Social Mid Cap Growth Portfolio exceeds or trails the Standard & Poor's 400 Mid-Cap Index (S&P 400 Mid-Cap Index) as follows:

                                                                     PERFORMANCE
PERFORMANCE VERSUS THE                                                   FEE
S&P 400 MID-CAP INDEX                                                ADJUSTMENT
----------------------                                               -----------
less than 10%.......................................................    0.00%
at least 10%, but less than 25%.....................................    0.01%
at least 25%, but less than 40%.....................................    0.03%
40% or more.........................................................    0.05%

  Calvert pays sub-investment advisory fees to Brown Capital Management, Inc. consisting of a base fee and a performance fee adjustment based on the extent to which performance of the Calvert Social Mid Cap Growth Portfolio exceeds or trails the S&P 400 Mid-Cap Index. These fees are solely the responsibility of Calvert, not the Calvert Social Mid Cap Growth Portfolio.

  Fidelity's VIP Equity-Income, VIP Growth, VIP Overseas and VIPII Asset Manager Portfolios pay FMR an investment management fee which is the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR (this rate cannot rise above .52%, and it drops as total assets under management increase) and an individual fee of .20% for Fidelity's VIP Equity-Income Portfolio, .30% for Fidelity's VIP Growth Portfolio, .45% for Fidelity's VIP Overseas Portfolio and 25% for Fidelity's VIPII Asset Manager Portfolio of the average net assets throughout the month. FMR pays sub-investment management fees to Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. for Fidelity's VIP Overseas and VIPII Asset Manager Portfolios and to Fidelity International Investment Advisors for Fidelity's VIP Overseas Portfolio, but these fees are the sole responsibility of FMR, not the Fidelity VIP or VIPII Funds. Fidelity's VIP Money Market Portfolio and VIPII Investment Grade Bond Portfolio pay FMR an investment management fee which is also the sum of a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR and an individual rate. The group fee cannot rise above .37% and it drops as total assets under management increase, and the individual rate is .03% and .30%, of Fidelity's VIP Money Market and VIPII Investment Grade Bond Portfolios' average net assets throughout the month, respectively. In addition to the sum of the group and individual fee rates, Fidelity's VIP Money Market Portfolio's fee may be affected by an income component. If the portfolio's gross yield is 5% or less, the sum of the group and individual fee rate is the management fee. The income-based component is added to the basic fee only when the portfolio's yield is greater than 5%. The income-based fee is 6% of that portion of the portfolio's yield that represents a gross yield of more than 5% per year. The maximum income-based component is .24%. FMR pays a sub-investment management fee to Fidelity Investments Money Management, Inc. (formerly FMR Texas) Inc. for Fidelity's VIP Money Market Portfolio, but these fees are the sole responsibility of FMR, not the Fidelity VIP or VIPII Funds.

  The Metropolitan Fund, the Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and the Fidelity VIP and VIPII Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund's prospectus is attached at the end of this prospectus. The Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and Fidelity VIP and VIPII Funds' prospectuses are given out separately to those investors to whom these investment choices are offered. The Statements of Additional Information are available upon request.

  See "The Fund and its Purpose," in the prospectus for the Metropolitan Fund for a discussion of the different separate accounts of MetLife and Metropolitan Tower Life Insurance Company that invest in the Metropolitan Fund and the risks related to that arrangement. See "Purchase and Redemptions of Shares," in the prospectuses for the Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth Portfolio and "The Fund and the Fidelity Organization" in the prospectus for the Fidelity VIP and VIPII Funds for a discussion of the different separate accounts of the various insurance companies that invest in these funds and the risks related to those arrangements.

PURCHASE PAYMENTS
 ...............................................................................

ARE THERE SPECIAL RULES CONCERNING THE FIRST PAYMENT AND OTHER ADMINISTRATIVE DETAILS THAT YOU SHOULD KNOW?

  Yes. All purchase payments and all requests you may have concerning the Contracts, like a change in beneficiary, should be sent to one of our "Designated Office(s)." We will provide you with information indicating which Designated Office to contact regarding various matters and the addresses of these Offices. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment credited to you, we must receive it and completed documentation. We will provide the appropriate forms. Your employer or the group in which

                                    FFA-23

 ...............................................................


you are a participant or member must also identify you to us on their reports to us and tell us how your purchase payments should be allocated among the investment divisions and the Fixed Interest Account.

  Your first purchase payment is normally credited to you within two days of receipt at our Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree or we cannot reach you by the fifth business day, your purchase payment will be returned immediately.

  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received
(1) on a day when the accumulation unit value (discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases, the purchase payments will be effective the next day the accumulation unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  There are no minimum purchase payments except for the Enhanced Non-Qualified Preference Plus Contract for (S)457(f), deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457(e)(11) severance and death benefit plans. Under this Contract, we may require each purchase payment to be at least $2,000, and total purchase payments must be at least $15,000 for the first contract year. (Depending on underwriting and plan requirements, the first Contract Year is the initial three to fifteen month period the Contract is in force; thereafter, it is each subsequent twelve month period.) During subsequent Contract Years, we may require that purchase payments made under this Contract must be at least $5,000.

  We may reject purchase payments over $500,000. Your purchase payments may also be limited by the Federal tax laws.

HOW ARE PURCHASE PAYMENTS ALLOCATED?

  You decide how a purchase payment is allocated among the Fixed Interest Account and the investment divisions of the Separate Account available to your Contract. Allocation changes for new purchase payments will be made upon our receipt of your notification of changes. You may also specify a day, as long as it is within 30 days after we receive the request.

ARE THERE ANY LIMITS ON SUBSEQUENT PURCHASE PAYMENTS?

  You may generally make purchase payments at any time before the date income payments begin except as limited by the Federal tax laws. We may limit your ability to make purchase payments after you have made a withdrawal based on termination of employment. No additional purchase payments may be made after commencement of a systematic termination (from both the Fixed Interest and Separate Accounts), described below, until we receive written notice that you request cancellation of the systematic termination.

  In order to comply with regulatory requirements in the Oregon, we may limit the ability of an Oregon resident to make purchase payments (1) after the Contract has been held for more than three years, if the Contract was issued after age 60 or (2) after age 63, if the Contract was issued before age 61.

DETERMINING THE VALUE OF YOUR SEPARATE ACCOUNT INVESTMENT
 ................................................................................

WHAT IS AN ACCUMULATION UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "accumulation units." When you make purchase payments or transfers into an investment division, you are credited with accumulation units. When you request a withdrawal or a transfer of money from an investment division, accumulation units are liquidated. In either case, the number of accumulation units you gain or lose is determined by taking the amount of the purchase payment, transfer or withdrawal and dividing it by the value of an accumulation unit on the date the transaction occurs. For example, if an accumulation unit is $10.00 and a $500 purchase payment is made, the number of accumulation units credited is 50 ($500 divided by $10 = 50). We calculate accumulation units separately for each investment division of the Separate Account.

HOW IS AN ACCUMULATION UNIT VALUE CALCULATED?

  We calculate accumulation unit values once a day on every day the New York Stock Exchange is open for trading. We call the time between the two consecutive accumulation unit value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments, transfers and withdrawals are valued as of the end of the Valuation Period during which the transaction occurred. The accumulation unit values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate

                                     FFA-24

 ...............................................................


Account expenses, accumulation unit values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses, accumulation unit values will go down.

  We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge not to exceed .000025905 (the daily equivalent of an effective annual rate of .95%) for the Contracts for each day in the Valuation Period. This charge is to cover the general administrative expenses and the mortality and expense risk we assume under the Contracts.

  To calculate an accumulation unit value we multiply the experience factor for the Valuation Period by the last previously calculated accumulation unit value. For example, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was 1.05, the new accumulation unit value is $12.60 ($12.00 X 1.05 = $.60; $.60 + $12.00 =
$12.60). On the other hand, if the last previously calculated accumulation unit value is $12.00 and the experience factor for the period was .95, the new accumulation unit value is $11.40 ($12.00 x .95).

WITHDRAWALS AND TRANSFERS
 ...............................................................................

CAN YOU MAKE WITHDRAWALS AND TRANSFERS?

  Yes. You may either withdraw all or part of your Account Balance from the Contract or transfer it from one investment division to another or to the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Separate Account.

  Withdrawals must be at least $500 (or the Account Balance, if less). You may make an unlimited number of transfers. Your request must tell us the percentage or dollar amount to be withdrawn or transferred and we may require that this request be made on the form we provide for this purpose. If we agree, you may also submit an authorization directing us to make transfers on a continuing periodic basis from one investment division to another or to the Fixed Interest Account. We may require that you maintain a minimum account balance in investment divisions from which amounts are transferred based upon an authorization.

WHEN WILL WITHDRAWALS OR TRANSFERS BE PROCESSED?

  Generally, we will process withdrawals or transfers as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and pay the death benefit instead. If the withdrawal is made to provide income payments, it will be made as of the end of the Valuation Period ending most recently before the date the income annuity is purchased.

CAN YOU MAKE PAYMENTS DIRECTLY TO OTHER INVESTMENTS ON A TAX-FREE BASIS?

  Generally yes, you can make payments directly to other investments on a tax-free basis if you so request, but only if all applicable requirements of the Code are met, and we receive all information necessary for us to make the payment.

WHAT RESTRICTIONS APPLY TO TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANTS?

  If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment, as well as a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with applicable law.

WHAT RESTRICTIONS APPLY TO TSA CONTRACTS?

  As required by the Code, withdrawals from the contracts before age 59 1/2 are generally prohibited. See "Taxes--TSA Contracts" at page FFA-42.

CAN YOU MAKE CHANGES BY TELEPHONE?

  Yes. You can request transfers, change your allocation of future investments and make changes to transfers made on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account by telephone unless prohibited by state
                                    FFA-25

 ...............................................................


law. If we agree and you complete the form we supply, you may also authorize your sales representative to request transfers, change your allocation of future investments and make changes to transfers made on a continuing periodic basis from one investment division to another or to and from the Fixed Interest Account on your behalf by telephone. Whether you or your sales representative make such requests by telephone, you are authorizing us to act upon the telephone instructions of any person purporting to be you or, if applicable, your sales representative, assuming our procedures have been followed, to make these requests which affect both your Fixed Interest and Separate Account Balances. We have instituted reasonable procedures to confirm that any instructions communicated by telephone are genuine. All telephone calls making such requests will be recorded. You (or the sales representative) will be asked to produce your personalized data prior to our initiating any transfer requests by telephone. Additionally, as with other transactions, you will receive a written confirmation of your transaction. Neither we nor the Separate Account will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be genuine. In the unlikely event that you have trouble reaching us, requests should be made to the Designated Office.

CAN YOU MAKE SYSTEMATIC WITHDRAWALS?

  Yes. If we agree and, if approved in your state, for certain Enhanced TSA and IRA Preference Plus Contracts, you may request us to make "automatic" withdrawals for you on a periodic basis through our Systematic Withdrawal Program. Systematic Withdrawal Program payments are not payments made under an income option or under an Income Annuity, as described later in this Prospectus. You must have separated from service to elect the Systematic Withdrawal Program if you are under age 59 1/2 under an Enhanced TSA Preference Plus Contract. Also, you may not receive Systematic Withdrawal Program payments if you have an outstanding loan. You may choose to receive Systematic Withdrawal Program payments for either a specific dollar amount or a percentage of your Account Balance. If you choose to receive a percentage of your Account Balance, we will determine the initial dollar amount payable as of the date these payments begin and will pay the dollar amount over the remainder of the Contract Year. For example, if you ask for a percentage equal to $12,000 and there are six months left in the Contract Year, we will pay you $2,000 a month if payments are made monthly. For each later Contract Year that the Systematic Withdrawal Program remains in effect, we will pay you either the dollar amount that you have chosen or a dollar amount equal to the percentage of your Account Balance you have chosen, applied to your Account Balance as of your first Systematic Withdrawal Program payment date in that Contract Year. We will pay this amount over the full Contract Year. For example, if you ask for a percentage equal to $12,000 a year, we will pay you $1,000 a month if payments are to be made monthly. Each Systematic Withdrawal Program payment must be at least $50. You should allow approximately 10 business days for processing your request. If we do not receive the request at least 10 business days in advance of the Systematic Withdrawal Program payment start date, we will process your first Systematic Withdrawal Program payment the following month. If you do not specify a payment date, payments will commence 30 days from the date we receive your request. Requests to commence Systematic Withdrawal Program payments may not be made by telephone. Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year prior to the beginning of any Contract Year, unless we agree otherwise. The change will be effective for the first Systematic Withdrawal Program payment for the following Contract Year. Requests for such changes must be made at least 30 days prior to the Contract Year anniversary date, unless we agree otherwise. You may cancel your Systematic Withdrawal Program request at any time by telephone or by writing us at the Designated Office.

FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?

  Each Systematic Withdrawal Program payment may be taken on a pro rata basis from the Fixed Interest Account and investment divisions of the Separate Account in which you then have money. If your Account Balance is insufficient to make a requested Systematic Withdrawal Program payment, the remaining Account Balance will be paid to you. You will also be able to select the percentage to be withdrawn from the investment divisions and/or Fixed Interest Account based on your preference. If you do not specify percentages or if there are insufficient amounts in one or more of your selected investment divisions or the Fixed Interest Account, then your Systematic Withdrawal Program payment will automatically be taken on a pro rata basis from the Fixed interest Account and investment divisions in which you then have money.

WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?

  For purposes of the early withdrawal charge, Systematic Withdrawal Program payments are characterized as a single withdrawal made in a series of payments over a twelve month period.

11/9/98                             FFA-26

 ...............................................................

  If you have elected the Systematic Withdrawal Program, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal on the first Systematic Withdrawal Program payment date for the first Contract Year for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. For Contract Years thereafter, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal as of the first Systematic Withdrawal Program payment date after the Contract Year anniversary for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. However, each Systematic Withdrawal Program payment will be treated separately as of the date of a withdrawal from your Contract to determine whether of not it is subject to a withdrawal charge. We will withdraw that portion of the withdrawal that constitutes the withdrawal charge when we make the Systematic Withdrawal Program payment.

  If Systematic Withdrawal Program payments are within the applicable Free Corridor percentage, no Systematic Withdrawal Program payment will be subject to an early withdrawal charge. Systematic Withdrawal Program payments in excess of the applicable free corridor percentage will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. See "Exemptions from Early Withdrawal Charges," pages FFA-28-30.

  Systematic Withdrawal Program payments are treated as withdrawals for Federal income tax purposes. All or a portion of the amounts withdrawn under Systematic Withdrawal Program will be subject to Federal income tax. If you are under age 59 1/2, tax penalties may apply. See "Taxes," pages FFA 41-50.

CAN MINIMUM DISTRIBUTION PAYMENTS BE MADE ON A PERIODIC BASIS?

  Yes. Rather than receiving your minimum distribution in one annual payment, you may request that we make minimum distribution payments to you on a periodic basis. However, you may be required to meet certain total Account Balance minimums at the time you request periodic minimum distribution payments.

DEDUCTIONS AND CHARGES
 ................................................................................

ARE THERE ANNUAL CONTRACT CHARGES?

  There are no Separate Account annual Contract charges. (There is a $20 annual Contract fee imposed on certain Fixed Interest Account balances.)

WHAT ARE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that Contract purchasers and participants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. We also bear the risk that the guaranteed death benefit we pay for allocated Contracts will be larger than the Account Balance. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Contracts will be greater than we estimated.

  These charges do not reduce the number of accumulation units credited to you. These charges are calculated and paid every time we calculate the value of accumulation units. (See "How is an accumulation unit value calculated?" on FFA-24.)

  As a result of reduced administrative expenses associated with the Enhanced Preference Plus and FFA Contracts, the sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed .95% of the average value of the assets in each investment division. Of this charge, we estimate that .20% is for administrative expenses and .75% is for the mortality and expense risk.

  During 1997, these charges were $87,711,107 for all contracts in Separate Account E.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES AND WHEN ARE THEY PAID?

  Some jurisdictions tax what are called "annuity considerations." These may include purchase payments, account balances and death benefits. In most jurisdictions we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Our practice generally is to deduct money to pay annuity taxes only when you purchase an income annuity. In Mississippi, Wyoming, South Dakota, Kentucky and Washington, D.C., we may also deduct money to pay annuity taxes on lump sum withdrawals or when you purchase an income annuity. We may deduct an amount to pay annuity taxes sometime in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

  A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page FFA-52.

11/9/98                              FFA-27

 ...............................................................



WHAT IS THE EARLY WITHDRAWAL CHARGE (SALES LOAD)?

  The early withdrawal charge reimburses us for our costs in selling the Contracts. We may use any of our profits derived from the mortality and expense risk charge to pay for any of our costs in selling the Contracts that exceed the revenues generated by the early withdrawal charge. However, we believe that our sales expenses may exceed revenues generated by the early withdrawal charge and, in such event, we will pay such excess out of our surplus.

WHAT IS THE EARLY WITHDRAWAL CHARGE FOR THE ENHANCED TSA, ENHANCED 403(A), ENHANCED NON-QUALIFIED, ENHANCED PEDC AND ENHANCED IRA PREFERENCE PLUS CONTRACTS?

  To determine the early withdrawal charge for the Enhanced TSA, Enhanced 403(a), Enhanced Non-Qualified, Enhanced PEDC and Enhanced IRA Preference Plus Contracts, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and what account or investment division the withdrawal is actually coming from. To do this, we first assume that your withdrawal is from amounts (other than earnings) that can be withdrawn without an early withdrawal charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" basis. Once we have determined the amount of the early withdrawal charge, we will actually withdraw it from each investment division in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings.

  For partial withdrawals from an investment division, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown below. Then we will make the payment directed, and withdraw the early withdrawal charge from that investment division.

  For a full withdrawal from an investment division we multiply the amount to which the withdrawal charge applies by the percentage shown below, keep the result as an early withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal from an investment division if your Account Balance in that investment division is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

  For the Enhanced TSA, Enhanced 403(a), Enhanced Non-Qualified, Enhanced IRA Preference Plus and Enhanced PEDC Contracts, withdrawal charges are imposed on amounts (other than earnings) for the first seven years after the purchase payment is received as shown in the following table:

                         DURING PURCHASE PAYMENT YEAR

                                                                                                  [8 &
   1          2             3             4             5             6             7            BEYOND]
  7%          6%            5%            4%            3%            2%            1%              0%


  As required by the Federal securities laws, your total early withdrawal charges will never exceed 9% of all your purchase payments applied to the investment divisions to the date of the withdrawal. When no allocations or transfers are made to the Separate Account except in connection with the Equity Generator SM investment strategy, withdrawal charges will be calculated as described above, but the charge imposed will not exceed earnings.

  As a result of the reduced sales costs associated with certain Enhanced Preference Plus Contracts, no early withdrawal charges are deducted for withdrawals under those Contracts.

WHAT IS THE EARLY WITHDRAWAL CHARGE FOR THE ENHANCED NON-QUALIFIED PREFERENCE PLUS CONTRACTS FOR (S)457(F) DEFERRED COMPENSATION PLANS, (S)451 DEFERRED FEE ARRANGEMENTS, (S)451 DEFERRED COMPENSATION PLANS AND (S)457 (E)(11) SEVERANCE AND DEATH BENEFIT PLANS AND FFA CONTRACTS?

  No Separate Account early withdrawal charge will apply to these Enhanced Non-Qualified Preference Plus and FFA Contracts.

EXEMPTIONS FROM EARLY WITHDRAWAL CHARGES
 ...............................................................................

CAN YOU MAKE WITHDRAWALS OR TRANSFERS FROM THE ENHANCED TSA, ENHANCED 403(A), ENHANCED NON-QUALIFIED, ENHANCED PEDC AND ENHANCED IRA PREFERENCE PLUS CONTRACTS WITHOUT EARLY WITHDRAWAL CHARGES?

  Yes. There are several types of withdrawals that will not result in an early withdrawal charge to you. The amount withdrawn may be subject to Federal income tax and tax penalties may still apply, see "Taxes," pages FFA 41-50. We may require proof satisfactory to us that any necessary conditions have been met.

  The following describes the situations where we do not impose an early withdrawal charge:

                                    FFA-28

 ...............................................................



  1. Transfers made among the investment divisions of the Separate Account or to the Fixed Interest Account.

  2. Withdrawals that represent purchase payments made over seven years ago.

  3. A Free Corridor withdrawal described below. The Free Corridor percentage may be taken in an unlimited number of partial withdrawals (for each withdrawal we calculate the percentage it represents of your Account Balance and whenever the total of such percentages exceeds the specified percentage the early withdrawal charge applies) from your Account Balance during the Contract Year. In either case the Free Corridor is the greater of the percentage described below or amounts which are not subject to an early withdrawal charge.

  (a) For certain Enhanced TSA Preference Plus Contracts: you can withdraw up to 10% of your Account Balance during each Contract Year.

  (b) For all other Contracts: you can withdraw up to 20% of your Account Balance during each Contract Year.

  4. Free Look: You may cancel your Contract within 10 days (20 days in North Dakota) after you receive it by telling us in writing. We will then refund all of your purchase payments (however, for Enhanced TSA Preference Plus Contracts issued in Minnesota, we will instead pay you your Account Balance). If you purchased your Contract by mail, you may have more time to return your Contract.

  5. You purchase an income annuity from us for life or a noncommutable period of five years or more.

  6. You die before any income payments have been made and we pay your beneficiary a death benefit.

  7. The withdrawal is required to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to the Contract from which the withdrawal is made.

  8. Systematic Termination: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, a total withdrawal ("Systematic Termination") that is paid in annual installments of
(1) 20% of your Account Balance upon receipt of your request (we will reduce this first installment by the amount of any previous partial withdrawals during the current Contract Year); (2) 25% of your then current Account Balance one year later; (3) 33 1/3% of your then current Account Balance two years later; (4) 50% of your then current Account Balance three years later; and (5) the remainder four years later. You may cancel remaining payments under a Systematic Termination at any time. However, if you again decide to take a full withdrawal, the entire Systematic Termination process starts over. If, after beginning a Systematic Termination, you decide to take your full withdrawal in amounts exceeding the percentages allowed, the excess amount withdrawn in any year is subject to the applicable withdrawal charges.

  9. Disability: If you are totally disabled (as defined under the Federal Social Security Act) and you request a total withdrawal.

  10. Retirement:


  (a) For certain Enhanced TSA Preference Plus Contracts, if you retire and have at least ten years of uninterrupted Contract participation. This exemption to the early withdrawal charge for these Enhanced TSA Preference Plus Contracts does not apply to withdrawals of amounts transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts.)

  (b) For certain Enhanced TSA, certain Enhanced PEDC and 403(a) Preference Plus Contracts, if you retire and have at least ten years of uninterrupted Contract participation unless the plan defines retirement and you retire under such definition.

  (c) For the Enhanced Non-Qualified Preference Plus Contract and certain Enhanced PEDC Contracts, if you retire.

  11. Separation from Service: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, if your employment terminates.

  12. Plan Termination: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, if your plan terminates and the withdrawal is rolled over into another annuity contract we issue.

  13. Hardship: For all Contracts except certain Enhanced TSA, Enhanced 403(a), Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, if your plan provides for payment on account of hardship, and you suffer an unforseen hardship. For certain Enhanced TSA Preference Plus Contracts, you must suffer an unforseen hardship.

11/9/98                             FFA-29

 ...............................................................



  14. Pre-Approved Investment Vehicles: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified and Enhanced IRA Preference Plus Contracts, if you make direct transfers to other investment vehicles we have pre-approved.

  15. Pre-Approved Plan Provision: For all Contracts except certain Enhanced TSA, Enhanced Non-Qualified, Enhanced PEDC and Enhanced IRA Preference Plus Contracts, if you make a withdrawal pursuant to a provision of your plan we have pre-approved.

  16. Transfer from other MetLife Contracts: (A) For transfers prior to January 1, 1996: If you have rolled over amounts from other MetLife contracts we designate, of the following two formulas we will apply the one that is most favorable to you:

  (1) treat our other contract and this Contract as if they were one for purposes of determining when a purchase payment was made, credit your purchase payments with the time you held them under our other contract prior to the time they were rolled over or

  (2) subject the rolled over amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                          [6 &
   1              2                     3                     4                     5                    BEYOND]
  5%              4%                    3%                    2%                    1%                       0


  (B) For transfers commencing on or after January 1, 1996:

  (1) if you roll over amounts from other MetLife contracts we designate that have been in force at least two years (except as covered in (2) below), we will apply the one of the following two formulas that is more favorable to you: (a) the same withdrawal charge schedule that would have applied to the rollover amounts had they remained in your other MetLife contracts, however, any exceptions or reductions to the basic withdrawal charge percentage that this Contract does not provide for (such as a 0% charge at the end of an interest rate guarantee period or a 3% charge at the third anniversary) will not apply; or (b) subject the rollover amounts to a withdrawal charge determined as described above in "What is the early withdrawal charge (sales load)?" as follows:

                          DURING PURCHASE PAYMENT YEAR

                                                                                                          6 &
   1              2                     3                     4                     5                    BEYOND
  5%              4%                    3%                    2%                    1%                     0%


For this purpose, purchase payment year is measured from the date of the rollover, not the original purchase payment date under the other MetLife contracts.

  (2) If the other MetLife contracts have been in force less than two years or provide for a separate withdrawal charge for each purchase payment, we will treat the other contracts and this Contract as if they were one for purposes of determining when a purchase payment was made by crediting under this Contract your purchase payments with the time you held them under our other contract prior to the date they were rolled over.

  (C) We may instead, if provided for by this Contract, treat another contract and this Contract as if they were one for purposes of determining when a purchase payment was made by deeming your purchase payments to have been made under this Contract on the dates they were made under the other contract.

DEATH BENEFIT
 ................................................................................

WHAT IS THE DEATH BENEFIT?

  The death benefit is the greatest of (i) your Account Balance, (ii) your highest Account Balance as of the December 31 of any fifth Contract anniversary less any later partial withdrawals and any later annual Contract charges withdrawn from the Fixed Interest Account and (iii) the total of all of your purchase payments less any partial withdrawals, in all cases less any outstanding loan balance under your Fixed Interest Account. There is no death benefit for the Enhanced Non-Qualified Preference Plus Contract for (S)457 (f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457 (e)(11) severance and death benefit plans.

WHEN AND TO WHOM WILL THE DEATH BENEFIT BE PAID?

  The death benefit will not be paid until we receive proof of death and appropriate directions regarding the Account Balance. If we receive proof of death without any appropriate directions, we will take no action with regard to the Account Balance until we receive appropriate directions.

  You name the beneficiary under the Enhanced TSA, Enhanced 403(a), Enhanced Non-Qualified and Enhanced IRA Preference Plus and TSA and 403(a) FFA Contracts. The amounts due at death are paid to the trustee of the (S)457(f) deferred compensation plan, (S)451 deferred fee arrangements, (S)451 deferred compensation plans or (S)457(e)(11) severance and death benefit plans. The death benefit is paid to the trustee under the Non-Qualified FFA Contract for
(S)415(m) qualified governmental excess benefit arrangements, and to the participant's employer or a trustee under the PEDC Contract.

                                     FFA-30

 ...............................................................



  The payee may take a lump sum cash payment or apply the death benefit (less any applicable annuity taxes) to an income annuity from the types available under your Contract.

INCOME OPTIONS
 ................................................................................

CAN METLIFE PROVIDE YOU WITH AN INCOME GUARANTEED FOR LIFE OR A WIDE CHOICE OF OTHER PERIODS?

  Yes. You may withdraw all or a portion of your total Account Balance and apply that money (less any annuity taxes that must be paid) to an income annuity.

  You can receive income payments guaranteed for life on a monthly, quarterly, semiannual or annual basis. Non-life contingent annuities are available for various payout periods.

  Other life annuity options are available which have a refund feature or are guaranteed for a period of time and are life contingent afterwards. The amount of the initial payment under an income annuity must be at least $50 ($20 in Massachusetts).

  All provisions relating to income annuities are subject to the limitations imposed by the Code.

WHAT TYPES OF INCOME OPTIONS ARE AVAILABLE?

  Both fixed and variable income options are available. Under a fixed income option, we guarantee a specified, fixed payment, which will depend on the income option chosen, the age and sex of the annuitant and joint annuitant, if applicable, (except where unisex rates are required by law) and the portion of your Account Balance used to provide the fixed income option. If a currently issued immediate annuity of the same type will provide greater income payments, the immediate annuity rate will be used.

  If you do not select an income option by the date the Contract specifies, you have not withdrawn your entire Account Balance, and your Contract was not issued under a retirement plan, you will be issued a life annuity with a ten
(10) year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a fixed income option and your Separate Account Balance will be used to provide a variable income option.

  More information concerning the variable income option, including investment choices, determining the value of variable income payments, transfers, deductions and charges, variable income option types and taxes are discussed under "Income Annuities."

                                     FFA-31

           SECTION II: INCOME ANNUITIES DESCRIBED IN THIS PROSPECTUS

WHAT ARE INCOME ANNUITIES?

  Income Annuities provide you with a series of payments for either a period of time or life that are based upon the investment performance of the investment division of the Separate Account. The amount of the payment will fluctuate and is not guaranteed as to a specified amount. You may elect to have a portion of your income payment under the fixed income option that is guaranteed by MetLife's general account. That portion of the payment from the fixed income option will not fluctuate and is fixed. You may purchase an Income Annuity even if you did not have a Contract during the accumulation period.

  Income Annuities can be offered as group Enhanced TSA, Enhanced Non-Qualified, Enhanced 403(a), Enhanced PEDC and Enhanced IRA Preference Plus and Financial Freedom Income Annuities. The Enhanced Non-Qualified Income Annuity for (S)457(e)(11) severance and death benefit plans is no longer currently offered for purchase.

MAY THE INCOME ANNUITY BE AFFECTED BY YOUR RETIREMENT PLAN?

  Yes. Your Income Annuity may provide that your choice of income types is subject to the terms of your retirement plan. Your Income Annuity will indicate under which circumstances this is the case. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We will not be responsible for determining what your plan says.

WHAT ARE THE INVESTMENT CHOICES?

  The investment choices provided through the Separate Account are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock, Calvert Social Balanced, Calvert Social Mid Cap Growth Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions. In some cases, the Fidelity Equity-Income, Growth, Overseas, Investment Grade Bond and Asset Manager Divisions are also available for the Enhanced Preference Plus Income Annuities. Divisions available for the FFA Income Annuities are the MetLife Stock Index Division, both Calvert Divisions and the five Fidelity Divisions. In some cases the State Street Research Income, State Street Research Diversified, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock Divisions, the Fidelity Money Market Division and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions, are also available for the FFA Contracts. All divisions are described earlier in Section I under "Your Investment Choices." If you are covered under a group Income Annuity, your employer, association or group may have limited the number of available divisions. Your Income Annuity will indicate which divisions were available to you when we issued it. We may add or eliminate divisions for some or all persons. In some states, you may be limited to four investment divisions to provide the variable income payment or up to three investment divisions if a fixed income option is also selected.

ADMINISTRATION
 ...............................................................................

WHAT ADMINISTRATIVE DETAILS SHOULD YOU KNOW?

  Your purchase payment and all requests concerning Income Annuities should be sent to our Designated Office. We will provide you with the address for this Office. All checks should be payable to "MetLife." You can also make certain requests by telephone. In order to have a purchase payment for the Income Annuity credited to you, we must receive your payment and complete documentation. We will provide the appropriate forms. Your employer or the group in which you are an annuitant or member must also identify you to us on their reports and tell us how the purchase payment should be allocated among the investment divisions and the fixed income option.

  Your purchase payment is normally credited to you within two days of receipt at our Designated office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly, we have up to five business days to credit the purchase payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep the purchase payment until the problem is remedied. If you do not agree, your purchase payment will be returned immediately.

11/9/98                             FFA-32

 ...............................................................



  Purchase payments are effective and valued as of 4:00 p.m., Eastern time, on the day we receive them at our Designated Office, except when they are received (1) on a day when the annuity unit value (which will be discussed later in this Prospectus) is not calculated or (2) after 4:00 p.m., Eastern time. In those cases the payment will be effective the next day the annuity unit value is calculated.

HOW SMALL OR LARGE CAN YOUR PURCHASE PAYMENT BE?

  Your purchase payment must be large enough to produce an initial income payment of at least $50 ($20 in Massachusetts).

HOW IS THE PURCHASE PAYMENT ALLOCATED?

  You decide how the purchase payment is allocated among the fixed income option and the investment divisions of the Separate Account available to your Income Annuity.

DETERMINING THE VALUE OF VARIABLE INCOME PAYMENTS
 ...............................................................................

WHAT IS AN ANNUITY UNIT VALUE?

  We hold money in each division of the Separate Account in the form of "annuity units." These annuity unit are similar to "accumulation units" described earlier in Section I except that we deduct applicable annuity taxes from the purchase payment before we determine the number of annuity units in each investment division chosen.

HOW IS AN ANNUITY UNIT VALUE CALCULATED?

  We calculate the annuity unit values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive annuity unit value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred. The annuity units values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the assumed investment rate ("AIR"), discussed later in this Prospectus, annuity unit values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, annuity unit values will go down.

  When we determine the annuity unit value for an investment division, we use the same "experience factor" as that derived for the calculation of accumulation units as described in Section I.

  To calculate an annuity unit value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the valuation period. For an AIR of 4% and a one day valuation period, the factor is .99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6% as defined in your Income Annuity and the laws of your state.) The resulting number is then multiplied by the last previously calculated annuity unit value to produce the new annuity unit value.

HOW IS A VARIABLE INCOME PAYMENT DETERMINED AND WHAT IS THE AIR?

  Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

WHEN ARE VARIABLE INCOME PAYMENTS DETERMINED AND HOW OFTEN WILL THEY CHANGE?

  Variable income payments are determined as of the 10th day prior to the date each variable income payment is to be paid or the issue date, if later. Each variable income payment may vary from a prior payment, depending, as discussed above, upon the investment performance of the investment divisions, the AIR and Separate Account charges.

TRANSFERS
 ...............................................................................

CAN YOU MAKE TRANSFERS?

  Yes. You can make transfers from one investment division to another or from an investment division to a fixed income option as long as the total number of investment divisions under your Income Annuity is no greater than four (or three investment divisions if a fixed income option is chosen). You may make an unlimited number of transfers. Your request must tell us the

                                    FFA-33

 ...............................................................


percentage to be transferred. You may not make a transfer from the fixed income option to an investment division.

WHEN WILL TRANSFERS BE PROCESSED?

  Generally, we will process a transfer as of the end of the Valuation Period during which we receive your request at our Designated Office. We will make it as of a later date if you request. If you die before the requested date, we will cancel the request and continue to make payments to your beneficiary under a guarantee or a joint annuitant or pay your beneficiary a refund, if you have chosen one of these variable income types.

CAN YOU MAKE TRANSFERS BY TELEPHONE?

  Yes. You can make transfer requests by telephone unless prohibited by state law. If we agree and you complete the form we supply, you may also authorize your sales representative to make transfer requests on your behalf by telephone. All telephone transfers are subject to the same procedures and limitations of liability as described earlier in Section I.

DEDUCTIONS AND CHARGES
 ................................................................................

WHAT IS THE CONTRACT FEE?

  There is no contract fee under the Income Annuities.

WHAT ARE THE CHARGES FOR GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK AND HOW MUCH ARE THEY?

  The general administrative expense charge pays us for such expenses as financial, accounting, actuarial and legal expenses. The mortality portion of the mortality and expense risk charge pays us for the risk that annuitants may live for a longer period of time than we estimated. Then we would be obligated to pay more income benefits than anticipated. The expense risk portion of the mortality and expense risk charge is that our expenses in administering the Income Annuity will be greater than we estimated.

  These charges do not reduce the number of annuity units credited to you. These charges are calculated and paid every time we calculate the value of annuity units. (See "How is an annuity unit value calculated?" on FFA-33.)

  The sum of these charges on an annual basis (computed and payable each Valuation Period) will not exceed .95% of the average value of the assets in each investment division. Of this charge, we estimate that .20% is for administrative expense and .75% is for the mortality and expense risk.

ARE THERE DEDUCTIONS FOR ANNUITY TAXES?

  Yes. Some jurisdictions tax what are called "annuity considerations." We deduct money to pay annuity taxes when you make a purchase payment. A chart that shows the states where annuity taxes are charged and the amount of these taxes is on page FFA-52.

WHAT VARIABLE INCOME TYPES ARE AVAILABLE?

  Three persons figure in the description below: the owner of the Income Annuity (the person with all rights under the contract including the right to direct who receives payments), the annuitant (the person whose life is the measure for determining the timing and sometimes the amount of income payments) and the beneficiary (the person who may receive benefits if no annuitants or owners are living).

  Your Lifetime Annuity --A variable income payable during the annuitant's life.

  Your Lifetime with a Guaranteed Period Annuity --A variable income payable during the annuitant's life. If, at the death of the annuitant, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

  Your Lifetime With a Refund Annuity --A variable income payable during the annuitant's life. If, at the death of the annuitant, the total of all of our payments is less than the purchase payment that we received, we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for Two Lives Annuity --A variable income payable while either of two annuitants is alive. After one annuitant dies payments continue if the other annuitant is alive, otherwise payments stop. Payments after one annuitant dies may be the same as those paid while both were alive or may be a lower percentage selected when the annuity is purchased (e.g. 75%, 66 2/3% or 50%).

  Income for Two Lives with a Guaranteed Period Annuity --This is the same as the Income for Two Lives Annuity described above, but we guarantee to pay the full amount (not a reduced percentage) for the guarantee period even if one or both annuitants die. If, at the death of both annuitants, payments have been made for less than the guarantee period, payments are made to the owner of the annuity (or the beneficiary if the owner dies

                                     FFA-34

 ...............................................................


before the end of the guarantee period) for the rest of the guarantee period.

  Income for Two Lives with a Refund Annuity --This is the same as the Income for Two Lives Annuity described above but if, at the death of both annuitants, the total of all of our payments is less than the purchase payment that we received, we will pay an amount equal to the difference to the owner of the annuity (or to the beneficiary if the owner is not alive) when the annuitant dies.

  Income for a Guaranteed Period Annuity --A variable income payable for a guarantee period (5-30 years). Payments cease at the end of the guarantee period (which is often called a "term certain" period) even if the annuitant is still alive. If the annuitant dies prior to the end of the guarantee period, payments are made to the owner of the annuity (or to the beneficiary if the owner dies before the end of the guarantee period) for the rest of the guarantee period.

IS THERE A FREE LOOK?

  Yes. There is a Free Look when you purchase an Income Annuity. There is no Free Look when an Income Annuity is the variable income option under a Contract. You may cancel your Income Annuity within 10 days (20 days in North Dakota) after you receive it by telling us in writing. We will then refund your purchase payment (however, for an Income Annuity issued in Minnesota we will instead pay you the value of your annuity units). If you purchased your Income Annuity by mail, you may have more time to return your Income Annuity.

                                    FFA-35

      SECTION III: OTHER DEFERRED CONTRACT AND INCOME ANNUITY PROVISIONS

CAN WE CANCEL YOUR CONTRACT OR INCOME ANNUITY?

  We may not cancel your Income Annuity.

  We may cancel your Contract. If we do so for a Contract delivered in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

  We will cancel your Contract if we do not receive any purchase payments for you for 36 consecutive months and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. We may cancel the Enhanced Preference Plus Non-Qualified Contract for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457(e)(11) severance and death benefit plans if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. Certain Contracts do not contain these cancellation provisions.

  At our option, certain Enhanced Preference Plus TSA and Enhanced PEDC Contracts may be cancelled if MetLife determines that changes to your retirement plan would cause MetLife to pay more interest than anticipated or to make more frequent payments than anticipated in connection with the Fixed Interest Account. MetLife may also cancel these Contracts, to the extent permitted by law, if the retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, under these Contracts, the employer and MetLife may each cancel the Contract upon 90 days notice to the other.

ARE THERE SPECIAL PROVISIONS THAT APPLY IF YOU ARE A PARTICIPANT IN A PLAN SUBJECT TO ERISA?

  Yes. If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract or Income Annuity may be subject to your spouse's rights as described below.

  Generally, the spouse must give qualified consent whenever you elect to:

    a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

    b. make certain withdrawals under plans for which a qualified consent is required;

    c.  name someone other than the spouse as your beneficiary; or

    d. use accrued benefit is used as security for a loan exceeding $5,000.

  Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing which acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the QPSA ends on the date of your death.

  If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without spousal consent.

WHEN ARE YOUR REQUESTS EFFECTIVE?

  In general, your requests are effective when we receive them at our Designated Office unless otherwise provided by this Prospectus.

                                    FFA-36

 ...............................................................



WILL WE CONFIRM YOUR TRANSACTIONS?

  Yes. In general we will send you a confirmation statement indicating that a transaction recently took place. Certain transactions which are made on a periodic basis, such as pre-authorized, systematic purchase payments which are transfers from the Fixed Interest Account, may be confirmed quarterly. MetLife confirms quarterly purchase transactions under Enhanced TSA Preference Plus, TSA FFA Contracts and the Non-Qualified FFA Contract for (S)415(m) qualified governmental excess benefit arrangements made on the basis of salary reduction or deduction.


CAN WE CHANGE THE PROVISIONS OF YOUR CONTRACT OR INCOME ANNUITY?

  Yes. We have the right to make certain changes to your Contract or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of all participants or would be appropriate in carrying out the purposes of the Contract or Income Annuity. If the law requires, we will also get your approval and that of any appropriate regulatory authorities. Examples of the changes we may make include:

  1. To operate the Separate Account in any form permitted under the 1940 Act or in any other form permitted by law.

  2. To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.

  3. To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

  4. To substitute for the portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

  5. To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Contracts or Income Annuities.

  6. To make any necessary technical changes in the Contracts or Income Annuities in order to conform with any of the above-described actions.

  If any changes result in a material change in the underlying investments of an investment division in which you have an Account Balance, we will notify you of the change. You may then make a new choice of investment divisions. For the Enhanced Preference Plus Contracts for (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans and (S)457(e)(11) severance and death benefit plans (and FFA Contracts and Income Annuities where required by law) issued in Pennsylvania, we will ask your approval before any technical changes are made.

WHAT ARE YOUR VOTING RIGHTS REGARDING PORTFOLIO SHARES?

  In accordance with our view of the present applicable law, we will vote the shares of each of the portfolios held by the Separate Account (which are deemed attributable to the Contracts or Income Annuities) at regular and special meetings of the shareholders of the portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

  Accordingly, you have voting interests under the Contracts or Income Annuities. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

  Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuity contracts (including the Contracts and Income Annuities) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

                                    FFA-37

 ...............................................................



  You will be entitled to give instructions regarding the votes attributable to your Contract or Income Annuity in your sole discretion. Under (S)457(f) deferred compensation plans, (S)451 deferred fee arrangements, (S)451 deferred compensation plans, (S)457(e)(11) severance and death benefit plans and the TSA Contracts and Income Annuities under which the Employer retains all rights, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

  You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

CAN YOUR VOTING INSTRUCTIONS BE DISREGARDED?

  Yes. MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority; (2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Calvert Variable Series' or Fidelity VIP or VIPII Funds' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or
(3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

  In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

WHO SELLS YOUR CONTRACT OR INCOME ANNUITY AND DO YOU PAY A COMMISSION ON THE PURCHASE OF YOUR CONTRACT OR INCOME ANNUITY?

  All Contracts and Income Annuities, certificates and interests in the Contracts and Income Annuities are sold through individuals who are our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and we are a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail and by certain of our qualified employees.

  The licensed sales representatives and broker-dealers who sell Contracts and Income Annuities and certificates and interests in the Contracts and Income Annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The Separate Account also does not pay sales commissions. The commissions we pay range from 0% to 6% depending on the age of the participant or annuitant.

  From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into such other arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

  We also make payments to our licensed sales representatives based upon the total Account Balances of the Contracts assigned to the sales representative. Under the program, we pay an amount up to .12% of the total Account Balances of the Contracts, other registered variable annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Contracts. These payments are not made for Income Annuities.

DOES METLIFE ADVERTISE THE PERFORMANCE OF THE SEPARATE ACCOUNT?

  Yes. From time to time we advertise the performance of various Separate Account investment divisions. For the money market investment divisions, this performance will be stated in terms of "yield" and "effective yield." For the other investment divisions, this performance will be stated in terms of either yield, "change in accumulation unit value," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in accumulation unit value, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market investment
                                    FFA-38

 ...............................................................


divisions refers to the income generated by an investment in the division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52 week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market investment divisions, will refer to the net income generated by an investment in a particular investment division for a thirty day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in accumulation unit value or change in annuity unit value refers to the comparison between values of accumulation or annuity units over specified periods in which an investment division has been in operation, expressed as a percentage. Change in accumulation unit value or change in annuity unit value may also be expressed as an annualized figure. In addition, change in accumulation unit value or change in annuity unit value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in accumulation unit value and effective yield figures do not reflect the possible imposition of an early withdrawal charge of, for certain Enhanced Preference Plus Contracts, up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in accumulation unit value and change in annuity unit value because it assumes a steady rate of return and reflects all expenses and applicable early withdrawal charges. Performance figures will vary among the various Contracts and Income Annuities as a result of different Separate Account charges and early withdrawal charges. Performance may be calculated based upon historical performance of the Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio and the Fidelity VIP and VIPII Funds and may assume that certain contracts were in existence prior to their inception date. After the inception date, actual accumulation unit or annuity unit data is used.

  Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

  Performance may be shown for certain investment strategies that are made available under certain Contracts. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the State Street Research Aggressive Growth Division. The second technique is the "EqualizerSM." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the State Street Research Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or State Street Research Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector SM". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE Index and Russell 2000 Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

11/9/98                             FFA-39

 ...............................................................

  An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

ARE THERE SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS CONTRACT OR TAKES OTHER ACTION?

  Under certain Enhanced TSA Preference Plus Contracts, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into an Enhanced TSA Preference Plus Contract may be credited to your Account Balance. If such amounts are credited to an Enhanced TSA Preference Plus Contract, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the Contractholder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

                             DURING CONTRACT YEAR

                                       8 &
   1     2    3    4    5    6    7   BEYOND
  ----  ---- ---- ---- ---- ---- ---- ------
  5.6%  5.0% 4.5% 4.0% 3.0% 2.0% 1.0%   0%


The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.


11/9/98                             FFA-40

                               SECTION IV: TAXES


GENERAL

  Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

  In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Contracts and Income Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR DEFERRED CONTRACT?

  Generally, all contributions under the Contracts, other than contributions under Non-Qualified Contracts and non-deductible contributions to IRA Contracts, will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. To the extent contributions to your Contract were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your Contract are generally subject to income tax.

  Contributions to Enhanced Non-Qualified Contracts and non-deductible contributions to IRA Contracts are made on an "after-tax" basis so that making purchase payments do not reduce the taxes you pay. Earnings under Enhanced Non-Qualified Contracts are normally not taxed until withdrawn, if you, as the owner, are an individual. Thus, that portion of any withdrawal that represents income is taxed when you receive it, but that portion that represents purchase payments is not, to the extent previously taxed.

  Under some circumstances certain Contracts accept both purchase payments that entitle you or the owner to a current tax deduction or to an exclusion from income and those that do not. Taxation of withdrawals depends on whether or not you or the owner were entitled to deduct or exclude the purchase payments from income in compliance with the Code.

  The taxable portion of a distribution from a 403(a) and TSA Contract to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of
(1) an individual retirement arrangement under (S)408; (2) a qualified trust or 403(a) annuity plan, if the distribution is from a Keogh plan or a 403(a) Contract; or (3) a TSA, if the distribution is from a TSA Contract. An eligible rollover distribution is generally the taxable portion of any distribution from a 403(a) or TSA Contract, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant;
(b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in (S)401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; and (h) any other taxable distributions from any of these plans which are not eligible rollover distributions.

  All taxable distributions from 403(a) and TSAs Contracts that are not eligible rollover distributions and taxable distributions from IRAs and Non-Qualified Contracts will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment. All taxable distributions from the PEDC Contract will be subject to the same Federal income tax withholding as regular wages.

  Each type of Contract is subject to various tax limitations. Typically, except for the Non-Qualified Contracts, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the Contracts before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the Contract (or in some cases from the plan or arrangement that purchased the Contract) before you are age 59 1/2. Withdrawals from the TSA Contracts are generally prohibited before age 59 1/2.

                                     FFA-41

 ...............................................................


The following paragraphs will briefly summarize some of the tax rules on a Contract-by-Contract basis, but will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  TSA Contracts. These fall under (S)403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under (S)501(c)(3) of the Code.

  Except for the TSA Contract under which the employer retains all rights, your employer buys the Contract for you although you, as the participant, then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your (S)403(b) arrangement before January 1, 1989 that were either paid into or earned under the Contract or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other (S)403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code;
(c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to a participant's pre-tax contributions and their earnings); (d) after a participant dies, separates from service or becomes disabled (as defined in the Code); (e) in the case of financial hardship (as defined in the Code) but only purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under
(S)403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds under custodial arrangements even after such amounts are transferred to a Contract.

  Taxable withdrawals (other than tax-free transfers) that are allowed before age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or participant's estate after the participant's death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of the participant or the participant and another person named by the participant where such payments begin after separation from service; (4) made to the participant after the participant separates from service with the employer after age 55; (5) made to the participant on account of deductible medical expenses (whether or not the participant actually itemizes deductions); (6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; or (8) timely made to reduce an elective deferral as allowed by the Code. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) of the Code and thus not be subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payments.

  Withdrawals may be transferred to another (S)403(b) funding vehicle or (for eligible rolllover distributions) to an IRA without federal tax consequences if Code requirements are met. The Contract is not forfeitable and may not be transferred. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Contract must be withdrawn or begun to be withdrawn by April 1 of the calendar year following the later of: the year in which the participant reaches age 70 1/2 or, to the extent permitted under your plan or contract, the year in which the participant retires. A tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after the participant's death. Generally, if the participant dies before the required withdrawals have begun, we must make payment of your entire interest under the Contract within five years of the year in which the participant died or begin payments under an income annuity allowed by the Code to the participant's beneficiary over his or her lifetime or over a period not beyond the beneficiary's life expectancy starting by the December 31 following the year in which the participant dies. If the participant's spouse is the beneficiary, payments may be made over the spouse's lifetime or over a period not beyond the spouse's life expectancy starting by the December 31 of the year in which the participant would have reached age 70 1/2, if later. If the participant dies after required withdrawals have begun, payments must continue to be made at least as rapidly as under the method of distribution that was used as of the date of the death of the participant. If the Contract is subject to the

11/9/98                             FFA-42

 ...............................................................


Retirement Equity Act, the participant's spouse has certain rights which may be waived with the written consent of the spouse. The IRS allows you to aggregate the amount to be withdrawn from each TSA contract you own and to withdraw this amount in total from any one or more of the TSA contracts you own.

  403(a) Contracts. The employer adopts a 403(a) plan as a qualified retirement plan to generally provide benefits to participating employees. The plan works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

  The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Contracts are generally taxed according to the rules described under (S)72 of the Code. Under rules similar to those described above for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Contract must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your Plan or Contract, the year you retire. Also, if you die before required withdrawals have begun, the entire interest in the plan generally must be paid within five years of the year in which you died. The minimum distribution rules for 403(a) Contracts are similar to those rules summarized above for TSAs.

  Traditional IRA Contracts. Annual contributions to all IRAs may not exceed the lesser of $2,000 or 100% of your "compensation" as defined by the Code, except "spousal IRAs" discussed below. Generally, no contributions are allowed during or after the tax year in which you attain age 70 1/2. Contributions other than those allowed are subject to a 6% excess contribution tax penalty. Special rules apply to withdrawals of excess contributions. These dollar and age limits do not apply to tax-free "rollovers" or transfers from other IRAs or from other tax-favored plans that the Code allows.

  Annual contributions are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 1998, if you are an "active participant" in another retirement plan and your adjusted gross income is $30,000 or less ($50,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $40,000 ($60,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return, and you and your spouse is under age 70 1/2, you and your spouse may be able to make annual IRA contributions of up to $4,000 ($2,000 each) to two IRAs, one in your name and one in your spouse's. Neither can exceed $2,000, nor can it exceed your joint compensation.

  Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) made after December 31, 1996 to pay deductible medical expenses; (5) made after December 31, 1996 to enable certain unemployed persons to pay medical insurance premiums; (6) made after December 31, 1997 to pay for qualified higher education expenses; or (7) made after December 31, 1997 for qualified first time home purchases. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under (S)72(t) or (S)72(q) of the Code and thus not subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty rule before you elect to receive any Systematic Withdrawal Program payments or make any modification to your Systematic Withdrawal Program payments.

  If you made both deductible and non-deductible contributions, a partial withdrawal will be treated as a pro-rata withdrawal of both, based on all of your IRAs (not just the IRA Contracts). The portion of the withdrawal attributable to non-deductible contributions (but not the earnings on them) is a nontaxable return of principal, and the 10% tax penalty does not apply. You

11/9/98                             FFA-43

 ...............................................................


must keep track of which contributions were deductible and which weren't, and make annual reports to the IRS if non-deductible contributions were made.

  Withdrawals may be transferred to another IRA without Federal tax consequences if Code requirements are met. Your Contract is not forfeitable and you may not transfer it.

  Your entire interest in the IRA Contract must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 70 1/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Complex rules apply to the timing and calculation of these withdrawals. Other complex rules apply to how rapidly withdrawals must be made after your death. Generally, if you die before the required withdrawals have begun, we must make payment of your entire interest under the Contract within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his or her lifetime or over a period not beyond your beneficiary's life expec-tancy starting by the December 31 of the year following the year in which you die. If your spouse is your beneficiary and, if your Contract permits, pay-ments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 70 1/2, if later. If your beneficiary is your spouse, he or she may elect to continue the Contract as his or her own IRA Contract after your death. If you die after the required withdrawals have begun, pay-ments must continue to be made at least as rapidly as under the method of dis-tribution that was used as of the date of your death.

  The IRS allows you to aggregate the amount required to be withdrawn from each individual retirement arrangement you own and to withdraw this amount in total from any one or more of the individual retirement arrangements you own.

  PEDC Contract. PEDC plans are available to State or local governments and certain tax-exempt organizations as described in (S)457 of the Code. These plans, which must meet the requirements of (S)457(b), provide certain tax deferral benefits to employees and independent contractors. The plans are not available to churches and qualified church-controlled organizations. A PEDC plan maintained by a State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. However, for state or local government plans in existence on August 20, 1996, these requirements do not have to be met prior to January 1, 1999. Plan benefit deferrals, contributions and all income attributable to such amounts under PEDC plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

  The compensation amounts that may be deferred under a PEDC plan may not exceed certain deferral limits established under the Federal tax law. In addition, contributions to other plans may reduce the deferral limit even further.

  Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 70 1/2, (2) when the participant separates from service with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements or, (ii) the total amount payable is $5,000 or less and certain other requirements are met.

  Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 70 1/2 or the year the participant retires. Although the minimum distribution rules are similar to the rules summarized above for TSAs, there are some differences. For example, for PEDC plans, any distribution payable over a period of more than one year can only be made in substantially non-increasing amounts, and generally distributions may not exceed 15 years.

  Special rules apply to certain non-governmental PEDC plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).

  Non-Qualified Contract for (S)457(f) Deferred Compensation Plans. These are deferred compensation arrangements generally for a select group of management or highly compensated employees and individual independent contractors employed or engaged by State or local governments or non-church tax-exempt organizations. In this arrangement, the tax-exempt entity (e.g., a hospital) deposits your deferred compensation amounts and earnings credited to these amounts into a trust, which at all times is subject to the claims of the

                                    FFA-44

 ...............................................................


employer's bankruptcy and insolvency creditors. The trust owns a Non-Qualified Contract which may be subject to the Non-Qualified Contract rules described below. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Contract will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Contract. You can defer taxation of compensation until the first taxable year in which there is not a substantial risk of forfeiture to your right to such compensation.

  Any amount made available under the plan to you or your beneficiary is generally taxed according to the annuity rules under (S)72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includable in your income and it becomes "after-tax" contributions for the purposes of the tax rules governing income plan payments in calculating the "exclusion ratio." Certain distributions made before you are age 59 1/2 may be subject to a 10% tax penalty. It is unclear whether this penalty applies with respect to distributions made for this type of plan. Thus, you should consult your own tax advisor to clarify this issue. Since there is some uncertainty as to how the Internal Revenue Service and the courts will treat the "rolling vesting" aspect of this arrangement, you should consult your own tax advisor to clarify this issue.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Contract to fund a (S)457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Contract for (S)457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)457. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Contract for (S)451 Deferred Fee Arrangements. Under a (S)451 deferred fee arrangement, a third party which is a tax-exempt entity (e.g., a hospital) enters into a deferred fee arrangement with a taxable entity, the employer, that provides services to the third party. These deferred fees are used to fund a deferred compensation plan for the taxable entity's employees who are a select group of management or highly compensated employees or individual independent contractors. The deferred fees are contributed by the tax-exempt entity into a trust that is subject to the claims of its bankruptcy and insolvency creditors, and, when paid or made available to the taxable entity, are subject to the claims of the taxable entity's bankruptcy and insolvency creditors. Such arrangement, in accordance with the provisions of
(S)451, enables the taxable entity to defer compensation until the year in which the amounts are paid or made available to it, and enables the employees of the taxable entity who are participants in its deferred compensation plan to defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income, such amount is to be properly accounted for in a different period. The taxable entity will be able to deduct as employee compensation the amounts included in income by the participant-employees of its deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends.

  A trust established by the tax-exempt entity will own a Non-Qualified Contract which may be subject to taxation rules as described below under Non-Qualified Contracts. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Contract will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Contract. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for payments under the plan. These persons should consult their own tax advisor for information on the tax treatment of these payments made under the plan.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Contract to fund a (S)451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Contract for (S)451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Contract for (S)451 Deferred Compensation Plans. Under a
(S)451 deferred compensation plan, a select group of management or highly compensated employees or individual independent contractors can defer compensation until the year in which the amounts are paid or made available to them, unless under the method of accounting used in computing taxable income such

                                    FFA-45

 ...............................................................


amount is to be properly accounted for in a different period. Participants should consult their own tax advisors for information on the tax treatment of these payments.

  A (S)451 plan could be sponsored by either a taxable entity or certain tax-exempt entities which meet the "grandfather" requirements described below. Taxable entities would be able to deduct as compensation the amounts included in income by the participant of the deferred compensation plan, subject to such sums being reasonable compensation and not disguised dividends. For tax-exempt entities, if certain Tax Reform Act of 1986 "grandfather" requirements are adhered to, (S)451 rather than (S)457 should apply to their deferred compensation plans. Tax-exempt entities should consult their own tax advisors to ascertain whether these "grandfather" requirements are met.

  A trust established by either the taxable or the grandfathered tax-exempt entity would own a Non-Qualified Contract which may be subject to taxation rules as described below under "Non-Qualified Contracts". Since the trust would be a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Contract will flow to the tax-exempt entity or taxable entity that is the grantor of such trust. Such entities should consult their own tax advisors with respect to the tax rules governing the Contract.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Contract to fund a (S)451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Contract for (S)451 Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Contract for (S)457(e)(11) Severance and Death Benefit
Plans. These are severance and death benefit arrangements for adoption by tax-exempt entities. If the employer is subject to ERISA, the arrangement must be adopted exclusively for a select group of management or highly compensated employees or individual independent contractors. The employer deposits deferral amounts, which will be used to provide severance and death benefits, into a trust which is subject at all times to the claims of the employer's bankruptcy and insolvency creditors. As the owner of a Non-Qualified Contract, the trust may be subject to the rules described below under Non-Qualified Contracts. Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Contract will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Contract.

  The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in (S)457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan, (S)451 of the Code will apply and you will not be taxed on your deferral amounts until the tax year in which they are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, your deferral amounts will be subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service.

  Special Tax Considerations for Non-Qualified Contract for (S)457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under
(S)457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-Qualified Contract for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under
(S)457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

                                    FFA-46

 ...............................................................................



  Non-Qualified Contracts. No limits apply under the Code to the amount of purchase payments that you may make. Tax on income earned under the Contracts is generally deferred until it is withdrawn only if you as owner of the Contract are an individual (or are treatable as a natural person under certain other circumstances specified by the Code). The following discussion assumes that this is the case.

  Any withdrawal is generally treated as coming first from earnings (and thus subject to tax) and next from your contributions (and thus a nontaxable return of principal) only after all earnings are paid out. This rule does not apply to payments made under income annuities, however. Such payments are subject to an "exclusion ratio" which determines how much of each payment is a non-taxable return of your contributions and how much is a taxable payment of earnings. Once the total amount treated as a return of your contributions equals the amount of such contributions, all remaining payments are fully taxable. If you die before all contributions are returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if payments continue after your death. We will tell the purchaser of an income annuity what your contributions were and how much of each income payment is a non-taxable return of contributions.

  Withdrawals (other than tax-free exchanges to other Non-Qualified contracts) before you are age 59 1/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary.

  Your Non-Qualified Contract may be exchanged for another non-qualified contract without incurring Federal income taxes if Code requirements are met. Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or income payments must commence by a certain age, e.g., 85 or older. If you die before payments under an income annuity begins, we must make payment of your entire interest under the Contract within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death. If your spouse is your beneficiary or a co-owner of the Non-Qualified Contract, this rule does not apply. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution that was used at the time of your death in accordance with the income type selected.

  The tax law treats all non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. This may cause a greater portion of your withdrawals from the Contract to be treated as income than would otherwise be the case. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time.

HOW DO FEDERAL INCOME TAXES AFFECT YOUR INCOME ANNUITY?

  Generally, all purchase payments under the Income Annuities, other than purchase payments under Non-Qualified and non-deductible contributions to a IRA Income Annuities will be on a "before-tax" basis. This means that the purchase payment was either a reduction from income, entitled you to a tax deduction or was not subject to current income tax. Because of this, Federal income taxes are payable on the full amount of money paid as income payments under the Income Annuity.

  Generally, the Enhanced Non-Qualified Preference Plus Income Annuities are issued on an "after-tax basis" so that making a purchase payment does not reduce the taxes you pay. That portion of any income payment that represents income is taxed when you receive it, but that portion that represents the purchase payment is a nontaxable return of principal.

  Under some circumstances certain Income Annuities accept both purchase payments that have entitled you or the owner to a current tax deduction or to a reduction in taxable income and those that do not. Taxation of income payments depends on whether or not you or the owner were entitled to deduct or exclude from income the purchase payment in compliance with the Code.

  All taxable income payments (other than income payments under the PEDC Income Annuities) will be subject to Federal income tax withholding unless the payee elects to have no withholding. The rate of withholding is as determined by the Code at the time of payment. All taxable income payments under the PEDC Income Annuities will be subject to the same federal income tax withholding treatment as regular wages.

11/9/98                             FFA-47

 ...............................................................



  Income payments (other than tax-free transfers as permitted under the Code and payments made under a PEDC plan) that are allowed before age 59 1/2 are generally subject to an additional 10% tax penalty on the taxable portion of the income payment. This penalty does not apply to income payments (1) paid to your beneficiary or your estate after your death; (2) due to your permanent disability (as defined in the Code); or (3) made in substantially equal periodic payments (not less frequently than annually) over your life or life expectancy of you and another person named by you, (for TSAs and 403(a) plans, you must also be separated from service when payments begin); and (4) under a Non-Qualified Income Annuity purchased with a single purchase payment which provides for substantially equal payments (to be made not less frequently then annually) commencing no later than one year from the purchase date. Additionally, under TSAs and 403(a) plans the penalty does not apply to income payments (1) made to you after you separate from service with your employer after age 55; (2) made to you on account of deductible medical expenses (whether or not you actually itemize deductions); or (3) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse). For IRAs the 10% tax penalty will also not apply to income payments to pay deductible medical expenses (whether or not you actually itemize your deduction) to enable certain unemployed persons to pay medical insurance premiums; made after December 31, 1997 to pay for qualified higher education expenses; or made after December 31, 1997, for qualified first time home purchases. There is a possibility that if you make transfers as described earlier in this Prospectus before age 59 1/2 or within five years of the purchase of the Income Annuity, the exercise of the transfer provision may cause the retroactive imposition of this tax.

  The following paragraphs will briefly summarize some of the tax rules, but we will make no attempt to mention or explain every single rule that may be relevant to you. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.

  For taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, distributions of your entire interest under the TSA, PEDC and 403(a) Income Annuities must be made beginning no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. A tax penalty of 50% applies to payments which should have been made but were not. Complex rules apply to the timing and calculation of these income payments. Other complex rules apply to how rapidly income payments must be made after your death. If you die before payments begin under an Income Annuity, the Code generally requires that your entire interest under the Income Annuity be paid within five years of the year in which you died. If you die before payments begin under this Income Annuity, we will pay your entire interest under the Income Annuity in a lump sum to the beneficiary after we receive proof of death. If you die after Income Annuity payments begin, payments must continue to be made in accordance with the income type selected. The Code requires that payments continue to be made at least as rapidly as under the method of distribution that was used as of the date of your death. If the Income Annuity is subject to the Retirement Equity Act, your spouse has certain rights which may be waived with the written consent of the spouse.

  Any income payments distributed under 403(a) Income Annuities are generally taxed according to the rules described under (S)72 of the Code.

  Non-Qualified Income Annuity for (S)457(f) Deferred Compensation Plans. Any income payments distributed under the plan to you or your beneficiary are generally taxed according to the annuity rules under (S)72. Thus, when deferred compensation is no longer subject to a substantial risk of forfeiture, it is immediately includible in your income and it becomes an "after-tax" purchase payment for the purposes of the tax rules governing income payments in calculating the "exclusion ratio." It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a (S)457(f) deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for (S)457(f) Deferred Compensation Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)457. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Income Annuity for (S)451 Deferred Fee Arrangements. A trust established by the tax-exempt entity will own a Non-Qualified Income Annuity which may be subject to taxation rules as described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity

                                    FFA-48

 ...............................................................


will flow to the tax-exempt entity that is the grantor of such trust. Each tax-exempt entity should consult its own tax advisor with respect to the tax rules governing the Income Annuity. Participants in the taxable entity's deferred compensation plan must look to the taxable entity for income payments under the plan. It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. These persons should consult their own tax advisor for information on the tax treatment of these income payments made under the plan.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a (S)451 deferred fee arrangement should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for (S)451 Deferred Fee Arrangements, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Income Annuity for (S)451 Deferred Compensation Plans. A trust established by the tax-exempt entity or the taxable entity will own a Non-Qualified Income Annuity which may be subject to taxation rules as described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the tax-exempt entity or the taxable entity that is the grantor of such trust. Each such entity should consult its own tax advisor with respect to the tax rules governing the Income Annuity. Participants will not be taxed on their tax deferred compensation amounts until the year in which they are paid or made available to them, unless under the method of accounting the participant uses in computing taxable income such amount is to be properly accounted for in a different period.

  It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

  Given the complexity and uncertainty inherent in this area of the tax law, entities considering the purchase of this Income Annuity to fund a (S)451 deferred compensation plan should consult with their own tax advisors regarding the application of the relevant rules to their particular situation. In connection with the sale of the Non-Qualified Income Annuity for (S)451 Deferred Compensation Plans MetLife consulted special tax counsel regarding the major Federal tax issues under (S)451. This advice from such counsel has not been updated to reflect changes, if any, in the law and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Contract.

  Non-Qualified Income Annuity for (S)457(e)(11) Severance and Death Benefit Plans. As the owner of a Non-Qualified Income Annuity, the trust is generally subject to the rules described below under "Non-Qualified Income Annuities." Since the trust is a grantor trust, any tax consequences arising out of ownership of the Non-Qualified Income Annuity will flow to the employer, the grantor of such trust. Each employer should consult with its own tax advisor with respect to the tax rules governing the Income Annuity.

  The Federal income tax consequences to you of this arrangement depend on whether the program qualifies as a "bona-fide severance pay" and a "bona-fide death benefit" plan as described in (S)457(e)(11) of the Code. If the arrangement qualifies as a "bona-fide severance pay" and "bona-fide death benefit" plan (S)451 of the Code will apply and you will be taxed in the tax year in which such benefits are paid or made available to you, unless under the method of accounting you use in computing taxable income such amount is to be properly accounted for in a different period. If the arrangement does not qualify as a "bona-fide severance pay" and "bona-fide death benefit" plan, the amounts which constituted your purchase payment will be subject to tax in the year in which they are deferred. In that event, if you have not reported such income, in addition to the Federal income tax you will have to pay, you will be assessed interest, and you may be subject to certain penalties by the Internal Revenue Service. It is unclear whether the 10% tax penalty for distributions made prior to age 59 1/2 applies with respect to income payments made under this type of plan. Thus, you should consult your own tax advisor to clarify this issue.

  Special Tax Considerations for Non-Qualified Income Annuity for
(S)457(e)(11) Severance and Death Benefit Plans. There is a considerable risk that this arrangement may not qualify as a "bona-fide severance pay" plan under (S)457(e)(11), the applicable section of the Code. The term "bona-fide severance pay" plan is not defined in that section. The term "severance pay" plan has, however, been construed under other Code sections and under Department of Labor regulations issued under the Employee Retirement Income Security Act of 1974. In connection with the sale of the Non-

                                    FFA-49

 ...............................................................

Qualified Income Annuity for Section 457(e)(11) Severance and Death Benefit Plans, MetLife consulted special tax counsel regarding the major Federal tax issues under (S)457. Subsequently, the United States Court of Appeals for the Federal Circuit indicated that for purposes of another Code section, a severance pay plan with features similar to this arrangement would not qualify as a valid severance pay plan. While this decision addresses severance pay plans in a different Code context, it is probable that a court would consider it in determining the tax consequences of this arrangement. This advice received from such counsel has not been updated to reflect this decision or other changes in the law, and such advice was rendered solely to MetLife and may not be relied upon by any person considering the purchase of the Income Annuity. You should consult with your own tax advisor to determine if the potential advantages to you of this arrangement outweigh the potential tax risks in view of your individual circumstances.

  Non-Qualified Income Annuities. The following discussion assumes that you are an individual (or are treated as a natural person under certain other circumstances specified by the Code). Income payments are subject to an "exclusion ratio" which determines how much of each income payment is a non-taxable return of your purchase payment and how much is a taxable payment of earnings. Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment, all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell the purchaser of an Income Annuity what your purchase payment was and how much of each income payment is a non-taxable return of your purchase payment.

  If you die before income payments begin, the Code generally requires payment of your entire interest in the Enhanced Non-Qualified Preference Plus Income Annuity be made within five years of the date of your death. If you die before income payments begin, we will pay your entire interest under the Income Annuity to your beneficiary in a lump sum after we receive proof of your death. If you die after income payments begin, payments must continue to be made at least as rapidly as under the method of distribution before your death, in accordance with the income type selected.

  The tax law treats two or more non-qualified contracts issued after October 21, 1988 by the same company (or its affiliates) to the same owner during any one calendar year as one annuity contract. It is unclear whether this rule adversely affects the tax treatment of income payments received under a contract which was issued during the same calendar year in which you purchased another annuity contract from the same company (or its affiliates) under which you are not yet receiving income payments.

                                    FFA-50

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
Cover Page................................................................    1
Table of Contents.........................................................    1
Independent Auditors......................................................    2
Services..................................................................    2
Distribution of Certificates and Interests in the Contracts and Income An-
 nuities..................................................................    2
Early Withdrawal Charge...................................................    2
Variable Income Payments..................................................    2
Performance Data..........................................................    4
Financial Statements of the Separate Account..............................   15
Financial Statements of MetLife...........................................   37

                                     FFA-51

                                   APPENDIX

                               ANNUITY TAX TABLE

The following is a current list of jurisdictions in which annuity taxes apply in respect of the Contracts and Income Annuities and the applicable annuity tax rates:

                                                        KEOGH                    NON-
                            TSA      IRA, SIMPLE IRA  AND 403(A)     PEDC     QUALIFIED
                         CONTRACTS  AND SEP CONTRACTS CONTRACTS   CONTRACTS   CONTRACTS
                         AND INCOME    AND INCOME     AND INCOME  AND INCOME  AND INCOME
                         ANNUITIES    ANNUITIES(1)    ANNUITIES  ANNUITIES(2) ANNUITIES
                         ---------- ----------------- ---------- ------------ ----------
California..............    0.5%          0.5%(3)        0.5%        2.35%       2.35%
District of Columbia....    2.25%         2.25%          2.25%       2.25%       2.25%
Kentucky(4).............    2.0%          2.0%           2.0%        2.0%        2.0%
Maine...................     --            --             --          --         2.0%
Nevada..................     --            --             --          --         3.5%
U.S. Virgin Islands.....    5.0%          5.0%           5.0%        5.0%        5.0%
South Dakota............     --            --             --          --         1.25%
Puerto Rico.............    1.0%          1.0%           1.0%        1.0%        1.0%
West Virginia...........    1.0%          1.0%           1.0%        1.0%        1.0%
Wyoming.................     --            --             --          --         1.0%

-------
(1) Annuity tax rates applicable to IRA, SIMPLE IRA and SEP Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of
    (S)408(a) of the Code are included under the column headed "IRA, SIMPLE IRA and SEP Contracts and Income Annuities."
(2) Annuity tax rates applicable to Contracts and Income Annuities purchased under retirement plans of public employers meeting the requirements of
    (S)401(a) of the Code are included under the column headed "Keogh Contracts and Income Annuities."
(3) With respect to Contracts and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of (S)408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.
(4) The annuity tax in Kentucky is repealed effective January 1, 2000.

                                    FFA-52

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and
    Calvert Social Balanced Portfolio

[_] Calvert Social Mid Cap Growth Portfolio

[_] Fidelity Variable Insurance Products Funds

[_] I have changed my address. My CURRENT address is:

                                    Name:
------------------------------           --------------------------------
      (Contract Number)          Address:
                                         --------------------------------

------------------------------           --------------------------------
         (Signature)                                                 zip

 METROPOLITAN LIFE INSURANCE COMPANY
 ATTN: ALAN DEMICHELE
 RETIREMENT AND SAVINGS CENTER, AREA 2H
 ONE MADISON AVENUE
 NEW YORK, NY 10010

  Supplement to Prospectus for Metropolitan Life Separate Account E for Preference Plus Group and Individual Annuity Contracts dated May 1, 1998.

 1. All references throughout the Prospectus to certain investment division names and a Portfolio name are changed as follows:

   FROM:                       TO:
   -----                       ---
   Income Division             State Street Research Income Division
   Diversified Division        State Street Research Diversified Division
   Stock Index Division        MetLife Stock Index Division
   Growth Division             State Street Research Growth Division
   Aggressive Growth Division  State Street Research Aggressive Growth Division
   International Stock
    Division                   Santander International Stock Division
   State Street Research
    International Stock
    Portfolio                  Santander International Stock Portfolio

 2. All references throughout the Prospectus to Systematic Withdrawal Income Program and SWIP are replaced with Systematic Withdrawal Program.

 3. The second sentence of the third paragraph on the first page is changed to read as follows:

    The choices depend on what is available under your Contract or Income Annuity and may include the Fixed Interest Account, and through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity, Santander International Stock (formerly known as State Street Research International Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund").

 4. Add the following information to the Table of Expenses on A-PPA-4 and A-
    PPA-5:

                                                             OTHER EXPENSES
   METROPOLITAN FUND ANNUAL EXPENSES                         AFTER EXPENSE
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)   MANAGEMENT FEES REIMBURSEMENT  TOTAL
   ---------------------------------------   --------------- -------------- -----
   Harris Oakmark Large Cap Value
    Portfolio(e)(h).......................         .75            .20        .95
   Lehman Brothers Aggregate Bond Index
    Portfolio(h)..........................         .25            .20        .45
   Morgan Stanley EAFE(R) Index
    Portfolio(h)..........................         .30            .25        .55
   Neuberger&Berman Partners Mid Cap Value
    Portfolio(e)(h).......................         .70            .20        .90
   Russell 2000 Index Portfolio(h)........         .25            .20        .45
   T. Rowe Price Large Cap Growth
    Portfolio(e)(h).......................         .70            .20        .90

EXAMPLE

  If you surrender your Contract at the end of the applicable time period:

  You would pay the following expenses on a $1,000 investment in each investment division listed below, assuming 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division....  $85    $114     --      --
   Lehman Brothers Aggregate Bond Index
    Division..................................   80      98     --      --
   Morgan Stanley EAFE(R) Index Division......   81     102     --      --
   Neuberger&Berman Partners Mid Cap Value
    Division..................................   85     113     --      --
   Russell 2000 Index Division................   80      98     --      --
   T. Rowe Price Large Cap Growth Division....   85     113     --      --

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998                                     98112R90 (exp0599) MLIC-LD

  If you annuitize at the end of the applicable time period or do not surrender your Contract(i):

  You would pay the following expenses on a $1,000 investment in each investment division listed below, assuming 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division....  $23     $70     --      --
   Lehman Brothers Aggregate Bond Index
    Division..................................   17      54     --      --
   Morgan Stanley EAFE(R) Index Division......   18      57     --      --
   Neuberger&Berman Partners Mid Cap Value
    Division..................................   22      68     --      --
   Russell 2000 Index Division................   17      54     --      --
   T. Rowe Price Large Cap Growth Division....   22      68     --      --

    (h) The Portfolios commenced operations on November 9, 1998. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1998. Subject to receiving New York State Insurance Department approval, MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios, and .25% of the average net assets for the Morgan Stanley EAFE(R) Index Portfolio until each of the Portfolio's total net assets are at least $100 million, or until November 8, 2000, whichever is earlier.

 5. The last sentence of footnote (g) on A-PPA-5 is deleted and substituted with the following sentence:

    MetLife ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997, the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998 and the Scudder Global Equity Portfolio as of July 1, 1998.

 6. Footnote (h) on A-PPA-4 and A-PPA-5 is changed to footnote (i).

 7. Replace the third sentence of the first paragraph under "WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?" on A-PPA-10 with the following:

    If approved in your state, the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions are also available.

 8. Replace the second paragraph in the left column through the first complete paragraph in the right column on A-PPA-11 with the following:

    State Street Research Income Portfolio: Seeks a) the highest possible return, by combining current income with capital gains, consistent with prudent investment risk, and b) secondarily, the preservation of capital by investing at least 75% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization, or of comparable quality.

    State Street Research Diversified Portfolio: Seeks a high total return while attempting to limit investment risk and preserve capital by investing portions of its assets in: equity securities of the type that can be

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998
  purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments.

  MetLife Stock Index Portfolio: Seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") by normally investing most of its assets in common stocks included in the S&P 500 Index.

  State Street Research Growth Portfolio: Seeks long-term growth of capital and income, and moderate current income. Generally, the greatest portion of the Portfolio's assets will be invested in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.

  Janus Mid Cap Portfolio: Seeks to provide long-term growth of capital by normally investing at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

  Loomis Sayles High Yield Bond Portfolio: Seeks high total investment return through a combination of current income and capital appreciation by normally investing at least 65% of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds").

  State Street Research Aggressive Growth Portfolio: Seeks maximum capital appreciation by generally investing most of its assets in the common stocks and other securities convertible into or carrying the right to acquire common stocks of less mature companies with the potential for rapid growth and companies whose unusual circumstances have not been fully recognized.

  T. Rowe Price Small Cap Growth Portfolio: Seeks long-term capital growth by normally investing at least 65% of its total assets in a diversified group of small capitalization companies.

  Scudder Global Equity Portfolio: Seeks to provide long-term growth of capital by generally investing most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter.

  Santander International Stock Portfolio: Seeks long-term growth of capital by normally investing at least 65% of its net assets in equity securities of established large capitalization foreign (non-U.S. domiciled) companies with attractive long-term prospects for growth of capital.

  Harris Oakmark Large Cap Value Portfolio: To achieve long-term capital appreciation. The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies.

  Lehman Brothers Aggregate Bond Index Portfolio: To equal the performance of the Lehman Brothers Aggregate Bond Index. The Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

  Morgan Stanley EAFE (R) Index Portfolio: To equal the return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE(R)) Index. The Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE(R) Index.

  Neuberger&Berman Partners Mid Cap Value Portfolio: To achieve capital growth. The Portfolio will normally invest at least 65% of its total assets in common stocks of mid capitalization companies.

  Russell 2000 Index Portfolio: To equal the return of the Russell 2000 Index. The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

    T. Rowe Price Large Cap Growth Portfolio: To achieve long-term growth of capital, and, secondarily, dividend income. The Portfolio will invest at least 65% of its total assets in a diversified group of large capitalization growth companies.

 9. Add the following after the first sentence in the second complete paragraph in the right column on A-PPA-11:

    For providing investment management services to the Lehman Brothers Aggregate Bond Index, MetLife Stock Index and Russell 2000 Index Portfolios, we receive monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the Morgan Stanley EAFE(R) Index Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .30% of the average daily assets of the aggregate net assets of the Portfolio.

10. The last two sentences of the second complete paragraph in the right column on A-PPA-11 are changed to read as follows:

    For providing investment management services to the State Street Research Aggressive Growth Portfolio, we receive monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Income, State Street Research Diversified, State Street Research Growth and State Street Research Aggressive Growth Portfolios.

11. The third complete paragraph in the right column on A-PPA-11 is replaced with the following:

    For providing investment management services to the Santander International Stock Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. Effective on or about November 9, 1998, Santander Global Advisors, Inc., of which MetLife owns 25% of the outstanding common stock, will become the sub-investment manager for the Santander International Stock Portfolio.

12. Delete the last sentence of the first paragraph in the left column on A-PPA-12 and substitute the following:

    For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million and .60% of such assets in excess of $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth Portfolios.

13. Add these two paragraphs following the first complete paragraph in the left column on A-PPA-12:

    For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates LP, whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

    For providing investment management services to the Neuberger&Berman Partners Mid Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .675% of such assets on the next

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

    $250 million, .65% of such assets on the next $500 million, .625% of such assets on the next $750 million and .60% of such assets over $1.6 billion. Neuberger & Berman Management Incorporated is the sub-investment manager for the Neuberger & Berman Partners Mid Cap Value Portfolio.

14. Add the following after the fourth sentence under "CAN YOU MAKE SYSTEMATIC WITHDRAWALS?" on A-PPA-14:

    Beginning on or about December 15, 1998, if you choose to receive a percentage of your Account Balance, we will determine the initial dollar amount payable as of the date these payments begin and we will pay the dollar amount over the remainder of the Contract Year. For example, if you ask for a percentage equal to $12,000 and there are six months left in the Contract Year, we will pay you $2,000 a month if payments are made monthly. For each later Contract Year that the Systematic Withdrawal Program remains in effect, we will pay you either the dollar amount that you have chosen or a dollar amount equal to the percentage of your Account Balance you have chosen, applied to your Account Balance as of your first Systematic Withdrawal Program payment date in that Contract Year. We will pay this amount over the full Contract Year. For example, if you ask for a percentage equal to $12,000 a year, we will pay you $1,000 a month if payments are to be made monthly.

15. Replace the third and fourth complete sentences in the left column on A-PPA-15 with the following:

    Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year prior to your Systematic Withdrawal Program anniversary date or, on or about December 15, 1998, prior to the beginning of any Contract Year, unless we agree otherwise. Requests for such changes must be made at least 30 days prior to the Systematic Withdrawal Program anniversary date or, on or about December 15, 1998, at least 30 days prior to the beginning of any Contract Year, unless we agree otherwise.

16. Replace the first sentence under "FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?" on A-PPA-15 with the following:

    Each Systematic Withdrawal Program payment may be taken on a pro rata basis from the Fixed Interest Account and investment divisions of the Separate Account in which you then have money.

17. Replace the third sentence under "FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?" on A-PPA-15 with the following:

    You will also be able to select the percentage to be withdrawn from each investment division and/or the Fixed Interest Account based on your preference.

18. Replace the first sentence under "WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?" on A-PPA-15 with the following:

    For purposes of the early withdrawal charge, Systematic Withdrawal Program payments are characterized as a single withdrawal made in a series of payments over a twelve month period.

19. Add the following after the second sentence of the first paragraph under "WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?" on A-PPA-15:

    Beginning on or about December 15, 1998, if you have elected the Systematic Withdrawal Program, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal on the first Systematic Withdrawal Program payment date for the first Contract Year for the purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. For Contract Years thereafter, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal as of the first Systematic Withdrawal Program payment date after the Contract Year anniversary for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. However, each Systematic Withdrawal Program payment will be treated separately as of the date of a withdrawal from your Contract to determine whether or not it is subject to a withdrawal charge. We will withdraw that portion of the withdrawal that constitutes the early withdrawal charge when we make the Systematic Withdrawal Program payment.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

20. Add the following sentence before the last sentence of the first paragraph under "WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?" on A-PPA-15:

    On or about December 15, 1998, only Systematic Withdrawal Program payments in excess of the 10% Free Corridor will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies.

21. Add the following to paragraph numbered 3 under "CAN YOU MAKE WITHDRAWALS OR TRANSFERS WITHOUT EARLY WITHDRAWAL CHARGES?" on A-PPA-16:

    Beginning on or about December 15, 1998 and if approved in your state, the Free Corridor withdrawal percentage of up to 10% of your Account Balance may be taken in an unlimited number of partial withdrawals. For each withdrawal we calculate the percentage it represents of your Account Balance and whenever the total of such percentages exceeds the specified percentage the early withdrawal charge applies.

22. The first sentence under "WHAT ARE THE INVESTMENT CHOICES?" on A-PPA-19 is replaced with the following:

    The investment choices provided through the Separate Account are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index,
    Neuberger & Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions described earlier in Section 1 under "YOUR INVESTMENT CHOICES."

23. The last sentence of the last paragraph in the right column on A-PPA-25 is replaced with the following:

    The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

24. The first sentence in the left column on A-PPA-26 is replaced with the following:

    Performance may be shown for certain investment strategies that are made available under certain Contracts.

25. Add the following after the last complete sentence in the left column on A-PPA-26:

    The third strategy is the "Index SelectorSM." Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index and Russell 2000 Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis for the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

                       KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

26. Replace the sentence which starts at the bottom of the left column on A-PPA-26 and continues into the right column on A-PPA-26 with the following:

    An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance, at the end of the period, expressed as a percentage.

27. Replace the next to last sentence in the right column on A-PPA-26 with the following:

    We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future.

28. The last sentence in the left column on A-PPA-27 is replaced with the following:

    However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

29. Replace the sentence which starts at the bottom of the right column on A-PPA-27 and continues into the left column on A-PPA-28 with the following:

    For 1998, if you are an "active participant" in another retirement plan and your adjusted gross income is $30,000 or less ($50,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $40,000 ($60,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out.

30. Replace the last two sentences of the first complete paragraph in the left column on A-PPA-29 with the following:

    (See exception discussed below.) For conversions occurring in 1998, the taxable amount will be included ratably in income over a four year period beginning in 1998, unless you elect otherwise.

31. Replace the second and third complete paragraphs in the left column on A-PPA-29 with the following:

    Distributions from a Roth IRA are made first from contributions and then from earnings. Generally, withdrawals from contributions are not subject to tax. However, withdrawals of taxable converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception). In addition, withdrawals in 1998, 1999 or 2000 of converted amounts that have received four year income inclusion treatment will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.

    Withdrawals of earnings will not be subject to Federal income tax if they are "qualified distributions." In order to be a qualified distribution, the withdrawal must be: (a) made at least five taxable years from the year you established a Roth IRA, and (b) made after age 59 1/2, or for death, disability, or a qualified first-time home purchase (up to $10,000). (Please consult your tax advisor regarding the state income tax treatment of your withdrawal.)


                       KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

32. Replace the last sentence of the fifth complete paragraph in the left column on A-PPA-29 with the following:

    Generally, when you die, we must make payment of your entire interest within five years of the year in which you died or begin payments under an income annuity allowed by the Code to your beneficiary over his/her lifetime or over a period not beyond your beneficiary's life or life expectancy starting by December 31 of the year following the year in which you die.

33. Replace the last sentence of the first complete paragraph in the right column on A-PPA-30 with the following:

    However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

34. Add the following sentence after the first sentence in the left column on A-PPA-31:

    However, withdrawals from a Roth IRA of taxable converted amounts may be subject to a penalty tax if made before age 59 1/2.

35 Replace the fourth and fifth sentences of the first paragraph in the left column on A-PPA-31 with the following:

    However, withdrawals of taxable converted amounts prior to age 59 1/2 and made within five taxable years from such conversion will be subject to the 10% premature penalty tax (unless you meet an exception). In addition, withdrawals of converted amounts in 1998, 1999 or 2000 that have received four year income inclusion treatment will be included in income in the year of the withdrawal (in addition to the amounts to be included under the four year income inclusion election). The total aggregate amount to be included in income shall not exceed the total taxable amount of the conversion.

36 Replace the fifth sentence in the last paragraph in the left column on A-
   PPA-31 with the following:

    If you die before income payments begin under an Income Annuity, the Code generally requires that your entire interest be paid within five years of the year in which you die or over a period not exceeding your beneficiary's life or life expectancy.

37. Replace the last sentence beginning at the bottom of the left column and continuing at the top of the right column on A-PPA-31 with the following:

    For IRA, SIMPLE IRA, and SEP Income Annuities, if you die after income payments begin, payments must continue to be made in accordance with the income type selected.

38. Add the following before the first complete paragraph in the right column on APPA-21:

    For the Roth IRA Income Annuity, the Code requires any remaining payment be made to your beneficiary within five years of the year in which you died or over a period not exceeding your beneficiary's life or life expectancy. Therefore, if you choose a Roth IRA Income Annuity that has a period certain (e.g., an income annuity for life with a ten year term certain), the period certain cannot exceed the greater of five years or the life expectancy of your beneficiary. Subsequent changes to your beneficiary after choosing a Roth IRA Income Annuity may cause you to be in violation of this rule.

                       KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

  Supplement to Prospectus for Metropolitan Life Separate Account E for Preference Plus Group and Individual Annuity Contracts dated May 1, 1998.

1. All references throughout the Prospectus to certain investment division names and a Portfolio name are changed as follows:

   FROM:                       TO:
   -----                       ---
   Income Division             State Street Research Income Division
   Diversified Division        State Street Research Diversified Division
   Stock Index Division        MetLife Stock Index Division
   Growth Division             State Street Research Growth Division
   Aggressive Growth Division  State Street Research Aggressive Growth Division
   International Stock Divi-
    sion                       Santander International Stock Division
   State Street Research In-
    ternational Stock Portfo-
    lio                        Santander International Stock Portfolio

2. All references throughout the Prospectus to Systematic Withdrawal Income Program and SWIP are replaced with Systematic Withdrawal Program.

3.The second sentence of the third paragraph on the first page is changed to read as follows:

  The choices depend on what is available under your Contract or Income Annuity and may include the Fixed Interest Account and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity, Santander International Stock (formerly known as State Street Research International Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), and the Calvert Social Balanced Portfolio (formerly Calvert Responsibly Invested Balanced Portfolio) of the Calvert Variable Series, Inc. (formerly Acacia Capital Corporation).

4.Add the following to the Table of Expenses on B-PPA-4 to B-PPA-5:

                                                           OTHER EXPENSES
   METROPOLITAN FUND ANNUAL EXPENSES            MANAGEMENT AFTER EXPENSE
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)         FEES    REIMBURSEMENT  TOTAL
   ---------------------------------------      ---------- -------------- -----
   Harris Oakmark Large Cap Value
    Portfolio(e)(h)............................    .75          .20        .95
   Lehman Brothers Aggregate Bond Index
    Portfolio(h)...............................    .25          .20        .45
   Morgan Stanley EAFE(R) Index Portfolio(h)...    .30          .25        .55
   Neuberger&Berman Partners Mid Cap Value
    Portfolio(e)(h)............................    .70          .20        .90
   Russell 2000 Index Portfolio(h).............    .25          .20        .45
   T. Rowe Price Large Cap Growth
    Portfolio(e)(h)............................    .70          .20        .90

EXAMPLE

  If you surrender your Contract at the end of the applicable time period:

  You would pay the following expenses on a $1,000 investment in each investment division listed below, assuming 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division....  $85    $114      --      --
   Lehman Brothers Aggregate Bond Index
    Division..................................   80      98      --      --
   Morgan Stanley EAFE(R) Index Division......   81     102      --      --
   Neuberger&Berman Partners Mid Cap Value
    Division..................................   85     113      --      --
   Russell 2000 Index Division................   80      98      --      --
   T. Rowe Price Large Cap Growth Division....   85     113      --      --

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998                                       98112R93(exp0599)MLIC-LD

  If you annuitize at the end of the applicable time period or do not surrender your Contract(j):

  You would pay the following expenses on a $1,000 investment in each investment division listed below, assuming 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division....  $23     $70      --      --
   Lehman Brothers Aggregate Bond Index
    Division..................................   17      54      --      --
   Morgan Stanley EAFE(R) Index Division......   18      57      --      --
   Neuberger&Berman Partners Mid Cap Value
    Division..................................   22      68      --      --
   Russell 2000 Index Division................   17      54      --      --
   T. Rowe Price Large Cap Growth Division....   22      68      --      --

    (h) Portfolios commenced operations on November 9, 1998. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1998. Subject to receiving New York State Insurance Department approval, MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios, and .25% of the average net assets for the Morgan Stanley EAFE(R) Index Portfolio until each of the Portfolio's total net assets are at least $100 million, or until November 8, 2000, whichever is earlier.

 5.The last sentence of footnote (g) on B-PPA-5 is deleted and substituted with the following sentence:

  MetLife ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997, the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998 and the Scudder Global Equity Portfolio as of July 1, 1998.

 6.Footnote (h) on B-PPA-4 and B-PPA-5 is changed to Footnote (i).

 7.Footnote (i) on B-PPA-4 and B-PPA-5 is changed to Footnote (j).

 8. Add the following after the second sentence of the first paragraph under "WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?" on B-PPA-11:

  If approved in your state, the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index,
  Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions are also available.

 9. Replace the last paragraph on B-PPA-11 and the first nine paragraphs in the left column on B-PPA-12 with the following:

  State Street Research Income Portfolio: Seeks a) the highest possible return, by combining current income with capital gains, consistent with prudent investment risk, and b) secondarily, the preservation of capital by investing at least 75% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization, or of comparable quality.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

  State Street Research Diversified Portfolio: Seeks a high total return while attempting to limit investment risk and preserve capital by investing portions of its assets in: equity securities of the type that can be purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments.

  MetLife Stock Index Portfolio: Seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") by normally investing most of its assets in common stocks included in the S&P 500 Index.

  State Street Research Growth Portfolio: Seeks long-term growth of capital and income, and moderate current income. Generally, the greatest portion of the Portfolio's assets will be invested in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.

  Janus Mid Cap Portfolio: Seeks to provide long-term growth of capital by normally investing at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

  Loomis Sayles High Yield Bond Portfolio: Seeks high total investment return through a combination of current income and capital appreciation by normally investing at least 65% of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds").

  State Street Research Aggressive Growth Portfolio: Seeks maximum capital appreciation by generally investing most of its assets in the common stocks and other securities convertible into or carrying the right to acquire common stocks of less mature companies with the potential for rapid growth and companies whose unusual circumstances have not been fully recognized.

  T. Rowe Price Small Cap Growth Portfolio: Seeks long-term capital growth by normally investing at least 65% of its total assets in a diversified group of small capitalization companies.

  Scudder Global Equity Portfolio: Seeks to provide long-term growth of capital by generally investing most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter.

  Santander International Stock Portfolio: Seeks long-term growth of capital by normally investing at least 65% of its net assets in equity securities of established large capitalization foreign (non-U.S. domiciled) companies with attractive long-term prospects for growth of capital.

  Harris Oakmark Large Cap Value Portfolio: To achieve long-term capital appreciation. The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U. S. companies.

  Lehman Brothers Aggregate Bond Index Portfolio: To equal the performance of the Lehman Brothers Aggregate Bond Index. The Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

  Morgan Stanley EAFE(R) Index Portfolio: To equal the return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE(R)) Index. The Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE(R) Index.

  Neuberger&Berman Partners Mid Cap Value Portfolio: To achieve capital growth. The Portfolio will normally invest at least 65% of its total assets in common stocks of mid capitalization companies.

  Russell 2000 Index Portfolio: To equal the return of the Russell 2000 Index. The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

  T. Rowe Price Large Cap Growth Portfolio: To achieve long-term growth of capital, and, secondarily, dividend income. The Portfolio will invest at least 65% of its total assets in a diversified group of large capitalization growth companies.

10. Add the following after the first sentence in the first complete paragraph in the right column on B-PPA-12:

  For providing investment management services to the Lehman Brothers Aggregate Bond Index, MetLife Stock Index and Russell 2000 Index Portfolios, we receive monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the Morgan Stanley EAFE(R) Index Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .30% of the average daily assets of the aggregate net assets of the Portfolio.

11. The last two sentences of the first complete paragraph in the right column on B-PPA-12 are changed to read as follows:

  For providing investment management services to the State Street Research Aggressive Growth Portfolio, we receive monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Income, State Street Research Diversified, State Street Research Growth and State Street Research Aggressive Growth Portfolios.

12. The second complete paragraph in the right column on B-PPA-12 is replaced with the following:

  For providing investment management services to the Santander International Stock Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. Effective on or about November 9, 1998, Santander Global Advisors, Inc., of which MetLife owns 25% of the outstanding common stock, became the sub-investment manager for the Santander International Stock Portfolio.

13.Delete the last sentence of the first paragraph in the left column on B-PPA-13 and substitute the following:

  For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million and .60% of such assets in excess of $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth Portfolios.

14.Add these two paragraphs following the first complete paragraph in the left column on B-PPA-13:

  For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

  For providing investment management services to the Neuberger&Berman Partners Mid Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .675% of such assets on the next $250 million, .65% of such assets on the next $500 million, .625% of such assets on the next $750 million

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998
  and .60% of such assets over $1.6 billion. Neuberger&Berman Management Incorporated is the sub-investment manager for the Neuberger&Berman Partners Mid Cap Value Portfolio.

15. Replace the seventh and eighth sentences under "CAN YOU MAKE SYSTEMATIC WITHDRAWALS?" on B-PPA-16 with the following:

   If you choose to receive a percentage of your Account Balance, we will determine the initial dollar amount payable as of the date these payments begin and we will pay the dollar amount over the remainder of the Contract Year. For example, if you ask for a percentage equal to $12,000 and there are six months left in the Contract Year, we will pay you $2,000 a month if payments are made monthly. For each later Contract Year that the Systematic Withdrawal Program remains in effect, we will pay you either the dollar amount that you have chosen or a dollar amount equal to the percentage of Account Balance you have chosen, applied to your Account Balance as of your first Systematic Withdrawal Program payment date in that Contract Year. We will pay this amount over the full Contract Year. For example, if you ask for a percentage equal to $12,000 a year, we will pay you $1,000 a month if payments are to be made monthly.

16. Replace the second complete sentence in the right column on B-PPA-16 with the following:

  Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year prior to the beginning of any Contract Year, unless we agree otherwise.

17. Replace the fourth complete sentence in the right column on B-PPA-16 with the following:

  Requests for such changes must be made at least 30 days prior to the Contract Year anniversary date, unless we agree otherwise.

18. Replace the first sentence under "FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?" on B-PPA-16 with the following:

   Each Systematic Withdrawal Program payment may be taken on a pro rata basis from the Fixed Interest Account and investment divisions of the Separate Account in which you then have money.

19. Replace the third sentence under "FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?" on B-PPA-16 with the following:

   You will also be able to select the percentage to be withdrawn from each investment division and/or Fixed Interest Account based on your preference.

20. Replace the first sentence of the first paragraph under "WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?" on B-PPA-16 with the following:

   For purposes of the early withdrawal charge, Systematic Withdrawal Program payments are characterized as a single withdrawal made in a series of payments over a twelve month period. If you have elected the Systematic Withdrawal Program, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal on the first Systematic Withdrawal Program payment date for the first Contract Year for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. For Contract Years thereafter, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal as of the first Systematic Withdrawal Program payment date after the Contract Year anniversary for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. However, each Systematic Withdrawal Program payment will be treated separately as of the date of a withdrawal from your Contract to determine whether or not it is subject to a withdrawal charge. We will withdraw that portion of the withdrawal that constitutes the early withdrawal charge when we make the Systematic Withdrawal Program payment.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

21.Add the following after the second sentence of paragraph 3 in the right column on B-PPA-18:

  Beginning on or about December 15, 1998 and if approved in your state, the Free Corridor withdrawal percentage may be taken in an unlimited number of partial withdrawals during the Contract year for all Contracts.

22. The first sentence under "WHAT ARE THE INVESTMENT CHOICES?" on B-PPA-22 is replaced with the following:

  The investment choices provided through the Separate Account are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions described earlier in Section 1 under "YOUR INVESTMENT CHOICES."

23. The last sentence of the paragraph in the left column on B-PPA-29 which continues onto the right column is replaced with the following:

  The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

24. The first sentence of the first complete paragraph in the right column on B-PPA-29 is replaced with the following:

  Performance may be shown for certain investment strategies that are made available under certain Contracts.

25. Add the following after the fifth sentence in the paragraph in the right column on B-PPA-29:

  The third strategy is the "Index Selector SM." Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index and Russell 2000 Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis for the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

26. Replace the sixth sentence in the right column of B-PPA-29 with the following:

  An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage.

27. Replace the next to last sentence in the right column on B-PPA-29 with the following:

  We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

  Supplement to Prospectus for Metropolitan Life Separate Account E for Enhanced Preference Plus Group Contracts dated May 1, 1998.

1. All references throughout the Prospectus to certain Division names and a Portfolio name are changed as follows:

   FROM:                       TO:
   -----                       ---
   Income Division             State Street Research Income Division
   Diversified Division        State Street Research Diversified Division
   Stock Index Division        MetLife Stock Index Division
   Growth Division             State Street Research Growth Division
   Aggressive Growth Division  State Street Research Aggressive Growth Division
   International Stock
    Division                   Santander International Stock Division
   State Street Research       Santander International Stock Portfolio
    International Stock
    Portfolio

2. All references throughout the Prospectus to Systematic Withdrawal Income Program and SWIP are replaced with Systematic Withdrawal Program.

3. The second sentence of the third paragraph on the first page is changed to read as follows:

  The choices depend on what is available under your Contract or Income Annuity and may include the Fixed Interest Account and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity, Santander International Stock (formerly known as State Street Research International Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE (R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund").

4.Add the following information to the Table of Expenses on C-PPA-4 and C-PPA-
5:

                                                             OTHER EXPENSES
   METROPOLITAN FUND ANNUAL EXPENSES                         AFTER EXPENSE
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)   MANAGEMENT FEES REIMBURSEMENT  TOTAL
   ---------------------------------------   --------------- -------------- -----
   Harris Oakmark Large Cap Value
    Portfolio(d)(g).......................         .75            .20        .95
   Lehman Brothers Aggregate Bond Index
    Portfolio(g)..........................         .25            .20        .45
   Morgan Stanley EAFE (R) Index
    Portfolio(g)..........................         .30            .25        .55
   Neuberger&Berman Partners Mid Cap Value
    Portfolio(d)(g).......................         .70            .20        .90
   Russell 2000 Index Portfolio(g)........         .25            .20        .45
   T. Rowe Price Large Cap Growth
    Portfolio(d)(g).......................         .70            .20        .90

EXAMPLE

  If you surrender your Contract at the end of the applicable time period:

  You would pay the following expenses on a $1,000 investment in each investment division listed below, assuming 5% annual return on assets:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division.....  $82    $105     --      --
   Lehman Brothers Aggregate Bond Index Divi-
    sion.......................................   77      89     --      --
   Morgan Stanley EAFE (R) Index Division......   78      92     --      --
   Neuberger&Berman Partners Mid Cap Value Di-
    vision.....................................   82     103     --      --
   Russell 2000 Index Division.................   77      89     --      --
   T. Rowe Price Large Cap Growth Division.....   82     103     --      --

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998______________________________________ 98112R96(exp0599)MLIC-LD

  If you annuitize at the end of the applicable time period or do not surrender your Contract(h):

  You would pay the following expenses on a $1,000 investment in each
investment division listed below,   assuming 5% annual return on assets:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division.....  $19     $60     --      --
   Lehman Brothers Aggregate Bond Index
    Division...................................   14      45     --      --
   Morgan Stanley EAFE (R) Index Division......   15      48     --      --
   Neuberger&Berman Partners Mid Cap Value
    Division...................................   19      59     --      --
   Russell 2000 Index Division.................   14      45     --      --
   T. Rowe Price Large Cap Growth Division.....   19      59     --      --

  (g) The Portfolios commenced operations on November 9, 1998. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1998. Subject to receiving New York State Insurance Department approval, MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios, and .25% of the average net assets for the Morgan Stanley EAFE (R) Index Portfolio until each of the Portfolio's total net assets are at least $100 million, or until November 8, 2000, whichever is earlier.

 5.The last sentence of footnote (f) on C-PPA-5 is deleted and substituted with the following sentence:

   MetLife ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997, the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998 and the Scudder Global Equity Portfolio as of July 1, 1998.

 6.Footnote (g) on C-PPA-4 and C-PPA-5 is changed to Footnote (h).

 7.Replace the third sentence under "WHAT ARE THE INVESTMENT CHOICES AND HOW
   DO WE PROVIDE THEM?" on C-PPA-11 with the following:

   If approved in your state, the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley
   EAFE (R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions are also available.

 8.Replace the last paragraph in the right column on C-PPA-11 through the ninth paragraph in the left column on C-PPA-12 with the following:


   State Street Research Income Portfolio: Seeks a) the highest possible return, by combining current income with capital gains, consistent with prudent investment risk, and b) secondarily, the preservation of capital by investing at least 75% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization, or of comparable quality.

   State Street Research Diversified Portfolio: Seeks a high total return while attempting to limit investment risk and preserve capital by investing portions of its assets in: equity securities of the type that can be purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments.

   MetLife Stock Index Portfolio: Seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") by normally investing most of its assets in common stocks included in the S&P 500 Index.

   State Street Research Growth Portfolio: Seeks long-term growth of capital and income, and moderate current income. Generally, the greatest portion of the Portfolio's assets will be invested in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.

   Janus Mid Cap Portfolio: Seeks to provide long-term growth of capital by normally investing at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

   Loomis Sayles High Yield Bond Portfolio: Seeks high total investment return through a combination of current income and capital appreciation by normally investing at least 65% of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds").

   State Street Research Aggressive Growth Portfolio: Seeks maximum capital appreciation by generally investing most of its assets in the common stocks and other securities convertible into or carrying the right to acquire common stocks of less mature companies with the potential for rapid growth and companies whose unusual circumstances have not been fully recognized.
   T. Rowe Price Small Cap Growth Portfolio: Seeks long-term capital growth by normally investing at least 65% of its total assets in a diversified group of small capitalization companies.

   Scudder Global Equity Portfolio: Seeks to provide long-term growth of capital by generally investing most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter.

   Santander International Stock Portfolio: Seeks long-term growth of capital by normally investing at least 65% of its net assets in equity securities of established large capitalization foreign (non-U.S. domiciled) companies with attractive long-term prospects for growth of capital.

   Harris Oakmark Large Cap Value Portfolio: To achieve long-term capital appreciation. The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies.

   Lehman Brothers Aggregate Bond Index Portfolio: To equal the performance of the Lehman Brothers Aggregate Bond Index. The Portfolio will normally invest most of its assets in fixed income securities, included in the Lehman Brothers Aggregate Bond Index.

   Morgan Stanley EAFE (R) Index Portfolio: To equal the return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE (R)) Index. The Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE (R) Index.

   Neuberger&Berman Partners Mid Cap Value Portfolio: To achieve capital growth. The Portfolio will normally invest at least 65% of its total assets in common stocks of mid capitalization companies.

   Russell 2000 Index Portfolio: To equal the return of the Russell 2000 Index. The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.

   T. Rowe Price Large Cap Growth Portfolio: To achieve long-term growth of capital, and, secondarily, dividend income. The Portfolio will invest at least 65% of its total assets in a diversified group of large capitalization growth companies.

 9.Add the following at the top of the right column on C-PPA-12:

   For providing investment management services to the Lehman Brothers Aggregate Bond Index, MetLife Stock Index and Russell 2000 Index Portfolios, we receive monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the Morgan Stanley EAFE (R) Index Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .30% of the average daily assets of the aggregate net assets of the Portfolio.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

 November 9, 1998

10. The last two sentences of the paragraph which starts at the bottom of the left column and continues into the right column on C-PPA-12 are changed to read as follows:

    For providing investment management services to the State Street Research Aggressive Growth Portfolio, we receive monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Income, State Street Research Diversified, State Street Research Growth and State Street Research Aggressive Growth Portfolios.

11. The first complete paragraph in the right column on C-PPA-12 is replaced with the following:

    For providing investment management services to the Santander International Stock Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. Effective on or about November 9, 1998, Santander Global Advisors, Inc., of which MetLife owns 25% of the outstanding common stock, became the sub-investment manager for the Santander International Stock Portfolio.

12. Delete the last sentence of the first paragraph in the left column on C-PPA-13 and substitute the following:

    For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million and .60% of such assets in excess of $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth Portfolios.

13. Add the following two paragraphs following the first complete paragraph in the left column on C-PPA-13:

    For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

    For providing investment management services to the Neuberger&Berman Partners Mid Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .675% of such assets on the next $250 million, .65% of such assets on the next $500 million, .625% of such assets on the next $750 million and .60% of such assets over $1.6 billion. Neuberger&Berman Management Incorporated is the sub-investment manager for the Neuberger&Berman Partners Mid Cap Value Portfolio.

14. Add the following after the fourth sentence under "CAN YOU MAKE SYSTEMATIC WITHDRAWALS?" on C-PPA-15:

    Beginning on or about December 15, 1998, if you choose to receive a percentage of your Account Balance, we will determine the initial dollar amount payable as of the date these payments begin and we will pay the dollar amount over the remainder of the Contract Year. For example, if you ask for a percentage equal to $12,000 and there are six months left in the Contract Year, we will pay you $2,000 a month if payments are made monthly. For each later Contract Year that the Systematic Withdrawal Program remains in effect, we will pay you either the dollar amount that you have chosen, or a dollar amount equal to the percentage of

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998
    your Account Balance you have chosen, applied to your Account Balance as of your first Systematic Withdrawal Program payment date in that Contract Year. We will pay this amount over the full Contract Year. For example, if you ask for a percentage equal to $12,000 a year, we will pay you $1,000 a month if payments are to be made monthly.

15. Replace the second and third to last sentences under "CAN YOU MAKE SYSTEMATIC WITHDRAWALS?" on C-PPA-15 with the following:

    Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year prior to your Systematic Withdrawal Program anniversary date or, on or about December 15, 1998, prior to the beginning of any Contract Year, unless we agree otherwise. Requests for such changes must be made at least 30 days prior to the Systematic Withdrawal Program anniversary date or, on or about December 15, 1998, at least 30 days prior to the beginning of any Contract Year, unless we agree otherwise.

16. Replace the first sentence under "FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?" on C-PPA-15 with the following:

    Depending on your Enhanced IRA or Enhanced Non-Qualified Contract, each Systematic Withdrawal Program payment may be taken on a pro rata basis from either (1) the Fixed Interest Account and investment divisions of the Separate Account in which you then have money or (2) only from investment divisions of the Separate Account in which you then have money.

17. Replace the third sentence under "FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?" on C-PPA-15 with the following:

    You will also be able to select the percentage to be withdrawn from each investment division and/or Fixed Interest Account based on your preference.

18. Add the following paragraph after the second sentence of the first paragraph under "WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?" on C-PPA-16:

    Beginning on or about December 15, 1998, if you have elected the Systematic Withdrawal Program, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal on the first Systematic Withdrawal Program payment date for the first Contract Year for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. For Contract Years thereafter, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal as of the first Systematic Withdrawal Program payment date after the Contract Year anniversary for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. However, each Systematic Withdrawal Program payment will be treated separately as of the date of a withdrawal from your Contract to determine whether or not it is subject to a withdrawal charge. We will withdraw that portion of the withdrawal that constitutes the early withdrawal charge when we make the Systematic Withdrawal Program payment.

19. Replace the fourth sentence under "WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?" on C-PPA-16 with the following:

    On or about December 15, 1998, only Systematic Withdrawal Program payments in excess of the 10% Free Corridor will be subject to an early withdrawal charge unless the payments are from other amounts to which an early withdrawal charge no longer applies. See "Deductions and Charges."

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

20. Add the following after the second sentence of paragraph 3 in the right column on C-PPA-17:

     Beginning on or about December 15, 1998 and if approved in your state, the Free Corridor withdrawal percentage may be taken in an unlimited number of partial withdrawals during the Contract year for all Contracts.

21. The first sentence under "WHAT ARE THE INVESTMENT CHOICES?" on C-PPA-20 is replaced with the following:

     The investment choices provided through the Separate Account are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions described earlier in Section 1 under "YOUR INVESTMENT CHOICES."

22. The last sentence of the first complete paragraph in the left column on C-PPA-27 is replaced with the following:

     The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe Australasia Far East Index.

23. The first sentence of the paragraph in the right column on C-PPA-27 is replaced with the following:

     Performance may be shown for certain investment strategies that are made available under certain Contracts.

24. Add the following after the fifth sentence in the paragraph in the right column on C-PPA-27:

     The third strategy is the "Index SelectorSM". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index and Russell 2000 Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis for the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

25. Replace the sixth sentence in the right column on C-PPA-27 with the following:

     An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of the period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

26. Replace the next to last sentence in the right column on C-PPA-27 with the following:

     We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future.

27. Replace the first paragraph under "HOW DO FEDERAL INCOME TAXES AFFECT YOUR DEFERRED ENHANCED CONTRACT?" on C-PPA-28 with the following:

     All contributions under the Enhanced Contracts, other than contributions under Enhanced Non-Qualified Contracts, non-deductible contributions under the Enhanced IRA Contracts and certain other qualified Enhanced Contracts, will be made on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. Because of this, Federal income taxes are payable on contributions to your contract which were not subject to tax when you withdraw them, as well as on income earned under the Enhanced Contract.

28. Replace the third sentence of the second complete paragraph in the left column on C-PPA-29 with the following:

     For 1998, if you are an "active participant" in another retirement plan and your adjusted gross income is $30,000 or less ($50,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $40,000 ($60,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out.

29. Replace the first sentence of the third complete paragraph in the left column on C-PPA-30 with the following:

     Taxable withdrawals before age 59 1/2 are subject to a 10% tax penalty (this does not apply to the return of any non-deductible purchase payments).

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

  Supplement to Prospectus for Metropolitan Life Separate Account E for Enhanced TSA, Enhanced Non-Qualified, Enhanced IRA, Enhanced PEDC and Enhanced 403(a) Preference Plus and Financial Freedom Account Group Annuity Contracts dated May 1, 1998.

1. All references throughout the Prospectus to certain investment division names and a Portfolio name are changed as follows:

   FROM                        TO:
   ----                        ---
   Income Division             State Street Research Income Division
   Diversified Division        State Street Research Diversified Division
   Stock Index Division        MetLife Stock Index Division
   Growth Division             State Street Research Growth Division
   Aggressive Growth Division  State Street Research Aggressive Growth Division
   International Stock
    Division                   Santander International Stock Division
   State Street Research       Santander International Stock Portfolio
    International Stock
    Portfolio

2. All references throughout the Prospectus to Systematic Withdrawal Income Program and SWIP are replaced with Systematic Withdrawal Program.

3. The second sentence of the fourth paragraph on the first page is changed to read as follows:

  The choices depend on what is available under your Contract and may include the Fixed Interest Account and, through Metropolitan Life Separate Account E, the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, Janus Mid Cap, Loomis Sayles High Yield Bond, State Street Research Aggressive Growth, T. Rowe Price Small Cap Growth, Scudder Global Equity, Santander International Stock (formerly known as State Street Research International Stock), Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Calvert Social Balanced Portfolio (formerly Calvert Responsibly Invested Balanced Portfolio) and Calvert Social Mid Cap Growth Portfolio (formerly Calvert Responsibly Invested Capital Accumulation Portfolio) of the Calvert Variable Series, Inc. (formerly Acacia Capital Corporation) and the Money Market VIP, Equity-Income VIP, Growth VIP and Overseas VIP Portfolios of the Variable Insurance Products Fund and the Investment Grade Bond VIP II and Asset Manager VIP II Portfolios of the Variable Insurance Products Fund II ("Fidelity VIP and VIP II Funds").

4. Add the following information to the Table of Expenses-Enhanced TSA, Enhanced Non-Qualified, Enhanced IRA, Enhanced PEDC and Enhanced 403(a) Preference Plus Contracts and Income Annuities on FFA-5 and FFA-6:

                                                           OTHER EXPENSES
   METROPOLITAN FUND ANNUAL EXPENSES            MANAGEMENT AFTER EXPENSE
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)         FEES    REIMBURSEMENT  TOTAL
   ---------------------------------------      ---------- -------------- -----
   Harris Oakmark Large Cap Value
    Portfolio(d)(g)............................    .75          .20        .95
   Lehman Brothers Aggregate Bond Index
    Portfolio(g)...............................    .25          .20        .45
   Morgan Stanley EAFE(R) Index Portfolio(g)...    .30          .25        .55
   Neuberger&Berman Partners Mid Cap Value
    Portfolio(d)(g)............................    .70          .20        .90
   Russell 2000 Index Portfolio(g).............    .25          .20        .45
   T. Rowe Price Large Cap Growth
    Portfolio(d)(g)............................    .70          .20        .90

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998                                       98112R99(exp0599)MLIC-LD

EXAMPLE

  If you surrender your Contract at the end of the applicable time period:

  You would pay the following expenses on a $1,000 investment in each investment division listed below, assuming 5% annual return on assets:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division.....  $75     $99     --      --
   Lehman Brothers Aggregate Bond Index
    Division...................................   70      83     --      --
   Morgan Stanley EAFE(R) Index Division.......   71      87     --      --
   Neuberger&Berman Partners Mid Cap Value
    Division...................................   75      98     --      --
   Russell 2000 Index Division.................   70      83     --      --
   T. Rowe Price Large Cap Growth Division.....   75      98     --      --

  If you annuitize at the end of the applicable time period or do not surrender your Contract(m):

  You would pay the following expenses on a $1,000 investment in each investment division listed below, assuming 5% annual return on assets:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division.....  $19    $ 60     --      --
   Lehman Brothers Aggregate Bond Index
    Division...................................   14      45     --      --
   Morgan Stanley EAFE(R) Index Division.......   15      48     --      --
   Neuberger&Berman Partners Mid Cap Value
    Division...................................   19      59     --      --
   Russell 2000 Index Division.................   14      45     --      --
   T. Rowe Price Large Cap Growth Division.....   19      59     --      --

 5.Add the following to the Table of Expenses-FFA Contracts and Income Annuities on FFA-7 and FFA-8:

                                                             OTHER EXPENSES
   METROPOLITAN FUND ANNUAL EXPENSES                         AFTER EXPENSE
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)   MANAGEMENT FEES REIMBURSEMENT  TOTAL
   ---------------------------------------   --------------- -------------- -----
   Harris Oakmark Large Cap Value
    Portfolio(d)(g).......................          75            .20        .95
   Lehman Brothers Aggregate Bond Index
    Portfolio(g)..........................         .25            .20        .45
   Morgan Stanley EAFE(R) Index
    Portfolio(g)..........................         .30            .25        .55
   Neuberger&Berman Partners Mid Cap Value
    Portfolio(d)(g).......................         .70            .20        .90
   Russell 2000 Index Portfolio(g)........         .25            .20        .45
   T. Rowe Price Large Cap Growth
    Portfolio(d)(g).......................         .70            .20        .90

EXAMPLE

  If you surrender your Contract at the end of the applicable time period:

  You would pay the following expenses on a $1,000 investment in each investment division listed below, assuming 5% annual return on assets:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division.....  $19     $60     --      --
   Lehman Brothers Aggregate Bond Index
    Division...................................   14      45     --      --
   Morgan Stanley EAFE(R) Index Division.......   15      48     --      --
   Neuberger&Berman Partners Mid Cap Value
    Division...................................   19      59     --      --
   Russell 2000 Index Division.................   14      45     --      --
   T. Rowe Price Large Cap Growth Division.....   19      59     --      --

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

  If you annuitize at the end of the applicable time period or do not surrender your Contract(m):

  You would pay the following expenses on a $1,000 investment in each investment division listed below, assuming 5% annual return on assets:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   Harris Oakmark Large Cap Value Division.....  $19     $60     --      --
   Lehman Brothers Aggregate Bond Index
    Division...................................   14      45     --      --
   Morgan Stanley EAFE(R) Index Division.......   15      48     --      --
   Neuberger&Berman Partners Mid Cap Value
    Division...................................   19      59     --      --
   Russell 2000 Index Division.................   14      45     --      --
   T. Rowe Price Large Cap Growth Division.....   19      59     --      --

  Add the following footnote (g) on FFA-9:

    (g) The Portfolios commenced operations on November 9, 1998. Management fees and other expenses for these Portfolios are estimated amounts for the year ending December 31, 1998. Subject to receiving New York State Insurance Department approval, MetLife has agreed to bear all expenses (other than management fees, brokerage commissions, taxes, interest and any extraordinary or non-recurring expenses) in excess of .20% of the average net assets for each of the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Portfolios, and .25% of the average net assets for the Morgan Stanley EAFE(R) Index Portfolio until each of the Portfolio's total net assets are at least $100 million, or until November 8, 2000, whichever is earlier.

 6. The last sentence of footnote (f) beginning on FFA-8 and continuing on FFA-9 is deleted and substituted with the following sentence:

  MetLife ceased subsidizing such expenses for the Janus Mid Cap Portfolio as of December 31, 1997, the T. Rowe Price Small Cap Growth Portfolio as of January 23, 1998 and the Scudder Global Equity Portfolio as of July 1, 1998.

 7. Footnotes (g), (h), (i), (j), (k), and (l), respectively, on FFA-5, FFA-6, FFA-7, FFA-8 and FFA-9 have been changed to (h), (i), (j), (k), (l), and
    (m), respectively.

 8. Replace the second sentence under "WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?" on FFA-19 with the following:

  Divisions available for new investments for the Enhanced Preference Plus Contracts are the State Street Research Income, State Street Research Diversified, State Street Research Growth, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Calvert Social Balanced, Calvert Social Mid Cap Growth, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, the Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions.

 9. Replace the fourth sentence under "WHAT ARE THE INVESTMENT CHOICES AND HOW DO WE PROVIDE THEM?" on FFA-19 with the following:

  Divisions available for the FFA Contracts are the MetLife Stock Index, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions, and both Calvert Divisions and the five Fidelity Divisions.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

10. Replace the last five paragraphs in the left column up through the fifth complete paragraph in the right column on FFA-20 with the following:

  State Street Research Income Portfolio: Seeks a) the highest possible return, by combining current income with capital gains, consistent with prudent investment risk, and b) secondarily, the preservation of capital by investing at least 75% of its total assets in non-convertible debt securities in the three highest rating categories as determined by a nationally recognized statistical rating organization, or of comparable quality.

  State Street Research Diversified Portfolio: Seeks a high total return while attempting to limit investment risk and preserve capital by investing portions of its assets in: equity securities of the type that can be purchased by the State Street Research Growth Portfolio, debt securities of the type that can be purchased by the State Street Research Income Portfolio and short-term money market instruments.

  MetLife Stock Index Portfolio: Seeks to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") by normally investing most of its assets in common stocks included in the S&P 500 Index.

  State Street Research Growth Portfolio: Seeks long-term growth of capital and income, and moderate current income. Generally, the greatest portion of the Portfolio's assets will be invested in equity securities of good quality where the stock price represents a good value based on considerations such as price to book value and price to earnings ratios.

  Janus Mid Cap Portfolio: Seeks to provide long-term growth of capital by normally investing at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

  Loomis Sayles High Yield Bond Portfolio: Seeks high total investment return through a combination of current income and capital appreciation by normally investing at least 65% of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds").

  State Street Research Aggressive Growth Portfolio: Seeks maximum capital appreciation by generally investing most of its assets in the common stocks and other securities convertible into or carrying the right to acquire common stocks of less mature companies with the potential for rapid growth and companies whose unusual circumstances have not been fully recognized.

  T. Rowe Price Small Cap Growth Portfolio: Seeks long-term capital growth by normally investing at least 65% of its total assets in a diversified group of small capitalization companies.

  Scudder Global Equity Portfolio: Seeks to provide long-term growth of capital by generally investing most of its assets in equity securities (primarily common stock) of established companies listed on U.S. or foreign securities exchanges or traded over-the-counter.

  Santander International Stock Portfolio: Seeks long-term growth of capital by normally investing at least 65% of its net assets in equity securities of established large capitalization foreign (non-U.S. domiciled) companies with attractive long-term prospects for growth of capital.

  Harris Oakmark Large Cap Value Portfolio: To achieve long-term capital appreciation. The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization U.S. companies.

  Lehman Brothers Aggregate Bond Index Portfolio: To equal the performance of the Lehman Brothers Aggregate Bond Index. The Portfolio will normally invest most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

  Morgan Stanley EAFE(R) Index Portfolio: To equal the return of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE(R)) Index. The Portfolio will normally invest most of its assets in equity securities included in the MSCI EAFE(R) Index.

  Neuberger&Berman Partners Mid Cap Value Portfolio: To achieve capital growth. The Portfolio will normally invest at least 65% of its total assets in common stocks of mid capitalization companies.

  Russell 2000 Index Portfolio: To equal the return of the Russell 2000 Index. The Portfolio will normally invest most of its assets in common stocks included in the Russell 2000 Index.

  T. Rowe Price Large Cap Growth Portfolio: To achieve long-term growth of capital, and, secondarily, dividend income. The Portfolio will invest at least 65% of its total assets in a diversified group of large capitalization growth companies.

11. Add the following after the first sentence in the fourth paragraph in the left column on FFA-21:

  For providing investment management services to the Lehman Brothers Aggregate Bond Index, MetLife Stock Index and Russell 2000 Index Portfolios, we receive monthly compensation from each Portfolio at an annual rate of .25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the Morgan Stanley EAFE(R) Index Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .30% of the average daily assets of the aggregate net assets of the Portfolio.

12. The last two sentences of the fourth complete paragraph in the left column on FFA-21 are changed to read as follows:

  For providing investment management services to the State Street Research Aggressive Growth Portfolio, we receive monthly compensation at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. We pay State Street Research & Management Company, one of our subsidiaries, to provide us with sub-investment management services for the State Street Research Income, State Street Research Diversified, State Street Research Growth and State Street Research Aggressive Growth Portfolios.

13. The fifth paragraph beginning in the left column on FFA-21 and continuing into the right column is replaced with the following:

  For providing investment management services to the Santander International Stock Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, .70% of such assets on the next $500 million and .65% of such assets on amounts over $1 billion. Effective on or about November 9, 1998, Santander Global Advisors, Inc., of which MetLife owns 25% of the outstanding common stock, became the sub-investment manager for the Santander International Stock Portfolio.

14. Delete the last sentence of the first complete paragraph in the right column on FFA-21 and substitute the following:

  For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million and .60% of such assets in excess of $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

15. Add these two paragraphs following the second complete paragraph in the right column on FFA-21:

  For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and .70% of such assets in excess of $250 million. Harris Associates L.P., whose general partner is indirectly owned by MetLife, is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

  For providing investment management services to the Neuberger&Berman Partners Mid Cap Value Portfolio, we receive monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio up to $100 million, .675% of such assets on the next $250 million, .65% of such assets on the next $500 million, .625% of such assets on the next $750 million and .60% of such assets over $1.6 billion. Neuberger&Berman Management Incorporated is the sub-investment manager for the Neuberger&Berman Partners Mid Cap Value Portfolio.

16. Replace the seventh and eighth sentences under "CAN YOU MAKE SYSTEMATIC WITHDRAWALS?" on FFA-25 with the following:

  If you choose to receive a percentage of your Account Balance, we will determine the initial dollar amount payable as of the date these payments begin and will pay the dollar amount over the remainder of the Contract Year. For example, if you ask for a percentage equal to $12,000 and there are six months left in the Contract Year, we will pay you $2,000 a month if payments are made monthly. For each later Contract Year that the Systematic Withdrawal Program remains in effect, we will pay you either the dollar amount that you have chosen or a dollar amount equal to the percentage of your Account Balance you have chosen, applied to your Account Balance as of your first Systematic Withdrawal Program payment date in that Contract Year. We will pay this amount over the full Contract Year. For example, if you ask for a percentage equal to $12,000 a year, we will pay you $1,000 a month if payments are to be made monthly.

17. Delete the eleventh complete sentence in the right column on FFA-25.

18. Replace the last four sentences in the paragraph before "FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?" in the right column on FFA-25 with the following:

  Changes to the specified dollar amount or percentage or to alter the timing of payments may be made once a year prior to the beginning of any Contract Year, unless we agree otherwise. The change will be effective for the first Systematic Withdrawal Program payment for the following Contract Year. Requests for such changes must be made at least 30 days prior to the Contract Year anniversary date, unless we agree otherwise. You may cancel your Systematic Withdrawal Program request at any time by telephone or by writing us at the Designated Office.

19. Replace the first sentence under "FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?" on FFA-25 with the following:

  Each Systematic Withdrawal Program payment may be taken on a pro rata basis from the Fixed Interest Account and investment divisions of the Separate Account in which you then have money.

20. Replace the third sentence under "FROM WHICH INVESTMENT DIVISIONS WILL WITHDRAWALS BE MADE FOR SYSTEMATIC WITHDRAWAL PROGRAM PAYMENTS?" on FFA-25 with the following:

  You will also be able to select the percentage to be withdrawn from each investment division and/or the Fixed Interest Account based on your preference.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

21. Replace the first sentence of the first paragraph under "WILL YOU PAY AN EARLY WITHDRAWAL CHARGE (SALES LOAD) WHEN YOU RECEIVE A SYSTEMATIC WITHDRAWAL PROGRAM PAYMENT?" on FFA-26 with the following:

  For purposes of the early withdrawal charge, Systematic Withdrawal Program payments are characterized as a single withdrawal made in a series of payments over a twelve month period.

  If you have elected the Systematic Withdrawal Program, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal on the first Systematic Withdrawal Program payment date for the first Contract Year for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. For Contract Years thereafter, we will treat the full amount to be paid in a Contract Year as a lump sum withdrawal as of the first Systematic Withdrawal Program payment date after the Contract Year anniversary for purposes of determining how much of the withdrawal will be exempt from the withdrawal charge. However, each Systematic Withdrawal Program payment will be treated separately as of the date of a withdrawal from your Contract to determine whether or not it is subject to a withdrawal charge. We will withdraw that portion of the withdrawal that constitutes the withdrawal charge when we make the Systematic Withdrawal Program payment.

22. The second sentence of paragraph 3 in the right column on FFA-27 is replaced with the following:

  The Free Corridor percentage may be taken in an unlimited number of partial withdrawals (for each withdrawal we calculate the percentage it represents of your Account Balance and whenever the total of such percentages exceeds the specified percentage the early withdrawal charge applies) from your Account Balance during the Contract Year.

23. The first sentence under "WHAT ARE THE INVESTMENT CHOICES?" on FFA-31 is replaced with the following:

  The investment choices provided through the Separate Account are the State Street Research Income, State Street Research Diversified, MetLife Stock Index, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock, Calvert Social Balanced, Calvert Social Mid Cap Growth Divisions, and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions.

24. The fourth sentence under "WHAT ARE THE INVESTMENT CHOICES?" on FFA-31 is replaced with the following:

  In some cases the State Street Research Income, State Street Research Diversified, State Street Research Growth, State Street Research Aggressive Growth, Santander International Stock Divisions, the Fidelity Money Market Division and, if approved in your state, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE(R) Index, Neuberger&Berman Partners Mid Cap Value, Russell 2000 Index and T. Rowe Price Large Cap Growth Divisions, are also available for the FFA Contracts.

25. The last sentence of the paragraph which starts at the bottom of the left column on FFA-38 and continues to the right column is replaced with the following:

  The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000 Index, the Russell 2000 Growth Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

26. The first sentence of the first complete paragraph in the right column on FFA-38 is replaced with the following:

  Performance may be shown for certain investment strategies that are made available under certain Contracts.

27. Add the following after the fifth sentence in the first complete paragraph in the right column on FFA-38:

  The third strategy is the "Index Selector SM". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index and Russell 2000 Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

28. Replace the sixth sentence in the first complete paragraph in the right column on FFA-38:

  An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage.

29. Replace the next to last sentence in the first complete paragraph in the right column on FFA-38 with the following:

  We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future.

30. Replace the third sentence of the last paragraph in the left column on FFA-42 with the following:

  For 1998, if you are an "active participant" in another retirement plan and your adjusted gross income is $30,000 or less ($50,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $40,000 ($60,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deduction will be phased out.

31. Replace the fourth sentence of the third complete paragraph in the left column on FFA-46 with the following:

  If you die before payments under an income annuity begins, we must make payment of your entire interest under the Contract within five years of your death or begin payments under an income annuity allowed by the Code to your beneficiary within one year of your death.

                   KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

November 9, 1998

  Supplement to Metropolitan Life Separate Account E Preference Plus and Financial Freedom Account Group and Individual Annuity Contracts Statement of Additional Information dated May 1, 1998.

1. All references throughout the Statement of Additional Information to certain investment division names and a Portfolio name are changed as follows:

     FROM                     TO
     ----                     --
     Income Division          State Street Research Income Division
     Diversified Division     State Street Research Diversified Division
     Stock Index Division     MetLife Stock Index Division
     Growth Division          State Street Research Growth Division
     Aggressive Growth Divi-
      sion                    State Street Research Aggressive Growth Division
     International Stock Di-
      vision                  Santander International Stock Division
     State Street Research
      International Stock
      Portfolio               Santander International Stock Portfolio

2.The first sentence of the last paragraph in the right column on page 4 is revised to read as follows:

  Performance may be shown for certain investment strategies that are made available under certain Contracts.

3.Add the following before the first complete sentence in the left column on page 5:

  The third strategy is the "Index SelectorSM." Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index and Russell 2000 Index Divisions and the Fixed Interest Account in order to bring the percentage in each of these divisions and the Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are selected by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

4.Replace the first complete sentence in the left column on page 5 with the following:

  An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of the period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage.

5.Replace the next to last sentence in the right column on page 5 with the following:

  We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other investment divisions for which these strategies are made available in the future.

  KEEP THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

November 9, 1998